Exhibit 10.1

SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of March 12, 2013
by and among
COAST CRANE COMPANY
as US Borrower,
COAST CRANE LTD.
as Canadian Borrower,
CC ACQUISITION HOLDING CORP.,
as Guarantor
THE OTHER PERSONS PARTY HERETO THAT ARE
DESIGNATED AS CREDIT PARTIES,
GENERAL ELECTRIC CAPITAL CORPORATION,
for itself, as a US Revolving Lender, Canadian Revolving Lender, Term Lender, Swingline Lender and as Administrative Agent for all Lenders,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
for itself, as a Lender, and as Documentation Agent for all Lenders,
and
THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders
****************************************

GE CAPITAL MARKETS, INC.
and
WELLS FARGO CAPITAL FINANCE, LLC,
as Joint Lead Arrangers and Joint Bookrunners

i

3.16	Intellectual Property	44
3.17	Brokers' Fees; Transaction Fees	44
3.18	Insurance	44
3.19	Ventures, Subsidiaries and Affiliates; Outstanding Stock	44
3.20	Jurisdiction of Organization; Chief Executive Office	45
3.21	Locations of Inventory, Equipment and Books and Records	45
3.22	Deposit Accounts and Other Accounts	45
3.23	Government Contracts	45
3.24	Customer and Trade Relations	45
3.25	Bonding	45
3.26	Status of Holdings	45
3.27	Full Disclosure	46
3.28	Foreign Assets Control Regulations and Anti-Money Laundering	46
3.29	Patriot Act	46
3.30	Vehicles	46
3.31	Equipment	47

ARTICLE IV.	AFFIRMATIVE COVENANTS	47

4.1	Financial Statements	47
4.2	Appraisals; Certificates; Other Information	48
4.3	Notices	51
4.4	Preservation of Corporate Existence, Etc	53
4.5	Maintenance of Property	54
4.6	Insurance	54
4.7	Payment of Obligations	55
4.8	Compliance with Laws	56
4.9	Inspection of Property and Books and Records	56
4.10	Use of Proceeds	56
4.11	Cash Management Systems	56
4.12	Landlord Agreements; Bailee Waivers	57
4.13	Further Assurances	57
4.14	Environmental Matters	59
4.15	Vehicles	59
4.16	Canadian Pension Plans and Benefit Plans	59

ARTICLE V.	NEGATIVE COVENANTS	60

5.1	Limitation on Liens	60
5.2	Disposition of Assets	62
5.3	Consolidations and Mergers	62
5.4	Acquisitions; Loans and Investments	63
5.5	Limitation on Indebtedness	64
5.6	Employee Loans and Transactions with Affiliates	65

5.7	Compensation	65
5.8	Use of Proceeds	65
5.9	Contingent Obligations	66
5.10	Employee Matters	66
5.11	Restricted Payments	66
5.12	Change in Business	67
5.13	Change in Structure	67
5.14	Changes in Accounting, Name and Jurisdiction of Organization	67
5.15	Amendments to Agreements	68
5.16	No Negative Pledges	68
5.17	OFAC; Patriot Act	68
5.18	Sale-Leasebacks; Leases	68
5.19	Hazardous Materials	68
5.20	Prepayments of Other Indebtedness	68
5.21	Bank Accounts	68

ARTICLE VI.	FINANCIAL COVENANTS	69

6.1	Fixed Charge Coverage Ratio	69
6.2	Net Capital Expenditures	69
6.3	Cash and Cash Equivalents of Canadian Borrower	70

ARTICLE VII.	EVENTS OF DEFAULT	70

7.1	Events of Default	70
7.2	Remedies	72
7.3	Rights Not Exclusive	73
7.4	Cash Collateral for Letters of Credit	73

ARTICLE VIII.	THE AGENT	73

8.1	Appointment and Duties	73
8.2	Binding Effect	74
8.3	Use of Discretion	75
8.4	Delegation of Rights and Duties	75
8.5	Reliance and Liability	76
8.6	Agent Individually	77
8.7	Lender Credit Decision	78
8.8	Expenses; Indemnities; Withholding	78
8.9	Resignation of Agent or L/C Issuer	79
8.10	Release of Collateral or Guarantors	80
8.11	Additional Secured Parties	81
8.12	Documentation Agent	81

ARTICLE IX.	MISCELLANEOUS	81

9.1	Amendments and Waivers	81
9.2	Notices	83
9.3	Electronic Transmissions	84
9.4	No Waiver; Cumulative Remedies	85
9.5	Costs and Expenses	85
9.6	Indemnity	86
9.7	Marshaling; Payments Set Aside	87
9.8	Successors and Assigns	87
9.9	Assignments and Participations; Binding Effect	88
9.10	Non-Public Information; Confidentiality	90
9.11	Set-off; Sharing of Payments	92
9.12	Counterparts; Facsimile Signature	93
9.13	Severability	93
9.14	Captions	94
9.15	Independence of Provisions	94
9.16	Interpretation	94
9.17	No Third Parties Benefited	94
9.18	Governing Law and Jurisdiction	94
9.19	Waiver of Jury Trial	95
9.20	Entire Agreement; Release; Survival	95
9.21	Patriot Act	96
9.22	Replacement of Lender	96
9.23	Joint and Several	97
9.24	Creditor-Debtor Relationship	97
9.25	Actions in Concert	97
9.26	Judgment Currency; Contractual Currency	97
9.27	Loan Documents in English	98
9.28	No Deemed Subordination	98
9.29	Affirmation of Obligations	99

ARTICLE X.	TAXES, YIELD PROTECTION AND ILLEGALITY	99

10.1	Taxes	99
10.2	Illegality	102
10.3	Increased Costs and Reduction of Return	103
10.4	Funding Losses	104
10.5	Inability to Determine Rates	105
10.6	Reserves on LIBOR Rate Loans	105
10.7	Certificates of Lenders	105

ARTICLE XI.	DEFINITIONS	105

11.1	Defined Terms	105
11.2	Other Interpretive Provisions	139
11.3	Accounting Terms and Principles	140
11.4	Payments	140

v

SCHEDULES

Schedule 1.1(a)	Term Loan Commitments

Schedule 1.1(b)	Revolving Loan Commitments and Canadian Revolving Loan Commitments
Schedule 3.1(b)    Permits
Schedule 3.5    Litigation
Schedule 3.7    ERISA
Schedule 3.8    Closing Date Sources and Uses; Funds Flow Memorandum
Schedule 3.9    Ownership of Property; Liens
Schedule 3.11(e)    Projections
Schedule 3.12    Environmental
Schedule 3.15    Labor Relations
Schedule 3.16    Intellectual Property
Schedule 3.18    Insurance
Schedule 3.19    Ventures, Subsidiaries and Affiliates; Outstanding Stock
Schedule 3.20    Jurisdiction of Organization; Chief Executive Office
Schedule 3.21    Locations of Inventory, Equipment and Books and Records
Schedule 3.22    Deposit Accounts and Other Accounts
Schedule 3.23    Government Contracts
Schedule 3.25    Bonding; Licenses
Schedule 3.30    Titled Vehicles
Schedule 3.31    Equipment
Schedule 5.1    Liens
Schedule 5.4    Investments
Schedule 5.5    Indebtedness
Schedule 5.6    Transactions with Affiliates
Schedule 5.9    Contingent Obligations

EXHIBITS

Exhibit 1.1(c)    Form of L/C Request
Exhibit 1.1(d)    Form of Swing Loan Request
Exhibit 1.6    Form of Notice of Conversion/Continuation of Loans
Exhibit 2.1    Closing Checklist
Exhibit 4.2(b)    Form of Compliance Certificate
Exhibit 11.1(a)    Form of Assignment
Exhibit 11.1(b)    Form of Borrowing Base Certificate
Exhibit 11.1(c)    Form of Notice of Borrowing
Exhibit 11.1(d)    Form of Canadian Revolving Note
Exhibit 11.1(e)    Form of US Revolving Note
Exhibit 11.1(f)    Form of Swingline Note
Exhibit 11.1(g)    Form of Term Note

SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (including all exhibits and schedules hereto, as the same may be amended, modified, supplemented and/or restated from time to time, this “Agreement”) is entered into as of March 12, 2013, by and among Coast Crane Company, a Delaware corporation (the “US Borrower”), Coast Crane Ltd., a British Columbia corporation (the “Canadian Borrower” and together with the US Borrower, each a “Borrower” and collectively, the “Borrowers”), CC Acquisition Holding Corp., a Delaware corporation (“Holdings”), the other Persons party hereto that are designated as a “Credit Party”, General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), as Administrative Agent for the several financial institutions from time to time party to this Agreement as Lenders and for itself as a Lender (including as Swingline Lender), and such Lenders.
W I T N E S S E T H:
WHEREAS, the Credit Parties signatory thereto, the lenders signatory thereto (the “Existing Lenders”) and General Electric Capital Corporation, as agent for the Existing Lenders (the “Existing Agent”), are parties to that certain Amended and Restated Credit Agreement, dated as of November 14, 2011 (as amended, modified, supplemented and/or restated from time to time prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders extended to the Borrowers a revolving credit facility;
WHEREAS, pursuant to the Collateral Documents (as defined in the Existing Credit Agreement), (i) Holdings, which directly owns all of the Stock of the US Borrower, and the Domestic Subsidiaries of the US Borrower, have guaranteed all of the Obligations (as defined in the Existing Credit Agreement), and (ii) the Credit Parties have granted to Agent, for the benefit of Agent and the Existing Lenders, a security interest in, and lien upon, substantially all of their personal and real property as security for the Obligations, including all of the Stock of the US Borrower and the Domestic Subsidiaries of the US Borrower and sixty-six percent (66%) of the Stock of the Foreign Subsidiaries of the US Borrower (provided that such security interest in the Stock of Canadian Borrower to the extent securing the US Obligations (but not the Canadian Obligations) shall be limited as provided in the Guaranty and Security Agreement);
WHEREAS, the parties hereto desire to enter into this Agreement to, among other things, (i) amend and restate in its entirety the Existing Credit Agreement, without constituting a novation of the obligations, liabilities and indebtedness of the Borrowers or any other Credit Party thereunder or evidence a payment of all or any of such obligations, liabilities and indebtedness and (ii) continue to provide working capital financing, funds for other general corporate purposes and funds for other purposes permitted hereunder;
WHEREAS, Holdings, the US Borrower and the Domestic Subsidiaries of the US Borrower, each has agreed to continue to guaranty all of the Obligations and to secure all of its obligations under the Loan Documents by granting to Agent, for the benefit of Agent and Lenders, a security interest in, and Lien upon, all of its existing and after-acquired personal and real property, including all Stock of their respective Subsidiaries (provided that such security interest in the Stock of Canadian

Borrower to the extent securing the US Obligations (but not the Canadian Obligations) shall be limited as provided in the Guaranty and Security Agreement); and
WHEREAS, the Canadian Borrower has agreed to continue to secure all of its obligations under the Loan Documents by granting to Agent, for the benefit of Agent and Canadian Revolving Lenders, a security interest in, hypothec in, and Lien upon, all of its existing and after-acquired personal and real property and real, movable and immovable property, including all Stock of the Subsidiaries of the Canadian Borrower.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the US Borrower, the Canadian Borrower, the other Credit Parties, Lenders and Agent hereby amend and restate as of the Closing Date the Existing Credit Agreement in its entirety as follows:
ARTICLE I.
THE CREDITS
1.1    Amounts and Terms of Commitments.
(a)    The Term Loan.
(i)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Lender with a Term Loan Commitment (each such Lender, a “Term Lender”) severally and not jointly agrees to lend, on the Closing Date, to the US Borrower the amount set forth opposite such Lender’s name in Schedule 1.1(a) under the heading “Term Loan Commitments” (such amount being referred to herein as such Lender’s “Term Loan Commitment”). Amounts borrowed under this subsection 1.1(a)(i) are referred to as the “Term Loan.”
(ii)    Amounts borrowed as a Term Loan which are repaid or prepaid may not be reborrowed.
(b)    The US Revolving Credit.
(i)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each US Revolving Lender severally and not jointly agrees to make loans (the “US Revolving Credit Facility”) to the US Borrower (each such loan, a “US Revolving Loan”) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such US Revolving Lender’s name in Schedule 1.1(b) under the heading “Revolving Loan Commitments” (such amount as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such US Revolving Lender’s “Revolving Loan Commitment”); provided, however, that, after giving effect to any Borrowing of US Revolving Loans, the aggregate principal amount of all outstanding US Revolving Loans shall not exceed the Maximum Revolving Loan Balance. Subject to the other terms and conditions hereof, amounts borrowed under this subsection

1.1(b) may be repaid and reborrowed from time to time. The “Maximum Revolving Loan Balance” from time to time will be the lesser of:
(y)    the US Borrowing Base (as calculated pursuant to the Borrowing Base Certificate) in effect from time to time, less the sum of (A) the aggregate amount of Letter of Credit Obligations, plus (B) outstanding Swing Loans, or
(z)    the Aggregate Revolving Loan Commitment then in effect, less the sum of (A) those Reserves imposed by Agent in its Permitted Discretion, plus (B) the Performance Reserve, plus (C) the aggregate amount of Letter of Credit Obligations, plus (D) outstanding Swing Loans, plus (E) outstanding Canadian Revolving Loans.
(ii)    Subject to subsection 1.10(c) and the last two sentences of subsection 1.8(c)(i), at any time the then outstanding principal balance of US Revolving Loans exceeds the Maximum Revolving Loan Balance, then the US Borrower shall immediately (A) prepay outstanding Swing Loans, then (B) prepay outstanding US Revolving Loans and (C) then cash collateralize outstanding Letters of Credit in a manner satisfactory to the L/C Issuers, in an amount sufficient to eliminate such excess in accordance herewith.
(iii)    If the US Borrower requests that US Revolving Lenders make, or permit to remain outstanding US Revolving Loans in excess of the US Borrowing Base (any such excess US Revolving Loan is herein referred to as an “US Overadvance”), Agent may, in its sole discretion, elect to make, or permit to remain outstanding such US Overadvance; provided, however, that Agent may not cause US Revolving Lenders to make, or permit to remain outstanding, (A) aggregate US Revolving Loans in excess of the Aggregate Revolving Loan Commitment less the sum of (x) outstanding Swing Loans plus (y) the aggregate amount of Letter of Credit Obligations plus (z) outstanding Canadian Revolving Loans or (B) a US Overadvance in an aggregate amount in excess of 10% of the Aggregate Revolving Loan Commitment. If a US Overadvance is made, or permitted to remain outstanding, pursuant to the preceding sentence, then all US Revolving Lenders shall be bound to make, or permit to remain outstanding, such US Overadvance based upon their US Commitment Percentages of the Aggregate Revolving Loan Commitment in accordance with the terms of this Agreement, regardless of whether the conditions to lending set forth in Section 2.2 have been met. Furthermore, Required Lenders may prospectively revoke Agent’s ability to make or permit US Overadvances by written notice to Agent. All US Overadvances shall constitute Base Rate Loans and shall bear interest at the Base Rate plus the Applicable Margin for US Revolving Loans and the default rate under subsection 1.3(c).
(c)    Letters of Credit.
(i)    Conditions. On the terms and subject to the conditions contained herein, the US Borrower may request that one or more L/C Issuers Issue, in accordance with such L/C Issuers’ usual and customary business practices and for the account of the US Borrower, Letters of Credit (denominated in US Dollars) from time to time on any Business Day during the period from the Closing Date through the earlier of (x) the Final Availability Date and (y) seven (7) days prior to the date specified in clause (a) of the definition of Revolving Termination Date; provided, however, that no L/C Issuer shall Issue any Letter of Credit upon the occurrence of any of the following or, if after giving effect to such Issuance:
(A)    (i) Availability would be less than zero or (ii) the Letter of Credit Obligations for all Letters of Credit would exceed $7,500,000 (the “L/C Sublimit”);
(B)    the expiration date of such Letter of Credit (i) is not a Business Day, (ii) is more than one year after the date of Issuance thereof or (iii) is later than seven (7) days prior to the date specified in clause (a) of the definition of Revolving Termination Date; provided, however, that any Letter of Credit with a term not exceeding one year may provide for its renewal for additional periods not exceeding one year as long as (x) each of the US Borrower and such L/C Issuer have the option to prevent such renewal before the expiration of such term or any such period and (y) neither such L/C Issuer nor the US Borrower shall permit any such renewal to extend such expiration date beyond the date set forth in clause (iii) above; or
(C)    (i) any fee due in connection with, and on or prior to, such Issuance has not been paid, (ii) such Letter of Credit is requested to be Issued in a form that is not acceptable to such L/C Issuer or (iii) such L/C Issuer shall not have received, each in form and substance reasonably acceptable to it and duly executed by the US Borrower, the documents that such L/C Issuer generally uses in the Ordinary Course of Business for the Issuance of letters of credit of the type of such Letter of Credit (collectively, the “L/C Reimbursement Agreement”).
Furthermore, (i) nothing herein shall be construed as a commitment on the part of GE Capital or any other L/C Issuer to Issue Letters of Credit, or to Issue Letters of Credit in any specific form or to any specified beneficiary and (ii) GE Capital as an L/C Issuer may elect only to Issue Letters of Credit in its own name and may only Issue Letters of Credit to the extent permitted by Requirements of Law, and such Letters of Credit may not be accepted by certain beneficiaries such as insurance companies. For each Issuance, the applicable L/C Issuer may, but shall not be required to, determine that, or take notice whether, the conditions precedent set forth in Section 2.2 have been satisfied or waived in connection with the Issuance of any Letter of Credit; provided, however, that no Letters of Credit shall be Issued during the period starting on the first Business Day after the receipt by such L/C Issuer of notice from Agent or the Required Lenders that any condition precedent contained in Section 2.2 is not satisfied and ending on the date all such conditions are satisfied or duly waived.
Notwithstanding anything else to the contrary herein, if any US Revolving Lender is a Non-Funding Lender or Impacted Lender, no L/C Issuer shall be obligated to Issue any Letter of Credit unless (w) the Non-Funding Lender or Impacted Lender has been replaced in accordance with Section 9.9 or 9.22, (x) the Letter of Credit Obligations of such Non-Funding Lender or Impacted Lender have been cash collateralized, (y) the Revolving Loan Commitments of the other US Revolving Lenders have been increased by an amount sufficient to satisfy Agent that all future Letter of Credit Obligations will be covered by all US Revolving Lenders that are not Non-Funding Lenders or Impacted Lenders, or (z) the Letter of Credit Obligations of such Non-Funding Lender or Impacted Lender have been reallocated to other US Revolving Lenders in a manner consistent with subsection 1.11(e)(ii).

(ii)    Notice of Issuance. The US Borrower shall give the relevant L/C Issuer and Agent a notice of any requested Issuance of any Letter of Credit, which shall be effective only if received by such L/C Issuer and Agent not later than 2:00 p.m. (New York time) on the third Business Day prior to the date of such requested Issuance. Such notice shall be made in a writing or Electronic Transmission substantially in the form of Exhibit 1.1(c) duly completed or in any other written form acceptable to such L/C Issuer (an “L/C Request”).
(iii)    Reporting Obligations of L/C Issuers. Each L/C Issuer agrees to provide Agent, in form and substance satisfactory to Agent, each of the following on the following dates: (A) (i) on or prior to any Issuance of any Letter of Credit by such L/C Issuer, (ii) immediately after any drawing under any such Letter of Credit or (iii) immediately after any payment (or failure to pay when due) by the US Borrower of any related L/C Reimbursement Obligation, notice thereof, which shall contain a reasonably detailed description of such Issuance, drawing or payment, and Agent shall provide copies of such notices to each US Revolving Lender reasonably promptly after receipt thereof; (B) upon the request of Agent (or any US Revolving Lender through Agent), copies of any Letter of Credit Issued by such L/C Issuer and any related L/C Reimbursement Agreement and such other documents and information as may reasonably be requested by Agent; and (C) on the first Business Day of each calendar week, a schedule of the Letters of Credit Issued by such L/C Issuer, in form and substance reasonably satisfactory to Agent, setting forth the Letter of Credit Obligations for such Letters of Credit outstanding on the last Business Day of the previous calendar week.
(iv)    Acquisition of Participations. Upon any Issuance of a Letter of Credit in accordance with the terms of this Agreement resulting in any increase in the Letter of Credit Obligations, each US Revolving Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in such Letter of Credit and the related Letter of Credit Obligations in an amount equal to its US Commitment Percentage of such Letter of Credit Obligations.
(v)    Reimbursement Obligations of the US Borrower. The US Borrower agrees to pay to the L/C Issuer of any Letter of Credit, or to Agent for the benefit of such L/C Issuer, each L/C Reimbursement Obligation owing with respect to such Letter of Credit no later than the first Business Day after the US Borrower receives notice from such L/C Issuer or from Agent that payment has been made under such Letter of Credit or that such L/C Reimbursement Obligation is otherwise due (the “L/C Reimbursement Date”) with interest thereon computed as set forth in clause (A) below. In the event that any L/C Reimbursement Obligation is not repaid by the US Borrower as provided in this clause (v) (or any such payment by the US Borrower is rescinded or set aside for any reason), such L/C Issuer shall promptly notify Agent of such failure (and, upon receipt of such notice, Agent shall notify each US Revolving Lender) and, irrespective of whether such notice is given, such L/C Reimbursement Obligation shall be payable by the US Borrower on demand with interest thereon computed (A) from the date on which such L/C Reimbursement Obligation arose to the L/C Reimbursement Date, at the interest rate applicable during such period to US Revolving Loans that are Base Rate Loans and (B) thereafter until payment in full, at the interest rate specified in subsection 1.3(c) to past due US Revolving Loans that are Base Rate Loans (regardless of whether or not an election is made under such subsection).

(vi)    Reimbursement Obligations of the US Revolving Lenders.
(1)    Upon receipt of the notice described in clause (v) above from Agent, each US Revolving Lender shall pay to Agent for the account of such L/C Issuer its US Commitment Percentage of such Letter of Credit Obligations (as such amount may be increased pursuant to subsection 1.11(e)(ii)).
(2)    By making any payment described in clause (1) above (other than during the continuation of an Event of Default under subsection 7.1(f) or 7.1(g)), such US Revolving Lender shall be deemed to have made a US Revolving Loan to the US Borrower, which, upon receipt thereof by the Agent for the benefit of such L/C Issuer, the US Borrower shall be deemed to have used in whole to repay such L/C Reimbursement Obligation. Any such payment that is not deemed a US Revolving Loan shall be deemed a funding by such Lender of its participation in the applicable Letter of Credit and the Letter of Credit Obligation in respect of the related L/C Reimbursement Obligations. Such participation shall not otherwise be required to be funded. Following receipt by any L/C Issuer of any payment from any Lender pursuant to this clause (vi) with respect to any portion of any L/C Reimbursement Obligation, such L/C Issuer shall promptly pay to the Agent, for the benefit of such US Revolving Lender, all amounts received by such L/C Issuer (or to the extent such amounts shall have been received by the Agent for the benefit of such L/C Issuer, the Agent shall promptly pay to such US Revolving Lender all amounts received by the Agent for the benefit of such L/C Issuer) with respect to such portion.
(vii)    Obligations Absolute. The obligations of the US Borrower and the US Revolving Lenders pursuant to clauses (iv), (v) and (vi) above shall be absolute, unconditional and irrevocable and performed strictly in accordance with the terms of this Agreement irrespective of (A) (i) the invalidity or unenforceability of any term or provision in any Letter of Credit, any document transferring or purporting to transfer a Letter of Credit, any Loan Document (including the sufficiency of any such instrument), or any modification to any provision of any of the foregoing, (ii) any document presented under a Letter of Credit being forged, fraudulent, invalid, insufficient or inaccurate in any respect or failing to comply with the terms of such Letter of Credit or (iii) any loss or delay, including in the transmission of any document, (B) the existence of any setoff, claim, abatement, recoupment, defense or other right that any Person (including any Credit Party) may have against the beneficiary of any Letter of Credit or any other Person, whether in connection with any Loan Document or any other Contractual Obligation or transaction, or the existence of any other withholding, abatement or reduction, (C) in the case of the obligations of any US Revolving Lender, (i) the failure of any condition precedent set forth in Section 2.2 to be satisfied (each of which conditions precedent the US Revolving Lenders hereby irrevocably waive) or (ii) any adverse change in the condition (financial or otherwise) of any Credit Party and (D) any other act or omission to act or delay of any kind of Agent, any Lender or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of any obligation of the US Borrower or any US Revolving Lender hereunder. No provision hereof shall be deemed to waive or limit the US Borrower’s right to seek repayment of any payment of any L/C Reimbursement Obligations from the L/C Issuer under the terms of the applicable L/C Reimbursement Agreement or applicable law.

(d)    Swing Loans.
(i)    Availability. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, the Swingline Lender may, in its sole discretion, make loans (each a “Swing Loan”) available to the US Borrower as a subfacility under the Revolving Loan Commitments from time to time on any Business Day during the period from the Closing Date through the Final Availability Date in an aggregate principal amount at any time outstanding not to exceed its Swingline Commitment; provided, however, that the Swingline Lender may not make any Swing Loan (x) to the extent that after giving effect to such Swing Loan, the aggregate principal amount of all US Revolving Loans would exceed the Maximum Revolving Loan Balance and (y) during the period commencing on the first Business Day after it receives notice from Agent or the Required Lenders that one or more of the conditions precedent contained in Section 2.2 are not satisfied and ending when such conditions are satisfied or duly waived. In connection with the making of any Swing Loan, the Swingline Lender may but shall not be required to determine that, or take notice whether, the conditions precedent set forth in Section 2.2 have been satisfied or waived. Each Swing Loan shall be a Base Rate Loan and must be repaid as provided herein, but in any event must be repaid in full on the Revolving Termination Date. Within the limits set forth in the first sentence of this clause (i), amounts of Swing Loans repaid may be reborrowed under this clause (i).
(ii)    Borrowing Procedures. In order to request a Swing Loan, the US Borrower shall give to Agent a notice to be received not later than 2:00 p.m. (New York time) on the day of the proposed Borrowing, which shall be made in a writing or in an Electronic Transmission substantially in the form of Exhibit 1.1(d) or in a writing in any other form acceptable to Agent duly completed (a “Swingline Request”). In addition, if any Notice of Borrowing of US Revolving Loans requests a Borrowing of Base Rate Loans, the Swingline Lender may, notwithstanding anything else to the contrary herein, make a Swing Loan to the US Borrower in an aggregate amount not to exceed such proposed Borrowing, and the aggregate amount of the corresponding proposed Borrowing shall be reduced accordingly by the principal amount of such Swing Loan. Agent shall promptly notify the Swingline Lender of the details of the requested Swing Loan. Upon receipt of such notice and subject to the terms of this Agreement, the Swingline Lender may make a Swing Loan available to the US Borrower by making the proceeds thereof available to Agent and, in turn, Agent shall make such proceeds available to the US Borrower on the date set forth in the relevant Swingline Request or Notice of Borrowing.
(iii)    Refinancing Swing Loans.
(1)    The Swingline Lender may at any time (and shall, no less frequently than once each week) forward a demand to Agent (which Agent shall, upon receipt, forward to each US Revolving Lender) that each US Revolving Lender pay to Agent, for the account of the Swingline Lender, such US Revolving Lender’s US Commitment Percentage of the outstanding Swing Loans (as such amount may be increased pursuant to subsection 1.11(e)(ii)).
(2)    Each US Revolving Lender shall pay the amount owing by it to Agent for the account of the Swingline Lender on the Business Day following receipt of the notice or demand therefor. Payments received by Agent after 1:00 p.m. (New York time) may, in the Agent’s discretion, be deemed to be received on the next Business Day. Upon receipt by Agent of such payment (other than during the continuation of any Event of Default under subsection 7.1(f) or 7.1(g)), such US Revolving Lender shall be deemed to have made a US Revolving Loan to the US Borrower, which, upon receipt of such payment by the Swingline Lender from Agent, the US Borrower shall be deemed to have used in whole to refinance such Swing Loan. In addition, regardless of whether any such demand is made, upon the occurrence of any Event of Default under subsection 7.1(f) or 7.1(g), each US Revolving Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in each Swing Loan in an amount equal to such US Revolving Lender’s US Commitment Percentage of such Swing Loan. If any payment made by any US Revolving Lender as a result of any such demand is not deemed a US Revolving Loan, such payment shall be deemed a funding by such US Revolving Lender of such participation. Such participation shall not be otherwise required to be funded. Upon receipt by the Swingline Lender of any payment from any US Revolving Lender pursuant to this clause (iii) with respect to any portion of any Swing Loan, the Swingline Lender shall promptly pay over to such US Revolving Lender all payments of principal (to the extent received after such payment by such US Revolving Lender) and interest (to the extent accrued with respect to periods after such payment) on account of such Swing Loan received by the Swingline Lender with respect to such portion.
(iv)    Obligation to Fund Absolute. Each US Revolving Lender’s obligations pursuant to clause (iii) above shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including (A) the existence of any setoff, claim, abatement, recoupment, defense or other right that such US Revolving Lender, any Affiliate thereof or any other Person may have against the Swingline Lender, Agent, any other Lender or L/C Issuer or any other Person, (B) the failure of any condition precedent set forth in Section 2.2 to be satisfied or the failure of the US Borrower to deliver a Notice of Borrowing (each of which requirements the US Revolving Lenders hereby irrevocably waive) and (C) any adverse change in the condition (financial or otherwise) of any Credit Party.
(e)    The Canadian Revolving Credit Facility.
(i)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Canadian Revolving Lender severally and not jointly agrees to make loans to the Canadian Borrower in US Dollars (each such loan, a “Canadian Revolving Loan”) as a subfacility under the Revolving Loan Commitments (the “Canadian Revolving Credit Facility”) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date, in an aggregate amount not to exceed the amount set forth opposite such Canadian Revolving Lender’s name in Schedule 1.1(b) under the heading “Canadian Revolving Loan Commitments” (such amount as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Canadian Revolving Lender’s “Canadian Revolving Loan Commitment”); provided, however, that, after giving effect to any Borrowing of Canadian Revolving Loans, (x) the aggregate principal amount of all outstanding Canadian Revolving Loans shall not exceed the lesser of (1) the Canadian Borrowing Base (as calculated pursuant to the Borrowing Base Certificate) or (2) the Canadian Revolving Loan Commitment then in effect less those Reserves imposed by Agent in its

Permitted Discretion and (y) the aggregate principal amount of all outstanding US Revolving Loans shall not exceed the Aggregate Revolving Loan Commitment then in effect less the sum of (i) those Reserves imposed by Agent in its Permitted Discretion, plus (ii) the Performance Reserve, plus (iii) the aggregate amount of Letter of Credit Obligations, plus (iv) outstanding Swing Loans, plus (v) outstanding Canadian Revolving Loans. Subject to the other terms and conditions hereof, amounts borrowed under this subsection 1.1(a) may be repaid and reborrowed from time to time.
(ii)    Subject to subsection 1.10(d) and the last two sentences of subsection 1.8(c)(ii), at any time the then outstanding principal balance of Canadian Revolving Loans exceeds the lesser of (x) the Canadian Borrowing Base (as calculated pursuant to the Borrowing Base Certificate) or (y) the Canadian Revolving Loan Commitment then in effect less those Reserves imposed by Agent in its Permitted Discretion, then the Canadian Borrower shall immediately prepay outstanding Canadian Revolving Loans in an amount sufficient to eliminate such excess in accordance herewith.
(iii)    If the Canadian Borrower requests that Canadian Revolving Lenders make, or permit to remain outstanding Canadian Revolving Loans in excess of the Canadian Borrowing Base (any such excess Canadian Revolving Loan is herein referred to as an “Canadian Overadvance”), Agent may, in its sole discretion, elect to make, or permit to remain outstanding such Canadian Overadvance; provided, however, that Agent may not cause Canadian Revolving Lenders to make, or permit to remain outstanding, (A) aggregate Canadian Revolving Loans in excess of the Aggregate Canadian Revolving Loan Commitment or (B) a Canadian Overadvance in an aggregate amount in excess of 10% of the Aggregate Canadian Revolving Loan Commitment. If a Canadian Overadvance is made, or permitted to remain outstanding, pursuant to the preceding sentence, then all Canadian Revolving Lenders shall be bound to make, or permit to remain outstanding, such Canadian Overadvance based upon their Canadian Commitment Percentage of the Aggregate Canadian Revolving Loan Commitment in accordance with the terms of this Agreement, regardless of whether the conditions to lending set forth in Section 2.2 have been met. Furthermore, Required Lenders may prospectively revoke Agent’s ability to make or permit Canadian Overadvances by written notice to Agent. All Canadian Overadvances shall constitute Base Rate Loans and shall bear interest at the Base Rate plus the Applicable Margin for Canadian Revolving Loans and the default rate under subsection 1.3(c).
(f)    Loans Under Existing Credit Agreement. The Credit Parties acknowledge and agree that as of the Closing Date (i) the outstanding principal amount of the US Revolving Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement equals $51,241,805.83 and that such US Revolving Loans are continued as US Revolving Loans hereunder and (ii) the outstanding principal amount of the Canadian Revolving Loans (as defined in the Existing Credit Agreement) under the Existing Credit Agreement equals $4,074,654.02 and that such Canadian Revolving Loans are continued as Canadian Revolving Loans hereunder. All Revolving Loan Commitments (as defined in the Existing Credit Agreement) and Canadian Revolving Loan Commitments (as defined in the Existing Credit Agreement) under the Existing Credit Agreement shall hereinafter be continued as Revolving Loan Commitments or Canadian Revolving Commitments, as applicable, hereunder; provided, that Revolving Loan Commitments under the Existing Credit Agreement in an amount of $40,000,000 shall be re-characterized as Term Loan

Commitments hereunder. Notwithstanding anything set forth herein to the contrary, in order to effect (x) the continuation of the US Revolving Loans, Canadian Revolving Loans and Letters of Credit contemplated by the preceding sentence, the amount, if any, to be funded on the Closing Date by each US Revolving Lender and Canadian Revolving Lender, as applicable, hereunder in respect of its Revolving Loan Commitment or Canadian Revolving Commitment, as applicable, shall be deemed to have been reduced by the principal amount of such US Revolving Lender’s respective Revolving Loans or such Canadian Revolving Lender’s respective Canadian Revolving Loans, as applicable, under the Existing Credit Agreement outstanding on the Closing Date, and (y) the reallocation of Loans and Commitments among the Lenders to reflect the amounts set forth on Schedule 1.1(b), the Lenders shall be deemed to have transferred Loans and Commitments amongst themselves in amounts sufficient to effect such reallocation.
1.2    Evidence of Loans; Notes.
(a)    The Term Loan made by each Term Lender is evidenced by this Agreement and, if requested by such Term Lender, a Term Note payable to such Term Lender in an amount equal to the unpaid principal balance of the Term Loan held by such Term Lender.
(b)    The US Revolving Loans made by each US Revolving Lender are evidenced by this Agreement and, if requested by such US Revolving Lender, a US Revolving Note payable to such US Revolving Lender in an amount equal to such US Revolving Lender’s Revolving Loan Commitment.
(c)    The Canadian Revolving Loans made by each Canadian Revolving Lender are evidenced by this Agreement and, if requested by such Canadian Revolving Lender, a Canadian Revolving Note payable to such Canadian Revolving Lender in an amount equal to such Canadian Revolving Lender’s Canadian Revolving Loan Commitment.
(d)    Swing Loans made by the Swingline Lender are evidenced by this Agreement and, if requested by such Lender, a Swingline Note in an amount equal to the Swingline Commitment.
1.3    Interest.
(a)    Subject to subsections 1.3(c) and 1.3(d), each Loan shall bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to (x) in the case of the Term Loan, US Revolving Loans and Canadian Revolving Loans, the LIBOR Rate or the Base Rate, as the case may be or (y) in the case of Swing Loans, the Base Rate, plus the Applicable Margin. Each determination of an interest rate by Agent shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. All computations of fees and interest payable under this Agreement shall be made on the basis of a (i) 360-day year and actual days elapsed for LIBOR Rate Loans and Letters of Credit and (ii) 365/366-day year and actual days elapsed for Base Rate Loans. All computations of fees payable under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

(b)    Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid (i) on the portion of any Term Loans paid or prepaid on the date of any such payment or prepayment and (ii) on Revolving Loans on the Revolving Termination Date.
(c)    At the election of Agent or the Required Lenders while any Event of Default exists (or automatically while any Event of Default under subsection 7.1(a), 7.1(f) or 7.1(g) exists), the Borrowers shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the Loans from and after the date of occurrence of such Event of Default, at a rate per annum which is determined by adding two percent (2.0%) per annum to the Applicable Margin then in effect for such Loans (plus the LIBOR or Base Rate, as the case may be). All such interest shall be payable on demand of Agent or the Required Lenders.
(d)    Anything herein to the contrary notwithstanding, the obligations of the Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law (“Maximum Lawful Rate”); provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, such Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement.
(e)    For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of a 360 day year or any other period of time less than a calendar year) are equivalent are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively.
1.4    Loan Accounts.
(a)    Agent, on behalf of the Lenders, shall record on its books and records the amount of each Loan made, the interest rate applicable, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding. Agent shall deliver to the Borrowers on a monthly basis a loan statement setting forth such record for the immediately preceding calendar month. Such record shall, absent manifest error, be conclusive evidence of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so, or any failure to deliver such loan statement shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder (and under any Note) to pay any amount owing with respect to the Loans or provide the basis for any claim against Agent.

(b)    Agent, acting as a non-fiduciary agent of the Borrowers solely for tax purposes and solely with respect to the actions described in this subsection 1.4(b), shall establish and maintain at its address referred to in Section 9.2 (or at such other address as Agent may notify the Borrowers) (A) a record of ownership (the “Register”) in which Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of Agent, each Lender and each L/C Issuer in the Term Loan, US Revolving Loans, Canadian Revolving Loans, Swing Loans, L/C Reimbursement Obligations, and Letter of Credit Obligations, each of their obligations under this Agreement to participate in each Loan, Letter of Credit, Letter of Credit Obligations, and L/C Reimbursement Obligations, and any assignment of any such interest, obligation or right and (B) accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders and the L/C Issuers (and each change thereto pursuant to Sections 9.9 and 9.22), (2) the Term Loan Commitment of each Term Lender, (3) the Revolving Loan Commitments of each US Revolving Lender, (4) the Canadian Revolving Loan Commitments of each Canadian Revolving Lender, (5) the amount of each Loan and each funding of any participation described in clause (A) above, and for LIBOR Rate Loans, the Interest Period applicable thereto, (6) the amount of any principal or interest due and payable or paid, (7) the amount of the L/C Reimbursement Obligations due and payable or paid in respect of Letters of Credit and (8) any other payment received by Agent from the Borrowers and its application to the Obligations.
(c)    Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Notes evidencing such Loans and, in the case of US Revolving Loans, the corresponding obligations to participate in Letter of Credit Obligations and Swing Loans) and the L/C Reimbursement Obligations are registered obligations, the right, title and interest of the Lenders and the L/C Issuers and their assignees in and to such Loans or L/C Reimbursement Obligations, as the case may be, shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 1.4 and Section 9.9 shall be construed so that the Loans and L/C Reimbursement Obligations are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.
(d)    The Credit Parties, Agent, the Lenders and the L/C Issuers shall treat each Person whose name is recorded in the Register as a Lender or L/C Issuer, as applicable, for all purposes of this Agreement. Information contained in the Register with respect to any Lender or any L/C Issuer shall be available for access by the Borrowers, Agent, such Lender or such L/C Issuer during normal business hours and from time to time upon at least one Business Day’s prior notice. No Lender or L/C Issuer shall, in such capacity, have access to or be otherwise permitted to review any information in the Register other than information with respect to such Lender or L/C Issuer unless otherwise agreed by Agent.
1.5    Procedure for Revolving Credit Borrowing.
(a)    Each Borrowing of a US Revolving Loan shall be made upon the US Borrower’s irrevocable (subject to Section 10.5) written notice delivered to Agent substantially in the form of a Notice of Borrowing or in a writing in any other form acceptable to Agent, which notice must be received by Agent prior to 2:00 p.m. (New York time) (i) on the date which is one (1) Business Day prior to the requested Borrowing date in the case of each Base Rate Loan and (ii)

on the date which is three (3) Business Days prior to the requested Borrowing date in the case of each LIBOR Rate Loan. Such Notice of Borrowing shall specify:
(iv)    the amount of the Borrowing (which shall be in an aggregate minimum principal amount of $100,000);
(v)    the requested Borrowing date, which shall be a Business Day;
(vi)    whether the Borrowing is to be comprised of LIBOR Rate Loans or Base Rate Loans; and
(vii)    if the Borrowing is to be LIBOR Rate Loans, the Interest Period applicable to such Loans.
(b)    Each Borrowing of a Canadian Revolving Loan shall be made upon the Canadian Borrower’s irrevocable (subject to Section 10.5) written notice delivered to Agent substantially in the form of a Notice of Borrowing or in a writing in any other form acceptable to Agent, which notice must be received by Agent prior to 2:00 p.m. (New York time) (i) on the date which is one (1) Business Day prior to the requested Borrowing date in the case of each Base Rate Loan and (iii) on the date which is three (3) Business Days prior to the requested Borrowing date in the case of each LIBOR Rate Loan. Such Notice of Borrowing shall specify:
(i)    the amount of the Borrowing (which shall be in an aggregate minimum principal amount of $100,000);
(ii)    the requested Borrowing date, which shall be a Business Day;
(iii)    whether the Borrowing is to be comprised of LIBOR Rate Loans or Base Rate Loans; and
(iv)    if the Borrowing is to be LIBOR Rate Loans, the Interest Period applicable to such Canadian Revolving Loans.
(c)    Upon receipt of a Notice of Borrowing, Agent will promptly notify the relevant Revolving Lenders of such Notice of Borrowing and of the amount of such Revolving Lender’s US Commitment Percentage of the Borrowing or Canadian Commitment Percentage of the Borrowing, as the case may be.
(d)    Unless Agent is otherwise directed in writing by the relevant Borrower, the proceeds of each requested Borrowing after the Closing Date will be made available to such Borrower by Agent by wire transfer of such amount to such Borrower pursuant to the wire transfer instructions specified on the signature page hereto.
1.6    Conversion and Continuation Elections.
(a)    The Borrowers shall have the option to (i) request that any Revolving Loan be made as a LIBOR Rate Loan, (ii) convert at any time all or any part of outstanding Loans (other than Swing Loans) from Base Rate Loans to LIBOR Rate Loans, (iii) convert any LIBOR Rate Loan to a Base Rate Loan, subject to Section 10.4, if such conversion is made prior to the expiration of the Interest Period applicable thereto and (iv) continue all or any portion of any Loan as a LIBOR Rate Loan upon the expiration of the applicable Interest Period. Any Loan or group of Loans having the same proposed Interest Period to be made or continued as, or converted into, a LIBOR Rate Loan must be in a minimum amount of $500,000. Any such election must be made by the relevant Borrower by 2:00 p.m. (New York time) on the third Business Day prior to (1) the date of any proposed Revolving Loan which is to bear interest at LIBOR, (2) the end of each Interest Period with respect to any LIBOR Rate Loans to be continued as such, or (3) the date on which the relevant Borrower wishes to convert any Base Rate Loan to a LIBOR Rate Loan for an Interest Period designated by such Borrower in such election. If no election is received with respect to a LIBOR Rate Loan by 2:00 p.m. (New York time) on the third Business Day prior to the end of the Interest Period with respect thereto, that LIBOR Rate Loan shall be converted to a Base Rate Loan at the end of its Interest Period. The relevant Borrower must make such election by notice to Agent in writing, including by Electronic Transmission. In the case of any conversion or continuation of Loans, such election must be made pursuant to a written notice (a “Notice of Conversion/Continuation of Loans”) substantially in the form of Exhibit 1.6 or in a writing in any other form acceptable to Agent. No Loan shall be made as, converted into or continued as a LIBOR Rate Loan if the conditions to Loans and Letters of Credit in Section 2.2 are not met at the time of such proposed conversion or continuation and Agent or Required Lenders have determined not to make or continue any Loan as a LIBOR Rate Loan as a result thereof.
(b)    Upon receipt of a Notice of Conversion/Continuation of Loans, Agent will promptly notify each relevant Lender thereof. In addition, Agent will, with reasonable promptness, notify the relevant Borrower and Lenders of each determination of LIBOR; provided that any failure to do so shall not relieve any Borrower of any liability hereunder or provide the basis for any claim against Agent. All conversions and continuations of Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans held by each applicable Lender with respect to which the notice was given.
(c)    Notwithstanding any other provision contained in this Agreement, after giving effect to any Borrowing of Loans, or to any continuation or conversion of any Loans, there shall not be more than (i) with respect to the Term Loan, seven (7) different Interest Periods in effect, (ii) with respect to US Revolving Loans, seven (7) different Interest Periods in effect and (iii) with respect to Canadian Revolving Loans, seven (7) different Interest Periods in effect.
1.7    Optional Prepayments and Reductions in Revolving Loan Commitments and Canadian Revolving Loan Commitments.
(a)    US Borrower may at any time upon at least two (2) Business Days’ (or such shorter period as is acceptable to Agent) prior written notice by US Borrower to Agent, prepay the Term Loan in whole or in part in an amount greater than or equal to $500,000 with increments of $100,000 in excess thereof, in each instance, without penalty or premium except as provided in Section 10.4. Optional partial prepayments of the Term Loan shall be applied in the manner set forth in subsection 1.8(d)(i). Optional partial prepayments of the Term Loan in amounts less than

$100,000 shall not be permitted. The notice of any prepayment shall not thereafter be revocable by the US Borrower and Agent will promptly notify each Lender thereof and of such Lender’s US Commitment Percentage of such prepayment. The payment amount specified in such notice shall be due and payable on the date specified therein. Together with each prepayment under this Section 1.7(a), the US Borrower shall pay any amounts required pursuant to Section 10.4.
(b)    US Borrower may at any time upon at least two (2) Business Days’(or such shorter period as is acceptable to Agent) prior written notice by US Borrower to Agent permanently reduce (but not terminate) the Aggregate Revolving Loan Commitment; provided, that (i) such reductions shall be in an amount greater than or equal to $1,000,000, (ii) the Revolving Loan Commitment shall not be reduced to an amount less than the greater of (A) $10,000,000 and (B) the sum of the aggregate outstanding principal balance of US Revolving Loans, Canadian Revolving Loans, Swing Loans plus Letter of Credit Obligations outstanding and (iii) any reduction in the Revolving Loan Commitment shall cause a corresponding pro rata reduction in the Swingline Commitment. In addition, Borrowers may at any time on at least five (5) days’ prior written notice by Borrowers to Agent terminate the Aggregate Revolving Loan Commitment; provided, that upon such termination, all Obligations shall be immediately due and payable in full and all Letter of Credit Obligations shall be cash collateralized or otherwise satisfied in accordance herewith. Optional reductions or terminations of the Revolving Loan Commitment shall be without premium or penalty except as provided in Section 10.4. All reductions of the Aggregate Revolving Loan Commitment shall be allocated pro rata among all US Revolving Lenders with a US Revolving Loan Commitment. A permanent reduction of the Revolving Loan Commitment shall not require a corresponding pro rata reduction in the L/C Sublimit.
1.8    Mandatory Prepayments of Loans.
(a)    Scheduled Term Loan Payments. The principal amount of the Term Loan shall be paid in installments on the dates and in the respective amounts shown below:

Date of Payment	Amount of Term Loan Payment
June 30, 2013	$500,000
September 30, 2013	$500,000
December 31, 2013	$500,000
March 31, 2014	$500,000
June 30, 2014	$500,000
September 30, 2014	$500,000
December 31, 2014	$500,000
March 31, 2015	$500,000
June 30, 2015	$500,000
September 30, 2015	$500,000
December 31, 2015	$500,000
March 31, 2016	$500,000
June 30, 2016	$500,000
September 30, 2016	$500,000
December 31, 2016	$500,000
March 12, 2017	$32,500,000
The final scheduled installment of the Term Loan shall, in any event, be in an amount equal to the entire remaining principal balance of the Term Loan.
(b)    Revolving Loan. The Borrowers shall repay to the Lenders in full on the date specified in clause (a) of the definition of “Revolving Termination Date” the aggregate principal amount of the US Revolving Loans, Canadian Revolving Loans and Swing Loans outstanding on the Revolving Termination Date.
(c)    Asset Dispositions; Events of Loss. If a Credit Party or any Subsidiary of a Credit Party shall at any time or from time to time:
(i)    make or agree to make a Disposition; or
(ii)    suffer an Event of Loss;
then (A) the Borrowers shall promptly notify Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received by a Credit Party and/or such Subsidiary in respect thereof) and (B) promptly upon receipt by a Credit Party and/or such Subsidiary of the Net Proceeds of such Disposition or Event of Loss, the Borrowers shall deliver, or cause to be delivered, such excess Net Proceeds to Agent for distribution to the Lenders as a prepayment of the Loans, which prepayment shall be applied in accordance with subsection 1.8(d)(i) hereof; provided that any such Net Proceeds received by any Canadian Credit Party shall be used by Canadian Borrower to repay the Canadian Revolving Loans in an amount equal to the amount of such Net Proceeds and such payments shall be applied in accordance with subsection 1.8(d)(ii).
(d)    Application of Prepayments.

(i)    Subject to subsection 1.10(c), any prepayments of the Term Loan pursuant to Section 1.7 and any prepayments of Loans pursuant to subsection 1.8(c) (other than prepayments made by Canadian Credit Parties set forth therein), shall be applied first to prepay all remaining installments of the Term Loan in inverse order of maturity, second to prepay outstanding Swing Loans, and third to prepay outstanding US Revolving Loans without a permanent reduction of the Aggregate Revolving Loan Commitment. To the extent permitted by the foregoing sentence, amounts prepaid within any tranche shall be applied first to any Base Rate Loans in such tranche then outstanding and then to outstanding LIBOR Rate Loans with the shortest Interest Periods remaining. Together with each prepayment under this Section 1.8, the US Borrower shall pay any amounts required pursuant to Section 10.4.
(ii)    Subject to subsection 1.10(d), any prepayments made by any Canadian Credit Party pursuant to subsection 1.8(c) shall be applied to prepay outstanding Canadian Revolving Loans without a permanent reduction of the Aggregate Canadian Revolving Loan Commitment. To the extent permitted by the foregoing sentence, amounts prepaid shall be applied first to any Canadian Revolving Loans which are Base Rate Loans then outstanding and then to outstanding Canadian Revolving Loans which are LIBOR Rate Loans with the shortest Interest Periods remaining. Together with each prepayment under this Section 1.8, the US Borrower shall pay any amounts required pursuant to Section 10.4.
(e)    No Implied Consent. Provisions contained in this Section 1.8 for the application of proceeds of certain transactions shall not be deemed to constitute consent of the Lenders to transactions that are not otherwise permitted by the terms hereof or the other Loan Documents.
1.9    Fees.
(a)    Fees. The US Borrower shall pay to Agent, for Agent’s own account, fees in the amounts and at the times set forth in a letter agreement between the US Borrower and Agent dated as of the Closing Date (as amended from time to time, the “Fee Letter”).
(b)    Unused Commitment Fee. The US Borrower shall pay to Agent a fee (the “Unused Commitment Fee”) for the account of each US Revolving Lender in an amount equal to:
(iii)    the average daily amount of the Revolving Loan Commitment of such US Revolving Lender during the preceding calendar month, less
(iv)    the sum of (x) the average daily balance of all US Revolving Loans and Canadian Revolving Loans held by such US Revolving Lender or any Canadian Revolving Lender which is also a US Revolving Lender or an Affiliate of such US Revolving Lender plus (y) the average daily amount of Letter of Credit Obligations held by such US Revolving Lender, plus (z) in the case of the Swingline Lender, the average daily balance of all outstanding Swing Loans held by such Swingline Lender, in each case, during the preceding calendar month; provided, in no event shall the amount computed pursuant to clauses (i) and (ii) with respect to the Swingline Lender be less than zero,

(v)    multiplied by one-half of one percent (0.50%) per annum.
The total Unused Commitment Fee paid by the US Borrower will be equal to the sum of all of the Unused Commitment Fees due to the US Revolving Lenders, subject to subsection 1.11(e)(vi). Such fee shall be payable monthly in arrears on the first day of each calendar month following the date hereof. The Unused Commitment Fee provided in this subsection 1.9(b) shall accrue at all times from and after the execution and delivery of this Agreement.
(c)    Letter of Credit Fee. The US Borrower agrees to pay to Agent for the ratable benefit of the US Revolving Lenders, as compensation to such US Revolving Lenders for Letter of Credit Obligations incurred hereunder, (i) without duplication of costs and expenses otherwise payable to Agent or Lenders hereunder or fees otherwise paid by the US Borrower, all costs and expenses incurred by Agent or any US Revolving Lender on account of such Letter of Credit Obligations, and (ii) for each calendar month during which any Letter of Credit Obligation shall remain outstanding, a fee (the “Letter of Credit Fee”) in an amount equal to the product of the average daily undrawn face amount of all Letters of Credit Issued, guarantied or supported by risk participation agreements multiplied by a per annum rate equal to the Applicable Margin with respect to US Revolving Loans which are LIBOR Rate Loans; provided, however, at Agent’s or Required Lenders’ option, while an Event of Default exists (or automatically while an Event of Default under subsection 7.1(a), 7.1(f) or 7.1(g) exists), such rate shall be increased by two percent (2.00%) per annum. Such fee shall be paid to Agent for the benefit of the US Revolving Lenders in arrears, on the first day of each calendar month and on the date on which all L/C Reimbursement Obligations have been discharged. In addition, the US Borrower shall pay to Agent, any L/C Issuer or any prospective L/C Issuer, as appropriate, on demand, such L/C Issuer’s or prospective L/C Issuer’s customary fees (including any fronting fees) at then prevailing rates, without duplication of fees otherwise payable hereunder (including all per annum fees), charges and expenses of such L/C Issuer or prospective L/C Issuer in respect of the application for, and the Issuance, negotiation, acceptance, amendment, transfer and payment of, each Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is Issued.
1.10    Payments by the Borrowers.
(a)    All payments (including prepayments) to be made by each Credit Party on account of the principal, interest, fees and other amounts required hereunder shall be made without set-off, recoupment, counterclaim or deduction of any kind, shall, except as otherwise expressly provided herein, be made to Agent (for the ratable account of the Persons entitled thereto) at the address for payment specified in the signature page hereof in relation to Agent (or such other address as Agent may from time to time specify in accordance with Section 9.2), including payments utilizing the ACH system, and shall be made in US Dollars and by wire transfer or ACH transfer in immediately available funds (which shall be the exclusive means of payment hereunder), no later than 1:00 p.m. (New York time) on the date due. Any payment which is received by Agent later than 1:00 p.m. (New York time) may in Agent’s discretion be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue. The Borrowers and each other Credit Party hereby irrevocably waives the right to direct the application during the continuance of an Event of Default of any and all payments in respect of any

Obligation and, subject to subsection 1.10(c) and (d), any proceeds of Collateral. The US Borrower hereby authorizes Agent and each US Revolving Lender to make a Revolving Loan (which shall be a Base Rate Loan and which may be a Swing Loan) to pay (i) interest, principal (including Swing Loans), L/C Reimbursement Obligations, agent fees, Unused Commitment Fees and Letter of Credit Fees, in each instance, on the date due, or (ii) after five (5) days’ prior notice to the US Borrower, other fees, costs or expenses payable by the US Borrower or any of its Subsidiaries hereunder or under the other Loan Documents. The Canadian Borrower hereby authorizes Agent and each Canadian Revolving Lender to make a Canadian Revolving Loan (which shall be a Base Rate Loan) to pay (i) interest and principal in each instance, on the date due, or (ii) after five (5) days’ prior notice to the Canadian Borrower, other fees, costs or expenses payable by the Canadian Borrower or any of its Subsidiaries hereunder or under the other Loan Documents.
(b)    Subject to the provisions set forth in the definition of “Interest Period” herein, if any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.
(c)    During the continuance of an Event of Default, Agent may, and shall upon the direction of Required Lenders apply any and all payments received by Agent in respect of any US Obligation in accordance with clauses first through sixth below. Notwithstanding any provision herein to the contrary, all payments made by US Credit Parties to Agent after any or all of the Obligations have been accelerated (so long as such acceleration has not been rescinded), any proceeds of Collateral securing the US Obligations (and, for the avoidance of doubt, excluding any Collateral which secures only the Canadian Obligations), shall be applied as follows:
first, to payment of costs and expenses, including Attorney Costs, of Agent payable or reimbursable by the US Credit Parties under the Loan Documents;
second, to payment of Attorney Costs of US Revolving Lenders and Term Lenders payable or reimbursable by the US Borrower under this Agreement;
third, to payment of all accrued unpaid interest on the US Obligations and fees owed to Agent, US Revolving Lenders, Term Lenders and L/C Issuers;
fourth, to payment of principal of the US Obligations including, without limitation, L/C Reimbursement Obligations then due and payable and cash collateralization of unmatured L/C Reimbursement Obligations to the extent not then due and payable;
fifth, to payment of any other amounts owing constituting US Obligations (other than US Obligations under Secured Rate Contracts and Bank Products);
sixth, to payment of any US Obligations under any Secured Rate Contract and Bank Products;
seventh, to payment of Canadian Obligations in accordance with clauses first through fifth of subsection 1.10(d); and

eighth, any remainder shall be for the account of and paid to whoever may be lawfully entitled thereto.
In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses second, third, fourth, fifth and sixth above.
(d)    During the continuance of an Event of Default, Agent may, and shall upon the direction of Required Lenders apply any and all payments received by Agent in respect of any Canadian Obligation in accordance with clauses first through fifth below. Notwithstanding any provision herein to the contrary, all payments made by Canadian Credit Parties to Agent after any or all of the Obligations have been accelerated (so long as such acceleration has not been rescinded), and any proceeds of Collateral (excluding any Collateral securing the US Obligations (except as expressly set forth in paragraph seventh of subsection 1.10(c))), shall be applied as follows:
first, to payment of costs and expenses, including Attorney Costs, of Agent payable or reimbursable by the Canadian Credit Parties under the Loan Documents;
second, to payment of Attorney Costs of Canadian Revolving Lenders payable or reimbursable by the Canadian Borrower under this Agreement;
third, to payment of all accrued unpaid interest on the Canadian Obligations and fees owed to Agent and Canadian Revolving Lenders;
fourth, to payment of principal of the Canadian Obligations;
fifth, to payment of any other amounts owing constituting Canadian Obligations; and
sixth, any remainder shall be for the account of and paid to whoever may be lawfully entitled thereto.
In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Canadian Revolving Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses second, third, fourth and fifth above.
1.11    Payments by the Lenders to Agent; Settlement.
(a)    Agent may, on behalf of Lenders, disburse funds to the relevant Borrower for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its US Commitment Percentage or Canadian Commitment Percentage, as the case may be, of any Loan before Agent disburses same to the relevant Borrower. If Agent elects to require that each relevant Lender make funds available to Agent prior to disbursement by Agent to the US Borrower or the Canadian

Borrower, as the case may be, Agent shall advise such Lender by telephone or fax of the amount of such Lender’s US Commitment Percentage or Canadian Commitment Percentage, as the case may be, of the Loan requested by the relevant Borrower no later than the Business Day prior to the scheduled Borrowing date applicable thereto, and each such Lender shall pay Agent such Lender’s US Commitment Percentage or Canadian Commitment Percentage, as the case may be, of such requested Loan, in same day funds, by wire transfer to Agent’s account, as set forth on Agent’s signature page hereto, no later than 1:00 p.m. (New York time) on such scheduled Borrowing date. Nothing in this subsection 1.11(a) or elsewhere in this Agreement or the other Loan Documents, including the remaining provisions of Section 1.11, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Revolving Loan Commitments or Canadian Revolving Loan Commitments, as the case may be, hereunder or to prejudice any rights that Agent, any Lender, the US Borrower or the Canadian Borrower may have against any Lender as a result of any default by such Lender hereunder.
(b)    At least once each calendar week or more frequently at Agent’s election (each, a “Settlement Date”), Agent shall advise each Lender by telephone or fax of the amount of such Lender’s US Commitment Percentage or Canadian Commitment Percentage, as the case may be, of principal, interest and fees paid for the benefit of Lenders with respect to each applicable Loan. Agent shall pay to each Lender such Lender’s US Commitment Percentage or Canadian Commitment Percentage, as the case may be (except as otherwise provided in subsection 1.1(b)(vi) and subsection 1.11(e)) of principal, interest and fees paid by the US Borrower or the Canadian Borrower since the previous Settlement Date for the benefit of such Lender on the Loans held by it. Such payments shall be made by wire transfer to such Lender not later than 2:00 p.m. (New York time) on the next Business Day following each Settlement Date.
(c)    Availability of Lender’s Commitment Percentage. Agent may assume that (x) each US Revolving Lender will make its US Commitment Percentage of each US Revolving Loan available to Agent on each Borrowing date and (y) each Canadian Revolving Lender will make its Canadian Commitment Percentage of each Canadian Revolving Loan available to Agent on each Borrowing Date. If such US Commitment Percentage or Canadian Commitment Percentage, as the case may be, is not, in fact, paid to Agent by such US Revolving Lender or Canadian Revolving Lender, as the case may be, when due, Agent will be entitled to recover such amount on demand from such US Revolving Lender or Canadian Revolving Lender, as the case may be, without setoff, counterclaim or deduction of any kind. If any US Revolving Lender or Canadian Revolving Lender fails to pay the amount of its US Commitment Percentage or Canadian Commitment Percentage, as the case may be, forthwith upon Agent’s demand, Agent shall promptly notify the relevant Borrower and such Borrower shall immediately repay such amount to Agent. Nothing in this subsection 1.11(c) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any US Revolving Lender or Canadian Revolving Lender or to relieve any US Revolving Lender or Canadian Revolving Lender from its obligation to fulfill its Revolving Loan Commitments or Canadian Revolving Loan Commitments hereunder or to prejudice any rights that the US Borrower may have against any US Revolving Lender or any rights that the Canadian Borrower may have against any Canadian Revolving Lender as a result of any default by such US Revolving Lender or Canadian Revolving Lender hereunder. Without limiting the provisions of subsection 1.11(b), to the extent that Agent advances funds to the US

Borrower on behalf of any US Revolving Lender or advances funds to the Canadian Borrower on behalf of any Canadian Revolving Lender and is not reimbursed therefor on the same Business Day as such advance is made, Agent shall be entitled to retain for its account all interest accrued on such advance from the date such advance was made until reimbursed by the relevant US Revolving Lender or Canadian Revolving Lender, as the case may be.
(d)    Return of Payments.
(i)    If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from the relevant Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.
(ii)    If Agent determines at any time that any amount received by Agent under this Agreement or any other Loan Document must be returned to any Credit Party or paid to any other Person pursuant to any Insolvency Law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest on such amount for the period during which such Lender held such amount, at such rate, if any, as Agent is required to pay to the relevant Borrower or such other Person, without setoff, counterclaim or deduction of any kind, and Agent will be entitled to set-off against future distributions to such Lender any such amounts (with interest) that are not repaid on demand.
(e)    Non-Funding Lenders.
(i)    Responsibility. The failure of any Non-Funding Lender to make any Revolving Loan, or to fund any purchase of any participation to be made or funded by it (including, without limitation, with respect to any Letter of Credit or Swing Loan), or to make any payment required by it under any Loan Document on the date specified therefor shall not relieve any other Lender of its obligations to make such Loan, fund the purchase of any such participation, or make any other such required payment on such date, and neither Agent nor, other than as expressly set forth herein, any other Lender shall be responsible for the failure of any Non-Funding Lender to make a loan, fund the purchase of a participation or make any other required payment under any Loan Document.
(ii)    Reallocation. If any US Revolving Lender is a Non-Funding Lender, all or a portion of such Non-Funding Lender’s Letter of Credit Obligations (unless such US Revolving Lender is the L/C Issuer that Issued such Letter of Credit) and reimbursement obligations with respect to Swing Loans shall, at Agent’s election at any time or upon any L/C Issuer’s or Swingline Lender’s, as applicable, written request delivered to Agent (whether before or after the occurrence of any Default or Event of Default), be reallocated to and assumed by the US Revolving Lenders that are not Non-Funding Lenders or Impacted Lenders pro rata in accordance with their US Commitment Percentages of the Aggregate Revolving Loan Commitment (calculated as if the Non-Funding Lender’s US Commitment Percentage was reduced to zero and each other US Revolving Lender’s US Commitment Percentage had been increased proportionately), provided that no US Revolving Lender shall be reallocated any such amounts or be required to fund any amounts that would cause the sum of its outstanding US Revolving Loans, outstanding Letter of Credit Obligations, amounts of its participations in Swing Loans and its pro rata share of unparticipated amounts in Swing Loans to exceed its Revolving Loan Commitment or would cause a prepayment to be required to be made under subsection 1.1(b)(ii).
(iii)    Voting Rights. Notwithstanding anything set forth herein to the contrary, including Section 9.1, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender”, “Term Lender”, “Revolving Lender”, “US Revolving Lender” or “Canadian Revolving Lender” (or be, or have its Loans and Commitments, included in the determination of “Required Lenders” or “Lenders directly affected” pursuant to Section 9.1) for any voting or consent rights under or with respect to any Loan Document, provided that (A) the Commitment of a Non-Funding Lender may not be increased, extended or reinstated, (B) subject to clause (C) below, the principal of any interest on or other amounts due with respect to a Non-Funding Lender’s Loans may not be reduced or forgiven, (C) the interest rate applicable to Obligations owing to a Non-Funding Lender may not be reduced in such a manner that by its terms affects such Non-Funding Lender more adversely than other Lenders that are Term Lenders, US Revolving Lenders or Canadian Revolving Lenders, as applicable, in each case without the consent of such Non-Funding Lender and (D) this subsection 1.11(e)(iii) may not be amended without the consent of the Non-Funding Lenders, if any, at the times of such amendment. Moreover, for the purposes of determining Required Lenders, the Loans, Letter of Credit Obligations, and Commitments held by Non-Funding Lenders shall be excluded from the total Loans and Commitments outstanding.
(iv)    Borrower Payments to a Non-Funding Lender. Agent shall be authorized to use all payments received by Agent for the benefit of any Non-Funding Lender pursuant to this Agreement to pay in full the Aggregate Excess Funding Amount to the appropriate Secured Parties. In the case of any Non-Funding Lender that is a US Revolving Lender, Agent shall be entitled to hold as cash collateral in a non-interest bearing account up to an amount equal to such Non-Funding Lender’s pro rata share, without giving effect to any reallocation pursuant to subsection 1.11(e)(ii), of all Letter of Credit Obligations until the US Obligations are paid in full in cash, all Letter of Credit Obligations have been discharged or cash collateralized and all Revolving Loan Commitments and Canadian Revolving Loan Commitments have been terminated. Upon any such unfunded obligations owing by a Non-Funding Lender that is a US Revolving Lender becoming due and payable, Agent shall be authorized to use such cash collateral to make such payment on behalf of such Non-Funding Lender. With respect to such Non-Funding Lender’s (that is a US Revolving Lender) failure to fund US Revolving Loans or purchase participations in Letters of Credit or Letter of Credit Obligations, any amounts applied by Agent to satisfy such funding shortfalls shall be deemed to constitute a US Revolving Loan or amount of the participation required to be funded and, if necessary to effectuate the foregoing, the other US Revolving Lenders shall be deemed to have sold, and such Non-Funding Lender shall be deemed to have purchased, US Revolving Loans or Letter of Credit participation interests from the other US Revolving Lenders until such time as the aggregate amount of the US Revolving Loans and participations in Letters of Credit and Letter of Credit Obligations are held by the US Revolving Lenders in accordance with their US Commitment Percentages of the Aggregate Revolving Loan Commitment. With respect to such Non-Funding Lender’s (that is a Canadian Revolving Lender) failure to fund Canadian Revolving Loans, any amounts applied by Agent to satisfy such funding shortfalls shall be deemed to constitute a Canadian Revolving Loan and, if necessary to effectuate the foregoing, the other Canadian Revolving Lenders shall be deemed to have sold, and such Non-Funding Lender shall be deemed to have purchased, Canadian Revolving Loans from the other Canadian Revolving Lenders until such time as the aggregate amount of the Canadian Revolving Loans are held by the Canadian Revolving Lenders in accordance with their Canadian Commitment Percentages of the Aggregate Canadian Revolving Loan Commitment. Any amounts owing by a Non-Funding Lender to Agent which are not paid when due shall accrue interest, (1) in the case amounts owing by a Non-Funding Lender that is a US Revolving Lender, at the interest rate applicable during such period to US Revolving Loans that are Base Rate Loans or (2) in the case amounts owing by a Non-Funding Lender that is a Canadian Revolving Lender, at the interest rate applicable during such period to Canadian Revolving Loans that are Base Rate Loans. In the event that Agent is holding cash collateral of a Non-Funding Lender that cures pursuant to clause (v) below or ceases to be a Non-Funding Lender pursuant to the definition of Non-Funding Lender, Agent shall return the unused portion of such cash collateral to such Lender. The “Aggregate Excess Funding Amount” of a Non-Funding Lender shall be (x) in the case of a Non-Funding Lender that is a US Revolving Lender, the aggregate amount of (A) all unpaid obligations owing by such US Revolving Lender to the Agent, L/C Issuers, Swingline Lender, and other US Revolving Lenders under the Loan Documents, including such US Revolving Lender’s pro rata share of all US Revolving Loans, Letter of Credit Obligations, Swing Loans, plus, without duplication, (B) all amounts of such Non-Funding Lender’s Letter of Credit Obligations and reimbursement obligations with respect to Swing Loans reallocated to other US Revolving Lenders pursuant to subsection 1.11(e)(ii) or (y) in the case of a Non-Funding Lender that is a Canadian Revolving Lender, the aggregate amount of all unpaid obligations owing by such Canadian Revolving Lender to the Agent and other Canadian Revolving Lenders under the Loan Documents, including such Canadian Revolving Lender’s pro rata share of all Canadian Revolving Loans.
(v)    Cure. A Lender may cure its status as a Non-Funding Lender under clause (a) of the definition of Non-Funding Lender if such Lender (A) fully pays to Agent, on behalf of the applicable Secured Parties, the Aggregate Excess Funding Amount, plus all interest due thereon and (B) timely funds the next Revolving Loan required to be funded by such Lender or makes the next reimbursement required to be made by such Lender. Any such cure shall not relieve any Lender from liability for breaching its contractual obligations hereunder.
(vi)    Fees. A Lender that is a Non-Funding Lender pursuant to clause (a) of the definition of Non-Funding Lender shall not earn and shall not be entitled to receive, and the Borrowers shall not be required to pay, such Lender’s portion of the Unused Commitment Fee during the time such Lender is a Non-Funding Lender pursuant to clause (a) thereof. In the event that any reallocation of Letter of Credit Obligations occurs pursuant to subsection 1.11(e)(ii), during the period of time that such reallocation remains in effect, the Letter of Credit Fee payable with respect to such reallocated portion shall be payable to (A) all US Revolving Lenders based on their pro rata share of such reallocation or (B) to the L/C Issuer for any remaining portion not reallocated to any other US Revolving Lenders.

(f)    Procedures. Agent is hereby authorized by each Credit Party and each other Secured Party to establish procedures (and to amend such procedures from time to time) to facilitate administration and servicing of the Loans and other matters incidental thereto. Without limiting the generality of the foregoing, Agent is hereby authorized to establish procedures to make available or deliver, or to accept, notices, documents and similar items on, by posting to or submitting and/or completion on, E-Systems.
1.12    Currency Matters. Principal, interest, reimbursement obligations, cash collateral for reimbursement obligations, fees, and all other amounts payable under this Agreement and the other Loan Documents to Agent and Lenders shall be payable (except as otherwise specifically provided herein) in the currency in which such Obligations are denominated. Unless stated otherwise, all calculations, comparisons, measurements or determinations under this Agreement shall be made in US Dollars. For the purpose of such calculations, comparisons, measurements or determinations, amounts denominated in other currencies shall be converted to the Equivalent Amount thereof in US Dollars on the date of calculation, comparison, measurement or determination. In particular, without limitation, for purposes of valuations or computations under Sections 1.3, 1.8, 1.9 and 1.10, unless expressly provided otherwise, where a reference is made to a US Dollar amount, the amount is to be considered as the amount in US Dollars and, therefore, each other currency shall be converted into the Equivalent Amount thereof in US Dollars.
1.13    Eligible Accounts.
(a)    US Eligible Accounts. All of the Accounts owned by the US Borrower and properly reflected as “US Eligible Accounts” in the most recent Borrowing Base Certificate delivered by the US Borrower to Agent shall be “US Eligible Accounts” for purposes of this Agreement, except any Account to which any of the exclusionary criteria set forth below applies. Agent shall have the right to establish, modify or eliminate Reserves against US Eligible Accounts from time to time in its Permitted Discretion. In addition, Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any of the applicable criteria and to establish new criteria with respect to US Eligible Accounts, in its Permitted Discretion, subject to the approval of Required Lenders in the case of adjustments or new criteria which have the effect of making more credit available. US Eligible Accounts shall not include the following Accounts of the US Borrower:
(i)    Past Due Accounts. Accounts that are not paid within the earlier of sixty (60) days following its due date or ninety (90) days following its original invoice date;
(ii)    Cross Aged Accounts. Accounts that are the obligations of an Account Debtor if fifty percent (50%) or more of the US Dollar amount of all Accounts owing by that Account Debtor are ineligible under subsection 1.13(a)(i);
(iii)    Foreign Accounts. Accounts that are the obligations of an Account Debtor (other than the United States government or a political subdivision, agency or instrumentality thereof) located in a foreign country other than Canada unless payment thereof is assured by a letter of credit assigned and delivered to Agent, satisfactory to Agent as to form, amount and issuer;

(iv)    Government Accounts. Accounts that are the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless Agent, in its sole discretion, has agreed to the contrary in writing, or the US Borrower has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation;
(v)    Contra Accounts. Accounts to the extent the US Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to the US Borrower or any Subsidiary thereof but only to the extent of the potential offset;
(vi)    Chargebacks/Partial Payments/Disputed. Any Account to the extent that any defense, counterclaim, setoff or dispute is asserted as to such Account;
(vii)    Inter-Company/Affiliate Accounts. Accounts that arise from a sale to any Affiliate of the US Borrower;
(viii)    Concentration Risk. Accounts to the extent that such Account, together with all other Accounts owing to any Credit Party by such Account Debtor and its Affiliates as of any date of determination exceed fifteen percent (15%) of the sum of all US Eligible Accounts and Canadian Eligible Accounts;
(ix)    Credit Risk. Accounts that are otherwise determined to be unacceptable by Agent in its Permitted Discretion, upon the delivery of prior or contemporaneous notice (oral or written) of such determination to the US Borrower;
(x)    Pre-Billing. Accounts with respect to which an invoice, reasonably acceptable to Agent in form and substance, has not been sent to the applicable Account Debtor;
(xi)    Defaulted Accounts; Bankruptcy. Accounts where:
(1)    the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or
(2)    a petition is filed by or against any Account Debtor obligated upon such Account under any Insolvency Law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;
(xii)    Employee Accounts. Accounts that arise from a sale to any director, officer, other employee, or to any entity that has any common officer or director with the US Borrower;
(xiii)    Progress Billing. Accounts (i) as to which the US Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process, or (ii) if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor’s obligation to pay that invoice is subject to the US Borrower’s completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;
(xiv)    Bill and Hold. Accounts that arise with respect to goods that are delivered on a bill-and-hold basis;
(xv)    C.O.D. Accounts that arise with respect to goods that are delivered on a cash-on-delivery basis;
(xvi)    Credit Limit. Accounts to the extent such Account exceeds any credit limit established by Agent, in its Permitted Discretion, following prior notice of such limit by Agent to the US Borrower;
(xvii)    Non-Acceptable Alternative Currency. Accounts that are payable in any currency other than US Dollars;
(xviii)    Other Liens Against Receivables. Accounts that (i) are not owned by the US Borrower or (ii) are subject to any right, claim, Lien or other interest of any other Person, other than Liens in favor of Agent securing the US Obligations and Permitted Liens described in subsection 5.1(c);
(xix)    Conditional Sale. Accounts that arise with respect to goods that are placed on consignment, guarantied sale or other terms by reason of which the payment by the Account Debtor is conditional;
(xx)    Judgments, Notes or Chattel Paper. Accounts that are evidenced by a judgment, Instrument or Chattel Paper (other than a lease of Equipment which does not create a Lien on such Equipment);
(xxi)    Not Bona Fide. Accounts that are not true and correct statements of bona fide indebtedness incurred in the amount of such Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;
(xxii)    Ordinary Course; Sales of Equipment or Bulk Sales. Accounts that do not arise from the sale or lease of goods or the performance of services by the US Borrower in the Ordinary Course of Business, including, without limitation, bulk Sales; or
(xxiii)    Not Perfected. Accounts as to which Agent’s Lien thereon, on behalf of itself and the other Secured Parties, is not a first priority perfected Lien.
(b)    Canadian Eligible Accounts. All of the Accounts owned by the Canadian Borrower and properly reflected as “Canadian Eligible Accounts” in the most recent Borrowing Base Certificate delivered by the Canadian Borrower to Agent shall be “Canadian Eligible Accounts” for purposes of this Agreement, except any Account to which any of the exclusionary criteria set forth below applies. Agent shall have the right to establish, modify or eliminate Reserves against Canadian Eligible Accounts from time to time in its Permitted Discretion. In addition, Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any of the applicable criteria and to establish new criteria with respect to Canadian Eligible Accounts, in its Permitted Discretion, subject to the approval of Required Lenders in the case of adjustments or new criteria which have the effect of making more credit available. Canadian Eligible Accounts shall not include the following Accounts of the Canadian Borrower:
(iii)    Past Due Accounts. Accounts that are not paid within the earlier of sixty (60) days following its due date or ninety (90) days following its original invoice date;
(iv)    Cross Aged Accounts. Accounts that are the obligations of an Account Debtor if fifty percent (50%) or more of the US Dollar Equivalent of the Canadian Dollar amount of all Accounts owing by that Account Debtor are ineligible under subsection 1.13(b)(i);
(v)    Foreign Accounts. Accounts that are the obligations of an Account Debtor (other than the Canadian government or a political subdivision, agency or instrumentality thereof) located in a foreign country other than the United States unless payment thereof is assured by a letter of credit assigned and delivered to Agent, satisfactory to Agent as to form, amount and issuer;
(vi)    Government Accounts. Accounts that are the obligation of an Account Debtor that is the Canadian government or a political subdivision thereof, or any province, territory, state, county or municipality or department, agency or instrumentality thereof unless Agent, in its sole discretion, has agreed to the contrary in writing, or the Canadian Borrower has complied with any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation;
(vii)    Contra Accounts. Accounts to the extent the a Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to a Borrower or any Subsidiary thereof but only to the extent of the potential offset;
(viii)    Chargebacks/Partial Payments/Disputed. Any Account to the extent that any defense, counterclaim, setoff or dispute is asserted as to such Account;
(ix)    Inter-Company/Affiliate Accounts. Accounts that arise from a sale to any Affiliate of the Canadian Borrower;
(x)    Concentration Risk. Accounts to the extent that such Account, together with all other Accounts owing to any Credit Party by such Account Debtor and its Affiliates as of any date of determination exceed fifteen percent (15%) of the sum of all Canadian Eligible Accounts and US Eligible Accounts;
(xi)    Credit Risk. Accounts that are otherwise determined to be unacceptable by Agent in its Permitted Discretion, upon the delivery of prior or contemporaneous notice (oral or written) of such determination to the Canadian Borrower;
(xii)    Pre-Billing. Accounts with respect to which an invoice, reasonably acceptable to Agent in form and substance, has not been sent to the applicable Account Debtor;

(xiii)    Defaulted Accounts; Bankruptcy. Accounts where:
(1)    the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or
(2)    a petition is filed by or against any Account Debtor obligated upon such Account under any Insolvency Law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;
(xiv)    Employee Accounts. Accounts that arise from a sale to any director, officer, other employee, or to any entity that has any common officer or director with the Canadian Borrower;
(xv)    Progress Billing. Accounts (i) as to which the Canadian Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process, or (ii) representing a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor’s obligation to pay that invoice is subject to the Canadian Borrower’s completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;
(xvi)    Bill and Hold. Accounts that arise with respect to goods that are delivered on a bill-and-hold basis;
(xvii)    C.O.D. Accounts that arise with respect to goods that are delivered on a cash-on-delivery basis;
(xviii)    Credit Limit. Accounts to the extent such Account exceeds any credit limit established by Agent, in its Permitted Discretion, following prior notice of such limit by Agent to the Canadian Borrower;
(xix)    Non-Acceptable Alternative Currency. Accounts that are payable in any currency other than US Dollars or Canadian Dollars;
(xx)    Other Liens Against Receivables. Accounts that (i) are not owned by the Canadian Borrower or (ii) are subject to any right, claim, Lien or other interest of any other Person, other than Liens in favor of Agent securing the Canadian Obligations and Permitted Liens described in subsection 5.1(c);
(xxi)    Conditional Sale. Accounts that arise with respect to goods that are placed on consignment, guarantied sale or other terms by reason of which the payment by the Account Debtor is conditional;
(xxii)    Judgments, Notes or Chattel Paper. Accounts that are evidenced by a judgment, Instrument or Chattel Paper (other than a lease of Equipment which does not create a Lien on such Equipment);

(xxiii)    Not Bona Fide. Accounts that are not true and correct statements of bona fide indebtedness incurred in the amount of such Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;
(xxiv)    Ordinary Course; Sales of Equipment or Bulk Sales. Accounts that do not arise from the sale or lease of goods or the performance of services by the Canadian Borrower in the Ordinary Course of Business, including, without limitation, bulk Sales; or
(xxv)    Not Perfected. Accounts as to which Agent’s Lien thereon, on behalf of itself and the other Secured Parties, is not a first priority perfected Lien.
1.14    Eligible Inventory.
(a)    US Eligible Inventory. All of the Inventory consisting of spare or replacement parts for Equipment owned by the US Borrower and properly reflected as “US Eligible Inventory” in the most recent Borrowing Base Certificate delivered by the US Borrower to Agent shall be “US Eligible Inventory” for purposes of this Agreement, except any Inventory to which any of the exclusionary criteria set forth below or in the component definitions herein applies. Agent shall have the right to establish, modify, or eliminate Reserves against US Eligible Inventory from time to time in its Permitted Discretion. In addition, Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any of the applicable criteria and to establish new criteria with respect to US Eligible Inventory, in its Permitted Discretion, subject to the approval of Required Lenders in the case of adjustments or new criteria which have the effect of making more credit available. US Eligible Inventory shall not include the following Inventory of the US Borrower:
(xxvi)    Excess/Obsolete. Inventory that is excess, obsolete, unsaleable, shopworn, or seconds;
(xxvii)    Damaged. Inventory that is damaged or unfit for sale or use;
(xxviii)    Locations < $50,000. Inventory that is located at any site if the aggregate value of Inventory and Equipment included in the US Borrowing Base at any such location is less than $50,000;
(xxix)    Consignment. Inventory that is placed on consignment;
(xxx)    Off-Site. Inventory that (i) is not located on premises owned, leased or rented by the US Borrower and set forth in Schedule 3.21 or (ii) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (iii) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (iv) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent or (v) is located outside of the United States or one of its territories unless such Inventory is located in Canada and the Agent’s Liens have been perfected under Canadian Requirements of Law.

(xxxi)    In-Transit. Inventory that is in transit, except for Inventory in transit between domestic locations of US Credit Parties or between domestic locations of US Credit Parties and Canadian Credit Parties, in each case, as to which Agent’s Liens have been perfected at origin and destination;
(xxxii)    Customized. Inventory subject to any licensing, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party for the sale or disposition of that Inventory (which consent has not been obtained) or the payment of any monies to any third party upon such sale or other disposition (to the extent of such monies);
(xxxiii)    Packing/Shipping Materials. Inventory that consists of packing or shipping materials, or manufacturing supplies;
(xxxiv)    Tooling. Inventory that consists of tooling;
(xxxv)    Display. Inventory that consists of display items;
(xxxvi)    Hazardous Materials. Inventory that consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;
(xxxvii)    Un-insured. Inventory that is not covered by casualty insurance reasonably acceptable to Agent;
(xxxviii)    Not Owned/Other Liens. Inventory that is not owned by the US Borrower or is subject to Liens other than Permitted Liens described in subsections 5.1(b), (c), (d) and (f) or rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure the US Borrower’s performance with respect to that Inventory);
(xxxix)    Unperfected. Inventory that is not subject to a first priority Lien in favor of Agent on behalf of itself and the Secured Parties, except for Liens described in subsection 5.1(d) (subject to Reserves);
(xl)    Negotiable Bill of Sale. Inventory that is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except Liens in favor of Agent, on behalf of itself and the Secured Parties; or
(xli)    Not Ordinary Course. Inventory (other than raw materials) that is not of a type held for sale or to be furnished under a contract of service or is not spare parts used to service Equipment in the Ordinary Course of Business of the US Borrower.
(b)    Canadian Eligible Inventory. All of the Inventory consisting of spare or replacement parts for Equipment owned by the Canadian Borrower and properly reflected as “Canadian Eligible Inventory” in the most recent Borrowing Base Certificate delivered by the Canadian Borrower to Agent shall be “Canadian Eligible Inventory” for purposes of this Agreement, except any Inventory to which any of the exclusionary criteria set forth below or in the component definitions herein applies. Agent shall have the right to establish, modify, or eliminate Reserves against Canadian Eligible Inventory from time to time in its Permitted Discretion. In addition, Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any of the applicable criteria and to establish new criteria with respect to Canadian Eligible Inventory, in its Permitted Discretion, subject to the approval of Required Lenders in the case of adjustments or new criteria which have the effect of making more credit available. Canadian Eligible Inventory shall not include the following Inventory of the Canadian Borrower:
(vii)    Excess/Obsolete. Inventory that is excess, obsolete, unsaleable, shopworn, or seconds;
(viii)    Damaged. Inventory that is damaged or unfit for sale or use;
(ix)    Locations < $50,000. Inventory that is located at any site if the aggregate value of Inventory and Equipment included in the Canadian Borrowing Base at any such location is less than $50,000;
(x)    Consignment. Inventory that is placed on consignment;
(xi)    Off-Site. Inventory that (i) is not located on premises owned, leased or rented by the Canadian Borrower and set forth in Schedule 3.21 or (ii) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (iii) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (iv) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent or (v) is located outside of Canada.
(xii)    In-Transit. Inventory that is in transit, except for Inventory in transit between domestic locations of Canadian Credit Parties or between domestic locations of Canadian Credit Parties and US Credit Parties, in each case, as to which Agent’s Liens have been perfected at origin and destination;
(xiii)    Customized. Inventory subject to any licensing, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party for the sale or disposition of that Inventory (which consent has not been obtained) or the payment of any monies to any third party upon such sale or other disposition (to the extent of such monies);
(xiv)    Packing/Shipping Materials. Inventory that consists of packing or shipping materials, or manufacturing supplies;
(xv)    Tooling. Inventory that consists of tooling;

(xvi)    Display. Inventory that consists of display items;
(xvii)    Hazardous Materials. Inventory that consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;
(xviii)    Un-insured. Inventory that is not covered by casualty insurance reasonably acceptable to Agent;
(xix)    Not Owned/Other Liens. Inventory that is not owned by the Canadian Borrower or is subject to Liens other than Permitted Liens described in subsections 5.1(b), (c), (d) and (f) or rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure the Canadian Borrower’s performance with respect to that Inventory) and the rights of suppliers under Section 81.1 of the Bankruptcy and Insolvency Act (Canada);
(xx)    Unperfected. Inventory that is not subject to a first priority Lien in favor of Agent on behalf of itself and the Secured Parties, except for Liens described in subsection 5.1(d) (subject to Reserves);
(xxi)    Negotiable Bill of Sale. Inventory that is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except Liens in favor of Agent, on behalf of itself and the Secured Parties; or
(xxii)    Not Ordinary Course. Inventory (other than raw materials) that is not of a type held for sale or to be furnished under a contract of service or is not spare parts used to service Equipment in the Ordinary Course of Business of the Canadian Borrower.
1.15    Eligible Equipment.
(a)    US Eligible Equipment. All of the Equipment owned by the US Borrower and properly reflected as “US Eligible Equipment” in the most recent US Borrowing Base Certificate delivered by the US Borrower to Agent shall be “US Eligible Equipment” for purposes of this Agreement except any Equipment as to which any of the exclusionary criteria set forth in the applicable component definitions of US Eligible Equipment shall apply. Agent shall have the right to establish, modify, or eliminate Reserves against US Eligible Equipment from time to time in its Permitted Discretion. In addition, Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any of the applicable criteria and to establish new criteria with respect to US Eligible Equipment in its Permitted Discretion, subject to the approval of Required Lenders in the case of adjustments or new criteria which have the effect of making more credit available.
(b)    Canadian Eligible Equipment. All of the Equipment owned by the Canadian Borrower and properly reflected as “Canadian Eligible Equipment” in the most recent Borrowing Base Certificate delivered by the Canadian Borrower to Agent shall be “Canadian Eligible Equipment” for purposes of this Agreement except any Equipment as to which any of the exclusionary criteria set forth in the applicable component definitions of Canadian Eligible

Equipment shall apply. Agent shall have the right to establish, modify, or eliminate Reserves against Canadian Eligible Equipment from time to time in its Permitted Discretion. In addition, Agent reserves the right, at any time and from time to time after the Closing Date, to adjust any of the applicable criteria and to establish new criteria with respect to Canadian Eligible Equipment in its Permitted Discretion, subject to the approval of Required Lenders in the case of adjustments or new criteria which have the effect of making more credit available.
1.16    Limitations on Obligations of Canadian Credit Parties. Notwithstanding anything set forth in this Agreement or any other Loan Documents to the contrary, no Canadian Credit Party shall at any time be liable in any manner (whether pursuant to any guaranty or otherwise) for any portion of the principal of the US Revolving Loans or any interest thereon or fees or in respect of any indemnified liabilities or any other US Obligations payable with respect thereto (and the US Credit Parties are solely liable for such US Obligations), and no assets of any Canadian Credit Party shall at any time serve, directly or indirectly, as security for, and in no event shall more than 66% of the total voting stock or other equity interests of any Canadian Credit Party secure, any portion of the US Obligations.
1.17    Collateral Allocation Mechanism.
(a)    Implementation of CAM.
(i)    On the CAM Exchange Date, (A) the Commitments shall automatically and without further act be terminated as provided in Section 7.2, and (B) the Lenders shall automatically and without further act (and without regard to the provisions of Section 9.8) be deemed to have exchanged interests in the Credit Facilities such that in lieu of the interest of each Lender in each Credit Facility in which it shall participate as of such date (including such Lender’s interest in the Obligations of each Credit Party in respect of each such Credit Facility), such Lender shall hold an interest in every one of the Credit Facilities (including the Obligations of each Credit Party in respect of each such Credit Facility and each L/C Reserve Account established pursuant to subsection 1.17(b) below), whether or not such Lender shall previously have participated therein, equal to such Lender’s CAM Percentage thereof, provided that such CAM Exchange will not affect the aggregate amount of the Obligations of the Borrowers to the Lenders under the Loan Documents. Each Lender and each Credit Party hereby consents and agrees to the CAM Exchange, and each Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any person that acquires a participation in its interests in any Credit Facility. Each Credit Party agrees from time to time to execute and deliver to the Agent all promissory notes and other instruments and documents as the Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans hereunder to the Agent against delivery of new promissory notes evidencing its interests in the Credit Facilities; provided, however, that the failure of any Credit Party to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.
(ii)    As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by the Agent pursuant to any Loan Document in respect of the

Obligations, and each distribution made by the Agent pursuant to any Loan Document in respect of the Obligations, shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages. Any direct payment received by a Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of a Obligation shall be paid over to the Agent for distribution to the Lenders in accordance herewith.
(b)    Letters of Credit.
(i)    In the event that on the CAM Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part, or any amount drawn under a Letter of Credit shall not have been reimbursed by the US Borrower (each such amount so paid until reimbursed, an “Unpaid Drawing”), each Canadian Revolving Lender in respect of Unpaid Drawings on Letters of Credit shall, before giving effect to the CAM Exchange, promptly pay over to the Agent, in immediately available funds and in US Dollars, an amount equal to such Lender’s Revolving Loan Commitment percentage (as notified to such Lender by the Agent), of such Letter of Credit’s undrawn face amount or (to the extent it has not already done so) such Letter of Credit’s Unpaid Drawing, as the case may be, together with interest thereon from the CAM Exchange Date to the date on which such amount shall be paid to the Agent at the rate that would be applicable at the time to a Canadian Revolving Loan that is a Base Rate Loan in a principal amount equal to such amount, as the case may be. The Agent shall establish a separate account or accounts for each Canadian Revolving Lender (each, an “L/C Reserve Account”) for the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Agent shall deposit in each Canadian Revolving Lender’s L/C Reserve Account such Canadian Revolving Lender’s CAM Percentage of the amounts received from the Canadian Revolving Lenders as provided above. The Agent shall have sole dominion and control over each L/C Reserve Account, and the amounts deposited in each L/C Reserve Account shall be held in such L/C Reserve Account until withdrawn as provided in paragraphs (ii), (iii) or (iv) below. The Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the L/C Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Canadian Revolving Lender’s CAM Percentage. The amounts held in each Canadian Revolving Lender’s L/C Reserve Account shall be held as a reserve against the Letter of Credit Obligations, shall be the property of such Canadian Revolving Lender, shall not constitute Loans to or give rise to any claim of or against any Credit Party and shall not give rise to any obligation on the part of the US Borrower to pay interest to such Canadian Revolving Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in subsection 1.1(b)(v).
(ii)    In the event that after the CAM Exchange Date any drawing shall be made in respect of a Letter of Credit, the Agent shall, at the request of the L/C Issuer withdraw from the L/C Reserve Account of each Canadian Revolving Lender any amounts, up to the amount of such Canadian Revolving Lender’s CAM Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to the L/C Issuer in satisfaction of the reimbursement obligations of the Canadian Revolving Lenders under subsection 1.1(b)(vi). In the event any Canadian Revolving Lender shall default on its obligation to pay over any amount to the Agent in respect of any Letter of Credit as provided in this subsection 1.17(b)(ii), the L/C

Issuer shall, in the event of a drawing thereunder, have a claim against such Canadian Revolving Lender to the same extent as if such Canadian Revolving Lender had defaulted on its obligations under subsection 1.11(e), but shall have no claim against any other Canadian Revolving Lender in respect of such defaulted amount, notwithstanding the exchange of interests in the reimbursement obligations pursuant to subsection 1.17(a). Each other Canadian Revolving Lender shall have a claim against such defaulting Canadian Revolving Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its CAM Percentage of the defaulted amount.
(iii)    In the event that after the CAM Exchange Date any Letter of Credit shall expire undrawn, the Agent shall withdraw from the L/C Reserve Account of each Canadian Revolving Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Canadian Revolving Lender.
(iv)    With the prior written approval of the Agent and the L/C Issuer, any Canadian Revolving Lender may withdraw the amount held in its L/C Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Canadian Revolving Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to the Agent, for the account of the L/C Issuer on demand, its CAM Percentage of such drawing.
(c)    Net Payments Upon Implementation of CAM Exchange. Notwithstanding any other provision of this Agreement, if, as a direct result of the implementation of the CAM Exchange, any Borrower is required to withhold Taxes from amounts payable to the Agent, any Lender or any participant hereunder, the amounts so payable to the Agent, such Lender or such participant shall be increased to the extent necessary to yield to the Agent, such Lender or such participant (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that no Borrower shall be required to increase any such amounts payable to such Lender or participant under this subsection 1.17(c) (but, rather, shall be required to increase any such amounts payable to such Lender or participant to the extent required by Section 10.3) if such Lender or participant was prior to or on the CAM Exchange Date already a Lender or participant with respect to such Borrower.
ARTICLE II.
CONDITIONS PRECEDENT
2.1    Conditions to Effectiveness of this Agreement. The amendment and restatement of the Existing Credit Agreement pursuant to this Agreement shall not become effective, and no Lender shall be obligated to make any Loan and, in the case of any US Revolving Lender, incur any Letter of Credit Obligations, on the Closing Date, or to take, fulfill or perform any other action hereunder, in each case, until the following conditions have been satisfied or provided for in a manner satisfactory to Agent, or waived in writing by Agent and Lenders:
(e)    Loan Documents. Agent shall have received on or before the Closing Date all of the agreements, documents, instruments and other items set forth on the closing checklist attached hereto as Exhibit 2.1, each in form and substance reasonably satisfactory to Agent.

(f)    Availability. After giving effect to the funding of the initial Loans and Issuance of the initial Letters of Credit, Availability shall be not less than $5,000,000.
(g)    Approvals. All governmental, regulatory and other third-party approvals and consents required by Agent and each Lender with respect to the execution, delivery and performance of this Agreement and the other Loan Documents shall have been obtained and are final and non-appealable.
(h)    Payment of Fees. The Borrower shall have paid the fees required to be paid on the Closing Date in the respective amounts specified in Section 1.9, and shall have reimbursed Agent and Lenders for all fees, costs and expenses of closing presented as of the Closing Date.
(i)    No Material Adverse Effect. Since December 31, 2012, no change, development, or event shall have occurred that has or would reasonably be expected to have a Material Adverse Effect on the operations, business, properties, prospects or condition (financial or otherwise) of Holdings and its Subsidiaries, taken as a whole. Agent shall have received an officer’s certificate in form and substance reasonably satisfactory to Agent affirming the foregoing.
(j)    Litigation. After giving effect to the closing, there being no order or injunction or pending litigation in which there is a reasonable possibility of a decision which would have a Material Adverse Effect on Holdings or any of its Subsidiaries and no pending litigation seeking to enjoin or prevent the transactions contemplated hereby.
(k)    Material Contracts. After giving effect to the closing, there are no Defaults or Events of Default under any material contract or agreement of Holdings or any of its Subsidiaries.
2.2    Conditions to All Borrowings. Except as otherwise expressly provided herein, no Lender or L/C Issuer shall be obligated to fund any Loan or incur any Letter of Credit Obligation, if, as of the date thereof:
(f)    any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were untrue or incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of such earlier date), and Agent or Required Lenders have determined not to make such Loan or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect;
(g)    any Default or Event of Default has occurred and is continuing or would result after giving effect to any Loan (or the incurrence of any Letter of Credit Obligation), and Agent or Required Lenders shall have determined not to make any Loan or incur any Letter of Credit Obligation as a result of that Default or Event of Default;

(h)    after giving effect to any US Revolving Loan (or the incurrence of any Letter of Credit Obligations), the aggregate outstanding amount of the US Revolving Loans would exceed the Maximum Revolving Loan Balance (except as provided in subsection 1.1(a)); or
(i)    with respect to any Borrowing of Canadian Revolving Loans, after giving effect to any Canadian Revolving Loan, (x) the aggregate outstanding amount of the Canadian Revolving Loans would exceed the lesser of (1) the Canadian Borrowing Base (as calculated pursuant to the Borrowing Base Certificate) or (2) the Canadian Revolving Loan Commitment then in effect less those Reserves imposed by Agent in its Permitted Discretion, or (y) the aggregate principal amount of all outstanding US Revolving Loans would exceed the Aggregate Revolving Loan Commitment then in effect less the sum of (i) those Reserves imposed by Agent in its Permitted Discretion, plus (ii) the Performance Reserve, plus (iii) the aggregate amount of Letter of Credit Obligations, plus (iv) the outstanding Swing Loans, plus (v) outstanding Canadian Revolving Loans.
The request by the US Borrower or the Canadian Borrower, as the case may be, and acceptance by the US Borrower or the Canadian Borrower, as the case may be, of the proceeds of any Loan or the incurrence of any Letter of Credit Obligations shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by the US Borrower or the Canadian Borrower, as the case may be, that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by each Credit Party of the granting and continuance of Agent’s Liens, on behalf of itself and the Secured Parties, pursuant to the Collateral Documents.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
The Credit Parties, jointly and severally, represent and warrant to Agent and each Lender that the following are true, correct and complete:
3.1    Corporate Existence and Power. Each Credit Party and each of their respective Subsidiaries:
(j)    is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable;
(k)    has the power and authority and all governmental licenses, authorizations, Permits (except as set forth on Schedule 3.1(b)), consents and approvals to own its assets, carry on its business and execute, deliver, and perform its obligations under, the Loan Documents to which it is a party. Schedule 3.1(b) sets forth a true, complete and correct list of all Permits, including all Permits required under Environmental Laws, held by Holdings and its Subsidiaries in connection with the ownership or operation of its business as of the Closing Date. All Permits are valid and in full force and effect and, to the knowledge of Borrowers, no Borrower nor any of its Subsidiaries is in default under or in violation of any such Permit, except for such defaults or violations which would not reasonably be expected, individually or in the aggregate, to cause a Material Adverse Effect and no suspension or cancellation of any such Permits is pending (other than pursuant to its terms) or threatened;

(l)    is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license; and
(m)    is in compliance with all Requirements of Law;
except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
3.2    Corporate Authorization; No Contravention. The execution, delivery and performance by each of the Credit Parties of this Agreement, and by each Credit Party and each of their respective Subsidiaries of any other Loan Document to which such Person is party, have been duly authorized by all necessary action, and do not and will not:
(i)    contravene the terms of any of that Person’s Organization Documents;
(ii)    conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or
(iii)    violate any Requirement of Law in any material respect.
3.3    Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party or any Subsidiary of any Credit Party of this Agreement or any other Loan Document except (a) for recordings and filings in connection with the Liens granted to Agent under the Collateral Documents and (b) those obtained or made on or prior to the Closing Date.
3.4    Binding Effect. This Agreement and each other Loan Document to which any Credit Party or any Subsidiary of any Credit Party is a party constitute the legal, valid and binding obligations of each such Person which is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
3.5    Litigation. Except as specifically disclosed in Schedule 3.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of each Credit Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against any Credit Party, any Subsidiary of any Credit Party or any of their respective Properties which:

(c)    purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby;
(d)    would reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect; or
(e)    seek an injunction or other equitable relief which would reasonably be expected to have a Material Adverse Effect.
No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. As of the Closing Date, no Credit Party or any Subsidiary of any Credit Party is the subject of an audit or, to each Credit Party’s knowledge, any review or investigation by any Governmental Authority (excluding the IRS, CRA and other taxing authorities) concerning the violation or possible violation of any Requirement of Law.
3.6    No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by any Credit Party or the grant or perfection of Agent’s Liens on the Collateral. No Credit Party and no Subsidiary of any Credit Party is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, would reasonably be expected to have a Material Adverse Effect.
3.7    Employee Matters.
(d)    Schedule 3.7 sets forth, as of the Closing Date, a complete and correct list of, and that separately identifies, (a) all Title IV Plans, (b) all Multiemployer Plans and (c) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law so qualifies. Except for those that would not reasonably be expected to result in Liabilities in excess of $100,000 in the aggregate, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, (y) there are no existing or pending (or to the knowledge of any Credit Party, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Credit Party incurs or otherwise has or could have an obligation or any Liability and (z) no ERISA Event is reasonably expected to occur. On the Closing Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding.
(e)    As of the Closing Date, except as set forth in Schedule 3.7, (i) none of the Credit Parties or their subsidiaries maintain or contribute to any Canadian Benefit Plans and Canadian Pension Plans; (ii) the Canadian Pension Plans are duly registered under all applicable laws which require registration and to the knowledge of the applicable Credit Party no event has occurred which is reasonably likely to cause the loss of such registered status; (iii) all material obligations of each Canadian Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion; (iv) there have been no improper withdrawals or applications of the assets of the Canadian Pension Plans or the Canadian Benefit Plans; (v) to the knowledge of the applicable Credit Party, there are no outstanding material disputes concerning the assets held under the funding agreements for the Canadian Pension Plans or the Canadian Benefit Plans; (vi) no promises of benefit improvements under the Canadian Pension Plans or the Canadian Benefit Plans have been made except where such improvement could not have a Material Adverse Effect; (vii) all contributions or premiums required to be made or paid by any Canadian Credit Party to the Canadian Pension Plans or the Canadian Benefit Plans have been made or paid in a timely fashion in accordance in all material respects with the terms of such plans and all applicable laws; (viii) all employee contributions to the Canadian Pension Plans or the Canadian Benefit Plans by way of authorized payroll deduction or otherwise have in all material respects been properly withheld or collected by and fully paid into such plans in a timely manner; (ix) the pension fund under each Canadian Pension Plan is exempt from the payment of any income tax and there are no taxes, penalties or interest owing in respect of any such pension fund; (x) all material reports and disclosures relating to the Canadian Pension Plans required by such plans and any applicable laws to be filed or distributed have been filed or distributed in a timely manner; and (xi) there are no Canadian Pension Plans which constitute defined benefit plans.
3.8    Use of Proceeds; Margin Regulations. No Credit Party and no Subsidiary of any Credit Party is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Schedule 3.8 contains a description of the Credit Parties’ sources and uses of funds on the Closing Date, including Loans and Letters of Credit made or issued on the Closing Date and a funds flow memorandum detailing how funds from each source are to be transferred to particular uses. Proceeds of the Loans shall not be used for the purpose of purchasing or carrying Margin Stock. As of the Closing Date, except as set forth on Schedule 3.8, no Credit Party and no Subsidiary of any Credit Party owns any Margin Stock.
3.9    Ownership of Property; Liens. As of the Closing Date, the Real Estate listed in Schedule 3.9 constitutes all of the Real Estate of each Credit Party and each of their respective Subsidiaries. Schedule 3.9 sets forth with respect to the Real Estate leased by each Credit Party or any Subsidiary thereof, a description of the location, by state and street address of such Real Estate, the name of the landlord and date of the lease agreement. Each of the Credit Parties and each of their respective Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all Real Estate, and good and valid title to all owned personal property and valid leasehold interests in all leased personal property, in each instance, necessary or used in the ordinary conduct of their respective businesses. As of the Closing Date, none of the Real Estate of any Credit Party or any Subsidiary of any Credit Party is subject to any Liens other than Permitted Liens. As of the Closing Date, Schedule 3.9 also describes any purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate. As of the Closing Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.
3.10    Taxes. All federal, provincial, territorial, state, local and foreign income and franchise and other material tax returns, reports and statements (collectively, the “Tax Returns”)

required to be filed by any Tax Affiliate have been filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all material respects, and all taxes, assessments and other governmental charges and impositions reflected therein or otherwise due and payable have been paid prior to the date on which any Liability may be added thereto for non-payment thereof except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP. As of the Closing Date, no Tax Return is under audit or examination by any Governmental Authority, and no notice of any audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority. Proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the tax, Canadian Pension Plan, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities. No Tax Affiliate has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or has been a member of an affiliated, combined or unitary group other than the group of which a Tax Affiliate is the common parent.
3.11    Financial Condition.
(c)    The audited consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of December 31, 2011, and the related audited consolidated and consolidating statements of income, shareholders’ equity and cash flows for such period then ended are complete and correct and fairly present, in all material respects, in accordance with GAAP, the financial position, and results of operations of Holdings and its Subsidiaries as of such date.
(d)    The unaudited consolidated and consolidating balance sheets of Holdings and its Subsidiaries as of December 31, 2012, and the related consolidated and consolidating statements of income and shareholders’ equity and consolidated statement of cash flows for such period then ended are complete and correct and fairly present, in all material respects, in accordance with GAAP, the financial position, and results of operations of Holdings and its Subsidiaries as of such date, subject to normal year-end adjustments and the absence of footnote disclosures.
(e)    Since December 31, 2012, there has been no change, development, or event that has or would reasonably be expected to have a Material Adverse Effect on the operations, business, properties, prospects or condition (financial or otherwise) of Holdings and its Subsidiaries, taken as a whole.
(f)    The Credit Parties and their Subsidiaries have no Indebtedness other than Indebtedness permitted pursuant to Section 5.5 and have no Contingent Obligations other than Contingent Obligations permitted pursuant to Section 5.9.
(g)    All financial performance projections delivered to Agent, including the financial performance projections delivered to Agent prior to the Closing Date and attached hereto as Schedule 3.11(e), represent the Borrowers’ best good faith estimate of future financial performance and are based on assumptions believed by the Borrowers to be fair and reasonable in light of current market conditions, it being acknowledged and agreed by Agent and Lenders that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such projections may differ from the projected results.
3.12    Environmental Matters. Except as set forth in Schedule 3.12, and except where any failures to comply would not reasonably be expected to result in, either individually or in the aggregate, Material Environmental Liabilities to the Credit Parties and their Subsidiaries, (a) the operations of each Credit Party and each Subsidiary of each Credit Party are and have been in compliance with all applicable Environmental Laws, including obtaining, maintaining and complying with all Permits required by any applicable Environmental Law, (b) no Credit Party and no Subsidiary of any Credit Party is party to, and no Credit Party and no Subsidiary of any Credit Party and no Real Estate currently (or to the knowledge of any Credit Party previously) owned, leased, subleased, operated or otherwise occupied by or for any such Person is subject to or the subject of, any Contractual Obligation or any pending (or, to the knowledge of any Credit Party, threatened) order, action, investigation, suit, proceeding, audit, claim, demand, dispute or notice of violation or of potential liability or similar notice relating in any manner to any Environmental Law, (c) no Lien in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities has attached to any Property of any Credit Party or any Subsidiary of any Credit Party and, to the knowledge of any Credit Party, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such Property, (d) no Credit Party and no Subsidiary of any Credit Party has caused or suffered to occur a Release of Hazardous Materials at, to or from any Real Estate, (e) all Real Estate currently (or to the knowledge of any Credit Party previously) owned, leased, subleased, operated or otherwise occupied by or for any such Credit Party and each Subsidiary of each Credit Party is free of contamination by any Hazardous Materials, and (f) no Credit Party and no Subsidiary of any Credit Party (i) is or has been engaged in, or has permitted any current or former tenant to engage in, operations in violation of any Environmental Law or (ii) knows of any facts, circumstances or conditions reasonably constituting notice of a violation of any Environmental Law, including receipt of any information request or notice of potential responsibility under the Comprehensive Environmental Response, Compensation and Liability Act.
3.13    Regulated Entities. None of any Credit Party, any Person controlling any Credit Party, or any Subsidiary of any Credit Party, is (a) an “investment company” within the meaning of the Investment Company Act of 1940 or (b) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute, rule or regulation limiting its ability to incur Indebtedness, pledge its assets or perform its obligations under the Loan Documents.
3.14    Solvency. Both before and after giving effect to (a) the Loans made and Letters of Credit Issued on or prior to the date this representation and warranty is made or remade, (b) the disbursement of the proceeds of such Loans to or as directed by the relevant Borrower and (c) the payment and accrual of all transaction costs in connection with the foregoing, both the Credit Parties taken as a whole, and each Borrower individually, are Solvent.
3.15    Labor Relations. There are no strikes, work stoppages, slowdowns or lockouts existing, pending (or, to the knowledge of any Credit Party, threatened) against or involving any

Credit Party or any Subsidiary of any Credit Party, except for those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 3.15, as of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Credit Party or any Subsidiary of any Credit Party, (b) no petition for certification or election of any such representative is existing or pending with respect to any employee of any Credit Party or any Subsidiary of any Credit Party and (c) no such representative has sought certification or recognition with respect to any employee of any Credit Party or any Subsidiary of any Credit Party.
3.16    Intellectual Property. Schedule 3.16 sets forth a true and complete list of the following Intellectual Property each Credit Party owns, licenses or otherwise has the right to use: (a) Intellectual Property that is registered or subject to applications for registration, (b) Internet Domain Names and (c) material Intellectual Property and material Software, separately identifying that owned and licensed to such Credit Party and including for each of the foregoing items (i) the owner, (ii) the title, (ii) the jurisdiction in which such item has been registered or otherwise arises or in which an application for registration has been filed, (iv) as applicable, the registration or application number and registration or application date and (v) any IP Licenses or other rights (including franchises) granted by such Credit Party with respect thereto. Each Credit Party and each Subsidiary of each Credit Party owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Credit Party, (A) the conduct and operations of the businesses of each Credit Party and each Subsidiary of each Credit Party does not infringe, misappropriate, dilute, violate or otherwise impair any Intellectual Property owned by any other Person and (B) no other Person has contested any right, title or interest of any Credit Party or any Subsidiary of any Credit Party in, or relating to, any Intellectual Property, other than, in each case, as cannot reasonably be expected to affect the Loan Documents and the transactions contemplated therein and would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
3.17    Brokers’ Fees; Transaction Fees. None of the Credit Parties or any of their respective Subsidiaries has any obligation to any Person in respect of any finder’s, broker’s or investment banker’s fee in connection with the transactions contemplated hereby.
3.18    Insurance. Schedule 3.18 lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each Credit Party, including issuers, coverages and deductibles. Each of the Credit Parties and each of their respective Subsidiaries and their respective Properties are insured with financially sound and reputable insurance companies which are not Affiliates of any Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses of the same size and character as the business of the Credit Parties and, to the extent relevant, owning similar Properties in localities where such Person operates.
3.19    Ventures, Subsidiaries and Affiliates; Outstanding Stock. Except as set forth in Schedule 3.19, as of the Closing Date, no Credit Party and no Subsidiary of any Credit Party (a)

has any Subsidiaries, or (b) is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All issued and outstanding Stock and Stock Equivalents of each of the Credit Parties and each of their respective Subsidiaries are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than, with respect to the Stock and Stock Equivalents of each Borrower and each of its Subsidiaries, those in favor of Agent, for the benefit of the Secured Parties. All such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. All of the issued and outstanding Stock of each Credit Party (other than Holdings), each Subsidiary of each Credit Party and, as of the Closing Date, Holdings is owned by each of the Persons and in the amounts set forth in Schedule 3.19. Except as set forth in Schedule 3.19, there are no pre-emptive or other outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Credit Party may be required to issue, sell, repurchase or redeem any of its Stock or Stock Equivalents or any Stock or Stock Equivalents of its Subsidiaries. Set forth in Schedule 3.19 is a true and complete organizational chart of Holdings and all of its Subsidiaries, which the Credit Parties shall update upon notice to Agent promptly following the incorporation, organization or formation of any Subsidiary and promptly following the completion of any Permitted Acquisition.
3.20    Jurisdiction of Organization; Chief Executive Office. Schedule 3.20 lists each Credit Party’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Credit Party’s chief executive office or sole place of business, in each case as of the date hereof, and such Schedule 3.20 also lists all jurisdictions of organization and legal names of such Credit Party for the five years preceding the Closing Date.
3.21    Locations of Inventory, Equipment and Books and Records. Each Credit Party’s Inventory and Equipment (other than Inventory or Equipment in transit) and books and records concerning the Collateral are kept at the locations listed in Schedule 3.21 (which Schedule 3.21 shall be promptly updated by the Credit Parties upon notice to Agent as permanent Collateral locations change).
3.22    Deposit Accounts and Other Accounts. Schedule 3.22 lists all banks and other financial institutions at which any Credit Party maintains deposit or other accounts as of the Closing Date, and such Schedule correctly identifies the name of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.
3.23    Government Contracts. Except as set forth in Schedule 3.23, as of the Closing Date, no Credit Party is a party to any contract or agreement with any Governmental Authority and no Credit Party’s Accounts are subject to the Federal Assignment of Claims Act (31 U.S.C. Section 3727), Financial Administration Act (Ontario) or any similar state, provincial, territorial or local law.
3.24    Customer and Trade Relations. As of the Closing Date, there exists no actual or, to the knowledge of any Credit Party, threatened termination or cancellation of, or any material adverse modification or change in (a) the business relationship of any Credit Party with any customer or group of customers whose purchases during the preceding 12 calendar months caused them to be ranked among the ten largest customers of such Credit Party or (b) the business relationship of any Credit Party with any supplier essential to its operations.
3.25    Bonding. Except as set forth in Schedule 3.25, as of the Closing Date, no Credit Party is a party to or bound by any surety bond agreement, indemnification agreement therefor or bonding requirement with respect to products or services sold by it.
3.26    Status of Holdings. As of the Closing Date, Holdings has not engaged in any business activities and does not own any Property other than (i) its ownership of the Stock and Stock Equivalents of the US Borrower, (ii) activities and contractual rights incidental to maintenance of its corporate existence and (iii) performance of its obligations under the Loan Documents to which it is a party.
3.27    Full Disclosure. None of the representations or warranties made by any Credit Party or any of their Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any Credit Party or any of their Subsidiaries in connection with the Loan Documents (including the offering and disclosure materials, if any, delivered by or on behalf of any Credit Party to Agent or the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.
3.28    Foreign Assets Control Regulations and Anti-Money Laundering. Each Credit Party and each Subsidiary of each Credit Party is and will remain in compliance in all material respects with all U.S. and Canadian economic sanctions laws, Executive Orders and implementing regulations as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Criminal Code (Canada), and all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to any of the foregoing. No Credit Party and no Subsidiary or Affiliate of a Credit Party (i) is a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions, (ii) is a Person designated by the Canadian government on any list set out in the United Nations Al-Qaida and Taliban Regulations, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism or the Criminal Code (collectively, the “Terrorist Lists”) with which a Canadian Person cannot deal with or otherwise engage in business transactions, (iii) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person or Canadian Person cannot deal or otherwise engage in business transactions with such Person or (iv) is controlled by (including without limitation by virtue of such person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any person or entity on the SDN List, a Terrorist List or a foreign government that is the target of U.S. or Canadian economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under U.S. law or Canadian law.

3.29    Patriot Act. The Credit Parties, each of their Subsidiaries and each of their Affiliates are in compliance with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department and any other enabling legislation or executive order relating thereto, (b) the Patriot Act and (c) other federal or state laws relating to “know your customer” and anti-money laundering rules and regulations. No part of the proceeds of any Loan will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.
3.30    Vehicles. Schedule 3.30 sets forth a complete and accurate list of all Vehicles (including all boom trucks) owned by Holdings or any of its Subsidiaries.
3.31    Equipment. Schedule 3.31 sets forth a complete and accurate list of (a) all non-titled Equipment (including, without limitation, all tower cranes, crawler cranes and rough-terrain cranes) owned by Holdings or any of Subsidiaries and held for lease or rent and (b) all non-titled Equipment (including, without limitation, all tower cranes, crawler cranes and rough-terrain cranes) held for sale and not leased by Holdings or any of its Subsidiaries. Schedule 3.31 shall list such Equipment by owner, type and include the manufacturer’s name and model information (including serial number (if any), manufacturer’s part number and the Credit Parties’ internal “item code”), the location thereof and whether such Equipment is held for sale or leases or used in service.
ARTICLE IV.
AFFIRMATIVE COVENANTS
Each Credit Party covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent indemnification Obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied:
4.1    Financial Statements. Each Credit Party shall maintain, and shall cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit the preparation of financial statements in conformity with GAAP (provided that monthly financial statements shall not be required to have footnote disclosures and are subject to normal year-end adjustments). The Borrowers shall deliver to Agent and each Lender by Electronic Transmission and in detail reasonably satisfactory to Agent and the Required Lenders:
(e)    as soon as available, but not later than ninety (90) days after the end of each Fiscal Year, a copy of the audited consolidated and consolidating balance sheets of Holdings and each of its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, and accompanied by the report of any “Big Four”, Grant Thorton LLP or other nationally-recognized independent certified public accounting firm reasonably acceptable to Agent which report shall (i) contain an unqualified opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status;
(f)    as soon as available, but not later than forty-five (45) days after the end of each Fiscal Quarter, a copy of the unaudited consolidated and consolidating balance sheets of Holdings and each of its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated and consolidating statements of income or operations, shareholders’ equity and cash flows as of the end of such Fiscal Quarter and for the portion of the Fiscal Year then ended, all certified on behalf of Holdings by an appropriate Responsible Officer of Holdings as being complete and correct and fairly presenting, in all material respects, in accordance with GAAP, the financial position and the results of operations of Holdings and its Subsidiaries, subject to normal year-end adjustments and absence of footnote disclosures; and
(g)    as soon as available, but not later than thirty (30) days after the end of each fiscal month of each Fiscal Year, a copy of the unaudited consolidated and consolidating balance sheets of Holdings and each of its Subsidiaries, and the related consolidated and consolidating statements of income, shareholders’ equity and cash flows as of the end of such fiscal month and for the portion of the Fiscal Year then ended, all certified on behalf of Holdings by an appropriate Responsible Officer of Holdings as being complete and correct and fairly presenting, in all material respects, in accordance with GAAP, the financial position and the results of operations of Holdings and its Subsidiaries, subject to normal year-end adjustments and absence of footnote disclosures.
4.2    Appraisals; Certificates; Other Information. The Borrowers shall furnish to Agent and each Lender by Electronic Transmission:
(e)    together with each delivery of financial statements pursuant to subsections 4.1(a), 4.1(b) and 4.1(c), (i) a management discussion and analysis report, in reasonable detail, signed by the chief financial officer of Holdings, describing the operations and financial condition of the Credit Parties and their Subsidiaries (x) in the case of monthly financial statements, for the fiscal month and the portion of the Fiscal Year then ended, (y) in the case of quarterly financial statements, the Fiscal Quarter and the portion of the Fiscal Year then ended, or (z) in the case of annual financial statements, for the Fiscal Year then ended, and (ii) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent projections for the current Fiscal Year delivered pursuant to subsection 4.2(k) and discussing the reasons for any significant variations;
(f)    concurrently with the delivery of the financial statements referred to in subsections 4.1(a), 4.1(b) and 4.1(c) above, a fully and properly completed Compliance Certificate in the form of Exhibit 4.2(b), certified on behalf of Holdings by a Responsible Officer of Holdings;
(g)    promptly after the same are sent, copies of all financial statements and reports which any Credit Party sends to its shareholders or other equity holders, as applicable, generally and promptly after the same are filed, copies of all financial statements and regular, periodic or special reports which such Person may make to, or file with, the Securities and Exchange Commission or any successor or similar Governmental Authority;

(h)    as soon as available and in any event (i) within twelve (12) Business Days after the end of each calendar month, and (ii) at such other times as Agent may reasonably require, a Borrowing Base Certificate, certified on behalf of the US Borrower by a Responsible Officer of the US Borrower and certified on behalf of the Canadian Borrower by a Responsible Officer of the Canadian Borrower, setting forth the US Borrowing Base of the US Borrower and the Canadian Borrowing Base of the Canadian Borrower as at the end of the most-recently ended fiscal week together with calculations in reasonable detail of the US Liquidity Reserve and the Canadian Liquidity Reserve as of the date of such Borrowing Base Certificate (provided that the portion of the US Borrowing Base or Canadian Borrowing Base, as the case may be, consisting of US Eligible Inventory or Canadian Eligible Inventory, as the case may be, set forth in any US Borrowing Base or Canadian Borrowing Base, as the case may be, delivered pursuant to the foregoing clause (i) shall only be updated on a monthly basis) or month, as applicable, or as at such other date as Agent may reasonably require; provided that if at any time the Credit Parties fail to maintain a minimum Adjusted Availability of $8,000,000 or more (each, a “Triggering Event”) such Borrowing Base Certificate (including the portion of the US Borrowing Base consisting of US Eligible Inventory and of the Canadian Borrowing Base consisting of Canadian Eligible Inventory, each to be updated on a weekly basis) shall be delivered not later than Wednesday following the end of each calendar week, until the thirtieth day following the date on which such Triggering Event is no longer continuing; provided further that no such delivery shall be required for any calendar week containing a United States federal holiday;
(i)    within twelve (12) Business Days after the end of each calendar month, a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(j)    concurrently with the delivery of the Borrowing Base Certificate, a monthly trial balance showing Accounts outstanding aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(k)    concurrently with the delivery of the Borrowing Base Certificate, an aging of accounts payable accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(l)    on a weekly basis or at such more frequent intervals as Agent may request from time to time (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), collateral reports, including all additions and reductions (cash and non-cash) with respect to Accounts of the Credit Parties in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion each of which shall be prepared by the Borrowers as of the last day of the immediately preceding week or the date 2 days prior to the date of any request;
(m)    to Agent, at the time of delivery of each of the monthly financial statements delivered pursuant to subsection 4.1(c);

(iii)    a reconciliation of the most recent Borrowing Base Certificate, general ledger and month-end accounts receivable aging (x) of the US Borrower to the US Borrower’s general ledger and monthly financial statements delivered pursuant to subsection 4.1(c) and (y) of the Canadian Borrower to the Canadian Borrower’s general ledger and monthly financial statements delivered pursuant to subsection 4.1(c), in each case, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(iv)    a reconciliation of the perpetual inventory by location to the US Borrower’s and the Canadian Borrower’s most recent Borrowing Base Certificate, general ledger and monthly financial statements delivered pursuant to subsection 4.1(c), in each case, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(v)    a reconciliation of the accounts payable aging to the US Borrower’s and the Canadian Borrower’s general ledger and monthly financial statements delivered pursuant to subsection 4.1(c), in each case, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(vi)    a reconciliation of the accounts receivable aging to the US Borrower’s and the Canadian Borrower’s general ledger and monthly financial statements delivered pursuant to subsection 4.1(c), in each case, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;
(vii)    a reconciliation of the outstanding Loans as set forth in the monthly loan account statement provided by Agent to the US Borrower’s and the Canadian Borrower’s general ledger and monthly financial statements delivered pursuant to subsection 4.1(c), in each case, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and
(viii)    a schedule of forward signed purchase orders for new equipment, which shall include the cost and estimated delivery date of such new equipment.
(n)    at the time of delivery of each of the quarterly or annual financial statements delivered pursuant to Section 4.1, (i) a listing of government contracts of the US Borrower and the Canadian Borrower subject to the Federal Assignment of Claims Act of 1940, Financial Administration Act (Canada), or any similar state or municipal law; and (ii) a list of any applications for the registration of any Patent, Trademark, Copyright or Design filed by any Credit Party with the United States Patent and Trademark Office, the United States Copyright Office, the CIPO or any similar office or agency in each case entered into or filed in the prior Fiscal Quarter;
(o)    with respect to each Fiscal Year, as soon as available and in any event no later than 15 days prior to the last day of each Fiscal Year of Holdings, projections of the Credit Parties (and their Subsidiaries’) consolidated and consolidating financial performance for the forthcoming three Fiscal Years on a year by year basis, and for the forthcoming Fiscal Year on a month by month basis;

(p)    promptly upon receipt thereof, copies of any reports submitted by each Borrower’s certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or internal control systems of any Credit Party made by such accountants, including any comment letters submitted by such accountants to management of any Credit Party in connection with their services;
(q)    upon Agent’s request from time to time, the Credit Parties shall permit and enable Agent to obtain appraisals in form and substance and from appraisers reasonably satisfactory to Agent stating (i) the then Net Orderly Liquidation Value, or such other value as determined by Agent, of all or any portion of the Inventory and/or Equipment of any Credit Party or any Subsidiary of any Credit Party and (ii) the fair market value, or such other value as determined by Agent (for example, replacement cost for purposes of Flood Insurance), of any Real Estate of any Credit Party or any Subsidiary of any Credit Party, including any appraisal required to comply with FIRREA; provided, that notwithstanding any provision herein to the contrary, the Credit Parties shall only be obligated to reimburse Agent for the expenses of such appraisals occurring twice per year or more frequently so long as an Event of Default has occurred and is continuing; and
(r)    promptly, such additional business, financial, corporate affairs, perfection certificates and other information as Agent may from time to time reasonably request.
(s)    concurrently with the delivery of the financial statements referred to in subsection 4.1(c), (i) an updated Schedule 3.31 (which Schedule shall include the information required by Section 3.31) or confirmation that there has been no change in such information since Schedule 3.31 delivered on the Closing Date or the date of the most recent Schedule 3.31 delivered pursuant to this clause (o), certified on behalf of Holdings by a Responsible Officer of Holdings, (ii) an updated Schedule 3.1(b) (which Schedule shall include the information required by Section 3.1(b)) or confirmation that there has been no change in such information since Schedule 3.1(b) delivered on the Closing Date or the date of the most recent Schedule 3.1(b) delivered pursuant to this clause (o) and (iii) a list of all Equipment and/or Inventory owned by any US Credit Party that was moved to any location of, or transferred to, any Canadian Credit Party during the fiscal month then ended;
(t)    within ten (10) Business Days after the end of each calendar month and at such times as the Agent may reasonably require, a fleet performance report, which shall include, but not be limited to, pricing, Equipment utilization and lease rates, in a form to be agreed upon by the Agent and the Borrowers;
(u)    no later than thirty (30) days after the end of each Fiscal Quarter, a certificate of a Responsible Officer of each Borrower setting forth in reasonable detail any Margin Stock owned by each Credit Party and each Subsidiary of each Credit Party as of the last day of such Fiscal Quarter; and
(v)    a cash flow forecast for the following thirteen weeks (including a reconciliation of actual vs. the prior forecast) on the last Business Day of each fiscal week until the date on which the Modified Fixed Charge Coverage Ratio exceeds 1.20 to 1.00 on the last day of each fiscal month for three (3) consecutive fiscal months. “Modified Fixed Charge Coverage Ratio”

shall be measured on the last day of each fiscal month for the twelve fiscal month period then ended and shall be calculated in the manner set forth in Exhibit 4.2(b).
4.3    Notices. The Borrowers shall notify promptly Agent and each Lender of each of the following (and in no event later than three (3) Business Days after a Responsible Officer becomes aware thereof):
(d)    the occurrence or existence of any Default or Event of Default, or any event or circumstance that foreseeably will become a Default or Event of Default;
(e)    any breach or non-performance of, or any default under, any Contractual Obligation of any Credit Party or any Subsidiary of any Credit Party, or any violation of, or non-compliance with, any Requirement of Law, which would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, including a description of such breach, non-performance, default, violation or non-compliance and the steps, if any, such Person has taken, is taking or proposes to take in respect thereof;
(f)    any dispute, litigation, investigation, proceeding or suspension which may exist at any time between any Credit Party or any Subsidiary of any Credit Party and any Governmental Authority which would reasonably be expected to result, either individually or in the aggregate, in Liabilities in excess of $250,000;
(g)    the commencement of, or any material development in, any litigation or proceeding affecting any Credit Party or any Subsidiary of any Credit Party (i) in which the amount of damages claimed is $250,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Loan Document;
(h)    (i) the receipt by any Credit Party of any notice of violation of or potential liability or similar notice under Environmental Law, (ii)(A) unpermitted Releases, (B) the existence of any condition that could reasonably be expected to result in violations of or Liabilities under, any Environmental Law or (C) the commencement of, or any material change to, any action, investigation, suit, proceeding, audit, claim, demand, dispute alleging a violation of or Liability under any Environmental Law which in the case of clauses (A), (B) and (C) above, in the aggregate for all such clauses, would reasonably be expected to result in Material Environmental Liabilities, (iii) the receipt by any Credit Party of notification that any Property of any Credit Party is subject to any Lien in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities and (iv) any proposed acquisition or lease of Real Estate, if such acquisition or lease would have a reasonable likelihood of resulting in Material Environmental Liabilities;
(i)    (i) on or prior to any filing by any ERISA Affiliate of any notice of any reportable event under Section 4043 of ERISA, or intent to terminate any Title IV Plan, a copy of such notice (ii) promptly, and in any event within ten (10) days, after any officer of any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice describing such waiver request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto, (iii) promptly, and in any event within ten (10) days after any officer of any ERISA Affiliate knows or has reason to know that an ERISA Event will or has occurred, a notice describing such ERISA Event, and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notices received from or filed with the PBGC, IRS, Multiemployer Plan or other Benefit Plan pertaining thereto, (iv) promptly after receipt thereof, a copy of any direction, order, notice, ruling or opinion that any Credit Party may receive from any applicable Governmental Authority with respect to any Canadian Pension Plan; and (v) notification within 30 days of any increases having a cost to one or more of the Credit Parties in excess of $250,000 per annum in the aggregate, in the benefits of any existing Canadian Pension Plan or Canadian Benefit Plan, in the establishment of any new Canadian Pension Plan or Canadian Benefit Plan, or in the commencement of contributions to any such plan to which any Credit Party was not previously required to contribute;
(j)    any Material Adverse Effect subsequent to the date of the most recent audited financial statements delivered to Agent and Lenders pursuant to this Agreement;
(k)    any material change in accounting policies or financial reporting practices by any Credit Party or any Subsidiary of any Credit Party;
(l)    any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving any Credit Party or any Subsidiary of any Credit Party if the same would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;
(m)    the creation, establishment or acquisition of any Subsidiary or the issuance by or to any Credit Party of any Stock or Stock Equivalent (other than issuances by Holdings of Stock or Stock Equivalents not requiring a mandatory prepayment hereunder); and
(n)    (i) the creation, or filing with the IRS, the CRA or any other Governmental Authority, of any Contractual Obligation or other document extending, or having the effect of extending, the period for assessment or collection of any income or franchise or other material taxes with respect to any Tax Affiliate and (ii) the creation of any Contractual Obligation of any Tax Affiliate, or the receipt of any request directed to any Tax Affiliate, to make any material adjustment under the ITA or Section 481(a) of the Code, by reason of a change in accounting method or otherwise.
Each notice pursuant to this Section 4.3 shall be in electronic form accompanied by a statement by a Responsible Officer of each of the Borrowers setting forth details of the occurrence referred to therein, and stating what action the Borrowers or other Person proposes to take with respect thereto and at what time. Each notice under subsection 4.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been breached or violated.
4.4    Preservation of Corporate Existence, Etc. Each Credit Party shall, and shall cause each of its Subsidiaries to:

(f)    preserve and maintain in full force and effect its organizational existence and good standing under the laws of its jurisdiction of incorporation, organization or formation, as applicable, except, with respect to the US Borrower’s Subsidiaries, in connection with transactions permitted by Section 5.3;
(g)    preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by Section 5.3 and sales of assets permitted by Section 5.2 and except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;
(h)    use its commercially reasonable efforts, in the Ordinary Course of Business, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having material business relations with it;
(i)    preserve or renew all of its registered Trademarks, trade names and service marks, the non-preservation of which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and
(j)    conduct its business and affairs without infringement of or interference with any Intellectual Property of any other Person in any material respect and shall comply in all material respects with the terms of its IP Licenses.
4.5    Maintenance of Property. Each Credit Party shall maintain, and shall cause each of its Subsidiaries to maintain, and preserve all its Property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and shall make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
4.6    Insurance.
(f)    Each Credit Party shall, and shall cause each of its Subsidiaries to, (i) maintain or cause to be maintained in full force and effect all policies of insurance of any kind with respect to the Property and businesses of the Credit Parties and such Subsidiaries (including policies of life, fire, theft, product liability, public liability, Flood Insurance, property damage, other casualty, employee fidelity, workers’ compensation, business interruption and employee health and welfare insurance) with financially sound and reputable insurance companies or associations (in each case that are not Affiliates of Holdings) of a nature and providing such coverage as is sufficient and as is customarily carried by businesses of the size and character of the business of the Credit Parties and (ii) cause all such insurance relating to any Property or business of any Credit Party to name Agent as additional insured or lenders loss payee as agent for the applicable Lenders, as appropriate. All policies of insurance on real and personal Property of the Credit Parties will contain an endorsement, in form and substance acceptable to Agent, showing loss payable to Agent (Form CP 1218 or equivalent and naming Agent as lenders loss payee as agent for the applicable Lenders) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Agent, will provide that the insurance companies will give Agent at least

30 days’ prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of the Credit Parties or any other Person shall affect the right of Agent to recover under such policy or policies of insurance in case of loss or damage. Each Credit Party shall direct all present and future insurers under its “All Risk” policies of property insurance to pay all proceeds payable thereunder directly to Agent. If any insurance proceeds are paid by check, draft or other instrument payable to any Credit Party and Agent jointly, Agent may endorse such Credit Party’s name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent reserves the right at any time, upon review of each Credit Party’s risk profile, to require additional forms and limits of insurance. Notwithstanding the requirement in subsection (i) above, Federal Flood Insurance shall not be required for (x) Real Estate not located in a Special Flood Hazard Area, or (y) Real Estate located in a Special Flood Hazard Area in a community that does not participate in the National Flood Insurance Program.
(g)    Unless the Credit Parties provide Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at the Credit Parties’ expense to protect Agent’s and Lenders’ interests in the Credit Parties’ and their Subsidiaries’ properties. This insurance may, but need not, protect the Credit Parties’ and their Subsidiaries’ interests. The coverage that Agent purchases may not pay any claim that any Credit Party or any Subsidiary of any Credit Party makes or any claim that is made against such Credit Party or any Subsidiary in connection with said Property. The applicable Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that there has been obtained insurance as required by this Agreement. If Agent purchases insurance, the Credit Parties will be responsible for the costs of that insurance, including interest and any other charges Agent may impose in connection with the placement of insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance shall be added to the applicable Obligations. The costs of the insurance may be more than the cost of insurance the applicable Borrower may be able to obtain on its own.
(h)    The Credit Parties appoint Agent as their attorney-in-fact to settle or adjust all property damage claims under its casualty insurance policies; provided, that such power of attorney shall only be exercised so long as an Event of Default has occurred and is continuing or if the claim exceeds $1,000,000. Agent shall have no duty to exercise such power of attorney, but may do so at its discretion.
4.7    Payment of Obligations. Each Credit Party shall, and shall cause each of its Subsidiaries to, pay, discharge and perform as the same shall become due and payable or required to be performed, all their respective obligations and liabilities, including:
(e)    all tax liabilities, assessments and governmental charges or levies upon it or its Property, unless (i) the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the filing or enforcement of any Lien and for which adequate reserves in accordance with GAAP are being maintained by such Person; and (ii) the aggregate Liabilities secured by such Lien do not exceed $250,000.
(f)    all lawful claims which, if unpaid, would by law become a Lien upon its Property unless the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the imposition or enforcement of any Lien and for which adequate reserves in accordance with GAAP are being maintained by such Person;
(g)    all Indebtedness, as and when due and payable, but subject to any subordination provisions contained herein, in any other Loan Documents and/or in any instrument or agreement evidencing such Indebtedness;
(h)    the performance of all obligations under any Contractual Obligation to such Credit Party or any of its Subsidiaries is bound, or to which it or any of its Property is subject, except where the failure to perform would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and
(i)    payments to the extent necessary to avoid the imposition of a Lien with respect to, or the involuntary termination of any underfunded Benefit Plan or Canadian Benefit Plan.
4.8    Compliance with Laws. Each Credit Party shall, and shall cause each of its Subsidiaries to, comply with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except where the failure to comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
4.9    Inspection of Property and Books and Records. Each Credit Party shall maintain and shall cause each of its Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Person. Each Credit Party shall, and shall cause each of its Subsidiaries to, with respect to each owned, leased, or controlled Property, during normal business hours and upon reasonable advance notice (unless an Event of Default shall have occurred and be continuing, in which event no notice shall be required and Agent shall have access at any and all times during the continuance thereof): (a) provide access to such property to Agent and any of its Related Persons, as frequently as Agent determines to be appropriate; and (b) permit Agent and any of its Related Persons to conduct field examinations, audit, inspect and make extracts and copies (or take originals if reasonably necessary) from all of such Credit Party’s books and records, and evaluate and make physical verifications of the Inventory and other Collateral in any manner and through any medium that Agent considers advisable, in each instance, at the Credit Parties’ expense; provided the Credit Parties shall only be obligated to reimburse Agent for the expenses for four such field examinations, audits and inspections per year or more frequently if an Event of Default has occurred and is continuing. Any Lender may accompany Agent or its Related Persons in connection with any inspection at such Lender’s expense.
4.10    Use of Proceeds. Each Borrower shall use the proceeds of the Loans solely as follows: (a) to pay costs and expenses required to be paid pursuant to Section 2.1, and (b) for working capital, capital expenditures and other general corporate purposes not in contravention of any Requirement of Law and not in violation of this Agreement; provided that Canadian Borrower shall not use any proceeds of the Loans to make Restricted Payments.

4.11    Cash Management Systems. Each Credit Party (i) shall enter into, and cause each depository, securities intermediary, commodities or futures intermediary to enter into, Control Agreements providing for “full” cash dominion in the case of the US Credit Parties, or “springing” cash dominion in the case of the Canadian Credit Parties, with respect to each deposit, securities, commodity, futures or similar account maintained by such Person (other than the Credit Card Purchases Funding Account, any payroll account so long as such payroll account is a zero balance account and withholding tax, benefit and fiduciary accounts), (ii) shall establish lockboxes subject to Control Agreements and direct all Account Debtors to remit all payments directly into such lockboxes, (iii) shall cause all funds in deposit accounts of a US Credit Party to be transferred on a daily basis to a concentration account that is subject to a Control Agreement, (iv) shall not maintain cash on deposit in disbursement accounts in excess of the sum of outstanding checks and wire transfers payable from such accounts and $100,000 and (v) shall cause all payments received by them to be deposited in deposit accounts within one (1) Business Day following receipt.
4.12    Landlord Agreements; Bailee Waivers. If, after the Closing Date, any Credit Party acquires any leased Real Estate, or stores any Collateral at a warehouse, processor or coverter facility or other location, such Credit Party shall use commercially reasonable efforts to obtain a landlord agreement or bailee or mortgagee waivers, as applicable, from the applicable lessor of each leased property, bailee in possession of such Collateral or mortgagee of any owned property within thirty (30) days after the date of such acquisition or storage, which agreement shall be reasonably satisfactory in form and substance to Agent; provided that in the event that any Credit Party fails to obtain any such waiver for a location, the Agent shall have the right to establish Reserves satisfactory to the Agent for each such location unless and until the relevant Borrower subsequently obtains such waiver for such location reasonably satisfactory in form and substance to the Agent.
4.13    Further Assurances.
(a)    Each Credit Party shall ensure that all written information, exhibits and reports furnished to Agent or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.
(b)    Promptly upon request by Agent, the Credit Parties shall (and, subject to the limitations hereinafter set forth, shall cause each of their Subsidiaries to) take such additional actions and execute such documents as Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents, any of the Properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document.

(c)    Without limiting the generality of subsection 4.13(b) and except as otherwise approved in writing by Required Lenders, the US Credit Parties shall cause each of their Domestic Subsidiaries (other than Domestic Subsidiaries owned indirectly through a Foreign Subsidiary) and, to the extent no 956 Impact exists, Foreign Subsidiaries and Domestic Subsidiaries owned indirectly through a Foreign Subsidiary, to guaranty the US Obligations and to cause each such Subsidiary to grant to Agent, for the benefit of the Secured Parties, a security interest in, subject to the limitations hereinafter set forth, all of such Subsidiary’s Property to secure such guaranty of the US Obligations. Furthermore and except as otherwise approved in writing by Required Lenders, each US Credit Party shall, and shall cause each of its Domestic Subsidiaries (other than Domestic Subsidiaries owned indirectly through a Foreign Subsidiary) to, pledge all of the Stock and Stock Equivalents of each of its Domestic Subsidiaries (other than Domestic Subsidiaries owned indirectly through a Foreign Subsidiary) and First Tier Foreign Subsidiaries (provided that with respect to the Canadian Borrower or any other First Tier Foreign Subsidiary if a 956 Impact exists, such pledge shall be limited to sixty-six percent (66%) of such Foreign Subsidiary’s outstanding voting Stock and Stock Equivalents and one hundred percent (100%) of such Foreign Subsidiary’s outstanding non-voting Stock and Stock Equivalents) and to the extent no 956 Impact exists, each of its Foreign Subsidiaries to pledge all of the Stock and Stock Equivalent of each of its Subsidiaries, in each instance, to Agent, for the benefit of the Secured Parties, to secure the US Obligations. In connection with each such pledge of Stock and Stock Equivalents, the US Credit Parties shall deliver, or cause to be delivered, to Agent, irrevocable proxies and stock powers and/or assignments, as applicable, duly executed in blank. In the event any US Credit Party or any Domestic Subsidiary (other than Domestic Subsidiaries owned indirectly through a Foreign Subsidiary) or, to the extent no 956 Impact exists, any Foreign Subsidiary, or any Domestic Subsidiary owned indirectly through a Foreign Subsidiary, of any US Credit Party acquires any Real Estate, simultaneously with such acquisition, such Person shall execute and/or deliver, or cause to be executed and/or delivered, to Agent, (v) an appraisal complying with FIRREA, (w) within forty-five (45) days of receipt of notice from Agent that Real Estate is located in a Special Flood Hazard Area, Federal Flood Insurance as required by subsection 4.6(a), (x) a fully executed Mortgage, in form and substance reasonably satisfactory to Agent together with an A.L.T.A. lender’s title insurance policy issued by a title insurer reasonably satisfactory to Agent, in form and substance and in an amount reasonably satisfactory to Agent insuring that the Mortgage is a valid and enforceable first priority Lien on the respective property, free and clear of all defects, encumbrances and Liens, (y) then current A.L.T.A. surveys, certified to Agent by a licensed surveyor sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception and (z) an environmental site assessment prepared by a qualified firm reasonably acceptable to Agent, in form and substance satisfactory to Agent. A “956 Impact” will be deemed to exist to the extent the issuance of a guaranty by, grant of a Lien by, or pledge of greater than two-thirds of the voting Stock and Stock Equivalents of, a Foreign Subsidiary, would result in material incremental income tax liability as a result of the application of Section 956 of the Code, taking into account actual anticipated repatriation of funds, foreign tax credits and other relevant factors. In addition to the obligations set forth in subsections 4.6(a) and 4.13(c)(w), within forty-five (45) days after written notice from Agent to US Credit Parties that any Real Estate is located in a Special Flood Hazard Area, US Credit Parties shall satisfy the Federal Flood Insurance requirements of subsection 4.6(a).

(d)    Without limiting the generality of subsection 4.13(b) or (c) and except as otherwise approved in writing by Required Lenders, the Credit Parties shall cause each of their Subsidiaries (excluding the Canadian Borrower) to guaranty the Canadian Obligations and to cause each such Subsidiary (including the Canadian Borrower) to grant to Agent, for the benefit of the Secured Parties, a security interest in, subject to the limitations hereinafter set forth, all of such Subsidiary’s Property to secure such Subsidiary’s Canadian Obligations. Furthermore and except as otherwise approved in writing by Required Lenders, each Credit Party shall, and shall cause each of its Subsidiaries to, pledge all of the Stock and Stock Equivalents of each of its Subsidiaries to Agent, for the benefit of Agent and the Canadian Lenders, to secure the Canadian Obligations. In connection with each pledge of Stock and Stock Equivalents, the Credit Parties shall deliver, or cause to be delivered, to Agent, irrevocable proxies and stock powers and/or assignments, as applicable, duly executed in blank. In the event any Credit Party or any Subsidiary of any Credit Party acquires any Real Estate located outside of the United States, simultaneously with such acquisition, such Person shall execute and/or deliver, or cause to be executed and/or delivered, to Agent, (w) an appraisal, (x) a fully executed Mortgage, in form and substance reasonably satisfactory to Agent together with a lender’s title insurance policy issued by a title insurer reasonably satisfactory to Agent, in form and substance and in an amount reasonably satisfactory to Agent insuring that the Mortgage is a valid and enforceable first priority Lien on the respective property, free and clear of all defects, encumbrances and Liens, (y) then current surveys, certified to Agent by a licensed surveyor sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception and (z) an environmental site assessment prepared by a qualified firm reasonably acceptable to Agent, in form and substance satisfactory to Agent. If a Credit Party acquires Real Estate located in the United States, it shall provide Mortgages with respect to such Real Estate as security for the Canadian Obligations in accordance with, and otherwise comply with, the requirements set forth in subsection 4.13(c)(v), (w), (x), (y) and (z) and the last sentence of subsection 4.13(c).
4.14    Environmental Matters. Each Credit Party shall, and shall cause each of its Subsidiaries to, comply with, and maintain its Real Estate, whether owned, leased, subleased or otherwise operated or occupied, in compliance with, all applicable Environmental Laws (including by implementing any Remedial Action necessary to achieve such compliance) or that is required by orders and directives of any Governmental Authority except where the failure to comply would not reasonably be expected to, individually or in the aggregate, result in a Material Environmental Liability. Without limiting the foregoing, if an Event of Default is continuing or if Agent at any time has a reasonable basis to believe that there exist violations of Environmental Laws by any Credit Party or any Subsidiary of any Credit Party or that there exist any Environmental Liabilities, then each Credit Party shall, promptly upon receipt of request from Agent, cause the performance of, and allow Agent and its Related Persons access to such Real Estate for the purpose of conducting, such environmental audits and assessments, including subsurface sampling of soil and groundwater, and cause the preparation of such reports, in each case as Agent may from time to time reasonably request. Such audits, assessments and reports, to the extent not conducted by Agent or any of its Related Persons, shall be conducted and prepared by reputable environmental consulting firms reasonably acceptable to Agent and shall be in form and substance reasonably acceptable to Agent.

4.15    Vehicles. The Borrowers shall promptly notify Agent after any Vehicle is acquired or purchased by any Credit Party after the Closing Date and shall deliver to Agent an updated Schedule 3.30 with such new Vehicle (and in no event later than five (5) Business Days after such acquisition or purchase) and, unless otherwise consented to by the Agent in its sole discretion, the Credit Parties shall arrange for Agent’s first priority security interest to be noted on the certificate of title of such Vehicle and shall file any other necessary documentation in each jurisdiction that Agent shall deem advisable to perfect its security interests in such Vehicle.
4.16    Canadian Pension Plans and Benefit Plans.
(a)    For each existing, or hereafter adopted, Canadian Pension Plan and Canadian Benefit Plan, each Canadian Credit Party shall in a timely fashion comply with and perform in all material respects all of its obligations under and in respect of such Canadian Pension Plan or Canadian Benefit Plan, including under any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations).
(b)    All employer or employee payments, contributions or premiums required to be remitted, paid to or in respect of each Canadian Pension Plan or Canadian Benefit Plan shall be paid or remitted by each Canadian Credit Party in a timely fashion in accordance with the terms thereof, any funding agreements and all applicable laws.
(c)    the Canadian Borrower shall deliver to Agent (i) if requested by Agent, copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan as filed with any applicable Governmental Authority.
ARTICLE V.
NEGATIVE COVENANTS
Each Credit Party covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent indemnification Obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied:
5.1    Limitation on Liens. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than the following (“Permitted Liens”):
(w)    any Lien existing on the Property of a Credit Party or a Subsidiary of a Credit Party on the Closing Date and set forth in Schedule 5.1 securing Indebtedness outstanding on such date and permitted by subsection 5.5(c), including replacement Liens on the Property currently subject to such Liens securing Indebtedness permitted by subsection 5.5(c);
(x)    any Lien created under any Loan Document;

(y)    Liens for taxes, fees, assessments or other governmental charges (i) which are not past due or remain payable without penalty, or (ii) the non-payment of which is permitted by Section 4.7;
(z)    carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the Ordinary Course of Business which are not past due or remain payable without penalty or which are being contested in good faith and by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto and for which adequate reserves in accordance with GAAP are being maintained;
(aa)    Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contract, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or to secure liability to insurance carriers;
(bb)    Liens consisting of judgment or judicial attachment liens (other than for payment of taxes, assessments or other governmental charges), provided that the enforcement of such Liens is effectively stayed and all such Liens secure claims in the aggregate at any time outstanding for the Credit Parties and their Subsidiaries not exceeding $250,000;
(cc)    easements, rights-of-way, zoning and other restrictions, minor defects or other irregularities in title, and other similar encumbrances incurred in the Ordinary Course of Business which, either individually or in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere in any material respect with the ordinary conduct of the businesses of any Credit Party or any Subsidiary of any Credit Party;
(dd)    Liens on any Property acquired or held by any Credit Party or any Subsidiary of any Credit Party securing Indebtedness incurred or assumed for the purpose of financing (or refinancing) all or any part of the cost of acquiring such Property and permitted under subsection 5.5(d); provided that (i) any such Lien attaches to such Property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Lien attaches solely to the Property so acquired in such transaction and the proceeds thereof, and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such Property;
(ee)    Liens securing Capital Lease Obligations permitted under subsection 5.5(d);
(ff)    any interest or title of a lessor or sublessor under any lease permitted by this Agreement;

(gg)    non-exclusive licenses and sublicenses granted by a Credit Party and leases or subleases (by a Credit Party as lessor or sublessor) to third parties in the Ordinary Course of Business not interfering with the business of the Credit Parties or any of their Subsidiaries;
(hh)    Liens in favor of collecting banks arising by operation of law under Section 4-210 of the Uniform Commercial Code or, with respect to collecting banks located in the State of New York, under 4-208 of the Uniform Commercial Code;
(ii)    Liens (including the right of set-off) in favor of a bank or other depository institution arising as a matter of law encumbering deposits;
(jj)    Liens in favor of customs and revenue authorities arising as a matter of law which secure payment of customs duties in connection with the importation of goods in the Ordinary Course of Business;
(kk)    Liens in favor of Wells Fargo, National Association in the Credit Card Purchases Funding Account of up to $200,000 in the aggregate in such Credit Card Purchases Funding Account, securing Indebtedness permitted under subsection 5.5(h);
(ll)    Liens arising from the filing of precautionary uniform commercial code financings statements with respect to any lease permitted by this Agreement; and
(mm)    to the extent not included above, Prior Claims that are unregistered and secure amounts that are not yet due and payable.
5.2    Disposition of Assets. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property (including the Stock of any Subsidiary of any Credit Party, whether in a public or a private offering or otherwise, and accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:
(o)    (i) dispositions to any Person (other than a Canadian Credit Party or any other Affiliate of a Credit Party) of Inventory, all in the Ordinary Course of Business and (ii) the lease or rental of Equipment to any Person (other than a Canadian Credit Party or any other Affiliate of a Credit Party) in the Ordinary Course of Business;
(p)    dispositions to any Person (other than a Canadian Credit Party or any other Affiliate of a Credit Party) of Equipment (including, without limitation, dispositions of worn out, obsolete or surplus Equipment), all in the Ordinary Course of Business and for fair value (and, unless Agent has otherwise consented in writing, for cash consideration in an amount no less than the Net Orderly Liquidation Value for such Equipment); provided that such disposition is reflected in the US Borrowing Base or the Canadian Borrowing Base, as the case may be;
(q)    dispositions of Cash Equivalents;
(r)    transactions permitted under subsection 5.1(k); and

(s)    dispositions by a US Credit Party to a Canadian Credit Party of Inventory and Equipment in the Ordinary Course of Business in an aggregate amount not to exceed after the Closing Date $15,000,000 of the Net Orderly Liquidation Value of such Inventory and Equipment; provided that such sales are reflected in the US Borrowing Base and the Canadian Borrowing Base.
5.3    Consolidations and Mergers. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to (a) merge, amalgamate, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except upon not less than five (5) Business Days prior written notice to Agent, (a) any Subsidiary of the US Borrower may merge with, or dissolve or liquidate into, the US Borrower or a Wholly-Owned Subsidiary of the US Borrower which is a Domestic Subsidiary, provided that the US Borrower or such Wholly-Owned Subsidiary which is a Domestic Subsidiary shall be the continuing or surviving entity and all actions required to maintain perfected Liens on the Stock of the surviving entity and other Collateral in favor of Agent shall have been completed, and (b) any Foreign Subsidiary of the US Borrower may merge or amalgamate with or dissolve or liquidate into another Wholly-Owned Subsidiary of the US Borrower that is a Foreign Subsidiary of the Borrower provided that (i) if a First Tier Foreign Subsidiary is a constituent entity in such merger, dissolution or liquidation, such First Tier Foreign Subsidiary shall be the continuing or surviving entity and (ii) the Canadian Borrower or such Wholly-Owned Subsidiary shall be the continuing or surviving entity and all actions required to maintain perfected Liens on the Stock of the surviving entity and other Collateral in favor of Agent shall have been completed.
5.4    Acquisitions; Loans and Investments. No Credit Party shall and no Credit Party shall suffer or permit any of its Subsidiaries to (i) purchase or acquire, or make any commitment to purchase or acquire any Stock or Stock Equivalents, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary, or (ii) make or commit to make any Acquisitions, or any other acquisition of all or substantially all of the assets of another Person, or of any business or division of any Person, including without limitation, by way of merger, consolidation or other combination or (iii) make or purchase, or commit to make or purchase, any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Borrower, any Affiliate of any Borrower or any Subsidiary of any Borrower (the items described in clauses (i), (ii) and (iii) are referred to as “Investments”), except for:
(f)    Investments in cash and Cash Equivalents;
(g)    extensions of credit by Holdings to the US Borrower or by the US Borrower to any other US Credit Party (other than Holdings) or the Canadian Borrower or by the Canadian Borrower to the US Borrower; provided, that: (i) US Borrower, such US Credit Party or the Canadian Borrower shall execute and deliver to the applicable other Credit Party a note (collectively, the “Intercompany Notes”) to evidence any such intercompany Indebtedness owing by the US Borrower, such US Credit Party or the Canadian Borrower, as the case may be, to the applicable other Credit Party, which Intercompany Note shall be pledged and delivered to Agent pursuant to the Guaranty and Security Agreement as additional collateral security for the US Obligations; (ii) Holdings or the US Borrower, as the case may be, shall accurately record all intercompany transactions on its books and records; (iii) at the time any such intercompany loan or advance is made by Holdings to the US Borrower or by the US Borrower to any other US Credit Party or the Canadian Borrower, as the case may be, and after giving effect thereto, Holdings, the US Borrower or the Canadian Borrower, as the case may be, shall be Solvent; (iv) the aggregate amount of intercompany Indebtedness and other extensions of credit (other than trade payables) owing by the Canadian Borrower to the US Borrower shall not exceed $2,500,000 at any one time outstanding; and (v) trade payables owing by the Canadian Borrower to the US Borrower shall be permitted so long as such trade payables are incurred in the Ordinary Course of Business and the aggregate amount of such trade payables shall not exceed $5,000,000 at any one time outstanding.
(h)    Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to subsection 5.2(b);
(i)    Investments acquired in connection with the settlement of delinquent Accounts in the Ordinary Course of Business or in connection with the bankruptcy or reorganization of suppliers or customers;
(j)    Investments existing on the Closing Date and set forth in Schedule 5.4;
(k)    loans or advances to employees permitted under Section 5.6;
(l)    Permitted Acquisitions; and
(m)    Capital Contributions pursuant to the Capital Call Agreement.
5.5    Limitation on Indebtedness. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, create, incur, assume, permit to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:
(i)    the Obligations;
(j)    Indebtedness consisting of Contingent Obligations described in clause (a) of the definition of Indebtedness and permitted pursuant to Section 5.9;
(k)    Indebtedness existing on the Closing Date and set forth in Schedule 5.5, including Permitted Refinancings thereof;
(l)    Indebtedness consisting of Capital Lease Obligations or purchase money Indebtedness secured by Liens permitted by subsection 5.1(h) and Permitted Refinancings thereof not to exceed $10,000,000 in the aggregate at any time outstanding;
(m)    unsecured intercompany Indebtedness permitted pursuant to subsection 5.4(b);
(n)    other unsecured Indebtedness owing to Persons that are not Affiliates of the Credit Parties not exceeding $500,000 in the aggregate at any time outstanding;

(o)    Subordinated Indebtedness of Holdings owing to Essex in an aggregate outstanding amount not to exceed $5,000,000 at any time; provided, that (i) the Agent shall have received reasonable advance notice of the incurrence and/or assumption of such Subordinated Indebtedness, including a reasonably detailed description thereof, at least 15 days prior to such incurrence and/or assumption (or such later date as may be agreed by the Agent) and on or prior to the date of such incurrence and/or assumption, the Agent shall have received copies of the proposed promissory note and related Contractual Obligations and other documents and information requested by the Agent, (ii) such Subordinated Indebtedness shall be unsecured and shall have no scheduled principal payments, prepayments, redemptions or interest payments (provided that such interest shall be permitted to be paid in kind in the form of additional Subordinated Indebtedness), prior to the date which is 12 months after the date set forth in clause (a) of the definition of Revolving Termination Date and is otherwise on terms satisfactory to the Agent in its sole discretion, and (iii) as of the date of incurrence and/or assumption of such Subordinated Indebtedness and after giving effect to all transactions to occur on such date no Default or Event of Default is continuing; and
(p)    Indebtedness arising under employee purchasing credit card arrangements with Wells Fargo Bank, National Association in an aggregate amount not to exceed $200,000 at any one time outstanding.
5.6    Employee Loans and Transactions with Affiliates. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of any Borrower or of any such Subsidiary, except:
(j)    as expressly permitted by this Agreement; or
(k)    in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of such Credit Party or such Subsidiary upon fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of such Credit Party or such Subsidiary and which are disclosed in writing to Agent; provided, further, that in no event shall a Credit Party or any Subsidiary of a Credit Party perform or provide any management, consulting, administrative or similar services to or for any Person other than another Credit Party, a Subsidiary of a Credit Party or a customer who is not an Affiliate in the Ordinary Course of Business;
(l)    loans or advances to employees of the Credit Parties for travel, entertainment and relocation expenses and other ordinary business purposes in the Ordinary Course of Business not to exceed $50,000 in the aggregate outstanding at any time; and
(m)    non-cash loans or advances made by Holdings to employees of Credit Parties that are simultaneously used by such Persons to purchase Stock or Stock Equivalents of Holdings.
All such transactions existing as of the Closing Date are described in Schedule 5.6.
5.7    Compensation. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, pay any management, consulting or similar fees to any Affiliate of any Credit Party or to any officer, director or employee of any Credit Party or any Affiliate of any Credit Party except:

(g)    payment of reasonable compensation to officers and employees of the Credit Parties for actual services rendered to the Credit Parties and their Subsidiaries in the Ordinary Course of Business; and
(h)    payment of directors’ fees and reimbursement of actual out-of-pocket expenses incurred in connection with attending board of director meetings not to exceed in the aggregate, with respect to all such items, $50,000 in any Fiscal Year of the US Borrower.
5.8    Use of Proceeds. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of any Credit Party or others incurred to purchase or carry Margin Stock, or otherwise in any manner which is in contravention of any Requirement of Law or in violation of this Agreement.
5.9    Contingent Obligations. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except in respect of the Obligations and except:
(h)    endorsements for collection or deposit in the Ordinary Course of Business;
(i)    Rate Contracts entered into in the Ordinary Course of Business for bona fide hedging purposes and not for speculation with Agent’s prior written consent;
(j)    Contingent Obligations of the Credit Parties and their Subsidiaries existing as of the Closing Date and listed in Schedule 5.9, including extension and renewals thereof which do not increase the amount of such Contingent Obligations or impose materially more restrictive or adverse terms on the Credit Parties or their Subsidiaries as compared to the terms of the Contingent Obligation being renewed or extended;
(k)    Contingent Obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent title insurance policies;
(l)    Contingent Obligations arising with respect to customary indemnification obligations in favor of (i) sellers in connection with Acquisitions permitted hereunder and (ii) purchasers in connection with dispositions permitted under subsection 5.2(b);
(m)    Contingent Obligations of the US Credit Parties arising under Letters of Credit;
(n)    Contingent Obligations arising under guaranties made in the Ordinary Course of Business of obligations of any Credit Party (other than Holdings and any Canadian Credit Party), which obligations are otherwise permitted hereunder; provided that if such obligation is subordinated to the Obligations, such guaranty shall be subordinated to the same extent; and
(o)    other Contingent Obligations not exceeding $100,000 in the aggregate at any time outstanding.

5.10    Employee Matters. No ERISA Affiliate shall cause or suffer to exist (a) any event that could result in the imposition of a Lien on any asset of a Credit Party or a Subsidiary of a Credit Party with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event (or any similar event under foreign law), that would, in the aggregate, result in Liabilities in excess of $250,000. No Credit Party shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Benefit Plan or any Canadian Benefit Plan.
5.11    Restricted Payments. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any Stock or Stock Equivalent, (ii) purchase, redeem or otherwise acquire for value any Stock or Stock Equivalent now or hereafter outstanding or (iii) make any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, Subordinated Indebtedness (the items described in clauses (i), (ii) and (iii) above are referred to as “Restricted Payments”); except that (a) any Wholly-Owned Subsidiary of the US Borrower may declare and pay dividends to the US Borrower or any Wholly-Owned Subsidiary of the US Borrower, and except that Holdings may declare and make dividend payments or other distributions payable solely in its Stock or Stock Equivalents, (b) in the event Holdings and the US Borrower files a consolidated, combined, unitary or similar type income tax return with Essex, the US Borrower may make distributions to Holdings, which are immediately used by Holdings to make distributions to Essex, to permit Essex to pay federal and state income taxes then due and payable, franchise taxes and other similar licensing expenses incurred in the Ordinary Course of Business; provided, that the amount of such distribution shall be subject to the prior written approval of the Agent and shall not be greater than the amount of such taxes or expenses that would have been due and payable by Holdings and the US Borrower and its relevant Subsidiaries had Holdings and the US Borrower not filed a consolidated, combined, unitary or similar type return with Essex; provided further that in the event that Essex receives any refund with respect to such taxes Essex shall promptly make a capital contribution to Holdings (and Holdings shall promptly make a capital contribution to US Borrower) in an amount equal to the amount of such refund, and (c) US Borrower may make distributions to Holdings to enable Holdings to make distributions to Essex to reimburse Essex for reasonable, out-of-pocket expenses incurred by Essex for the direct benefit of the Credit Parties (including the Credit Parties’ allocable share of audit expenses) in an amount not to exceed $1,500,000 in the aggregate for any Fiscal Year of US Borrower; provided, that (x) no Credit Party shall be permitted to reimburse Essex for overhead costs and expenses, and (y) US Borrower shall provide Agent with supporting detail for all expenses so reimbursed in excess of $500,000 in any Fiscal Year.
5.12    Change in Business. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, engage in any line of business substantially different from those lines of business carried on by it on the Closing Date. Holdings shall not engage in any business activities or own any Property other than (i) ownership of the Stock and Stock Equivalents of the US Borrower and (ii) activities and contractual rights incidental to maintenance of its corporate existence.
5.13    Change in Structure. Except as expressly permitted under Sections 5.3 and 5.11, no Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, make any material changes in its equity capital structure, issue any Stock or Stock Equivalents, or amend any of its Organization Documents in any material respect and, in each case, in any respect adverse to Agent or Lenders.
5.14    Changes in Accounting, Name and Jurisdiction of Organization. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, (i) make any significant change in accounting treatment or reporting practices, except as required by GAAP, (ii) change the Fiscal Year or method for determining Fiscal Quarters of any Credit Party or of any consolidated Subsidiary of any Credit Party, (iii) change its name as it appears in official filings in its jurisdiction of organization or (iv) change its jurisdiction of organization, in the case of clauses (iii) and (iv), without at least twenty (20) days’ prior written notice to Agent and the acknowledgement of Agent that all actions required by Agent, including those to continue the perfection of its Liens, have been completed.
5.15    Amendments to Agreements. No Credit Party shall and no Credit Party shall permit any of its Subsidiaries to (i) amend, supplement, waive or otherwise modify any provision of the DLL Facility in a manner adverse to Agent or Lenders or which would reasonably be expected to have a Material Adverse Effect, or (ii) take or fail to take any action under the DLL Facility that would reasonably be expected to have a Material Adverse Effect.
5.16    No Negative Pledges. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Credit Party or Subsidiary to pay dividends or make any other distribution on any of such Credit Party’s or Subsidiary’s Stock or Stock Equivalents or to pay fees, including management fees, or make other payments and distributions to any Borrower or any other Credit Party. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, enter into, assume or become subject to any Contractual Obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets in favor of Agent, whether now owned or hereafter acquired except in connection with any document or instrument governing Liens permitted pursuant to subsections 5.1(h) and 5.1(i) provided that any such restriction contained therein relates only to the asset or assets subject to such permitted Liens.
5.17    OFAC; Patriot Act. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to fail to comply with the laws, regulations and executive orders referred to in Sections 3.28 and 3.29.
5.18    Sale-Leasebacks; Leases. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, engage in a sale leaseback, synthetic lease or similar transaction involving any of its assets.
5.19    Hazardous Materials. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, cause or suffer to exist any Release of any Hazardous Material at, to or from any Real Estate that would violate any Environmental Law, form the basis for any Environmental Liabilities or otherwise adversely affect the value or marketability of any Real Estate (whether or not owned by any Credit Party or any Subsidiary of any Credit Party).

5.20    Prepayments of Other Indebtedness. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than (a) the Obligations, (b) Indebtedness secured by a Permitted Lien if the asset securing such Indebtedness has been sold or otherwise disposed of in a transaction permitted hereunder, (c) a Permitted Refinancing of Indebtedness permitted under subsection 5.5(c) or (d), (d) prepayments of Indebtedness in the Ordinary Course of Business and (e) prepayment of intercompany Indebtedness to any Credit Party.
5.21    Bank Accounts. The Credit Parties shall not establish any new bank accounts without prior written notice to Agent and unless, prior to any funds being deposited into such account(s), such account is maintained by any Credit Party with a financial institution reasonably acceptable to the Agent and, unless otherwise agreed to by the Agent, is subject to an effective Control Agreement (other than any payroll account so long as such payroll account is a zero balance account and withholding tax, benefit and fiduciary accounts).
ARTICLE VI.
FINANCIAL COVENANTS
Each Credit Party covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent indemnification Obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied:
6.1    Fixed Charge Coverage Ratio. The Credit Parties shall not permit the Fixed Charge Coverage Ratio for the twelve fiscal month period then ended to be less than 1.20 to 1.00. “Fixed Charge Coverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).
In the event the Credit Parties fail to comply with the Fixed Charge Coverage Ratio for the fiscal month ending December 31, 2012 set forth in this Section 6.1 (an “FCCR Default”), the amount of any Essex Capital Contribution to Holdings required to be made pursuant to the Capital Call Agreement will be included in the calculation of Consolidated EBITDA solely for the purposes of determining compliance with such covenant at the end of such fiscal month and any subsequent period that includes such fiscal month; provided that (a) the amount of the Essex Capital Contribution included in the calculation of Consolidated EBITDA will be no greater than the amount required to cause the Credit Parties to be in compliance with the Fixed Charge Coverage Ratio for the twelve fiscal month period ending December 31, 2012 set forth in this Section 6.1, (b) all Capital Contributions will be disregarded for purposes of the calculation of Consolidated EBITDA for all other purposes, including calculating basket levels, pricing and other items governed by reference to Consolidated EBITDA), (c) no Lender shall be required to make any extension of credit hereunder prior to the Essex Capital Contribution if a FCCR Default exists and (d) no Event of Default shall occur or be deemed to have occurred as a result of any FCCR Default unless Essex shall fail to timely make the corresponding Essex Capital Contribution in compliance with the Capital Call Agreement or the amount of the Essex Capital Contribution included in the calculation of Consolidated EBITDA as provided herein would be insufficient to cause the Credit Parties to be in compliance with the Fixed Charge Coverage Ratio for the twelve fiscal month period ending December 31, 2012 set forth in this Section 6.1.
6.2    Net Capital Expenditures. The Credit Parties shall not incur, or permit to be incurred, Net Capital Expenditures in the aggregate during each Fiscal Year in excess of the maximum amount set forth below for such Fiscal Year:

FISCAL YEAR	MAXIMUM NET CAPITAL EXPENDITURES
Fiscal Year ending December 31, 2013	$3,500,000
Fiscal Year ending December 31, 2014 and each Fiscal Year thereafter	$5,000,000
6.3    Cash and Cash Equivalents of Canadian Borrower. The Canadian Borrower shall not permit the aggregate amount of its cash (without giving effect to checks and other items that remain uncleared for five days or less) and Cash Equivalents as of the last day of any calendar month to exceed the US Dollar Equivalent of $1,000,000.
ARTICLE VII.
EVENTS OF DEFAULT
7.1    Events of Default. Any of the following shall constitute an “Event of Default”:
(k)    Non-Payment. Any Credit Party fails (i) to pay when and as required to be paid herein, any amount of principal of, or interest on, any Loan, including after maturity of the Loans, or to pay any L/C Reimbursement Obligation or (ii) to pay within three (3) Business Days after the same shall become due, any fee or any other amount payable hereunder or pursuant to any other Loan Document; or
(l)    Representation or Warranty. (i) Any representation, warranty or certification by or on behalf of any Credit Party or any of its Subsidiaries made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by any such Person, or their respective Responsible Officers, furnished at any time under this Agreement, or in or under any other Loan Document, shall prove to have been incorrect in any material respect (without duplication of other materiality qualifiers contained therein) on or as of the date made or deemed made or (ii) any information contained in any Borrowing Base Certificate is untrue or incorrect in any respect (other than (A) inadvertent, immaterial errors not exceeding $100,000 in the aggregate in any Borrowing Base Certificate, (B) errors understating the US Borrowing Base or the Canadian Borrowing Base and (C) errors occurring when Availability continues to exceed $10,000,000 after giving effect to the correction of such errors); or
(m)    Specific Defaults. Any Credit Party fails to perform or observe any term, covenant or agreement contained in any of subsection 4.2(a), 4.2(b), 4.2(d), 4.3(a) or 9.10(d), Sections 4.1, 4.6, 4.9, 4.10 or 4.11 or Article V or VI; or

(n)    Other Defaults. Any Credit Party or Subsidiary of any Credit Party fails to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) the date upon which a Responsible Officer of any Credit Party becomes aware of such default and (ii) the date upon which written notice thereof is given to the US Borrower by Agent or Required Lenders; or
(o)    Cross-Default. Any Credit Party or any Subsidiary of any Credit Party (i) fails to make any payment in respect of any Indebtedness (other than the Obligations) or Contingent Obligation (other than the Obligations) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $1,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation (other than Contingent Obligations owing by one Credit Party with respect to the obligations of another Credit Party permitted hereunder or earnouts permitted hereunder), if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (without regard to any subordination terms with respect thereto), or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or
(p)    Insolvency; Voluntary Proceedings. Any Borrower, individually, ceases or fails, or the Credit Parties and their Subsidiaries on a consolidated basis, cease or fail, to be Solvent, or any Credit Party or any Subsidiary of any Credit Party: (i) generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or
(q)    Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against any Credit Party or any Subsidiary of any Credit Party, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against any such Person’s Properties with a value in excess of $250,000 individually or in the aggregate and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) any Credit Party or Subsidiary of any Credit Party admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Credit Party or any Subsidiary of any Credit Party acquiesces in the appointment of a receiver, interim receiver, receiver and manager, trustee, custodian, conservator, liquidator, mortgagee in possession

(or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or
(r)    Monetary Judgments. One or more judgments, non-interlocutory orders, decrees or arbitration awards shall be entered against any one or more of the Credit Parties or any of their respective Subsidiaries involving in the aggregate a liability of $250,000 or more (excluding amounts covered by insurance to the extent the relevant independent third party insurer has not denied coverage therefor), and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or
(s)    Non-Monetary Judgments. One or more non-monetary judgments, orders or decrees shall be rendered against any one or more of the Credit Parties or any of their respective Subsidiaries which has or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and there shall be any period of twenty (20) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
(t)    Collateral. Any material provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any Credit Party or any Subsidiary of any Credit Party party thereto or any Credit Party or any Subsidiary of any Credit Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest and/or hypothec in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected with a value in excess of $1,000,000 and first priority security interest and/or hypothec subject only to Permitted Liens; or
(u)    Ownership. (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of more than 50% of the issued and outstanding shares of capital Stock and Stock Equivalents of Essex having the right to vote for the election of directors of Essex under ordinary circumstances, (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Essex (together with any new directors whose election by the board of directors of Essex or whose nomination for election by the stockholders of Essex was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office, (c) Essex at any time ceases to own 100% of the issued and outstanding Stock and Stock Equivalents of Holdings, (d) Holdings ceases to own one hundred percent (100%) of the issued and outstanding Stock and Stock Equivalents of the US Borrower, or (e) the US Borrower ceases to own one hundred percent (100%) of the issued and outstanding Stock and Stock Equivalents of the Canadian Borrower, in each instance in clauses (c) and (d) above and this clause (e), free and clear of all Liens, rights, options, warrants or other similar agreements or understandings, other than Liens in favor of Agent, for the benefit of the Secured Parties;

(v)    Subordinated Indebtedness. The subordination provisions of any agreement or instrument governing any Subordinated Indebtedness shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligations thereunder, or the Obligations, for any reason shall not have the priority contemplated by this Agreement or such subordination provisions; or
(w)    Capital Call Agreement. Any breach by Essex, Holdings or either Borrower of its obligations under the Capital Call Agreement.
7.2    Remedies. Upon the occurrence and during the continuance of any Event of Default, Agent may, and shall at the request of the Required Lenders:
(n)    declare all or any portion of the Commitment of each Lender to make Loans or of the L/C Issuer to Issue Letters of Credit to be suspended or terminated, whereupon such Commitments shall forthwith be suspended or terminated;
(o)    declare all or any portion of the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Credit Party; and/or
(p)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;
provided, however, that upon the occurrence of any event specified in subsection 7.1(f) or 7.1(g) above (in the case of clause (i) of subsection 7.1(g) upon the expiration of the sixty (60) day period mentioned therein), the obligation of each Lender to make Loans and the obligation of the L/C Issuer to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Agent, any Lender or the L/C Issuer.
7.3    Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.
7.4    Cash Collateral for Letters of Credit. If an Event of Default has occurred and is continuing, this Agreement (or the Revolving Loan Commitment and the Canadian Revolving Loan Commitment) shall be terminated for any reason or if otherwise required by the terms hereof, Agent may, and upon request of Required Lenders, shall, demand (which demand shall be deemed to have been delivered automatically upon any acceleration of the Loans and other obligations hereunder pursuant to Section 7.2), and the US Borrower shall thereupon deliver to Agent, to be held for the benefit of the L/C Issuer, Agent and the US Revolving Lenders entitled thereto, an amount of cash equal to 105% of the amount of Letter of Credit Obligations as additional collateral security for the

US Obligations in respect of any outstanding Letter of Credit. Agent may at any time apply any or all of such cash and cash collateral to the payment of any or all of the Credit Parties’ US Obligations. The remaining balance of the cash collateral will be returned to the US Borrower when all Letters of Credit have been terminated or discharged, all Revolving Loan Commitments and Canadian Revolving Loan Commitments have been terminated and all Obligations have been paid in full in cash.
ARTICLE VIII.
THE AGENT
8.1    Appointment and Duties.
(q)    Appointment of Agent. Each Lender and each L/C Issuer hereby appoints GE Capital (together with any successor Agent pursuant to Section 8.9) as Agent hereunder and authorizes Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Credit Party, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Agent under such Loan Documents and (iii) exercise such powers as are incidental thereto.
(r)    Duties as Collateral and Disbursing Agent. Without limiting the generality of clause (a) above, Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders and L/C Issuers), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders and the L/C Issuers with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in subsection 7.1(g) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in subsection 7.1(f) or (g) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Person), (iii) act as collateral agent for each Secured Party for purposes of the perfection and/or registering of all Liens created by such agreements and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to Agent and the other Secured Parties with respect to the Credit Parties and/or the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that Agent hereby appoints, authorizes and directs each Lender and L/C Issuer to act as collateral sub-agent for Agent, the Lenders and the L/C Issuers for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Credit Party with, and cash and Cash Equivalents held by, such Lender or L/C Issuer, and may further authorize and direct the Lenders and the L/C Issuers to take further actions as collateral subagents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Agent, and each Lender and L/C Issuer hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.
(s)    Limited Duties. Under the Loan Documents, Agent (i) is acting solely on behalf of the Secured Parties (except to the limited extent provided in subsection 1.4(b) with respect to the Register), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Agent”, the terms “agent”, “Agent” and “collateral agent” and similar terms in any Loan Document to refer to Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender, L/C Issuer or any other Person and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Secured Party, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) through (iii) above.
8.2    Binding Effect. Each Secured Party, by accepting the benefits of the Loan Documents, agrees that (i) any action taken by Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by Agent in reliance upon the instructions of Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are incidental thereto, shall be authorized and binding upon all of the Secured Parties.
8.3    Use of Discretion.
(n)    No Action without Instructions. Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided, that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable Requirement of Law.
(o)    Right Not to Follow Certain Instructions. Agent shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or its Affiliates that is communicated to or obtained by Agent or any of its Affiliates in any capacity.
(p)    Exclusive Right to Enforce Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Agent in accordance with the Loan Documents for the benefit of all the Lenders and the L/C Issuer; provided that the foregoing shall not prohibit (i) the Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Agent) hereunder and under the other Loan Documents, (ii) each of the L/C Issuer and the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (iii) any Lender from exercising setoff rights in accordance with Section 9.11 or (iv) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any bankruptcy or other debtor relief law; and provided further that if at any time there is no Person acting as Agent hereunder and under the other Loan Documents, then (A) the Required Lenders shall have the rights otherwise ascribed to the Agent pursuant to Section 7.2 and (B) in addition to the matters set forth in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 9.11, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
8.4    Delegation of Rights and Duties. Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such Person shall benefit from this Article VIII to the extent provided by Agent.
8.5    Reliance and Liability.
(a)    Agent may, without incurring any liability hereunder, (i) treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 9.9, (ii) rely on the Register to the extent set forth in Section 1.4, (iii) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Credit Party) and (iv) rely and act upon any document and information (including those transmitted by Electronic Transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties.
(b)    None of Agent and its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Secured Party, Holdings, each Borrower and each other Credit Party hereby waive and shall not assert (and each of Holdings and each Borrower shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, Agent:
(xxiv)    shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of Agent, when acting on behalf of Agent);

(xxv)    shall not be responsible to any Lender, L/C Issuer or other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document;
(xxvi)    makes no warranty or representation, and shall not be responsible, to any Lender, L/C Issuer or other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of any Credit Party or any Related Person of any Credit Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Credit Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Agent in connection with the Loan Documents; and
(xxvii)    shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Credit Party or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from any Borrower, any Lender or L/C Issuer describing such Default or Event of Default clearly labeled “notice of default” (in which case Agent shall promptly give notice of such receipt to all Lenders);
and, for each of the items set forth in clauses (i) through (iv) above, each Lender, L/C Issuer, Holdings and each Borrower hereby waives and agrees not to assert (and each of Holdings and each Borrower shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action it might have against Agent based thereon.
(c)    Each Lender and L/C Issuer (i) acknowledges that it has performed and will continue to perform its own diligence and has made and will continue to make its own independent investigation of the operations, financial conditions and affairs of the Credit Parties and (ii) agrees that is shall not rely on any audit or other report provided by Agent or its Related Persons (an “Agent Report”). Each Lender and L/C Issuer further acknowledges that any Agent Report (i) is provided to the Lenders and L/C Issuers solely as a courtesy, without consideration, and based upon the understanding that such Lender or L/C Issuer will not rely on such Agent Report, (ii) was prepared by Agent or its Related Persons based upon information provided by the Credit Parties solely for Agent’s own internal use, (iii) may not be complete and may not reflect all information and findings obtained by Agent or its Related Persons regarding the operations and condition of the Credit Parties. Neither Agent nor any of its Related Persons makes any representations or warranties of any kind with respect to (i) any existing or proposed financing, (ii) the accuracy or completeness of the information contained in any Agent Report or in any related documentation, (iii) the scope or adequacy of Agent’s and its Related Persons’ due diligence, or the presence or absence of any errors or omissions contained in any Agent Report or in any related documentation, and (iv) any work performed by Agent or Agent’s Related Persons in connection with or using any Agent Report or any related documentation.
(d)    Neither Agent nor any of its Related Persons shall have any duties or obligations in connection with or as a result of any Lender or L/C Issuer receiving a copy of any Agent Report. Without limiting the generality of the forgoing, neither Agent nor any of its Related Persons shall have any responsibility for the accuracy or completeness of any Agent Report, or the appropriateness of any Agent Report for any Lender’s or L/C Issuer’s purposes, and shall have no duty or responsibility to correct or update any Agent Report or disclose to any Lender or L/C Issuer any other information not embodied in any Agent Report, including any supplemental information obtained after the date of any Agent Report. Each Lender and L/C Issuer releases, and agrees that it will not assert, any claim against Agent or its Related Persons that in any way relates to any Agent Report or arises out of any Lender or L/C Issuer having access to any Agent Report or any discussion of its contents, and agrees to indemnify and hold harmless Agent and its Related Persons from all claims, liabilities and expenses relating to a breach by any Lender or L/C Issuer arising out of such Lender’s or L/C Issuer’s access to any Agent Report or any discussion of its contents.
8.6    Agent Individually. Agent and its Affiliates may make loans and other extensions of credit to, acquire Stock and Stock Equivalents of, engage in any kind of business with, any Credit Party or Affiliate thereof as though it were not acting as Agent and may receive separate fees and other payments therefor. To the extent Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Revolving Lender”, “Required Lender” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, Agent or such Affiliate, as the case may be, in its individual capacity as Lender, Revolving Lender or as one of the Required Lenders, respectively.
8.7    Lender Credit Decision.
(c)    Each Lender and each L/C Issuer acknowledges that it shall, independently and without reliance upon Agent, any Lender or L/C Issuer or any of their Related Persons or upon any document (including any offering and disclosure materials in connection with the syndication of the Loans) solely or in part because such document was transmitted by Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Credit Party and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by Agent to the Lenders or L/C Issuers, Agent shall not have any duty or responsibility to provide any Lender or L/C Issuer with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of any Credit Party or any Affiliate of any Credit Party that may come in to the possession of Agent or any of its Related Persons.

(d)    If any Lender or L/C Issuer has elected to abstain from receiving MNPI concerning the Credit Parties or their Affiliates, such Lender or L/C Issuer acknowledges that, notwithstanding such election, Agent and/or the Credit Parties will, from time to time, make available syndicate-information (which may contain MNPI) as required by the terms of, or in the course of administering the Loans to the credit contact(s) identified for receipt of such information on the Lender’s administrative questionnaire who are able to receive and use all syndicate-level information (which may contain MNPI) in accordance with such Lender’s compliance policies and contractual obligations and applicable law, including federal and state securities laws; provided, that if such contact is not so identified in such questionnaire, the relevant Lender or L/C Issuer hereby agrees to promptly (and in any event within one (1) Business Day) provide such a contact to Agent and the Credit Parties upon request therefor by Agent or the Credit Parties. Notwithstanding such Lender’s or L/C Issuer’s election to abstain from receiving MNPI, such Lender or L/C Issuer acknowledges that if such Lender or L/C Issuer chooses to communicate with Agent, it assumes the risk of receiving MNPI concerning the Credit Parties or their Affiliates.
8.8    Expenses; Indemnities; Withholding.
(c)    Each Lender agrees to reimburse Agent and each of its Related Persons (to the extent not reimbursed by any Credit Party) promptly upon demand, severally and ratably, for any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Credit Party) that may be incurred by Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including, without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, any Loan Document.
(d)    Each Lender further agrees to indemnify Agent and each of its Related Persons (to the extent not reimbursed by any Credit Party), severally and ratably, from and against Liabilities (including, to the extent not indemnified pursuant to Section 8.8(c), taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to or for the account of any Lender) that may be imposed on, incurred by or asserted against Agent or any of its Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any Related Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Agent or any of its Related Persons under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to Agent or any of its Related Persons to the extent such liability has resulted primarily from the gross negligence or willful misconduct of Agent or, as the case may be, such Related Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.
(e)    To the extent required by any applicable law, Agent may withhold from any payment to any Lender under a Loan Document an amount equal to any applicable withholding tax. If the IRS, the CRA or any other Governmental Authority asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate certification form was not delivered, was not properly executed, or fails to establish an exemption from, or reduction of, withholding tax with respect to a particular type of payment, or because such Lender failed to notify Agent or any other Person of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), or Agent reasonably determines that it was required to withhold taxes from a prior payment but failed to do so, such Lender shall promptly indemnify Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including penalties and interest, and together with all expenses incurred by Agent, including legal expenses, allocated internal costs and out-of-pocket expenses. Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which Agent is entitled to indemnification from such Lender under this Section 8.8(c).
8.9    Resignation of Agent or L/C Issuer.
(e)    Agent may resign at any time by delivering notice of such resignation to the Lenders and the US Borrower, effective on the date set forth in such notice or, if no such date is set forth therein, upon the date such notice shall be effective in accordance with the terms of this Section 8.9. If Agent delivers any such notice, the Required Lenders shall have the right to appoint a successor Agent. If, after 30 days after the date of the retiring Agent’s notice of resignation, no successor Agent has been appointed by the Required Lenders that has accepted such appointment, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent from among the Lenders. Each appointment under this clause (a) shall be subject to the prior consent of the US Borrower (unless such successor Agent is a Lender or an Affiliate of a Lender), which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default.
(f)    Effective immediately upon its resignation, (i) the retiring Agent shall be discharged from its duties and obligations under the Loan Documents as Agent, (ii) the Lenders shall assume and perform all of the duties of Agent until a successor Agent shall have accepted a valid appointment hereunder, (iii) the retiring Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Agent was, or because such Agent had been, validly acting as Agent under the Loan Documents and (iv) subject to its rights under Section 8.3, the retiring Agent shall take such action as may be reasonably necessary to assign to the successor Agent its rights as Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Agent, a successor Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Agent under the Loan Documents.
(g)    Any L/C Issuer may refuse to Issue a Letter of Credit in its sole discretion.
8.10    Release of Collateral or Guarantors. Each Lender and L/C Issuer hereby consents to the release and hereby directs Agent to release (or, in the case of clause (b)(ii) below, release or subordinate) the following:

(d)    any Subsidiary of any Borrower from its guaranty of any Obligation if all of the Stock and Stock Equivalents of such Subsidiary owned by any Credit Party are sold or transferred in a transaction permitted under the Loan Documents (including pursuant to a waiver or consent) to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guaranty any Obligations pursuant to Section 4.13; and
(e)    any Lien held by Agent for the benefit of the Secured Parties against (i) any Collateral that is sold, transferred, conveyed or otherwise disposed of by a Credit Party in a transaction permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to Section 4.13 after giving effect to such transaction have been granted, (ii) any Property subject to a Lien permitted hereunder in reliance upon subsection 5.1(h) or 5.1(i) and (iii) all of the Collateral and all Credit Parties, upon (A) termination of the Revolving Loan Commitments and the Canadian Revolving Loan Commitments, (B) payment and satisfaction in full of all Loans, all L/C Reimbursement Obligations and all other Obligations under the Loan Documents and all Obligations arising under Secured Rate Contracts and Bank Products, that Agent has theretofore been notified in writing by the holder of such Obligation are then due and payable, (C) deposit of cash collateral with respect to all contingent Obligations (or, as an alternative to cash collateral in the case of any Letter of Credit Obligation, receipt by Agent of a back-up letter of credit), in amounts and on terms and conditions and with parties satisfactory to Agent and each Indemnitee that is, or may be, owed such Obligations (excluding contingent Obligations (other than L/C Reimbursement Obligations) as to which no claim has been asserted) and (D) to the extent requested by Agent, receipt by Agent and the Secured Parties of liability releases from the Credit Parties each in form and substance acceptable to Agent.
Each Lender and L/C Issuer hereby directs Agent, and Agent hereby agrees, upon receipt of at least five (5) Business Days’ advance notice from the Borrowers, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guaranties and Liens when and as directed in this Section 8.10.
8.11    Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender or L/C Issuer party hereto as long as, by accepting such benefits, such Secured Party agrees, as among Agent and all other Secured Parties, that such Secured Party confirms in writing (in form and substance acceptable to Agent) that it is bound by this Article VIII and Section 9.3, Section 9.9, Section 9. 10, Section 9.11, Section 9.17, Section 9.24 and Section 10.1 (and, solely with respect to L/C Issuers, subsection 1.1(b)) and the decisions and actions of Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders or other parties hereto as required herein) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 8.8 only to the extent of Liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (b) each of Agent, the Lenders and the L/C Issuers party hereto shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) except as otherwise set forth herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document.
8.12    Documentation Agent. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Documentation Agent shall not have any duties or responsibilities, nor shall the Documentation Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Documentation Agent. At any time that any Lender serving (or whose Affiliate is serving) as Documentation Agent shall have transferred to any other Person (other than any Affiliates) all of its interests in the Loans and the Revolving Loan Commitment, such Lender (or an Affiliate of such Lender acting as Documentation Agent) shall be deemed to have concurrently resigned as such Documentation Agent.
ARTICLE IX.
MISCELLANEOUS
9.1    Amendments and Waivers.
(q)    No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Credit Party therefrom, shall be effective unless the same shall be in writing and signed by Agent, the Required Lenders (or by Agent with the consent of the Required Lenders), and the Borrowers, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders directly affected thereby (or by Agent with the consent of all the Lenders directly affected thereby), in addition to Agent and the Required Lenders (or by Agent with the consent of the Required Lenders) and the Borrowers, do any of the following:
(i)    increase or extend the Revolving Loan Commitment or the Canadian Revolving Loan Commitment of any Lender (or reinstate any Revolving Loan Commitment or Canadian Revolving Loan Commitment terminated pursuant to subsection 7.2(a));
(ii)    postpone or delay any date fixed for, or reduce or waive, any scheduled installment of principal or any payment of interest, fees or other amounts (other than principal) due to the Lenders (or any of them) or L/C Issuer hereunder or under any other Loan Document (for the avoidance of doubt, mandatory prepayments pursuant to Section 1.8 (other than scheduled installments under subsection 1.8(a)) may be postponed, delayed, reduced, waived or modified with the consent of Required Lenders);
(iii)    reduce the principal of, or the rate of interest specified herein (it being agreed that waiver of the default interest margin shall only require the consent of the Required Lenders) or the amount of interest payable in cash specified herein on any Loan, or of any fees or other amounts payable hereunder or under any other Loan Document, including L/C Reimbursement Obligations;
(iv)    amend or modify subsection 1.10(c) or subsection 1.10(d);
(v)    change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;
(vi)    amend this Section 9.1 or the definition of Required Lenders or any provision providing for consent or other action by all Lenders;
(vii)    except as otherwise may be provided in this Agreement or the other Loan Documents, discharge any Credit Party from its respective payment Obligations under the Loan Documents or any Credit Party from its guaranty of any Obligation or release Collateral having an aggregate value of $10,000,000 in the aggregate in any Fiscal Year;
(viii)    increase the percentage advance rates in the definition of US Borrowing Base or Canadian Borrowing Base, as the case may be; or
(ix)    amend the definitions of Canadian Liquidity Reserve, Performance Reserve or US Liquidity Reserve;
it being agreed that (w) all Lenders shall be deemed to be directly affected by an amendment or waiver of the type described in the preceding clauses (v), (vi) and (vii), (x) all US Revolving Lenders shall be deemed to be directly affected by an amendment or waiver of the type described in the preceding clauses (viii) and (ix) with respect to the US Borrowing Base, and (y) all Canadian Revolving Lenders shall be deemed to be directly affected by an amendment or waiver of the type described in the preceding clauses (viii) and (ix) with respect to the Canadian Borrowing Base.
(r)    No amendment, waiver or consent shall, unless in writing and signed by Agent, the Swingline Lender or the L/C Issuer, as the case may be, in addition to the Required Lenders or all Lenders directly affected thereby, as the case may be (or by Agent with the consent of the Required Lenders or all the Lenders directly affected thereby, as the case may be), affect the rights or duties of Agent, the Swingline Lender or the L/C Issuer, as applicable, under this Agreement or any other Loan Document. No amendment, modification or waiver of this Agreement or any Loan Document altering the ratable treatment of Obligations arising under Secured Rate Contracts resulting in such Obligations being junior in right of payment to principal on the Loans or resulting in Obligations owing to any Secured Swap Provider becoming unsecured (other than releases of Liens permitted in accordance with the terms hereof), in each case in a manner adverse to any Secured Swap Provider, shall be effective without the written consent of such Secured Swap Provider or, in the case of a Secured Rate Contract provided or arranged by GE Capital or an Affiliate of GE Capital, GE Capital.
(s)    Notwithstanding anything to the contrary contained in this Section 9.1, (x) the Borrowers may amend Schedules 3.19 and 3.21 upon notice to Agent, (y) Agent may amend

Schedule 1.1(a) or Schedule 1.1(b) to reflect Sales entered into pursuant to Section 9.9, and (z) Agent and the Borrowers may amend or modify this Agreement and any other Loan Document to grant a new Lien for the benefit of the Secured Parties, extend an existing Lien over additional property for the benefit of the Secured Parties or join additional Persons as Credit Parties in accordance with the Loan Documents; provided that no Accounts or Inventory or Equipment of such joined Credit Party shall be included as US Eligible Accounts, US Eligible Inventory, US Eligible Equipment, Canadian Eligible Accounts, Canadian Eligible Inventory or Canadian Eligible Equipment, as applicable, until a field examination (and, if required by Agent, an Inventory or Equipment appraisal) with respect thereto has been completed to the satisfaction of Agent, including the establishment of Reserves required in Agent’s Permitted Discretion.
9.2    Notices.
(q)    Addresses. All notices and other communications required or expressly authorized to be made by this Agreement shall be given in writing, unless otherwise expressly specified herein, and (i) addressed to the address set forth on the applicable signature page hereto, (ii) posted to Intralinks® (to the extent such system is available and set up by or at the direction of Agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.intralinks.com, faxing it to 866-545-6600 with an appropriate bar-code fax coversheet or using such other means of posting to Intralinks® as may be available and reasonably acceptable to Agent prior to such posting, (iii) posted to any other E-System approved by or set up by or at the direction of Agent or (iv) addressed to such other address as shall be notified in writing (A) in the case of each Borrower, Agent and the Swingline Lender, to the other parties hereto and (B) in the case of all other parties, to the Borrowers and Agent. Transmissions made by electronic mail or E-Fax to Agent shall be effective only (x) for notices where such transmission is specifically authorized by this Agreement, (y) if such transmission is delivered in compliance with procedures of Agent applicable at the time and previously communicated to Borrowers, and (z) if receipt of such transmission is acknowledged by Agent.
(r)    Effectiveness. (i) All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one (1) Business Day after delivery to such courier service, (iii) if delivered by Canada Post or United States mail, three (3) Business Days after deposit in the mail, (iv) if delivered by facsimile (other than to post to an E-System pursuant to clause (a)(ii) or (a)(iii) above), upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by posting to any E-System, on the later of the Business Day of such posting and the Business Day access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E-System; provided, however, that no communications to Agent pursuant to Article I shall be effective until received by Agent.
(i)    The posting, completion and/or submission by any Credit Party of any communication pursuant to an E-System shall constitute a representation and warranty by the Credit Parties that any representation, warranty, certification or other similar statement required by the Loan Documents to be provided, given or made by a Credit Party in connection with any such communication is true, correct and complete except as expressly noted in such communication or E-System.
(s)    Each Lender shall notify Agent in writing of any changes in the address to which notices to such Lender should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as Agent shall reasonably request.
9.3    Electronic Transmissions.
(i)    Authorization. Subject to the provisions of subsection 9.2(a), each of Agent, Lenders, each Credit Party and each of their Related Persons, is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein. Each Credit Party and each Secured Party hereto acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions.
(j)    Signatures. Subject to the provisions of subsection 9.2(a), (i)(A) no posting to any E-System shall be denied legal effect merely because it is made electronically, (B) each E-Signature on any such posting shall be deemed sufficient to satisfy any requirement for a “signature” and (C) each such posting shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to any Loan Document, any applicable provision of any UCC, PPSA, the federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act, the Electronic Commerce Act, 2000 (Ontario), and any substantive or procedural Requirement of Law governing such subject matter, (ii) each such posting that is not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such posting, an E-Signature, upon which Agent, each Secured Party and each Credit Party may rely and assume the authenticity thereof, (iii) each such posting containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original and (iv) each party hereto or beneficiary hereto agrees not to contest the validity or enforceability of any posting on any E-System or E-Signature on any such posting under the provisions of any applicable Requirement of Law requiring certain documents to be in writing or signed; provided, however, that nothing herein shall limit such party’s or beneficiary’s right to contest whether any posting to any E-System or E-Signature has been altered after transmission.
(k)    Separate Agreements. All uses of an E-System shall be governed by and subject to, in addition to Section 9.2 and this Section 9.3, the separate terms, conditions and privacy policy posted or referenced in such E-System (or such terms, conditions and privacy policy as may be updated from time to time, including on such E-System) and related Contractual Obligations executed by Agent and Credit Parties in connection with the use of such E-System.
(l)    LIMITATION OF LIABILITY. ALL E-SYSTEMS AND ELECTRONIC TRANSMISSIONS SHALL BE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF

AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS WARRANTS THE ACCURACY, ADEQUACY OR COMPLETENESS OF ANY E-SYSTEMS OR ELECTRONIC TRANSMISSION AND DISCLAIMS ALL LIABILITY FOR ERRORS OR OMISSIONS THEREIN. NO WARRANTY OF ANY KIND IS MADE BY AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS IN CONNECTION WITH ANY E-SYSTEMS OR ELECTRONIC COMMUNICATION, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS. Each Borrower, each other Credit Party executing this Agreement and each Secured Party agrees that Agent has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System.
9.4    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No course of dealing between any Credit Party, any Affiliate of any Credit Party, Agent or any Lender shall be effective to amend, modify or discharge any provision of this Agreement or any of the other Loan Documents.
9.5    Costs and Expenses. Any action taken by any Credit Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of Agent or Required Lenders, shall be at the expense of such Credit Party, and neither Agent nor any other Secured Party shall be required under any Loan Document to reimburse any Credit Party or any Subsidiary of any Credit Party therefor except as expressly provided therein. In addition, the Borrowers agree to pay or reimburse upon demand (a) Agent for all reasonable out-of-pocket costs and expenses incurred by it or any of its Related Persons, in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including Attorney Costs of Agent, the cost of environmental audits, Collateral audits and appraisals, background checks and similar expenses, to the extent permitted hereunder, (b) each Lender for all reasonable out-of-pocket costs and expenses incurred by it or any of its Related Persons prior to the Closing Date in connection with the preparation, negotiation and execution of the Loan Documents or any commitment or proposal letter therefor, any other document prepared in connection with the consummation the transactions contemplated herein, in each case including Attorney Costs of each Lender, (c) Agent for all reasonable costs and expenses incurred by it or any of its Related Persons in connection with internal audit reviews, field examinations and Collateral examinations (which shall be reimbursed, in addition to the out-of-pocket costs and expenses of such examiners, at the per diem rate per individual charged by Agent for its examiners) and (d) Agent, each Lender and each of their respective Related Persons, and L/C Issuer for all costs and expenses incurred in connection with (i) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out”, (ii) the enforcement or preservation of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action (including, without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Credit Party, any Subsidiary of any Credit Party, Loan Document or Obligation, including Attorney Costs of Agent and each Lender.
9.6    Indemnity.
(e)    Subject to, and without in any way limiting Section 1.16 hereof, each Credit Party agrees to indemnify, hold harmless and defend Agent, each Lender, each L/C Issuer and each of their respective Related Persons (each such Person being an “Indemnitee”) from and against all Liabilities (including brokerage commissions, fees and other compensation) that may be imposed on, incurred by or asserted against any such Indemnitee in any matter relating to or arising out of, in connection with or as a result of (i) any Loan Document, any Obligation (or the repayment thereof), any Letter of Credit, the use or intended use of the proceeds of any Loan or the use of any Letter of Credit or any securities filing of, or with respect to, any Credit Party, (ii) any commitment letter, proposal letter or term sheet with any Person or any Contractual Obligation, arrangement or understanding with any broker, finder or consultant, in each case entered into by or on behalf of any Credit Party or any Affiliate of any of them in connection with any of the foregoing and any Contractual Obligation entered into in connection with any E-Systems or other Electronic Transmissions, (iii) any actual or prospective investigation, litigation or other proceeding, whether or not brought by any such Indemnitee or any of its Related Persons, any holders of securities or creditors (and including attorneys’ fees in any case), whether or not any such Indemnitee, Related Person, holder or creditor is a party thereto, and whether or not based on any securities or commercial law or regulation or any other Requirement of Law or theory thereof, including common law, equity, contract, tort or otherwise, (iv) any other act, event or transaction related, contemplated in or attendant to any of the foregoing or (v) any and all losses, claims, damages, costs, expenses or liabilities of every kind whatsoever to which any of the Indemnitees may become subject to in connection with the Hedging Agreements-Other (collectively, the “Indemnified Matters”); provided, however, that no Credit Party shall have any liability under this Section 9.6 to any Indemnitee with respect to any Indemnified Matter, and no Indemnitee shall have any liability with respect to any Indemnified Matter other than (to the extent otherwise liable), to the extent such liability has resulted primarily from the gross negligence or willful misconduct of such Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. Furthermore, each of the Borrowers and each other Credit Party executing this Agreement waives and agrees not to assert against any Indemnitee, and shall cause each other Credit Party to waive and not assert against any Indemnitee, any right of contribution with respect to any Liabilities that may be imposed on, incurred by or asserted against any Related Person.
(f)    Without limiting the foregoing, “Indemnified Matters” includes all Environmental Liabilities imposed on, incurred by, or asserted against, any Indemnitee, including those arising from, or otherwise involving, any Property of any Credit Party or any Related Person of any Credit Party or any actual, alleged or prospective damage to Property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such Property or natural resource or any Property on or contiguous to any Real Estate of any Credit Party or any Related Person of any Credit Party, whether or not, with respect to any such Environmental Liabilities, any Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor-in-interest to any Credit Party or any Related Person of any Credit Party or the owner, lessee or operator of any Property of any Related Person through any foreclosure action, in each case except to the extent such Environmental Liabilities (i) are incurred solely following foreclosure by Agent or following Agent or any Lender having become the successor-in-interest to any Credit Party or any Related Person of any Credit Party and (ii) are attributable solely to acts of such Indemnitee.
9.7    Marshaling; Payments Set Aside. No Secured Party shall be under any obligation to marshal any Property in favor of any Credit Party or any other Person or against or in payment of any Obligation. To the extent that any Secured Party receives a payment from any Borrower, from any other Credit Party, from the proceeds of the Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred.
9.8    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 9.9, and provided further that neither Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.
9.9    Assignments and Participations; Binding Effect.
(f)    Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrowers, the other Credit Parties signatory hereto, Agent and each Lender. Thereafter, it shall be binding upon and inure to the benefit of, but only to the benefit of, Holdings, the Borrowers, the other Credit Parties hereto (in each case except for Article VIII), Agent, each Lender and each L/C Issuer receiving the benefits of the Loan Documents and, to the extent provided in Section 8.11, each other Secured Party and, in each case, their respective successors and permitted assigns. Except as expressly provided in any Loan Document (including in Section 8.9), none of Holdings, the Borrowers, any other Credit Party, any L/C Issuer or Agent shall have the right to assign any rights or obligations hereunder or any interest herein.
(g)    Right to Assign. Each Lender may sell, transfer, negotiate or assign (a “Sale”) all or a portion of its rights and obligations hereunder (including all or a portion of its Commitments and its rights and obligations with respect to Loans and Letters of Credit) to (i) any existing Lender (other than a Non-Funding Lender or Impacted Lender), (ii) any Affiliate or Approved Fund of any existing Lender (other than a Non-Funding Lender or Impacted Lender) or (iii) any other Person acceptable (which acceptance shall not be unreasonably withheld or delayed) to Agent and, with respect to Sales of Revolving Loan Commitments, each L/C Issuer that is a Lender (which acceptance shall not be unreasonably withheld or delayed) and, as long as no Event of Default is continuing, the Borrowers (which acceptance shall not be unreasonably withheld and delayed; provided that (x) such acceptance shall be deemed to have been given unless an objection is delivered to Agent within five (5) Business Days after notice of a proposed Sale is delivered to the Borrowers and (y) it shall not be unreasonable for the Borrowers to withhold consent to assignments to Competitors of the Borrowers and their Subsidiaries); provided, however, that (1) such Sales do not have to be ratable between the Revolving Loan and Term Loan but must be ratable among the obligations owing to and owed by such Lender with respect to the Revolving Loans or the Term Loan, (2) for each Loan, the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Loans, Commitments and Letter of Credit Obligations subject to any such Sale shall be in a minimum amount of $5,000,000, unless such Sale is made to an existing Lender or an Affiliate or Approved Fund of any existing Lender, is of the assignor’s (together with its Affiliates and Approved Funds) entire interest in such facility or is made with the prior consent of the Borrowers (to the extent Borrowers’ consent is otherwise required) and Agent, (3) any assignment by a Lender of its Revolving Loans and Revolving Loan Commitments shall only be made as an integrated part of assignments of an equal pro rata share of the US Revolving Loans and Revolving Loan Commitments and the Canadian Revolving Loans and Canadian Revolving Loan Commitments of such Lender and/or any Affiliate and/or Approved Fund of such Lender, (4) such Sales shall be effective only upon the acknowledgement in writing of such Sale by Agent, (5) interest accrued, other than any interest that is payable-in-kind, prior to and through the date of any such Sale may not be assigned, and (6) such Sales by Lenders who are Non-Funding Lenders due to clause (a) of the definition of Non-Funding Lender shall be subject to Agent’s prior written consent in all instances, unless in connection with such Sale, such Non-Funding Lender cures, or causes the cure of, its Non-Funding Lender status as contemplated in subsection 1.11(e)(v). Agent’s refusal to accept a Sale to a Credit Party, an Affiliate of a Credit Party, a holder of Subordinated Indebtedness or an Affiliate of such a holder, or to a Person that would be a Non-Funding Lender or an Impacted Lender, or the imposition of conditions or limitations (including limitations on voting) upon Sales to such Persons, shall not be deemed to be unreasonable.
(h)    Procedure. The parties to each Sale made in reliance on clause (b) above (other than those described in clause (e) or (f) below) shall execute and deliver to Agent an Assignment via an electronic settlement system designated by Agent (or, if previously agreed with Agent, via a manual execution and delivery of the Assignment) evidencing such Sale, together with any existing Note subject to such Sale (or any affidavit of loss therefor acceptable to Agent), any tax forms required to be delivered pursuant to Section 10.1 and payment of an assignment fee in the amount of $3,500 to Agent, unless waived or reduced by Agent; provided, that (i) if a Sale by a Lender is made to an Affiliate or an Approved Fund of such assigning Lender, then no assignment fee shall be due in connection with such Sale, and (ii) if a Sale by a Lender is made to an assignee that is not an Affiliate or Approved Fund of such assignor Lender, and concurrently to one or more Affiliates or Approved Funds of such Assignee, then only one assignment fee of $3,500 shall be due in connection with such Sale (unless waived or reduced by Agent). Upon receipt of all the foregoing, and conditioned upon such receipt and, if such Assignment is made in accordance with clause (iii) of subsection 9.9(b), upon Agent (and the Borrowers, if applicable) consenting to such Assignment, from and after the effective date specified in such Assignment, Agent shall record or cause to be recorded in the Register the information contained in such Assignment.

(i)    Effectiveness. Subject to the recording of an Assignment by Agent in the Register pursuant to subsection 1.4(b), (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Lender, (ii) any applicable Note shall be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment, relinquish its rights (except for those surviving the termination of the Commitments and the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).
(j)    Grant of Security Interests. In addition to the other rights provided in this Section 9.9, each Lender may grant a security interest in, hypothec in, or otherwise assign as collateral, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (A) any federal reserve bank (pursuant to Regulation A of the Federal Reserve Board), without notice to Agent or (B) any holder of, or trustee for the benefit of the holders of, such Lender’s Indebtedness or equity securities, by notice to Agent; provided, however, that no such holder or trustee, whether because of such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assignment in accordance with clause (b) above), shall be entitled to any rights of such Lender hereunder and no such Lender shall be relieved of any of its obligations hereunder.
(k)    Participants and SPVs. In addition to the other rights provided in this Section 9.9, each Lender may, (x) with notice to Agent, grant to an SPV the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder (and the exercise of such option by such SPV and the making of Loans pursuant thereto shall satisfy the obligation of such Lender to make such Loans hereunder) and such SPV may assign to such Lender the right to receive payment with respect to any Obligation and (y) without notice to or consent from Agent or the Borrowers, sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Revolving Loans and Letters of Credit); provided, however, that, whether as a result of any term of any Loan Document or of such grant or participation, (i) no such SPV or participant shall have a commitment, or be deemed to have made an offer to commit, to make Loans hereunder, and, except as provided in the applicable option agreement, none shall be liable for any obligation of such Lender hereunder, (ii) such Lender’s rights and obligations, and the rights and obligations of the Credit Parties and the Secured Parties towards such Lender, under any Loan Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the applicable Obligations in the Register, except that (A) each such participant and SPV shall be entitled to the benefit of Article X, but, with respect to Section 10.1, only to the extent such participant or SPV delivers the tax forms such Lender is required to collect pursuant to subsection 10.1(f) and then only to the extent of any amount to which such Lender would be entitled in the absence of any such grant or participation and (B) each such SPV may receive other payments that would otherwise be made to such Lender with respect to Loans funded by such SPV to the extent provided in the applicable option agreement and set forth in a notice provided to Agent by such SPV and such Lender, provided, however, that in no case (including pursuant to clause (A) or (B) above) shall an SPV or participant have the right to enforce any of the terms of any Loan Document, and (iii) the consent of such SPV or participant shall not be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Loan Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce or direct enforcement of the applicable Obligations), except for those described in clauses (ii) and (iii) of subsection 9.1(a) with respect to amounts, or dates fixed for payment of amounts, to which such participant or SPV would otherwise be entitled and, in the case of participants, except for those described in clause (vi) of subsection 9.1(a). No party hereto shall institute (and each Borrower and Holdings shall cause each other Credit Party not to institute) against any SPV grantee of an option pursuant to this clause (f) any bankruptcy, reorganization, insolvency, liquidation or similar proceeding, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper of such SPV; provided, however, that each Lender having designated an SPV as such agrees to indemnify each Indemnitee against any Liability that may be incurred by, or asserted against, such Indemnitee as a result of failing to institute such proceeding (including a failure to get reimbursed by such SPV for any such Liability). The agreement in the preceding sentence shall survive the termination of the Commitments and the payment in full of the Obligations.
9.10    Non-Public Information; Confidentiality.
(a)    Non-Public Information. Each of Agent, each Lender and each L/C Issuer acknowledges and agrees that it may receive material non-public information (“MNPI”) hereunder concerning the Credit Parties and their Affiliates and agrees to use such information in compliance with all relevant policies, procedures and applicable Requirements of Laws (including United States federal and state securities laws and regulations and Canadian federal, provincial or territorial laws and regulations).
(b)    Confidential Information. Each of Agent, each Lender and each L/C Issuer agrees to use all reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Loan Document and designated in writing by any Credit Party as confidential, except that such information may be disclosed (i) with the Borrowers’ consent, (ii) to Related Persons of such Lender, L/C Issuer or Agent, as the case may be, or to any Person that any L/C Issuer causes to Issue Letters of Credit hereunder, that are advised of the confidential nature of such information and are instructed to keep such information confidential in accordance with the terms hereof, (iii) to the extent such information presently is or hereafter becomes (A) publicly available other than as a result of a breach of this Section 9.10 or (B) available to such Lender, L/C Issuer or Agent or any of their Related Persons, as the case may be, from a source (other than any Credit Party) not known by them to be subject to disclosure restrictions, (iv) to the extent disclosure is required by applicable Requirements of Law or other legal process or requested or demanded by any Governmental Authority, (v) to the extent necessary or customary for inclusion in league table measurements, (vi) (A) to the National Association of Insurance Commissioners, Insurance Bureau of Canada or any similar organization, any examiner or any nationally recognized rating agency or (B) otherwise to the extent consisting of general portfolio information that does not identify Credit Parties, (vii) to current or prospective assignees, SPVs (including the investors or prospective investors therein) or participants, direct or contractual counterparties to any Secured Rate Contracts or Bank Products and to their respective Related Persons, in each case to the extent such assignees, investors, participants, counterparties or Related Persons agree to be bound by provisions substantially similar to the provisions of this Section 9.10 (and such Person may disclose information to their respective Related Persons in accordance with clause (ii) above), (viii) to any other party hereto, and (ix) in connection with the exercise or enforcement of any right or remedy under any Loan Document, in connection with any litigation or other proceeding to which such Lender, L/C Issuer or Agent or any of their Related Persons is a party or bound, or to the extent necessary to respond to public statements or disclosures by Credit Parties or their Related Persons referring to a Lender, L/C Issuer or Agent or any of their Related Persons. In the event of any conflict between the terms of this Section 9.10 and those of any other Contractual Obligation entered into with any Credit Party (whether or not a Loan Document), the terms of this Section 9.10 shall govern.
(c)    Tombstones. Each Credit Party consents to the publication by Agent or any Lender of any press releases, tombstones, advertising or other promotional materials (including, without limitation, via any Electronic Transmission) relating to the financing transactions contemplated by this Agreement using such Credit Party’s name, product photographs, logo or trademark. Agent or such Lender shall provide a draft of any such press release, advertising or other promotional material to the Borrowers for review and comment prior to the publication thereof.
(d)    Press Release and Related Matters. No Credit Party shall, and no Credit Party shall permit any of its Affiliates to, issue any press release or other public disclosure (other than any document filed with any Governmental Authority relating to a public offering of securities of any Credit Party) using the name, logo or otherwise referring to GE Capital or of any of its Affiliates, the Loan Documents or any transaction contemplated herein or therein to which GE Capital or any of its Affiliates is party without the prior written consent of GE Capital or such Affiliate except to the extent required to do so under applicable Requirements of Law and then, only after advising GE Capital.
(e)    Distribution of Materials to Lenders and L/C Issuers. The Credit Parties acknowledge and agree that the Loan Documents and all reports, notices, communications and other information or materials provided or delivered by, or on behalf of, the Credit Parties hereunder (collectively, the “Borrower Materials”) may be disseminated by, or on behalf of, Agent, and made available, to the Lenders and the L/C Issuers by posting such Borrower Materials on an E-System. The Credit Parties authorize Agent to download copies of their logos from its website and post copies thereof on an E-System.
(f)    Material Non-Public Information. The Credit Parties hereby agree that if either they, any parent company or any Subsidiary of the Credit Parties has publicly traded equity or debt securities in the United States or Canada, they shall (and shall cause such parent company or Subsidiary, as the case may be, to) (i) identify in writing, and (ii) to the extent reasonably practicable, clearly and conspicuously mark such Borrower Materials that contain only information that is publicly available or that is not material for purposes of United States or Canadian federal, state, provincial and territorial securities laws as “PUBLIC”. The Credit Parties agree that by identifying such Borrower Materials as “PUBLIC” or publicly filing such Borrower Materials with the Securities and Exchange Commission, then Agent, the Lenders and the L/C Issuers shall be entitled to treat such Borrower Materials as not containing any MNPI for purposes of United States or Canadian federal, state, provincial and territorial securities laws. The Credit Parties further represent, warrant, acknowledge and agree that the following documents and materials shall be deemed to be PUBLIC, whether or not so marked, and do not contain any MNPI: (A) the Loan Documents, including the schedules and exhibits attached thereto, and (B) administrative materials of a customary nature prepared by the Credit Parties or Agent (including, Notices of Borrowing, Notices of Conversion/Continuation of Loans, L/C Requests, Swingline requests and any similar requests or notices posted on or through an E-System). Before distribution of any Borrower Materials, the Credit Parties agree to execute and deliver to Agent a letter authorizing distribution of the evaluation materials to prospective Lenders and their employees willing to receive MNPI, and a separate letter authorizing distribution of evaluation materials that do not contain MNPI and represent that no MNPI is contained therein.
9.11    Set-off; Sharing of Payments.
(d)    Right of Setoff. Each of Agent, each Lender, each L/C Issuer and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without notice or demand (each of which is hereby waived by each Credit Party), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Indebtedness, claims or other obligations at any time owing by Agent, such Lender, such L/C Issuer or any of their respective Affiliates to or for the credit or the account of any Borrower or any other Credit Party against any Obligation of any Credit Party now or hereafter existing, whether or not any demand was made under any Loan Document with respect to such Obligation and even though such Obligation may be unmatured. No Lender or L/C Issuer shall exercise any such right of setoff without the prior consent of Agent or Required Lenders. Each of Agent, each Lender and each L/C Issuer agrees promptly to notify the Borrowers and Agent after any such setoff and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 9.11 are in addition to any other rights and remedies (including other rights of setoff) that Agent, the Lenders, the L/C Issuer, their Affiliates and the other Secured Parties, may have.
(e)    Sharing of Payments, Etc. If any Lender, directly or through an Affiliate or branch office thereof, obtains any payment of any Obligation of any Credit Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC, in the case of the US Credit Parties or the PPSA, in the case of the Canadian Credit Parties) of Collateral) other than pursuant to Section 9.9 or Article X and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed by, Agent in accordance with the provisions of the Loan Documents, such Lender shall purchase for cash from other Lenders such participations in their

Obligations as necessary for such Lender to share such excess payment with such Lenders to ensure such payment is applied as though it had been received by Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of the Borrowers, applied to repay the Obligations in accordance herewith); provided, however, that (a) if such payment is rescinded or otherwise recovered from such Lender or L/C Issuer in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender or L/C Issuer without interest and (b) such Lender shall, to the fullest extent permitted by applicable Requirements of Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Credit Party in the amount of such participation. If a Non-Funding Lender receives any such payment as described in the previous sentence, such Lender shall turn over such payments to Agent in an amount that would satisfy the cash collateral requirements set forth in subsection 1.11(e).
9.12    Counterparts; Facsimile Signature. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.
9.13    Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.
9.14    Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.
9.15    Independence of Provisions. The parties hereto acknowledge that this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.
9.16    Interpretation. This Agreement is the result of negotiations among and has been reviewed by counsel to Credit Parties, Agent, each Lender and other parties hereto, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Lenders or Agent merely because of Agent’s or Lenders’ involvement in the preparation of such documents and agreements. Without limiting the generality of the foregoing, each of the parties hereto has had the advice of counsel with respect to Sections 9.18 and 9.19.
9.17    No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the L/C Issuers party hereto, Agent and, subject to the provisions of Section 8.11, each other Secured Party, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan

Documents. Neither Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or the other Loan Documents.
9.18    Governing Law and Jurisdiction.
(a)    Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).
(b)    Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, the Borrowers and each other Credit Party executing this Agreement hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent Agent determines that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents. The parties hereto (and, to the extent set forth in any other Loan Document, each other Credit Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.
(c)    Service of Process. Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified United States mail or Canada Post, postage prepaid) to the address of the applicable Borrower specified herein (and shall be effective when such mailing shall be effective, as provided therein). Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(d)    Non-Exclusive Jurisdiction. Nothing contained in this Section 9.18 shall affect the right of Agent or any Lender to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.
9.19    Waiver of Jury Trial. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED

HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.
9.20    Entire Agreement; Release; Survival.
(a)    THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND ANY PRIOR LETTER OF INTEREST, COMMITMENT LETTER, CONFIDENTIALITY AND SIMILAR AGREEMENTS INVOLVING ANY CREDIT PARTY AND ANY LENDER OR ANY L/C ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES RELATING TO A FINANCING OF SUBSTANTIALLY SIMILAR FORM, PURPOSE OR EFFECT OTHER THAN THE FEE LETTER. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT, THE TERMS OF THIS AGREEMENT SHALL GOVERN (UNLESS OTHERWISE EXPRESSLY STATED IN SUCH OTHER LOAN DOCUMENTS OR SUCH TERMS OF SUCH OTHER LOAN DOCUMENTS ARE NECESSARY TO COMPLY WITH APPLICABLE REQUIREMENTS OF LAW, IN WHICH CASE SUCH TERMS SHALL GOVERN TO THE EXTENT NECESSARY TO COMPLY THEREWITH).
(b)    Execution of this Agreement by the Credit Parties constitutes a full, complete and irrevocable release of any and all claims which each Credit Party may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Loan Documents. In no event shall any Indemnitee be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). Each Borrower and each other Credit Party signatory hereto hereby waives, releases and agrees (and shall cause each other Credit Party to waive, release and agree) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
(c)    (i) Any indemnification or other protection provided to any Indemnitee pursuant to this Section 9.20, Sections 9.5 (Costs and Expenses) and 9.6 (Indemnity) and Articles VIII (Agent) and X (Taxes, Yield Protection and Illegality), (ii) the provisions of Section 8.1 of the Guaranty and Security Agreement and (iii) the provisions of Section 8.1 of the Canadian Guaranty and Security Agreement, in each case, shall (x) survive the termination of the Revolving Loan Commitments and the Canadian Revolving Loan Commitments and the payment in full of all other Obligations and (y) with respect to clause (i) above, inure to the benefit of any Person that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and permitted assigns.
9.21    Patriot Act. Each Lender that is subject to the Patriot Act hereby notifies the Credit Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act.

9.22    Replacement of Lender. Within forty-five days after: (i) receipt by the Borrowers of written notice and demand from any Lender that is not Agent or an Affiliate of Agent (an “Affected Lender”) for payment of additional costs as provided in Sections 10.1, 10.3 and/or 10.6; or (ii) any failure by any Lender (other than Agent or an Affiliate of Agent) to consent to a requested amendment, waiver or modification to any Loan Document in which Required Lenders have already consented to such amendment, waiver or modification but the consent of each Lender (or each Lender directly affected thereby, as applicable) is required with respect thereto, the Borrowers may, at their option, notify Agent and such Affected Lender (or such non-consenting Lender) of the Borrowers’ intention to obtain, at the Borrowers’ expense, a replacement Lender (“Replacement Lender”) for such Affected Lender (or such non-consenting Lender), which Replacement Lender shall be reasonably satisfactory to Agent. In the event the Borrowers obtain a Replacement Lender within forty-five (45) days following notice of their intention to do so, the Affected Lender (or such non-consenting Lender) shall sell and assign its Loans and Commitments to such Replacement Lender, at par, provided that the Borrowers have reimbursed such Affected Lender for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment. In the event that a replaced Lender does not execute an Assignment pursuant to Section 9.9 within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 9.22 and presentation to such replaced Lender of an Assignment evidencing an assignment pursuant to this Section 9.22, the Borrowers shall be entitled (but not obligated) to execute such an Assignment on behalf of such replaced Lender, and any such Assignment so executed by the Borrowers, the Replacement Lender and Agent, shall be effective for purposes of this Section 9.22 and Section 9.9. Notwithstanding the foregoing, with respect to a Lender that is a Non-Funding Lender or an Impacted Lender, Agent may, but shall not be obligated to, obtain a Replacement Lender and execute an Assignment on behalf of such Non-Funding Lender or Impacted Lender at any time with three (3) Business Days’ prior notice to such Lender (unless notice is not practicable under the circumstances) and cause such Lender’s Loans and Commitments to be sold and assigned, in whole or in part, at par. Upon any such assignment and payment and compliance with the other provisions of Section 9.9, such replaced Lender shall no longer constitute a “Lender” for purposes hereof; provided, any rights of such replaced Lender to indemnification hereunder shall survive.
9.23    Joint and Several. The obligations of the US Credit Parties hereunder and under the other Loan Documents with respect to the US Obligations are joint and several. The obligations of the Credit Parties hereunder and under the other Loan Documents with respect to the Canadian Obligations are joint and several. Without limiting the generality of the foregoing, reference is herein made to Article II of the Guaranty and Security Agreement, to which the obligations of Borrowers and the other Credit Parties are subject and Article II of the Canadian Guaranty and Security Agreement, to which the obligations of Canadian Borrower and the other Canadian Credit Parties are subject.
9.24    Creditor-Debtor Relationship. The relationship between Agent, each Lender and the L/C Issuer, on the one hand, and the Credit Parties, on the other hand, is solely that of creditor and debtor. No Secured Party has any fiduciary relationship or duty to any Credit Party arising out of or in connection with, and there is no agency, tenancy or joint venture relationship between the

Secured Parties and the Credit Parties by virtue of, any Loan Document or any transaction contemplated therein.
9.25    Actions in Concert. Notwithstanding anything contained herein to the contrary, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights against any Credit Party arising out of this Agreement or any other Loan Document (including exercising any rights of setoff) without first obtaining the prior written consent of Agent or Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the other Loan Documents shall be taken in concert and at the direction or with the consent of Agent or Required Lenders.
9.26    Judgment Currency; Contractual Currency.
(a)    If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.26 referred to as the “Judgment Currency”) an amount due under any Loan Document in any currency (the “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the rate of exchange prevailing on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of any proceeding in the courts of any jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 9.26 being hereinafter referred to as the “Judgment Conversion Date”).
(b)    If, in the case of any proceeding in the court of any jurisdiction referred to in subsection 9.26(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due, applicable Credit Party shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date. Any amount due from a Credit Party under this subsection 9.26(b) shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of any of the Loan Documents.
(c)    If, in the case of any proceeding in the court of any jurisdiction referred to in subsection 9.26(a), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual receipt for value of the amount due and as a result any Lender has actually received in the Judgment Currency an amount that, when converted at the rate of exchange prevailing on the date of payment, could produce an amount in excess of the amount of the Obligation Currency which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date, then the applicable Lender shall remit to the applicable Credit Party such excess without interest.

(d)    The term “rate of exchange” in this Section 9.26 means the rate of exchange at which Agent could in accordance with its customary parties, on the relevant date at or about 1:00 p.m. (New York time), purchase the Obligation Currency with the Judgment Currency.
(e)    Any amount received or recovered by Agent in respect of any sum expressed to be due to it (whether for itself or as trustee for any other person) from any Credit Party under this Agreement or under any of the other Loan Documents in a currency other than the currency (the “Contractual Currency”) in which such sum is so expressed to be due (whether as a result of, or from the enforcement of, any judgment or order of a court or tribunal of any jurisdiction, the winding-up of a Credit Party or otherwise) shall only constitute a discharge of such Credit Party to the extent of the amount of the Contractual Currency that Agent is able, in accordance with its usual practice, to purchase with the amount of the currency so received or recovered on the date of receipt or recovery (or, if later, the first date on which such purchase is practicable). If the amount of the Contractual Currency so purchased is less than the amount of the Contractual Currency so expressed to be due, such Credit Party shall indemnify Agent against any loss sustained by it as a result, including the cost of making any such purchase.
9.27    Loan Documents in English. It is the express wish of the parties that this Agreement, any Loan Document and any related document be drawn up and executed in English. Les parties conviennent que la présente convention et tous les documents s’y rattachant soient rédigés et signés en anglais.
9.28    No Deemed Subordination. The reference to Permitted Liens herein or in any other Loan Document is not intended to subordinate and shall not subordinate, and shall not be interpreted as subordinating, any Lien created by any of the Loan Documents in favor of the Agent or Lenders to any such Permitted Lien.
9.29    Affirmation of Obligations. Upon the effectiveness of this Agreement pursuant to Section 2.1 hereof, from and after the Closing Date: (a) the terms and conditions of the Existing Credit Agreement shall be amended as set forth herein and, as so amended, shall be restated in their entirety, but only with respect to the rights, duties and obligations among Credit Parties, the Lenders and the Agent accruing from and after the Closing Date; (b) this Agreement shall not in any way release or impair the rights, duties, Obligations or Liens created pursuant to the Existing Credit Agreement or any other Loan Document (as defined therein) or affect the relative priorities thereof, in each case, to the extent in force and effect thereunder as of the Closing Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such rights, duties, Obligations and Liens are assumed, ratified and affirmed by each of the Credit Parties; (c) all indemnification obligations of the Credit Parties under the Existing Credit Agreement and any other Loan Documents (as defined therein) shall survive the execution and delivery of this Agreement and shall continue in full force and effect for the benefit of the Lenders, the Agent and any other Person indemnified under the Existing Credit Agreement or any other Loan Document (as defined therein) at any time prior to the Closing Date; (d) the Obligations incurred under the Existing Credit Agreement shall, to the extent outstanding on the Closing Date, continue outstanding under this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall not constitute a refinancing, substitution or novation of such Obligations or any of the other rights, duties and obligations of the parties hereunder, and the terms “Obligations”, “Guaranteed Obligations” and “Secured Obligations” as such terms are used in the Loan Documents shall include the Obligations as modified, amended and restated under this Agreement; (e) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent (as defined therein) under the Existing Credit Agreement, nor constitute a waiver of any covenant, agreement or obligation under the Existing Credit Agreement, except to the extent that any such covenant, agreement or obligation is no longer set forth herein or is modified hereby; (f) any and all references to the Existing Credit Agreement in any Collateral Document or other Loan Document shall, without further action of the parties, be deemed a reference to the Existing Credit Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended, restated, supplemented or otherwise modified from time to time and any and all references to the Collateral Documents or Loan Documents in any such Collateral Documents or any other Loan Documents shall be deemed a reference to the Collateral Documents or Loan Documents under the Existing Credit Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended, restated, supplemented or otherwise modified from time to time; and (g) the Liens granted pursuant to the Collateral Documents to which each of the Credit Parties is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the Closing Date.
ARTICLE X.
TAXES, YIELD PROTECTION AND ILLEGALITY
10.1    Taxes.
(t)    Except as otherwise provided in this Section 10.1, each payment by any Credit Party under any Loan Document shall be made free and clear of all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any Governmental Authority and all liabilities with respect thereto (and without deduction for any of them) (collectively, but excluding Excluded Taxes, the “Taxes”).
(u)    If any Taxes shall be required by any Requirement of Law to be deducted from or in respect of any amount payable under any Loan Document to any Secured Party (i) such amount shall be increased as necessary to ensure that, after all required deductions for Taxes are made (including deductions applicable to any increases to any amount under this Section 10.1), such Secured Party receives the amount it would have received had no such deductions been made, (ii) the relevant Credit Party shall make such deductions, (iii) the relevant Credit Party shall timely pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable Requirements of Law and (iv) within 30 days after such payment is made, the relevant Credit Party shall deliver to Agent an original or certified copy of a receipt evidencing such payment or other evidence of payment reasonably satisfactory to Agent.
(v)    In addition, the Borrowers agree to pay, and authorize Agent to pay in their name, any stamp, documentary, excise or property tax, charges or similar levies imposed by any applicable Requirement of Law or Governmental Authority and all Liabilities with respect thereto (including by reason of any delay in payment thereof), in each case arising from the execution, delivery or registration of, or otherwise with respect to, any Loan Document or any transaction contemplated therein (collectively, “Other Taxes”). The Swingline Lender may, without any need for notice, demand or consent from the Borrowers, by making funds available to Agent in the amount equal to any such payment, make a Swing Loan to the US Borrower in such amount, the proceeds of which shall be used by Agent in whole to make such payment. Within 30 days after the date of any payment of Other Taxes by any Credit Party, the Borrowers shall furnish to Agent, at its address referred to in Section 9.2, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably satisfactory to Agent.
(w)    The Borrowers shall reimburse and indemnify, within 30 days after receipt of demand therefor (with copy to Agent), each Secured Party for all Taxes and Other Taxes (including any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 10.1) paid by such Secured Party and any Liabilities arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. A certificate of the Secured Party (or of Agent on behalf of such Secured Party) claiming any compensation under this clause (d), setting forth the amounts to be paid thereunder and delivered to the Borrowers with copy to Agent, shall be conclusive, binding and final for all purposes, absent manifest error. In determining such amount, Agent and such Secured Party may use any reasonable averaging and attribution methods.
(x)    Any Lender claiming any additional amounts payable pursuant to this Section 10.1 shall use its commercially reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its Lending Office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.
(y)    (i) Each Non-U.S. Lender Party that, at any of the following times, is entitled to an exemption from United States withholding tax or is subject to such withholding tax at a reduced rate under an applicable tax treaty, shall (w) on or prior to the date such Non-U.S. Lender Party becomes a “Non-U.S. Lender Party” hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this clause (i) and (z) from time to time if requested by US Borrower or Agent (or, in the case of a participant or SPV, the relevant Lender), provide Agent and the Borrowers (or, in the case of a participant or SPV, the relevant Lender) with two completed originals of each of the following, as applicable: (A) Forms W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business), W-8BEN (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) and/or W-8IMY (together with appropriate forms, certifications and supporting statements) or any successor forms, (B) in the case of a Non-U.S. Lender Party claiming exemption under Sections 871(h) or 881(c) of the Code, Form W-8BEN (claiming exemption from U.S. withholding tax under the portfolio interest exemption) or any successor form and a certificate in form and substance acceptable to Agent that such Non-U.S. Lender Party is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the US Borrower within the meaning of Section 881(c)(3)(B) of the Code or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code or (C) any other applicable document prescribed by the IRS certifying as to the entitlement of such Non-U.S. Lender Party to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender Party under the Loan Documents. Unless the US Borrower and Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender Party are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the applicable Credit Parties and Agent shall withhold amounts required to be withheld by applicable Requirements of Law from such payments at the applicable statutory rate.
(i)    Each U.S. Lender Party shall (A) on or prior to the date such U.S. Lender Party becomes a “U.S. Lender Party” hereunder, (B) on or prior to the date on which any such form or certification expires or becomes obsolete, (C) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this clause (f) and (D) from time to time if requested by the US Borrower or Agent (or, in the case of a participant or SPV, the relevant Lender), provide Agent and the US Borrower (or, in the case of a participant or SPV, the relevant Lender) with two completed originals of Form W-9 (certifying that such U.S. Lender Party is entitled to an exemption from U.S. backup withholding tax) or any successor form.
(ii)    Each Lender having sold a participation in any of its Obligations or identified an SPV as such to Agent shall collect from such participant or SPV the documents described in this clause (f) and provide them to Agent.
(iii)    If a payment made to a Non-U.S. Lender Party would be subject to United States federal withholding tax imposed by FATCA if such Non-U.S. Lender Party fails to comply with the applicable reporting requirements of FATCA, such Non-U.S. Lender Party shall deliver to Agent and US Borrower any documentation under any Requirement of Law or reasonably requested by the Agent or US Borrower sufficient for Agent or US Borrower to comply with their obligations under FATCA and to determine that such Non-U.S. Lender has complied with such applicable reporting requirements.
(z)    Prior to becoming a Canadian Revolving Lender under this Agreement, each Person that is resident for the purposes of the Income Tax Act (Canada) in a jurisdiction outside of Canada (a “Canadian Foreign Lender”) shall provide to Canadian Borrower (with a copy to Agent) a form, certificate or document from the CRA, if available, and otherwise from the Canadian Foreign Lender certifying that the Canadian Foreign Lender is exempt from Canadian withholding tax or entitled to a reduction in Canadian withholding taxes, as applicable, under the laws of Canada or under an applicable tax treaty between Canada and the jurisdiction in which the Canadian Foreign Lender is resident (“Canadian Withholding Tax Exemption Certificate”). Thereafter, each Canadian Foreign Lender shall within fifteen (15) days after a reasonable written request of Canadian Borrower or Agent from time to time, provide to Canadian Borrower (with a copy to Agent) a Canadian Withholding Tax Exemption Certificate. If a Canadian Foreign Lender is not entitled to an exemption from Canadian withholding taxes with respect to payments to be made to such Canadian Revolving Lender under this Agreement or under the Canadian Revolving Note or does not provide a Canadian Withholding Tax Exemption Certificate within the time periods set forth in the preceding sentence, Canadian Borrower shall withhold taxes from payments to such Canadian Foreign Lender at the applicable statutory rate. Where the Canadian Foreign Lender has delivered to Canadian Borrower a Canadian Withholding Tax Exemption Certificate certifying that the Canadian Foreign Lender is entitled to a reduction in Canadian withholding taxes, such withholding shall be reduced under the provisions of any applicable tax treaty between Canada and the jurisdiction in which the Canadian Foreign Lender is resident. The provision of a Canadian Withholding Tax Exemption Certificate shall not relieve the Canadian Borrower of its obligation to pay additional amounts under Section 10.1(b) hereof.
10.2    Illegality. If after the date hereof any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make LIBOR Rate Loans, on notice thereof by such Lender to the relevant Borrower through Agent, the obligation of that Lender to make LIBOR Rate Loans shall be suspended until such Lender shall have notified Agent and the relevant Borrower that the circumstances giving rise to such determination no longer exists.
(m)    Subject to clause (c) below, if any Lender shall determine that it is unlawful to maintain any LIBOR Rate Loan, the applicable Borrower shall prepay in full all LIBOR Rate Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Rate Loans, to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Rate Loans, together with any amounts required to be paid in connection therewith pursuant to Section 10.4.
(n)    If the obligation of any Lender to make or maintain LIBOR Rate Loans has been terminated, the applicable Borrower may elect, by giving notice to such Lender through Agent that all Loans which would otherwise be made by any such Lender as LIBOR Rate Loans shall be instead Base Rate Loans.
(o)    Before giving any notice to Agent pursuant to this Section 10.2, the affected Lender shall designate a different Lending Office with respect to its LIBOR Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.
10.3    Increased Costs and Reduction of Return.
(e)    If any Lender or L/C Issuer shall determine that, due to either (i) the introduction of, or any change in, or in the interpretation of, any Requirement of Law or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in the case of either clause (i) or (ii) subsequent to the date hereof, there shall be any increase in the cost to such Lender or L/C Issuer of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, or of Issuing or maintaining any Letter of Credit, then the applicable Borrower shall be liable for, and shall from time to time, within thirty (30) days of demand therefor by such Lender or L/C Issuer (with a copy of such demand to Agent), pay to Agent for the account of such Lender or L/C Issuer, additional amounts as are sufficient to compensate such Lender or L/C Issuer for such increased costs; provided, that such Borrower shall not be required to compensate any Lender or L/C Issuer pursuant to this subsection 10.3(a) for any increased costs incurred more than 180 days prior to the date that such Lender or L/C Issuer notifies the applicable Borrower, in writing of the increased costs and of such Lender’s or L/C Issuer’s intention to claim compensation thereof; provided, further, that if the circumstance giving rise to such increased costs is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
(f)    If any Lender or L/C Issuer shall have determined that:
(ix)    the introduction of any Capital Adequacy Regulation;
(x)    any change in any Capital Adequacy Regulation;
(xi)    any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof; or
(xii)    compliance by such Lender or L/C Issuer (or its Lending Office) or any entity controlling the Lender or L/C Issuer, with any Capital Adequacy Regulation;
affects the amount of capital required or expected to be maintained by such Lender or L/C Issuer or any entity controlling such Lender or L/C Issuer and (taking into consideration such Lender’s or such entities’ policies with respect to capital adequacy and such Lender’s or L/C Issuer’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, within thirty (30) days of demand of such Lender or L/C Issuer (with a copy to Agent), the applicable Borrower shall pay to such Lender or L/C Issuer, from time to time as specified by such Lender or L/C Issuer, additional amounts sufficient to compensate such Lender or L/C Issuer (or the entity controlling the Lender or L/C Issuer) for such increase; provided, that such Borrower shall not be required to compensate any Lender or L/C Issuer pursuant to this subsection 10.3(b) for any amounts incurred more than 180 days prior to the date that such Lender or L/C Issuer notifies the applicable Borrower, in writing of the amounts and of such Lender’s or L/C Issuer’s intention to claim compensation thereof; provided, further, that if the event giving rise to such increase is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
(g)    Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a change in a Requirement of Law under subsection (a) above and/or a change in a Capital Adequacy Regulation under subsection (b) above, as applicable, regardless of the date enacted, adopted or issued and (ii) all requests, rules, guidelines or directives promulgated by the Bank of International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a change in a Requirement of Law under subsection (a) above and/or change in a Capital Adequacy Regulation under subsection (b) above, as applicable, regardless of the date enacted, adopted or issued.

10.4    Funding Losses. The relevant Borrower agrees to reimburse each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:
(p)    the failure of such Borrower to make any payment or mandatory prepayment of principal of any LIBOR Rate Loan (including payments made after any acceleration thereof);
(q)    the failure of the relevant Borrower to borrow, continue or convert a Term Loan, US Revolving Loan or Canadian Revolving Loan, as the case may be, after such Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation of Loans;
(r)    the failure of any Borrower to make any prepayment after such Borrower has given a notice in accordance with Section 1.7;
(s)    the prepayment (including pursuant to Section 1.8) of a LIBOR Rate Loan on a day which is not the last day of the Interest Period with respect thereto; or
(t)    the conversion pursuant to Section 1.6 of any LIBOR Rate Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period;
including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained; provided that, with respect to the expenses described in clauses (d) and (e) above, such Lender shall have notified Agent of any such expense within two (2) Business Days of the date on which such expense was incurred. Solely for purposes of calculating amounts payable by any Borrower to the Lenders under this Section 10.4 and under subsection 10.3(a): each LIBOR Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the interest rate for such LIBOR Rate Loan by a matching deposit or other borrowing in the interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan is in fact so funded.
10.5    Inability to Determine Rates. If Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Rate Loan or that the LIBOR applicable pursuant to subsection 1.3(a) for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, Agent will forthwith give notice of such determination to the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until Agent revokes such notice in writing. Upon receipt of such notice, the relevant Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation of Loans then submitted by it. If such Borrower does not revoke such notice, the relevant Lenders shall make, convert or continue the applicable Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Base Rate Loans.

10.6    Reserves on LIBOR Rate Loans. The relevant Borrower shall pay to each relevant Lender, as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional costs on the unpaid principal amount of each LIBOR Rate Loan equal to actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), payable on each date on which interest is payable on such Loan provided the relevant Borrower shall have received at least fifteen (15) days’ prior written notice (with a copy to Agent) of such additional interest from the relevant Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest shall be payable fifteen (15) days from receipt of such notice.
10.7    Certificates of Lenders. Any Lender claiming reimbursement or compensation pursuant to this Article X shall deliver to the Borrowers (with a copy to Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.
ARTICLE XI.
DEFINITIONS
11.1    Defined Terms. The following terms are defined in the Sections or subsections referenced opposite such terms:

“956 Impact”	4.13(c)
“Affected Lender”	9.22
“Agent Report”	8.5(c)
“Aggregate Excess Funding Amount”	1.11(e)(iv)
“Borrower Materials”	9.10(e)
“Borrowers”	Preamble
“Canadian Borrower”	Preamble
“Canadian Eligible Accounts”	1.13(b)
“Canadian Eligible Inventory”	1.14(b)
“Canadian Foreign Lender”	10.1(g)
“Canadian Overadvance”	1.1(e)(iii)
“Canadian Revolving Credit Facility”	1.1(e)(i)
“Canadian Revolving Loan”	1.1(e)(i)
“Canadian Revolving Loan Commitment”	1.1(e)(i)
“Canadian Withholding Tax Exemption Certificate”	10.1(g)
“Capital Expenditures”	Exhibit 4.2(b)
“Consolidated EBITDA”	Exhibit 4.2(b)
“Consolidated Net Interest Expense”	Exhibit 4.2(b)
“Contractual Currency”	9.26(e)
“Existing Agent”	Recitals
“Existing Credit Agreement”	Recitals

“Existing Lenders”	Recitals
“Event of Default”	7.1
“Fee Letter”	1.9(a)
“Fixed Charge Coverage Ratio”	Exhibit 4.2(b)
“GE Capital”	Preamble
“Holdings”	Preamble
“Indemnified Matters”	9.6(a)
“Indemnitees”	9.6(a)
“Intercompany Notes”	5.4(b)
“Interest Expense”	Exhibit 4.2(b)
“Investments”	5.4(b)
“Judgment Conversion Date”	9.26(a)
“Judgment Currency”	9.26(a)
“L/C Reimbursement Agreement”	1.1(c)(i)(C)
“L/C Reimbursement Date”	1.1(c)(v)
“L/C Request”	1.1(c)(ii)
“L/C Reserve Account”	1.17(b)(i)
“L/C Sublimit”	1.1(c)(i)(A)
“Letter of Credit Fee”	1.9(c)
“Maximum Lawful Rate”	1.3(d)
“Maximum Revolving Loan Balance”	1.1(b)
“MNPI”	9.10(a)
“Modified Fixed Charge Coverage Ratio”	Exhibit 4.2(b)
“Net Capital Expenditures”	Exhibit 4.2(b)
“Net Interest Expense”	Exhibit 4.2(b)
“Notice of Conversion/Continuation of Loans”	1.6(a)
“Obligation Currency”	9.26(a)
“OFAC”	3.28
“Other Taxes”	10.1(c)
“Permitted Liens”	5.1
“Register”	1.4(b)
“Restricted Payments”	5.11
“Replacement Lender”	9.22
“Revolving Loan Commitment”	1.1(b)(i)
“Sale”	9.9(b)
“SDN List”	3.28
“Settlement Date”	1.11(b)
“Swing Loan”	1.1(d)
“Swingline Request”	1.1(c)(ii)
“Tax Returns”	3.10
“Taxes”	10.1(a)
“Term Lender”	1.1(a)

“Term Loan”	1.1(a)
“Term Loan Commitment”	1.1(a)
“Terrorist Lists”	3.28
“Triggering Event”	4.2(d)
“Unpaid Drawing”	1.17(b)(i)
“Unused Commitment Fee”	1.9(b)
“US Borrower”	Preamble
“US Eligible Accounts”	1.13(a)
“US Eligible Inventory”	1.14(a)
“US Overadvance”	1.1(b)(iii)
“US Revolving Credit Facility”	1.1(b)(i)
“US Revolving Loan”	1.1(b)

In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:
“Account” means, as at any date of determination, all “accounts” (as such term is defined in the UCC in the case of the US Credit Parties or the PPSA in the case of the Canadian Credit Parties) and all “claims” (for purposes of the Civil Code of Quebec) of the Canadian Credit Parties, including, without limitation, the unpaid portion of the obligation of a customer of a Credit Party in respect of Inventory or Equipment purchased by and shipped to such customer, Equipment leased to such customer and/or the rendition of services by a Credit Party, as stated on the respective invoice of a Credit Party, net of any credits, rebates or offsets owed to such customer.
“Account Debtor” means the customer of a Credit Party who is obligated on or under an Account.
“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of fifty percent (50%) of the Stock and Stock Equivalents of any Person or otherwise causing any Person to become a Subsidiary of any Borrower, or (c) a merger or consolidation or any other combination with another Person.
“Adjusted Availability” means (1) the lesser of (a) the sum of the US Borrowing Base and the Canadian Borrowing Base (as calculated pursuant to the Borrowing Base Certificate) in effect from time to time, and (b) the Aggregate Revolving Loan Commitment then in effect less those Reserves imposed by Agent in its Permitted Discretion, less (2) the sum of (a) the aggregate outstanding principal balance of the Revolving Loans, plus (b) the aggregate amount of Letter of Credit Obligations, plus (c) outstanding Swing Loans.
“Affiliate” means, with respect to any Person, each officer, director, general partner or joint-venturer of such Person and any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person; provided, however, that no Secured Party shall be an Affiliate of any Credit Party or of any Subsidiary of any Credit Party solely by reason of the provisions of the Loan Documents. For purposes of this definition, “control” means the possession of either (a) the power to vote, or the beneficial ownership of, 50% or more of the voting Stock of such Person (either directly or through the ownership of Stock Equivalents) or (b) the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Agent” means GE Capital in its capacity as administrative agent for the Lenders hereunder, and any successor administrative agent.
“Aggregate Canadian Revolving Loan Commitment” means the combined Canadian Revolving Loan Commitments of the Canadian Revolving Lenders, which shall initially be in the amount of $10,000,000, as such amount may be reduced from time to time pursuant to this Agreement.
“Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the US Revolving Lenders, which shall initially be in the amount of $35,000,000, as such amount may be reduced from time to time pursuant to this Agreement.
“Aggregate Term Loan Commitment” means the combined Term Loan Commitments of the Term Lenders, which shall initially be in the amount of $40,000,000, as such amount may be reduced from time to time pursuant to this Agreement.
“Applicable Margin” means with respect to Term Loans, Revolving Loans and Swing Loans: (i) if a Base Rate Loan, two and three-quarters percent (2.75%) per annum and (ii) if a LIBOR Rate Loan, three and three-quarters percent (3.75%) per annum. Notwithstanding anything herein to the contrary, Swing Loans may not be LIBOR Rate Loans.
“Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) that (a) (i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the Ordinary Course of Business or (ii) temporarily warehouses loans for any Lender or any Person described in clause (i) above and (b) is advised or managed by (i) such Lender, (ii) any Affiliate of such Lender or (iii) any Person (other than an individual) or any Affiliate of any Person (other than an individual) that administers or manages such Lender.
“Assignment” means an assignment agreement entered into by a Lender, as assignor, and any Person, as assignee, pursuant to the terms and provisions of Section 9.9 (with the consent of any party whose consent is required by Section 9.9), accepted by Agent, substantially in the form of Exhibit 11.1(a) or any other form approved by Agent.
“Attorney Costs” means and includes all reasonable fees and disbursements of any law firm or other external counsel.
“Availability” means, as of any date of determination, the amount by which (a) the Maximum Revolving Loan Balance, exceeds (b) the aggregate outstanding principal balance of US Revolving Loans.

“Bank Products” means any one or more of the following types of services or facilities extended to the US Credit Parties by a Person who at the time such services or facilities were extended was a US Revolving Lender or Agent (or any Affiliate of a US Revolving Lender or Agent): (a) any treasury or other cash management services, including (i) deposit account, (ii) automated clearing house (ACH) origination and other funds transfer, (iii) depository (including cash vault and check deposit), (iv) zero balance accounts and sweep, and other ACH transactions, (v) return items processing, (vi) controlled disbursement, (vii) positive pay, (viii) lockbox, (ix) account reconciliation and information reporting, (x) payables outsourcing, (xi) payroll processing and (xii) daylight overdraft facilities and (b) card services, including (i) credit card (including purchasing card and commercial card), (ii) prepaid card, including payroll, stored value and gift cards, (iii) merchant services processing, and (iv) debit card services.
“Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978.
“Base Rate” means, for any day, a rate per annum equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by Agent) or any similar release by the Federal Reserve Board (as determined by Agent), (b) the sum of 0.50% per annum and the Federal Funds Rate, and (c) the sum of (x) LIBOR calculated for each such day based on an Interest Period of three months determined two (2) Business Days prior to such day (but for the avoidance of doubt, not less than one and one-half percent (1.50%) per annum), plus (y) the excess of the Applicable Margin for LIBOR Rate Loans over the Applicable Margin for Base Rate Loans, in each instance, as of such day. Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in the “bank prime loan” rate, the Federal Funds Rate or LIBOR for an Interest Period of three months.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Credit Party incurs or otherwise has any obligation or liability, contingent or otherwise.
“Borrowing” means a borrowing hereunder consisting of Loans made to or for the benefit of either Borrower made on the same day by the Lenders pursuant to Article I.
“Borrowing Base Certificate” means a certificate of the US Borrower and the Canadian Borrower, on behalf of each Credit Party, in substantially the form of Exhibit 11.1(b) hereto (with such modifications as the Agent may require in its Permitted Discretion), duly completed as of a date acceptable to Agent in its sole discretion.
“Business Day” means any day that is not a Saturday, Sunday or a day on which banks are required or authorized to close in New York City and, when determined in connection with notices and determinations in respect of LIBOR or any LIBOR Rate Loan or any funding, conversion, continuation, Interest Period or payment of any LIBOR Rate Loan, that is also a day on which dealings in US Dollar deposits are carried on in the London interbank market.
“CAM Exchange” shall mean the exchange of the Lenders’ interests provided for in Section 1.17.
“CAM Exchange Date” shall mean the date on which (a) any event referred to in subsection 7.1(f) or (g) shall occur in respect of any Credit Party or (b) an acceleration of the Loans and other obligations hereunder pursuant to Section 7.2 shall occur.
“CAM Percentage” shall mean, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Equivalent Amount of US Dollars of the Obligations owed to such Lender and such Lender’s participation in the aggregate Letter of Credit Obligations immediately prior to the CAM Exchange Date and (b) the denominator shall be the aggregate Equivalent Amount of US Dollars of the Obligations owed to all the Lenders and the aggregate Letter of Credit Obligations immediately prior to such CAM Exchange Date. For purposes of computing each Lender’s CAM Percentage, all Obligations and Letter of Credit Obligations which are denominated in a currency other than US Dollars shall be translated into US Dollars at the rate of exchange in effect on the CAM Exchange Date.
“Canadian Benefit Plans” means any plan, fund, program, or policy, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, providing employee benefits, including medical, hospital care, dental, sickness, accident, disability, life insurance, pension, retirement or savings benefits, under which any Credit Party has any liability with respect to any employee or former employee, but excluding any Canadian Pension Plans.
“Canadian Borrowing Base” means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:
(p)    85% of the book value of Canadian Eligible Accounts at such time;
(q)    the lesser of (i) 50% of the net book value of Canadian Eligible Inventory valued at the lower of cost or market on a first-in, first-out basis, and (ii) $750,000;
(r)    the lesser of (i) 95% of the lesser of (x) the Net Orderly Liquidation Value and (y) the invoice cost, of Canadian Eligible New Sale Equipment Inventory and (ii) $2,000,000; and
(s)    85% of the Net Orderly Liquidation Value of Canadian Eligible Other Equipment;
less the sum of Reserves established by Agent at such time in its Permitted Discretion and the Canadian Liquidity Reserve.
“Canadian Commitment Percentage” means, as to any Canadian Revolving Lender, the percentage equivalent of such Canadian Revolving Lender’s Canadian Revolving Loan Commitment, divided by the Aggregate Canadian Revolving Loan Commitment; provided that following acceleration of the Loans, such term means, as to any Canadian Revolving Lender, the percentage equivalent of the principal amount of the Canadian Revolving Loans held by such Canadian Revolving Lender, divided by the aggregate principal amount of the Canadian Revolving Loans held by all Canadian Revolving Lenders.
“Canadian Credit Party” means the Canadian Borrower or Subsidiary thereof or any other direct or indirect Subsidiary of Holdings organized under the laws of a jurisdiction in Canada (or of Canada).
“Canadian Dollars” or “CDN$” means the lawful money of Canada.
“Canadian Eligible Aged Sale Equipment Inventory” means all Equipment that is owned by the Canadian Borrower which consists of new Equipment held for sale in the Ordinary Course of Business of the Canadian Borrower and owned or held by the Canadian Borrower for a period of six (6) months or greater, other than any Equipment that is described in any of clauses (a) through (h) of the definition of Canadian Eligible New Sale Equipment Inventory.
“Canadian Eligible Equipment” means all Canadian Eligible New Sale Equipment Inventory and Canadian Eligible Other Equipment.
“Canadian Eligible New Sale Equipment Inventory” means all Equipment that is owned by the Canadian Borrower, which consists of new Equipment held for sale in the Ordinary Course of Business of the Canadian Borrower and owned or held by the Canadian Borrower for a period of less than six (6) months, other than:
(a)    Equipment that is obsolete or unsaleable;
(b)    Equipment that is damaged or unfit for sale;
(c)    Equipment is located at any site if the aggregate value of Inventory and Equipment included in the Canadian Borrowing Base at any such location is less than $50,000;
(d)    Equipment that is placed on consignment or is leased or rented or is held for lease or rental by the Canadian Borrower to another Person or is used to service other Equipment;
(e)    Equipment that (1) is not located on premises owned, leased or rented by the Canadian Borrower and set forth in Schedule 3.21 or (2) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (3) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (4) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent or (5) is located outside of Canada or one of its territories;

(f)    Equipment that is in transit, except for Equipment in transit between domestic locations of Canadian Credit Parties as to which Agent’s Liens have been perfected at origin and destination; or
(g)    Equipment that is Canadian Excluded Equipment.
“Canadian Eligible Other Equipment” means all Canadian Eligible Aged Sale Equipment Inventory, Canadian Eligible Rental Equipment, Canadian Eligible Service Equipment and Canadian Eligible Used Sale Equipment.
“Canadian Eligible Rental Equipment” means all Equipment that is owned by the Canadian Borrower, which consists of Equipment rented or held for rental in the Ordinary Course of Business of the Canadian Borrower, other than:
(a)    Equipment that is obsolete or not rentable;
(b)    Equipment that is damaged or unfit for rental;
(c)    Equipment that is held for sale or used to service other Equipment;
(d)    Equipment that (1) is not located on premises owned, leased or rented by the Canadian Borrower and set forth in Schedule 3.21 or in transit to, or at the location of, a jobsite of a Person to whom such Equipment is rented in the ordinary course of business or (2) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (3) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (4) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent, or (5) is located outside of Canada or one of its territories;
(e)    Equipment that is subject to a rental agreement for a term of one year or longer unless the Canadian Borrower has a first priority security interest in such rental Equipment as against the creditors of the Person renting such Equipment; or
(f)    Equipment that is Canadian Excluded Equipment.
“Canadian Eligible Service Equipment” means all Equipment that is owned by Canadian Borrower and is used to service other Equipment in the Ordinary Course of Business of the Canadian Borrower, other than:
(a)    Equipment that is damaged or unfit for use in servicing other Equipment;
(b)    Equipment that is held for sale, lease or rental or that is leased, rented or placed on consignment;

(c)    Equipment that (1) is not located on premises owned, leased or rented by the Canadian Borrower and set forth in Schedule 3.21 or (2) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (3) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (4) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent, (5) is at, or is in transit to, a customer in the Ordinary Course of Business in Canada or (6) is located outside of Canada or one of its territories; or
(d)    Equipment that is Canadian Excluded Equipment.
“Canadian Eligible Used Sale Equipment” means all Equipment that is owned by the Canadian Borrower which consists of used Equipment held for sale in the Ordinary Course of Business of the Canadian Borrower, other than any Equipment that is described in any of clauses (a) through (h) of the definition of Canadian Eligible New Sale Equipment Inventory.
“Canadian Excluded Equipment” means any of the following Equipment of the Canadian Borrower:
(a)    Equipment subject to any licensing, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party for the sale or disposition of that Equipment (which consent has not been obtained) or the payment of any monies to any third party upon such sale or other disposition (to the extent of such monies);
(b)    Equipment that is not marked with, and identifiable by, serial number and/or manufacturer’s part number;
(c)    Equipment that consists of display items, tooling or replacement parts;
(d)    Equipment that consists of any costs associated with “freight in” charges;
(e)    Equipment that consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;
(f)    Equipment that is not covered by casualty insurance reasonably acceptable to Agent;
(g)    Equipment that is not owned by the Canadian Borrower or is subject to Liens other than Permitted Liens described in subsections 5.1(b), (c), (d) and (f) or rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure the Canadian Borrower’s performance with respect to that Equipment);
(h)    Equipment that is subject to the rights of suppliers under Section 81.1 of the Bankruptcy and Insolvency Act (Canada) and Equipment that is not subject to a first priority Lien in favor of Agent on behalf of itself and the Canadian Revolving Lenders, except for Liens described in subsection 5.1(d) (subject to Reserves); or
(i)    Equipment that is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except Liens in favor of Agent, on behalf of itself and the Canadian Revolving Lenders.
“Canadian Guaranty and Security Agreement” means the Security Agreement, dated as of November 14, 2011, made by the Canadian Borrower in favor of Agent, for the benefit of itself and the Canadian Revolving Lenders, as reaffirmed by the Canadian Reaffirmation Agreement, as the same may be amended, restated and/or modified from time to time.
“Canadian Liquidity Reserve” means, as of any date of determination, the sum (to the extent a positive number) of (a) the Canadian Borrowing Base at such time (without giving effect to any reduction for the Canadian Liquidity Reserve), minus (b) an amount equal to the sum of (x) (i) 85% of the book value of Canadian Eligible Accounts at such time, (ii) 50% of the book value of Canadian Eligible Inventory valued at the lower of cost or market on a first-in, first-out basis and (iii) the Net Orderly Liquidation Value of Canadian Eligible Equipment, divided by (y) 1.25.
“Canadian Obligations” means all Obligations owing by any Canadian Credit Party to Agent or any Canadian Revolving Lender.
“Canadian Pension Plans” means each pension plan required to be registered under Canadian federal or provincial law that is maintained or contributed to by a Credit Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.
“Canadian Reaffirmation Agreement” means the Reaffirmation Agreement, dated as of the Closing Date, made by the Canadian Borrower in favor of Agent, as the same may be amended, restated and/or modified from time to time.
“Canadian Revolving Lenders” means GE Capital, the other Canadian Revolving Lenders named on the signature pages of the Agreement, and, if any such Canadian Revolving Lender shall decide to assign all or any portion of the Canadian Obligations, such term shall include any assignee of such Canadian Revolving Lender.
“Canadian Revolving Note” means a promissory note of the Canadian Borrower payable to a Canadian Revolving Lender in substantially the form of Exhibit 11.1(d) hereto, evidencing Indebtedness of the Canadian Borrower under the Canadian Revolving Loan Commitment of such Canadian Revolving Lender.
“Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

“Capital Call Agreement” means that certain Capital Call Agreement dated as of May 7, 2012, by and among the Agent, Essex, Holdings and the Borrowers, as reaffirmed by the Reaffirmation Agreement dated as of the Closing Date by and among the Agent, Essex, Holdings and the Borrowers.
“Capital Contribution” has the meaning ascribed to it in the Capital Call Agreement.
“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, any Property by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP.
“Capital Lease Obligations” means, at any time, with respect to any Capital Lease, any lease entered into as part of any sale leaseback transaction of any Person or any synthetic lease, the amount of all obligations of such Person that is (or that would be, if such synthetic lease or other lease were accounted for as a Capital Lease) capitalized on a balance sheet of such Person prepared in accordance with GAAP.
“Cash Equivalents” means (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guarantied or insured by the federal government of the United States or Canada or (ii) issued by any agency of the federal government of the United States or Canada the obligations of which are fully backed by the full faith and credit of the federal government of the United States or Canada, as the case may be, (b) any readily-marketable direct obligations issued by any other agency of the federal government of the United States or Canada, any state of the United States, any province of Canada, or any political subdivision of any such state or province or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (c) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any Person organized under the laws of any state of the United States or any province of Canada, (d) any US Dollar-denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by (i) any Lender or (ii) any commercial bank that is (A) organized under the laws of the United States, any state thereof, the District of Columbia or Canada, (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $250,000,000 and (e) shares of any United States or Canadian money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $500,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States or Canada, as applicable; provided, however, that the maturities of all obligations specified in any of clauses (a), (b), (c) or (d) above shall not exceed 365 days.
“Chattel Paper” means any “chattel paper,” (as such term is defined in the UCC, in the case of the US Credit Parties or the PPSA, in the case of the Canadian Credit Parties), including electronic chattel paper and tangible chattel paper, now owned or hereafter acquired by any Credit Party, wherever located.
“CIPO” means the Canadian Intellectual Property Office.

“Closing Date” means March 12, 2013.
“Code” means the Internal Revenue Code of 1986.
“Collateral” means all Property and interests in Property and proceeds thereof now owned or hereafter acquired by any Credit Party, who has granted a Lien to Agent, in or upon which a Lien is granted or purported to be granted or now or hereafter exists in favor of any Lender or Agent for the benefit of Agent, Lenders and other Secured Parties, whether under this Agreement or under any other documents executed by any such Persons and delivered to Agent.
“Collateral Documents” means, collectively, the Guaranty and Security Agreement, the Canadian Guaranty and Security Agreement, the Reaffirmation Agreement, the Canadian Reaffirmation Agreement, the Mortgages, each Control Agreement, the Intercompany Notes, and all other security agreements, pledge agreements, patent, copyright and trademark security agreements, lease assignments, guaranties and other similar agreements, and all amendments, restatements, modifications or supplements thereof or thereto, by or between any one or more of any Credit Party, and any Lender or Agent for the benefit of Agent, the Lenders and other Secured Parties now or hereafter delivered to the Lenders or Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC, PPSA or comparable law) against any such Person as debtor in favor of any Lender or Agent for the benefit of Agent, the Lenders and the other Secured Parties, as secured party, as any of the foregoing may be amended, restated and/or modified from time to time.
“Commitment” means, for each Lender, the sum of its Revolving Loan Commitment, Canadian Revolving Loan Commitment and Term Loan Commitment.
“Competitor” means a distributor or renter of mobile cranes (including but not limited to boom trucks, truck mounted cranes and crawler cranes), tower cranes and/or other lifting equipment including forklifts and aerial work platforms, used in industrial or commercial heavy construction. In addition, a Competitor shall include any distributor of Manitowoc Crane Group products in the prior five years.
“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person: (a) with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (b) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (c) under any Rate Contracts; (d) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (e) for the obligations of another Person through any agreement to purchase, repurchase or otherwise acquire such obligation or any Property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another Person. The amount of any

Contingent Obligation shall be equal to the amount of the obligation so guarantied or otherwise supported or, if not a fixed and determined amount, the maximum amount so guarantied or supported.
“Contractual Obligations” means, as to any Person, any provision of any security (whether in the nature of Stock, Stock Equivalents or otherwise) issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement (other than a Loan Document) to which such Person is a party or by which it or any of its Property is bound or to which any of its Property is subject.
“Control Agreement” means, with respect to any deposit account, securities account, commodity account, futures account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to Agent, among Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Credit Party maintaining such account, effective to grant “control” (within the meaning of the PPSA, in the case of the Canadian Credit Parties, or Articles 8 and 9 under the applicable UCC, in the case of the US Credit Parties) over such account to Agent.
“Conversion Date” means any date on which the (a) US Borrower converts a Base Rate Loan to a LIBOR Rate Loan or a LIBOR Rate Loan to a Base Rate Loan or (b) Canadian Borrower converts a Base Rate Loan to a LIBOR Rate Loan or a LIBOR Rate Loan to a Base Rate Loan.
“Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith.
“CRA” means the Canada Revenue Agency.
“Credit Card Purchases Funding Account” means the US Borrower’s credit card purchases funding account, account number 4122105471, located at Wells Fargo Bank, National Association.
“Credit Facilities” means the US Revolving Credit Facility and the Canadian Revolving Credit Facility.
“Credit Parties” means Holdings, the US Borrower, the Canadian Borrower and each other Person (i) which executes a guaranty of the Obligations, (ii) which grants a Lien on all or substantially all of its assets to secure payment of the Obligations and (iii) all of the Stock of which is pledged to Agent for the benefit of the Secured Parties.
“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.
“Design License” means rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right to use any Design.

“Designs” means all of the following now owned or hereafter acquired by any Credit Party: (a) all industrial designs and intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the Canadian Industrial Design Office or in any similar office or agency in any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.
“Disposition” means (a) the sale, lease, conveyance or other disposition of Property, other than sales or other dispositions expressly permitted under subsections 5.2(a), 5.2(c) and 5.2(d), and (b) the sale or transfer by any Borrower or any Subsidiary of such Borrower of any Stock or Stock Equivalent issued by such Subsidiary of such Borrower and held by such transferor Person.
“DLL” means De Lage Landon Financial Services, Inc.
“DLL Facility” means that certain Agreement for Inventory Financing, dated June 25, 2009, entered into among the US Borrower, as borrower, and DLL, as lender, as amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted hereunder.
“Domestic Subsidiary” means any Subsidiary incorporated, organized or otherwise formed under the laws of the United States, any state thereof or the District of Columbia.
“Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail or E-Fax, or otherwise to or from an E-System or other equivalent service acceptable to Agent.
“Environmental Laws” means all Requirements of Law and Permits imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the workplace, the environment and natural resources, and including public notification requirements and environmental transfer of ownership, notification or approval statutes.
“Environmental Liabilities” means all Liabilities (including costs of Remedial Actions, natural resource damages and costs and expenses of investigation and feasibility studies, including the cost of environmental consultants and Attorney’s Costs) that may be imposed on, incurred by or asserted against any Credit Party or any Subsidiary of any Credit Party as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmental Law or in connection with any environmental, health or safety condition or with any Release and resulting from the ownership, lease, sublease or other operation or occupation of property by any Credit Party or any Subsidiary of any Credit Party, whether on, prior or after the date hereof.
“Equipment” means all “equipment,” as such term is defined in the UCC, in the case of the US Credit Parties or the PPSA, in the case of the Canadian Credit Parties, now owned or hereafter acquired by any Credit Party, wherever located.

“Equivalent Amount” means, on any date of determination, with respect to obligations or valuations denominated in one currency (the “first currency”), the amount of another currency (the “second currency”) which would result from Agent converting the first currency into the second currency at approximately 12:00 noon (New York time) on such day in accordance with Agent’s customary practice for commercial loans being administered by it or at such other rate as may have been agreed in writing among the US Borrower and Agent.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means, collectively, any Credit Party and any Person under common control or treated as a single employer with, any Credit Party, within the meaning of Section 414(b), (c), (m) or (o) of the Code.
“ERISA Event” means any of the following: (a) a reportable event described in Section 4043(b) of ERISA (or, unless the 30-day notice requirement has been duly waived under the applicable regulations, Section 4043(c) of ERISA) with respect to a Title IV Plan; (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan; (d) with respect to any Multiemployer Plan, the filing of a notice of reorganization, insolvency or termination (or treatment of a plan amendment as termination) under Section 4041A of ERISA; (e) the filing of a notice of intent to terminate a Title IV Plan (or treatment of a plan amendment as termination) under Section 4041 of ERISA; (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due; (h) the imposition of a lien under Section 412 or 430(k) of the Code or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate; (i) the failure of a Benefit Plan or any trust thereunder intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Requirements of Law to qualify thereunder; (j) a Title IV plan is in “at risk” status within the meaning of Code Section 430(i); (k) a Multiemployer Plan is in “endangered status” or “critical status” within the meaning of Section 432(b) of the Code; and (l) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of any material liability upon any ERISA Affiliate under Title IV of ERISA other than for PBGC premiums due but not delinquent.
“Essex” means Essex Rental Corp., a Delaware corporation.
“Essex Capital Contribution” has the meaning ascribed to it in the Capital Call Agreement.
“Event of Loss” means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such Property or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property.

“Excluded Tax” means with respect to any Secured Party (a) taxes measured by net income (including branch profit taxes) and franchise taxes imposed in lieu of net income taxes, in each case imposed on any Secured Party as a result of a present or former connection between such Secured Party and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than such connection arising solely from any Secured Party having executed, delivered or performed its obligations or received a payment under, or enforced, any Loan Document); (b) withholding taxes to the extent that the obligation to withhold amounts existed on the date that such Person became a “Secured Party” under this Agreement in the capacity under which such Person makes a claim under Section 10.1(b) or designates a new Lending Office, except in each case to the extent such Person is a direct or indirect assignee (other than pursuant to Section 9.22) of any other Secured Party that was entitled, at the time the assignment to such Person became effective, to receive additional amounts under Section 10.1(b); (c) taxes that are directly attributable to the failure (other than as a result of a change in any Requirement of Law) by any Secured Party to deliver the documentation required to be delivered pursuant to Section 10.1(f), and (d) in the case of a Non-U.S Lender Party, any United States federal withholding taxes imposed on amounts payable to such Non-U.S. Lender Party as a result of such Non-U.S. Lender Party’s failure to comply with FATCA to establish a complete exemption from withholding thereunder.
“E-Fax” means any system used to receive or transmit faxes electronically.
“E-Signature” means the process of attaching to or logically associating with an Electronic Transmission an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, authenticate or accept such Electronic Transmission.
“E-System” means any electronic system approved by Agent, including Intralinks® and ClearPar® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by Agent, any of its Related Persons or any other Person, providing for access to data protected by passcodes or other security system.
“FATCA” means sections 1471, 1472, 1473 and 1474 of the Code, the United States Treasury Regulations promulgated thereunder and published guidance with respect thereto.
“Federal Flood Insurance” means federally backed Flood Insurance available under the National Flood Insurance Program to owners of real property improvements located in Special Flood Hazard Areas in a community participating in the National Flood Insurance Program.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as determined by Agent in a commercially reasonable manner.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

“FEMA” means the Federal Emergency Management Agency, a component of the U.S. Department of Homeland Security that administers the National Flood Insurance Program.
“Final Availability Date” means the earlier of the Revolving Termination Date and one (1) Business Day prior to the date specified in clause (a) of the definition of Revolving Termination Date.
“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989.
“First Tier Foreign Subsidiary” means a Foreign Subsidiary held directly by a US Credit Party or indirectly by a Credit Party through one or more Domestic Subsidiaries.
“Fiscal Quarter” means any of the quarterly accounting periods of the Credit Parties, ending on March 31, June 30, September 30 and December 31 of each year.
“Fiscal Year” means any of the annual accounting periods of the Credit Parties ending on December 31 of each year.
“Flood Insurance” means, for any Real Estate located in a Special Flood Hazard Area, Federal Flood Insurance or private insurance that meets the requirements set forth by FEMA in its Mandatory Purchase of Flood Insurance Guidelines. Flood Insurance shall be in an amount equal to the full, unpaid balance of the Loans and any prior liens on the Real Estate up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Agent, with deductibles not to exceed $50,000.
”Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not a Domestic Subsidiary.
“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions and comparable stature and authority within the accounting profession) that are applicable to the circumstances as of the date of determination. Subject to Section 11.3, all references to “GAAP” shall be to GAAP applied consistently with the principles used in the preparation of the financial statements described in subsection 3.11(b).
“Governmental Authority” means any nation, sovereign or government, any state, provincial or other political subdivision thereof, any agency, authority or instrumentality thereof and any entity or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, stock exchange, regulatory body, arbitrator, public sector entity, supra-national entity (including the European Union and the European Central Bank) and any self-regulatory organization (including the National Association of Insurance Commissioners and the Insurance Bureau of Canada).

“Guaranty and Security Agreement” means that certain Amended and Restated Guaranty and Security Agreement, dated as of November 14, 2011, made by the Credit Parties in favor of Agent, for the benefit of the Secured Parties, as reaffirmed by the Reaffirmation Agreement, as the same may be amended, restated and/or modified from time to time.
“Hazardous Materials” means any substance, material or waste that is regulated or otherwise gives rise to liability under any Environmental Law, including but not limited to any “Hazardous Waste” as defined by the Resource Conservation and Recovery Act (RCRA) (42 U.S.C. § 6901 et seq. (1976)), any “Hazardous Substance” as defined under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) (42 U.S.C. §9601 et seq. (1980)), any contaminant, pollutant, petroleum or any fraction thereof, asbestos, asbestos containing material, polychlorinated biphenyls, mold, and radioactive substances or any other substance that is toxic, ignitable, reactive, corrosive, caustic, or dangerous.
“Hedging Agreements-Other” has the meaning set forth in the Purchase Agreement.
“Impacted Lender” means any Lender that fails to provide Agent, within three (3) Business Days following Agent’s written request, satisfactory assurance (in the form of a written certificate) that such Lender will not become a Non-Funding Lender, or any Lender that has a Person that directly or indirectly controls such Lender and such Person (a) becomes subject to a voluntary or involuntary case under any Insolvency Law or any similar bankruptcy laws, (b) has appointed a custodian, conservator, receiver or similar official for such Person or any substantial part of such Person’s assets, or (c) makes a general assignment for the benefit of creditors, is liquidated, or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, and for each of clauses (a) through (c), Agent has determined that such Lender is reasonably likely to become a Non-Funding Lender. For purposes of this definition, control of a Person shall have the same meaning as in the second sentence of the definition of Affiliate.
“Indebtedness” of any Person means, without duplication: (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of Property or services (other than trade payables entered into in the Ordinary Course of Business); (c) the face amount of all letters of credit issued for the account of such Person and without duplication, all drafts drawn thereunder and all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments issued by such Person; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by such Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such Property); (f) all Capital Lease Obligations; (g) the principal balance outstanding under any synthetic lease, off-balance sheet loan or similar off balance sheet financing product; (h) all obligations, whether or not contingent, to purchase, redeem, retire, defease or otherwise acquire for value any of its own Stock or Stock Equivalents (or any Stock or Stock Equivalent of a direct or indirect parent entity thereof) prior to the date that is 180 days after the final scheduled payment date for the Revolving Loan, valued at, in the case of redeemable preferred Stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Stock plus accrued and unpaid dividends; (i) all indebtedness referred to in clauses (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and (j) all Contingent Obligations described in clause (a) of the definition thereof in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (i) above.
“Insolvency Laws” means any of the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), and the Winding-Up and Restructuring Act (Canada), each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction, including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.
“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case in (a) and (b) above, undertaken under any Insolvency Law or United States or Canadian federal, state, provincial or foreign law.
“Instruments” means all “instruments,” (as such term is defined in the UCC, in the case of the US Credit Parties or the PPSA, in the case of the Canadian Credit Parties), now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.
“Intellectual Property” means all rights, title and interests in or relating to intellectual property and industrial property arising under any Requirement of Law and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names, Trade Secrets, IP Licenses and Designs.
“Interest Payment Date” means, (a) with respect to any LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan, and (b) with respect to Base Rate Loans (including Swing Loans), the first day of each calendar month.
“Interest Period” means, with respect to any LIBOR Rate Loan, the period commencing on the Business Day such Revolving Loan is disbursed or continued or on the Conversion Date on which a Base Rate Loan is converted to the LIBOR Rate Loan and ending on the date one, two or three months thereafter, as selected by the relevant Borrower in its Notice of Borrowing or Notice of Conversion/Continuation of Loans; provided that:

(a)    if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;
(b)    any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period for any Revolving Loan shall extend beyond the Revolving Termination Date.
“Internet Domain Name” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to internet domain names.
“Inventory” means all of the “inventory” (as such term is defined in the UCC, in the case of the US Credit Parties or the PPSA, in the case of the Canadian Credit Parties) of the Credit Parties, including, but not limited to, all merchandise, raw materials, parts, supplies, work-in-process and finished goods intended for sale, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of a Credit Party’s custody or possession, including inventory on the premises of others and items in transit.
“IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.
“IP License” means all Design Licenses and Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property.
“IRS” means the Internal Revenue Service of the United States and any successor thereto.
“Issue” means, with respect to any Letter of Credit, to issue, extend the expiration date of, renew (including by failure to object to any automatic renewal on the last day such objection is permitted), increase the face amount of, or reduce or eliminate any scheduled decrease in the face amount of, such Letter of Credit, or to cause any Person to do any of the foregoing. The terms “Issued” and “Issuance” have correlative meanings.
“ITA” means the Income Tax Act (Canada).

“L/C Issuer” means any Lender or an Affiliate thereof or a bank or other legally authorized Person, in each case, reasonably acceptable to Agent, in such Person’s capacity as an issuer of Letters of Credit hereunder.
“L/C Reimbursement Obligation” means, for any Letter of Credit, the obligation of the US Borrower to the L/C Issuer thereof or to Agent, as and when matured, to pay all amounts drawn under such Letter of Credit.
“Lenders” means the Term Lenders, the US Revolving Lenders and the Canadian Revolving Lenders, collectively.
“Lending Office” means, with respect to any Lender, the office or offices of such Lender specified as its “Lending Office” beneath its name on the applicable signature page hereto, or such other office or offices of such Lender as it may from time to time notify the Borrowers and Agent.
“Letter of Credit” means documentary or standby letters of credit Issued for the account of the US Borrower by L/C Issuers, and bankers’ acceptances issued by the US Borrower, for which Agent and Lenders have incurred Letter of Credit Obligations.
“Letter of Credit Obligations” means all outstanding obligations incurred by Agent and Lenders at the request of the US Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the Issuance of Letters of Credit by L/C Issuers or the purchase of a participation as set forth in subsection 1.1(c) with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable by Agent and Lenders thereupon or pursuant thereto.
“Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, taxes, commissions, charges, disbursements and expenses, in each case of any kind or nature (including interest accrued thereon or as a result thereof and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise.
“LIBOR” means, for each Interest Period, the highest of (a) one and one-half percent (1.50%) per annum, (b) the offered rate per annum for deposits of US Dollars for the applicable Interest Period that appears on Reuters Screen LIBOR 01 Page as of 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in such Interest Period and (c) the offered rate per annum for deposits of US Dollars for an Interest Period of three (3) months that appears on Reuters Screen LIBOR 01 Page as of 11:00 A.M. (London, England time) two (2) Business Days prior to the first day of the applicable Interest Period. If no such offered rate exists, such rate will be the rate of interest per annum, as determined by Agent at which deposits of US Dollars in immediately available funds are offered at 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in such Interest Period by major financial institutions reasonably satisfactory to Agent in the London interbank market for such Interest Period for the applicable principal amount on such date of determination.

“LIBOR Rate Loan” means a Loan that bears interest based on LIBOR.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or otherwise), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.
“Loan Documents” means this Agreement, the Notes, the Fee Letter, the Collateral Documents, the Master Agreement for Standby Letters of Credit, the Master Agreement for Documentary Letters of Credit, the Capital Call Agreement and all documents delivered to Agent and/or any Lender in connection with any of the foregoing.
“Loans” means the Term Loan, the US Revolving Loans, the Canadian Revolving Loans and the Swing Loans.
“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.
“Material Adverse Effect” means: (a) a material adverse change in, or a material adverse effect upon, the operations, business, Properties, condition (financial or otherwise) or prospects of the Credit Parties and their Subsidiaries taken as a whole; (b) a material impairment of the ability of any Credit Party, any Subsidiary of any Credit Party or any other Person (other than Agent or Lenders) to perform in any material respect its obligations under any Loan Document; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability of any Loan Document, or (ii) the perfection or priority of any Lien granted to the Lenders or to Agent for the benefit of the Secured Parties under any of the Collateral Documents. Without limiting the generality of the foregoing, any event or occurrence which results or would reasonably be expected to result in Liabilities to the Credit Parties in excess of $1,000,000 individually or in the aggregate shall be deemed to have a Material Adverse Effect.
“Material Environmental Liabilities” means Environmental Liabilities exceeding $250,000 in the aggregate.
“Mortgage” means any deed of trust, leasehold deed of trust, mortgage, leasehold mortgage, deed to secure debt, leasehold deed to secure debt or other document creating a Lien on Real Estate or any interest in Real Estate.
“Multiemployer Plan” means any multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, as to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.
“National Flood Insurance Program” means the program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as revised by the National Flood Insurance Reform Act of 1994, that mandates the purchase of flood insurance to cover real property improvements located in Special Flood Hazard Areas in participating communities and provides protection to property owners through a federal insurance program.
“Net Orderly Liquidation Value” means the cash proceeds of Inventory and/or Equipment, as applicable, which could be obtained in an orderly liquidation (net of all liquidation expenses, costs of sale, operating expenses and retrieval and related costs), as determined pursuant to the most recent third-party appraisal of such Inventory and/or Equipment delivered to Agent by an appraiser reasonably acceptable to Agent; provided, that if (i) any Inventory and/or Equipment is not subject to a recent third-party appraisal, the “Net Orderly Liquidation Value” shall be determined by Agent in its sole discretion by taking into consideration the Net Orderly Liquidation Value set forth in the most recently delivered third-party appraisal and (ii) any new Inventory and/or Equipment is not of a type subject to the most recent third-party appraisal delivered to the Agent, then to the extent an appraiser reasonably acceptable to Agent delivers to Agent an appraisal letter with respect to such Inventory and/or Equipment, the “Net Orderly Liquidation Value” of such new Inventory and/or Equipment shall be determined by such appraisal and shall not be determined under the foregoing clause (i).
“Net Proceeds” means proceeds in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making a Disposition, as well as insurance proceeds and condemnation and similar awards received on account of an Event of Loss, net of: (a) in the event of a Disposition (i) the direct costs relating to such Disposition excluding amounts payable to any Borrower or any Affiliate of any Borrower, (ii) sale, use or other transaction taxes paid or payable as a result thereof, and (iii) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition and (b) in the event of an Event of Loss, (i) so long as no Default or Event of Default has occurred and is continuing, all money actually applied to repair or reconstruct the damaged Property or Property affected by the condemnation or taking, (ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments.
“Non-Funding Lender” means any Lender that has (a) failed to fund any payments required to be made by it under the Loan Documents within two (2) Business Days after any such payment is due (excluding expense and similar reimbursements that are subject to good faith disputes), (b) given written notice (and Agent has not received a revocation in writing), to any Borrower, Agent, any Lender, or the L/C Issuer or has otherwise publicly announced (and Agent has not received notice of a public retraction) that such Lender believes it will fail to fund payments or purchases of participations required to be funded by it under the Loan Documents or one or more other syndicated credit facilities, (c) failed to fund, and not cured, loans, participations, advances, or reimbursement obligations under one or more other syndicated credit facilities, unless subject to a good faith dispute, or (d) any Lender that has (i) become subject to a voluntary or involuntary case under the Insolvency Law or any similar bankruptcy laws, (ii) a custodian, conservator, receiver or similar official appointed for it or any substantial part of such Person’s assets, or (iii) made a general assignment for the benefit of creditors, been liquidated, or otherwise been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, and for this clause (d), Agent has determined that such Lender is reasonably likely to fail to fund any payments required to be made by it under the Loan Documents.
“Non-U.S. Lender Party” means each of Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case that is not a United States person as defined in Section 7701(a)(30) of the Code.
“Note” means any US Revolving Note, Canadian Revolving Note, Term Note or Swingline Note and “Notes” means all such Notes.
“Notice of Borrowing” means a notice given by either Borrower to Agent pursuant to Section 1.5, in substantially the form of Exhibit 11.1(c) hereto.
“Obligations” means all Loans, and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing by any Credit Party to any Lender, Agent, any L/C Issuer, any Secured Swap Provider or any other Person required to be indemnified, that arises under any Loan Document, any Bank Product or any Secured Rate Contract, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.
“Old Coast Crane” means Coast Crane Company, a Delaware corporation and debtor in Chapter 11 Case No. 10-21229 in the United States Bankruptcy Court for the Western District of Washington at Seattle.
“Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, as conducted by any such Person in accordance with past practice and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.
“Organization Documents” means, (a) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation and any shareholder rights agreement, (b) for any partnership, the partnership agreement and, if applicable, certificate of limited partnership, (c) for any limited liability company, the operating agreement and articles or certificate of formation or (d) any other document setting forth the manner of election or duties of the officers, directors, managers or other similar persons, or the designation, amount or relative rights, limitations and preference of the Stock of a Person.
“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to letters patent and applications therefor.
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56.

“PBGC” means the United States Pension Benefit Guaranty Corporation or any successor thereto.
“Performance Reserve” means a reserve against the US Borrowing Base and the Aggregate Revolving Loan Commitment in an aggregate amount equal to $3,700,000 as of any date of determination.
“Permits” means, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Permitted Acquisition” means any Acquisition by (i) a US Credit Party (other than Holdings) of substantially all of the assets of a Target, which assets are located in the United States or (ii) a Credit Party (other than Holdings) of 100% of the Stock and Stock Equivalents of a Target organized under the laws of any State in the United States or the District of Columbia, in each case, to the extent that each of the following conditions shall have been satisfied:
(a)    to the extent the Acquisition will be financed in whole or in part with the proceeds of any Loan, the conditions set forth in Section 2.2 shall have been satisfied;
(b)    the US Borrower shall have notified Agent and Lenders of such proposed Acquisition at least thirty (30) days prior to the consummation thereof and furnished to Agent and Lenders at least fifteen (15) days prior to the consummation thereof (1) an executed term sheet and/or letter of intent (setting forth in reasonable detail the terms and conditions of such Acquisition) and, at the request of Agent, such other information and documents that Agent may request, including, without limitation, executed counterparts of the respective agreements, documents or instruments pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, documents or instruments and all other material ancillary agreements, instruments and documents to be executed or delivered in connection therewith, (2) pro forma financial statements of Holdings and its Subsidiaries after giving effect to the consummation of such Acquisition, and (3) copies of such other agreements, instruments and other documents as Agent reasonably shall request;
(c)    the Borrowers and each of their Subsidiaries (including any new Subsidiary) shall execute and deliver the agreements, instruments and other documents required by Section 4.13 and Agent shall have received, for the benefit of the Secured Parties, a collateral assignment of the seller’s representations, warranties and indemnities to any Borrower or any of its Subsidiaries under the acquisition documents;
(d)    such Acquisition shall not be hostile and shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equityholders of the Target;

(e)    no Default or Event of Default shall then exist or would exist after giving effect thereto;
(f)    the average daily Availability shall be not less than $10,000,000 for the ninety (90) day period preceding such Acquisition and, on a pro forma basis, for the ninety (90) day period after giving effect to such Acquisition; and
(g)    the total consideration paid or payable (including without limitation, all transaction costs, assumed Indebtedness and Liabilities incurred, assumed or reflected on a consolidated balance sheet of the Credit Parties and their Subsidiaries after giving effect to such Acquisition and the maximum amount of all deferred payments) for all Acquisitions consummated during the term of this Agreement shall not exceed $10,000,000 in the aggregate for all such Acquisitions.
Notwithstanding the foregoing, no Accounts or Inventory or Equipment acquired by a Credit Party in a Permitted Acquisition shall be included as US Eligible Accounts, US Eligible Inventory, US Eligible Equipment, Canadian Eligible Accounts, Canadian Eligible Inventory or Canadian Eligible Equipment, as applicable, until a field examination (and, if required by Agent, an Inventory or Equipment appraisal) with respect thereto has been completed to the satisfaction of Agent, including the establishment of Reserves required in Agent’s Permitted Discretion; provided that field examinations and appraisals in connection with Permitted Acquisitions shall not count against the limited number of field examinations or appraisals for which expense reimbursement may be sought.
“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.
“Permitted Refinancing” means Indebtedness constituting a refinancing or extension of Indebtedness permitted under subsection 5.5(c) or 5.5(d) that (a) has an aggregate outstanding principal amount not greater than the aggregate principal amount of the Indebtedness being refinanced or extended, (b) has a weighted average maturity (measured as of the date of such refinancing or extension) and maturity no shorter than that of the Indebtedness being refinanced or extended, (c) is not entered into as part of a sale leaseback transaction, (d) is not secured by a Lien on any assets other than the collateral securing the Indebtedness being refinanced or extended, (e) the obligors of which are the same as the obligors of the Indebtedness being refinanced or extended and (f) is otherwise on terms no less favorable to the Credit Parties and their Subsidiaries, taken as a whole, than those of the Indebtedness being refinanced or extended.
“Person” means any individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity or Governmental Authority.
“PPSA” means the Personal Property Security Act (British Columbia) and the Regulations thereunder, as from time to time in effect, provided, however, if attachment, perfection or priority of Agent’s security interests in any Collateral are governed by the personal property security laws of any jurisdiction other than British Columbia, PPSA shall mean those personal property security laws in such other jurisdiction for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions (including the Civil Code of Quebec).
“Prior Claims” means all Liens created by applicable law (in contrast with Liens voluntarily granted) which rank or are capable of ranking prior or pari passu with Agent’s security interests (or interests similar thereto under applicable law) against all or part of the Collateral, including, without limitation, for amounts owing for employee source deductions, vacation pay, goods and services taxes, sales taxes, harmonized sales taxes, workers’ compensation, Quebec corporate taxes, pension fund obligations and deficits, Wage Earner Protection Program Act (Canada) obligations and overdue rents.
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.
“Purchase Agreement” means that certain Asset Purchase Agreement, dated as of November 1, 2010, between US Borrower and Old Coast Crane, as may be amended, restated, supplemented or otherwise modified from time to time with the consent of Agent and the Lenders.
“Rate Contracts” means swap agreements (as such term is defined in Section 101 of the Bankruptcy Code) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.
“Reaffirmation Agreement” means that certain Reaffirmation Agreement, dated as of the Closing Date, made by the Credit Parties in favor of Agent, as the same may be amended, restated and/or modified from time to time.
“Real Estate” means any real property owned, leased, subleased or otherwise operated or occupied by any Credit Party or any Subsidiary of any Credit Party.
“Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Article II) and other consultants and agents of or to such Person or any of its Affiliates.
“Releases” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment.
“Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Hazardous Material in the indoor or outdoor environment, (b) prevent or minimize any Release so that a Hazardous Material does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre remedial studies and investigations and post-remedial monitoring and care with respect to any Hazardous Material.

“Required Lenders” means at any time (a) Lenders then holding more than fifty percent (50%) of the sum of the Aggregate Revolving Loan Commitment then in effect plus the aggregate unpaid principal balance of the Term Loan then outstanding, or (b) if the Aggregate Revolving Loan Commitments have terminated, Lenders then holding more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of the Loans (other than Swing Loans) then outstanding, outstanding Letter of Credit Obligations, amounts of participations in Swing Loans and the principal amount of unparticipated portions of Swing Loans; provided, that if there are only two Lenders holding one hundred percent (100%) of the Aggregate Revolving Loan Commitment then in effect plus the aggregate unpaid principal balance of the Term Loan then outstanding, “Required Lenders” mean Lenders then holding 100% of the Aggregate Revolving Loan Commitment then in effect plus the aggregate unpaid principal balance of the Term Loan then outstanding.
“Requirement of Law” means, with respect to any Person, the common law and any federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.
“Reserves” means, (a) with respect to the US Borrowing Base (1) reserves established by Agent from time to time against US Eligible Accounts pursuant to Section 1.13(a) and US Eligible Inventory pursuant to Section 1.14(a) and US Eligible Equipment pursuant to Section 1.15(a), and (2) such other reserves against US Eligible Accounts, US Eligible Inventory (including reserves for any costs associated with “freight in” charges) or US Eligible Equipment that Agent may, in its Permitted Discretion, establish from time to time, (b) with respect to the Canadian Borrowing Base (1) reserves established by Agent from time to time against Canadian Eligible Accounts pursuant to Section 1.13(b) and Canadian Eligible Inventory pursuant to Section 1.14(b) and Canadian Eligible Equipment pursuant to Section 1.15(b), and (2) such other reserves against Canadian Eligible Accounts, Canadian Eligible Inventory (including reserves for any costs associated with “freight in” charges) or Canadian Eligible Equipment that Agent may, in its Permitted Discretion, establish from time to time including, reserves for Prior Claims and (c) reserves established by Agent from time to time against Availability that Agent may, in its Permitted Discretion, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued or future interest expenses or Indebtedness or the payment of unpaid or future rent or other charges and liabilities shall be deemed to be an exercise of the Agent’s Permitted Discretion.
“Responsible Officer” means the chief executive officer or the president of Holdings or either Borrower, as the case may be, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants or delivery of financial information, the chief financial officer or the treasurer of Holdings or either Borrower, as the case may be, or any other officer having substantially the same authority and responsibility.

“Revolving Lender” means each Lender with a Revolving Loan Commitment or Canadian Revolving Loan Commitment (or if the Revolving Loan Commitments have terminated, who hold US Revolving Loans or participations in Swing Loans or if the Canadian Revolving Loan Commitments have terminated, who hold Canadian Revolving Loans).
“Revolving Loan” means the US Revolving Loans and the Canadian Revolving Loans.
“Revolving Termination Date” means the earlier to occur of: (a) March 12, 2017; and (b) the date on which the Aggregate Revolving Loan Commitment and Aggregate Canadian Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement.
“Secured Party” means Agent, each Lender, each L/C Issuer, each other Indemnitee and each other holder of any Obligation of a Credit Party including, with respect to the US Obligations only, each Secured Swap Provider and each provider of a Bank Product.
“Secured Rate Contract” means any Rate Contract between the US Borrower and the counterparty thereto, which (a) has been provided or arranged by GE Capital or an Affiliate of GE Capital, or (b) Agent has acknowledged in writing constitutes a “Secured Rate Contract” hereunder.
“Secured Swap Provider” means (i) a Lender or an Affiliate of a Lender (or a Person who was a Lender or an Affiliate of a Lender at the time of execution and delivery of a Rate Contract) who has entered into a Secured Rate Contract with the US Borrower, or (ii) a Person with whom the US Borrower has entered into a Secured Rate Contract provided or arranged by GE Capital or an Affiliate of GE Capital, and any assignee thereof.
“Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing.
“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Special Flood Hazard Area” means an area that FEMA’s current flood maps indicate has at least a one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year.
“SPV” means any special purpose funding vehicle identified as such in a writing by any Lender to Agent.

“Stock” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.
“Stock Equivalents” means all securities convertible into or exchangeable for Stock or any other Stock Equivalent and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any Stock or any other Stock Equivalent, whether or not presently convertible, exchangeable or exercisable.
“Subordinated Indebtedness” means Indebtedness of any Credit Party or any Subsidiary of any Credit Party which is subordinated to the Obligations as to right and time of payment and as to other rights and remedies thereunder and having such other terms as are, in each case, reasonably satisfactory to Agent.
“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than fifty percent (50%) of the voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person.
“Swingline Commitment” means $7,500,000.
“Swingline Lender” means, each in its capacity as Swingline Lender hereunder, GE Capital or, upon the resignation of GE Capital as Agent hereunder, any Lender (or Affiliate or Approved Fund of any Lender) that agrees, with the approval of Agent (or, if there is no such successor Agent, the Required Lenders) and the US Borrower, to act as the Swingline Lender hereunder.
“Swingline Note” means a promissory note of the US Borrower payable to the Swingline Lender, in substantially the form of Exhibit 11.1(f) hereto, evidencing the Indebtedness of the US Borrower to the Swingline Lender resulting from the Swing Loans made to the US Borrower by the Swingline Lender.
“Target” means any Person or business unit or asset group of any Person acquired or proposed to be acquired in an Acquisition.
“Tax Affiliate” means, (a) the Borrowers and each their Subsidiaries and (b) any Affiliate of any Borrower with which such Borrower files or is required to file tax returns on a consolidated, combined, unitary or similar group basis.
“Term Note” means a promissory note of the US Borrower payable to a Term Lender in substantially the form of Exhibit 11.1(g) hereto, evidencing Indebtedness of the US Borrower under the Term Loan Commitment of such Term Lender.

“Title IV Plan” means a pension plan subject to Title IV of ERISA, other than a Multiemployer Plan, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise.
“Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trade secrets.
“Trademark” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith.
“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect from time to time in the State of New York.
“United States” and “U.S.” each means the United States of America.
“US Borrowing Base” means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:
(a)    85% of the book value of US Eligible Accounts at such time;
(b)    the lesser of (i) 50% of the net book value of US Eligible Inventory valued at the lower of cost or market on a first-in, first-out basis, and (ii) $5,000,000;
(c)    the lesser of (i) 95% of the lesser of (x) the Net Orderly Liquidation Value and (y) the invoice cost, of US Eligible New Sale Equipment Inventory and (ii) $15,000,000; and
(d)    85% of the Net Orderly Liquidation Value of US Eligible Other Equipment;
less the sum of Reserves established by Agent at such time in its Permitted Discretion plus the US Liquidity Reserve and the Performance Reserve;
less the outstanding principal balance of the Term Loan.
“US Commitment Percentage” means, as to any Lender, the percentage equivalent of such Lender’s Revolving Loan Commitment or Term Loan Commitment, divided by the Aggregate Revolving Loan Commitment or Aggregate Term Loan Commitment, as applicable; provided that after the Term Loan has been funded, Commitment Percentages shall be determined for the Term Loan by reference to the outstanding principal balance thereof as of any date of determination rather than the Commitments therefor; provided, further, that following acceleration of the Loans, such term means, as to any Lender, the percentage equivalent of the principal amount of the Loans held by such Lender, divided by the aggregate principal amount of the Loans held by all Lenders.
“US Credit Party” means each Credit Party which is not a Canadian Credit Party.

“US Dollar Equivalent” means the amount in US Dollars for any amount denominated in US Dollars and the Equivalent Amount in US Dollars of any amount denominated in any other currency.
“US Dollars”, “dollars” and “$” each mean lawful money of the United States of America.
“US Eligible Aged Sale Equipment Inventory” means all Equipment that is owned by the US Borrower which consists of new Equipment held for sale in the Ordinary Course of Business of the US Borrower and owned or held by the US Borrower for a period of six (6) months or greater, other than any Equipment that is described in any of clauses (a) through (h) of the definition of US Eligible New Sale Equipment Inventory.
“US Eligible Equipment” means all US Eligible New Sale Equipment Inventory and US Eligible Other Equipment.
“US Eligible New Sale Equipment Inventory” means all Equipment that is owned by the US Borrower, which consists of new Equipment held for sale in the Ordinary Course of Business of the US Borrower and owned or held by the US Borrower for a period of less than six (6) months, other than:
(a)    Equipment that is obsolete or unsaleable;
(b)    Equipment that is damaged or unfit for sale;
(c)    Equipment is located at any site if the aggregate value of Inventory and Equipment included in the US Borrowing Base at any such location is less than $50,000;
(d)    Equipment that is placed on consignment or is leased or rented or is held for lease or rental by the US Borrower to another Person or is used to service other Equipment;
(e)    Equipment that (1) is not located on premises owned, leased or rented by the US Borrower and set forth in Schedule 3.21 or (2) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (3) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (4) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent or (5) is located outside of the United States or one of its territories unless such Equipment is located in Canada and the Agent’s Liens have been perfected under Canadian Requirements of Law;
(f)    Equipment that is in transit, except for Equipment in transit between domestic locations of US Credit Parties or between domestic locations of US Credit Parties and Canadian Credit Parties, in each case, as to which Agent’s Liens have been perfected at origin and destination; or
(g)    Equipment that is US Excluded Equipment.

“US Eligible Other Equipment” means all US Eligible Aged Sale Equipment Inventory, US Eligible Rental Equipment, US Eligible Service Equipment and US Eligible Used Sale Equipment.
“US Eligible Rental Equipment” means all Equipment that is owned by the US Borrower, which consists of Equipment rented or held for rental in the Ordinary Course of Business of the US Borrower, other than:
(a)    Equipment that is obsolete or not rentable;
(b)    Equipment that is damaged or unfit for rental;
(c)    Equipment that is held for sale or used to service other Equipment;
(d)    Equipment that (1) is not located on premises owned, leased or rented by the US Borrower and set forth in Schedule 3.21 or in transit to, or at the location of, a jobsite of a Person to whom such Equipment is rented in the ordinary course of business or (2) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (3) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (4) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent, or (5) is located outside of the United States or one of its territories unless such Equipment is located in Canada and the Agent’s Liens have been perfected under Canadian Requirements of Law; or
(e)    Equipment that is US Excluded Equipment.
“US Eligible Service Equipment” means all Equipment that is owned by US Borrower and is used to service other Equipment in the Ordinary Course of Business of the US Borrower, other than:
(a)    Equipment that is damaged or unfit for use in servicing other Equipment;
(b)    Equipment that is held for sale, lease or rental or that is leased, rented or placed on consignment;
(c)    Equipment that (1) is not located on premises owned, leased or rented by the US Borrower and set forth in Schedule 3.21 or (2) is stored at a leased or rented location, unless (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, (3) is stored with a bailee or warehouseman unless (x) a reasonably satisfactory, acknowledged bailee letter has been received by Agent with respect thereto and (y) Reserves satisfactory to Agent have been established with respect thereto, (4) is located at an owned location subject to a mortgage in favor of a lender other than Agent, unless a reasonably satisfactory mortgagee waiver has been delivered to Agent, (5) is at, or is in transit to, a customer in the Ordinary Course of Business in the United States or (6) is located outside of the United States or one of its territories unless such Equipment is located in Canada and the Agent’s Liens have been perfected under Canadian Requirements of Law; or
(d)    Equipment that is US Excluded Equipment.
“US Eligible Used Sale Equipment” means all Equipment that is owned by the US Borrower which consists of used Equipment held for sale in the Ordinary Course of Business of the US Borrower, other than any Equipment that is described in any of clauses (a) through (h) of the definition of US Eligible New Sale Equipment Inventory.
“US Excluded Equipment” means any of the following Equipment of the US Borrower:
(a)    Equipment subject to any licensing, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party for the sale or disposition of that Equipment (which consent has not been obtained) or the payment of any monies to any third party upon such sale or other disposition (to the extent of such monies);
(b)    Equipment that is not marked with, and identifiable by, serial number and/or manufacturer’s part number;
(c)    Equipment that consists of display items, tooling or replacement parts;
(d)    Equipment that consists of any costs associated with “freight in” charges;
(e)    Equipment that consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;
(f)    Equipment that is not covered by casualty insurance reasonably acceptable to Agent;
(g)    Equipment that is not owned by the US Borrower or is subject to Liens other than Permitted Liens described in subsections 5.1(b), (c), (d) and (f) or rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure the US Borrower’s performance with respect to that Equipment);
(h)    Equipment that is not subject to a first priority Lien in favor of Agent on behalf of itself and the Secured Parties, except for Liens described in subsection 5.1(d) (subject to Reserves); or
(i)    Equipment that is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except Liens in favor of Agent, on behalf of itself and the Secured Parties.
“U.S. Lender Party” means each of Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case that is a United States person as defined in Section 7701(a)(30) of the Code.

“US Liquidity Reserve” means, as of any date of determination, the sum (to the extent a positive number) of (a) the US Borrowing Base at such time (without giving effect to any reduction for the US Liquidity Reserve), minus (b) an amount equal to the sum of (x) (i) 85% of the book value of US Eligible Accounts at such time, (ii) 50% of the book value of US Eligible Inventory valued at the lower of cost or market on a first-in, first-out basis and (iii) the Net Orderly Liquidation Value of US Eligible Equipment, divided by (y) 1.25.
“US Obligations” means all Obligations owing by any US Credit Party to Agent or any Secured Party.
“US Revolving Lender” means GE Capital, the other US Revolving Lenders named on the signature pages of the Agreement, and, if any such US Revolving Lender shall decide to assign all or any portion of the US Obligations, such term shall include any assignee of such US Revolving Lender.
“US Revolving Note” means a promissory note of the US Borrower payable to a US Revolving Lender in substantially the form of Exhibit 11.1(e) hereto, evidencing Indebtedness of the US Borrower under the Revolving Loan Commitment of such US Revolving Lender.
“Vehicles” means (i) with respect to all vehicles located in the United States or owned by the US Borrower, all vehicles covered by a certificate of title law of any state and (ii) with respect to vehicles located in the province of Ontario or owned by the Canadian Borrower, “motor vehicles” as defined in the Regulations to the PPSA of Ontario.
“Wholly-Owned Subsidiary” of a Person means any Subsidiary of such Person, all of the Stock and Stock Equivalents of which (other than directors’ qualifying shares required by law) are owned by such Person, either directly or through one or more Wholly-Owned Subsidiaries of such Person.
11.2    Other Interpretive Provisions.
(a)    Defined Terms. Unless otherwise specified herein or therein, all terms defined in this Agreement or in any other Loan Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meanings of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC, in the case of the US Credit Parties, or the PPSA, in the case of the Canadian Credit Parties, shall have the meanings therein described.
(b)    The Agreement. The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document; and subsection, section, schedule and exhibit references are to this Agreement or such other Loan Documents unless otherwise specified.

(c)    Certain Common Terms. The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term “including” is not limiting and means “including without limitation.”
(d)    Performance; Time. Whenever any performance obligation hereunder or under any other Loan Document (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.” If any provision of this Agreement or any other Loan Document refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.
(e)    Contracts. Unless otherwise expressly provided herein or in any other Loan Document, references to agreements and other contractual instruments, including this Agreement and the other Loan Documents, shall be deemed to include all subsequent amendments, thereto, restatements and substitutions thereof and other modifications and supplements thereto which are in effect from time to time, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.
(f)    Laws. References to any statute or regulation may be made by using either the common or public name thereof or a specific cite reference and are to be construed as including all statutory and regulatory provisions related thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation.
11.3    Accounting Terms and Principles. All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by Holdings shall be given effect for purposes of measuring compliance with any provision of Article V or VI unless the Borrowers, Agent and the Required Lenders agree to modify such provisions to reflect such changes in GAAP and, unless such provisions are modified, all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in Article V and Article VI shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value.” A breach of a financial covenant contained in Article VI shall be deemed to have occurred as of any date of determination by Agent or as of the last day of any specified measurement period, regardless of when the financial statements reflecting such breach are delivered to Agent.
11.4    Payments. Agent may set up standards and procedures to determine or redetermine the equivalent in US Dollars of any amount expressed in any currency other than US Dollars and otherwise may, but shall not be obligated to, rely on any determination made by any Credit Party or any L/C Issuer. Any such determination or redetermination by Agent shall be conclusive and binding for all purposes, absent manifest error. No determination or redetermination by any Secured Party or any Credit Party and no other currency conversion shall change or release any obligation of any Credit Party or of any Secured Party (other than Agent and its Related Persons) under any Loan Document, each of which agrees to pay separately for any shortfall remaining after any conversion and payment of the amount as converted.
Agent may round up or down, and may set up appropriate mechanisms to round up or down, any amount hereunder to nearest higher or lower amounts and may determine reasonable de minimis payment thresholds.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
COAST CRANE COMPANY
By: /s/ Martin A. Kroll
Name: Martin A. Kroll
Title: Secretary & Treasurer
FEIN: 27-3786385
Address for notices:
c/o Essex Rental Corp. 1110 Lake Cook Road
Buffalo Grove, IL 60089
Attn: Martin A. Kroll
Facsimile: (847) 215-6535
Address for wire transfers:
Wells Fargo Bank, N.A.
200 Public Square, Suite 3200
Cleveland, Ohio 44114
Acct Name: CC Bidding Operating
Acct #: 4122104052
ABA 121000248
SWIFT: WFBIUS6S
COAST CRANE LTD.
By: /s/ Martin A. Kroll
Name: Martin A. Kroll
Title: Secretary & Treasurer
FEIN: 27-3786385
Address for notices:
c/o Essex Rental Corp.
1110 Lake Cook Road
Buffalo Grove, IL 60089
Attn: Martin A. Kroll
Facsimile: (847) 215-6535
Address for wire transfers:
Wells Fargo Bank, N.A.
200 Public Square, Suite 3200
Cleveland, Ohio 44114
Acct Name: CC Bidding Operating
Acct #: 4122104052

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ABA 121000248
SWIFT: WFBIUS6S
CC ACQUISITION HOLDING CORP.
By: /s/ Martin A. Kroll
Name: Martin A. Kroll
Title: Secretary & Treasurer
FEIN: 27-3970342
Address for notices:
c/o Essex Rental Corp.
1110 Lake Cook Road
Buffalo Grove, IL 60089
Attn: Martin A. Kroll
Facsimile: (847) 215-6535

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Swingline Lender and as a Term Lender, US Revolving Lender and Canadian Revolving Lender
By: /s/ Joseph Tunney
Name: Joseph Tunney
Title: Duly Authorized Signatory
Address for Notices:
General Electric Capital Corporation
201 Merritt 7
Norwalk, CT 06851
Attn: Account Manager/Coast Crane
Facsimile: (513) 770-5460
With a copy to:
General Electric Capital Corporation
10 Riverview Drive
Danbury, CT 06810
Attn: General Counsel
Facsimile: (203) 749-4562
And
General Electric Capital Corporation
401 Merritt 7
Norwalk, CT 06851
Attn: Theodore Francis
Facsimile: (855) 434-1043
Address for payments:
ABA No. 021-001-033
Account Number 50279513
Deutsche Bank Trust Company Americas
New York, New York
Account Name: GECC CFS CIF
COLLECTION
Reference: CFK1470/Coast Crane

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
as a Term Lender, US Revolving Lender and Canadian Revolving Lender
By: /s/ Lee LaBine
Name: Lee LaBine
Title: Senior Vice President
Address for notices:
PNC Bank, National Association
200 S. Wacker Drive, Suite 600
Chicago, IL 60606
Attn: Portfolio Manager
Facsimile: (312) 454-2919
Lending Office:
PNC Bank, National Association
200 S. Wacker Drive, Suite 600
Chicago, IL 60606

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Lender, US Revolving Lender and Canadian Revolving Lender
By: /s/ Chris Heckman
Name: Chris Heckman
Title: Vice President
Address for notices:
150 S. Wacker Drive, Suite 2200
Chicago, IL 60606
Attn: Portfolio Manager
Facsimile: (312) 332-0424
Lending Office:
150 S. Wacker Drive, Suite 2200
Chicago, IL 60606

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Capital One Leverage Finance Corp., as a Term Lender, US Revolving Lender and Canadian Revolving Lender
By: /s/ Michael Burns
Name: Michael S. Burns
Title: Senior Vice President – Region Manager
Address for notices:
275 Broadhollow Road
Melville, NY 11747
Attention: Pauline Palomino, AVP – Ops. Mgr.
Facsimile: (800) 986-0331
Lending Office:
Capital One Leverage Finance Corp.
275 Broadhollow Road
Melville, NY 11747

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Schedule 1.1(a)
Term Loan Commitments

Term Lender	Term Loan Commitment
General Electric Capital Corporation	$13,333,000
PNC Bank, National Association	$10,667,000
Wells Fargo Bank, National Association	$10,667,000
Capital One Leverage Finance Corp.	$5,333,000
Total	$40,000,000

Schedule 1.1(b)
Revolving Loan Commitments

US Revolving Lender	Revolving Loan Commitment
General Electric Capital Corporation	$11,667,000
PNC Bank, National Association	$9,333,000
Wells Fargo Bank, National Association	$9,333,000
Capital One Leverage Finance Corp.	$4,667,000
Total	$35,000,000

Canadian Revolving Loan Commitment

Canadian Revolving Lender	Canadian Revolving Loan Commitment
General Electric Capital Corporation	$3,333,000
PNC Bank, National Association	$2,667,000
Wells Fargo Bank, National Association	$2,667,000
Capital One Leverage Finance Corp.	$1,333,000
Total	$10,000,000

Schedule 3.1(b)
Permits
Coast Crane Company
Business Licenses

l.	Spokane, WA	Expires January 26, 2013 – Renewal in progress
2.	Tacoma, WA	Expires December 31, 2013
3.	Torrance, CA	Expires December 31, 2012 – Renewal in progress
4.	Ontario, CA	Expires December 31, 2012 – Renewal in progress
5.	Oakland, CA	Expires December 31, 2013
6.	Pasco, WA	Expires December 31, 2013
7.	Los Angeles, CA	No Expiration date
8.	Richmond, CA	Expires December 31, 2013
9.	West Sacramento	Expires September 30, 2013
10.	San Leandro, CA	Expires December 31, 2012 – Renewal in progress
11.	Bremerton, WA	Expires December 31, 2013
12.	State of Hawaii	No Expiration date
13.	State of Alaska	Expires December 31, 2013
14.	Seattle, WA	Expires December 31, 2013
15.	Portland, OR	No Expiration date
17.	State of Texas	No Expiration date
18.	City of Pasadena	Expires May 31, 2013
19. 20. 21. 22. 23.	City San Francisco State of Washington City of Industry, CA Lynnwood, WA State of Nevada	Expired April 30, 2012 – Renewal in progress Expires March 31, 2013 No Expiration date Expires December 31, 2013 Expires July 31, 2013
Coast Crane Ltd.

Business Licenses

1.	City of Surrey Business License
	#072351 (Equipment Dealer)	Expires on April 30, 2013
	#072352 (Equipment Rental)	Expires on April 30, 2013

Coast Crane Company

Environmental Permits
1.    Wastewater discharge Permit MIU 014 (City of West Sacramento) for Coast Crane Company, dated as of September 15, 2006

2.    Pretreatment Permit 2-55 (City of San Leandro) for Coast Crane Company, dated effective as of May 4, 2009
3.    Minor Discharge Authorization 788-01 (King County) for Coast Crane Company, dated effective as of April 28, 2008
4.    Industrial Waste Disposal Permit 000017 (Los Angeles County) for Coast Crane Company, dated effective as of September 16, 2009

Coast Crane Ltd.
Environmental Permits
1.    None

Coast Crane Company
Other Permits
1.    Seller’s Permit, issued by the California State Board of Equalization (permit is valid until revoked or canceled but is not transferable if the business is sold)

Coast Crane Ltd.
Other Permits
1.    None

Coast Crane Company
Qualifications
US Borrower is qualified to transact business in the states of California, Texas, Nevada, Hawaii, Oregon and Washington.

Holdings
Qualifications
None.
Coast Crane Ltd.
Qualifications
None.

Schedule 3.5
Litigation

None.

Schedule 3.7
ERISA

Coast Crane Company
1.	Title IV Plans
None

2.	Multiemployer Plans
None

3.	Material Benefit Plans
MBA Health Insurance Program
Coast Crane Company Group Health and Welfare Plan
Essex Rental Corp. 401(k) Plan

Coast Crane Ltd.
1.	Title IV Plans
None

2.	Multiemployer Plans
None

3.	Material Benefit Plans
a. Medical Dental and Life Insurance Program with Great West Life [Policy No. 250286]
b. British Columbia Medical Services Plan [Policy No. 6200943]
c. RRSP Plan with Standard Life [Policy No. RS102971]

Schedule 3.8
Closing Date Sources and Uses; Funds Flow Memorandum

Closing Date – March 12, 2013
Funds Flow Memorandum
[See Attached]

Schedule 3.9
Ownership of Property; Liens
Coast Crane Company
1.    Lease Agreement, by and between Coast Crane Company and Dennis D. McLeod, dated as of March 1, 2009, related to the following rental realty:
(a)    8900 King Street, Anchorage, Alaska
(b)    525 South Oregon Street, Pasco, Washington
(c)    3920 East Boone Avenue, Spokane, Washington
(d)    1114 St. Paul Avenue, Tacoma, Washington
2.    Lease Agreement by and between, Coast Crane Company and H&A Reed Family Trust, dated as of April 1, 2009, related to that certain building located at 6615 Rosedale Highway, Bakersfield, California 93308
3.    Industrial/Commercial Lease, by and between Coast Crane Company and APB LLC, dated as of September 18, 2008, related to the real property commonly known as 91-505 Awakumoku Place, City of Kapolei, City and County of Honolulu, Hawaii 96707 (Bay C)
4.    Industrial/Commercial Lease, by and between Coast Crane Company and APB LLC, dated as of July 1, 2008, related to the real property commonly known as 91-505 Awakumoku Place, City of Kapolei, City and County of Honolulu, Hawaii 96707 (Bay D & L)
5.    Air Commercial Real Estate Association Standard Industrial/Commercial Single-Tenant Lease - Gross, by and between Bushala Brothers, Inc. and Coast Crane Company, dated as of March 19, 2007, related to that certain real property commonly known as 422 E. Emporia, Ontario, San Bernardino, California (approx. 4,000 square foot building with approx. 1 acre of yard space)
6.    Commercial Lease, by and among 1601 NE Columbia, LLC and Coast Crane Company, dated as of September 8, 2008, related to the real property located at 1601 N.E. Columbia, Blvd., Portland, Oregon (approx. 30,000 square foot tilt-up building)
7.    Lease Agreement (as amended), by and between Spirit of 83 and Coast Crane Company, dated as of April 28, 2006 and most recently amended on February 10,2006, related to that certain real commonly known as 14951 Catalina Street, San Leandro, California
8.    Lease Agreement, by and between White Sands, LLC and Coast Crane Company, dated as of January 2009 and notarized March 31, 2009, related to that certain real property located at 500 South Sullivan Street, Seattle, Washington
9.    Lease Agreement, by and between Ness Manitowoc Property, LLC and Coast Crane Company, dated as of November l, 2005, related to the buildings located at 8250 Fifth Avenue South, Seattle, Washington
10.    Commercial Lease Agreement (as amended and extended), by and between Ralph E. Hovis and Joyce E. Hovis, and Coast Crane Company, dated as of December 31, 2003,

amended as of September 1, 2005, and extended December 29, 2008, related to the real property located at 4680 W. Capitol Avenue, West Sacramento, California
11.    Lease Agreement, by and between Coast Crane Company and the State of California (by and through the Department of Natural Resources), dated as of April 7, 2009, related to that certain real property located at 4300 West Capitol Avenue, West Sacramento, Yolo County, California (approx. 53,260 square feet)
12.    Fifth Amendment to Real Property Lease Agreement, by and between Coast Crane Company and Bank of America N.A., as Trustee of the Emily Koelzer Revocable Trust, dated as of February 11, 2010, related to that certain real property located at 19062 San Jose Avenue, City of Industry, California
13.    Lease Agreement, between ESA Industries, Inc., and Coast Crane Company, dated as of April 17, 2012, related to that certain real property located 19052 San Jose Avenue, City of Industry, California 91748 (approx. 7,576 square feet)
14.    Lease Agreement, between H&V Investments, and Coast Crane Company, dated as of April 9, 2012, related to that certain real property located 8100 Mowry, Newark, California 94560
15.    Lease Agreement, between Roger Bellcoff, and Coast Crane Company, dated as of April 13, 2012, related to that certain real property located 14901 NE Parkinen Road, Brush Prairie, Washington 98606
16.    Lease Agreement, between Essex Crane Rental Corp., and Coast Crane Company, dated as of April 30, 2012, related to that certain real property located 303 Peach Lane, Arcola, Texas 77583-7459
Coast Crane Ltd.

1.
Lease Agreement under the Land Transformation Act (as amended) by and between City Wide Truck Repair and Disposal Ltd. and Coast Crane Ltd. dated as of October 1, 2007, as amended November 13, 2009, related to the real estate located at 9538 195 Street, Surrey, B.C.

Schedule 3.11(e)
Projections
See attached

Schedule 3.12
Environmental

1.    NPDES permits for discharge of industrial storm water have not been obtained, and certifications of no exposure have not been made, for any of the current sites.
2.    All compliance and potential compliance matters, and conditions involving Hazardous Materials releases or potential releases, are described in the following:

•	Environmental Review of Coast Crane Company, Environ (July 2004) (“2004 Environ Report”)

•	Correspondence from SLR International Corp to Cameron Hewes, “Results of Environmental Due Diligence,” April 12, 2007 (“2007 Letter Report”)

•	Phase I Environmental Assessment Reports, Summary Report and Reports for thirteen sites, (SLR International Corp, April 9, 2007) (“2007 Reports”)

•	Phase I Environmental Sites Assessment Report, Zusman Property, 1601 NE Columbia Blvd (SLR International Corp, July 2, 2008), and

•	Phase I Environmental Sites Assessment Report, Zusman Property, 1525 NE Columbia Blvd (SLR International Corp, March 5, 2010) (together, the “Portland Reports”)

•	Confirmatory Investigation of Washington Pad Area, Seattle Site (Environ, April 25, 2007)

•	Results of Confirmatory Investigation of Washington Pad Area, Seattle Site (Environ, July 25, 2007)

•	Evaluation of Lateral and Vertical Extent of Petroleum Hydrocarbons and Volatile Organic Compounds in Soil, Washington Pad Area, Seattle Site (Environ, August 27, 2007)

•	Draft, Remedial Action Completion Report, Seattle Site (Environ, Draft, dated July 2008)
3.    Correspondence from the Washington Department of Ecology, December 4, 2008, to Franklin Foster may constitute a threatened claim by a Governmental Authority.

Schedule 3.15
Labor Relations
None.

Schedule 3.16
Intellectual Property
1. Registered Trademarks
a. Reg. No. 4,028,519
Logo Mark in Class 35 – The mark consists of a crane holding a stylized letter “C”.
Ser. No. 85-248,662, Filed 2-22-2011, Registered on 9-20-2011, Expires 9-20-2021
b. Reg. No. 4,028,520
Logo Mark in Class 37 – The mark consists of a crane holding a stylized letter “C”.
Ser. No. 85-248,688, Filed 2-22-2011, Registered on 9-20-2011, Expires 9-20-2021
c. Reg. No. 4,034,505
Word Mark in Class 35 – “Coast Crane Company” – The mark consists of standard characters without claim to any particular font, style, size, or color. No claim is made to the exclusive right to use “Crane Company”, apart from the mark as shown.
Ser. No. 85-248,620, Filed 2-22-2011, Registered on 10-4-2011, Expires 10-4-2021
d. Reg No. 4,034,506
Word Mark in Class 37 – “Coast Crane Company” – The mark consists of standard characters without claim to any particular font, style, size, or color. No claim is made to the exclusive right to use “Crane Company”, apart from the mark as shown.
Ser. No. 85-248,635, Filed 2-22-2011, Registered on 10-4-2011, Expires 10-4-2021
2.    Domain Names:
Coast Crane Company
www.coastcrane.com
Other domains that point to www.coastcrane.com
coastcrane.co
coastcrane.net
coastcrane.us
coastcranecompany.com
coastcranecompany.net
coastcranelimited.net
coastcranelimited.com
pacificcoastcrane.com
pacificcoastcrane.net
westcoastcrane.biz
westcoastcrane.co
westcoastcrane.us

Coast Crane Ltd.
None

3.    Software

a.	MEHS (200) NFD (73 US & 7 Canada)
Mass market, off-the shelf software.

b.	Owned

Licensed	Licensed - Boxed
Adobe Contribute CS3 (2)	Adobe Acrobat Standard 9 (2)
Application Extender (3)	MS Visio 2007 (2)
Symantec Clients (165)	MS Office 2003 (15)
Symantec Endpoint (1)	Crystal Reports (12)
Windows Server 2003 CALs (204)
Microsoft Exchange (200)
Transoft Client (12)
Transoft Server (1)
Transoft Drivers (8)
Blackery Clients (30)
Blackbeny Enterprise Server (1)
Reflections (130)
Sonicwall VPN Global Clients (20)
MS Access 2003 (10)
MS Access 2007 (10)
MS Data Center (l)
MS Office 2003 (30)
MS Office 2007 (80)
Acucobol for AIX (5)
MS Access 2010 (5)
MS Office (130)
MS Visio 2007 (2)
Windows Server 2008 (3)
Windows Server 2003 (1)
Windows Server 2008 User CALs (169)
Windows Server 2003 User CALs (200)

Schedule 3.18
Insurance

					Coverage Limits
Policy Number	Eff. Date	Exp. Date	Insurance Type	Issuer	Amount	Coverage	Deductible
12945031	12/1/2012	12/1/2013	Property	Lexington Insurance Company	$10,000,000.00	Business Income & Extra Expense	$5,000.00
					$10,000,000.00	Real & Personal Property
					8,299.950.00	Business Income & Extra Expense
					$10,188,630.00	Inventory
			Combined Inland Marine		$40,000,000.00	Each Occurrence	$25,000.00
					$2,000,000.00	Equipment Rented from Others

12N05841	12/1/2012	12/1/2013	Ocean Cargo	Traverlers Property Casualty Company of America	$5,000,000.00	Any One Vessel
					$5,000,000.00	Any One Item of Equipment on Land

CGLCX6018812	12/1/2012	12/1/2013	General Liability	Tower Insurance Co of New York	$1,000,000.00	Each Occurrence	$10,000
					$50,000.00	Damage to Rented Premises (Ea Occ)
					$1,000,000.00	Personal & Adv. Injury
					$2,000,000.00	General Aggregate
					$2,000,000.00	Products – Comp/Op Agg
					50000	Damage to Premises Rented

BAPCX6018812	12/1/2012	12/1/2013	Automobile Liability	Tower Insurance Co of New York	$1,000,000.00	Each Accident

QK08850244	12/1/2012	12/1/2013	Umbrella Liability	St. Paul Fire and Marine Insurance Company	$5,000,000.00	Each Occurrence
					$5,000,000.00	Aggregate

15374927	12/1/2012	12/1/2013	Excess Liability (5X5)	AIG/Lexington Insurance Company	$5,000,000.00	Each Occurrence
					$5,000,000.00	Aggregate

HFX00031996044	12/1/2012	12/1/2013	Excess Liability (10X10)	Interstate Fire & Casualty	$10,000,000.00	Each Occurrence Aggregate
					$10,000,000.00

100002361901	12/1/2012	12/1/2013	Excess Liability (10X20)	Liberty Insurance Underwriters, Inc.	$10,000,000.00	Each Occurrence
					$10,000,000.00	Aggregate

ZUP14T4959412NF	12/1/2012	12/1/2013	Excess Liability (10X30)	St. Paul Fire & Marine Insurance Company	$10,000,000.00	Each Occurrence
					$10,000,000.00	Aggregate

PHFD3979609A	12/1/2012	12/1/2013	Foreign Package (includes GL, Auto & Cont. Empl. Liab below)	ACE American Insurance Company	$1,000,000.00	BVPD Each Occurrence

			1. General Liability		$2,000,000.00	Aggregate – Products/ Completed Operations

					$1,000,000.00	Premises Damage
					$1,000,000.00	Personal Injury & Advertising Injury

					$25,000.00	Medical Payment Coverage
			2. Automobiles		$1,000,000.00	combined BVPD Any One Accident (Owned and Hired & Non Owned Autos)
					$25,000.00	Accident/Any One Policy Period
					$10,000.00	Medical Payments – Each Person
					$20,000.00	Medical Payments – Each Accident
					$1,000,000.00	Bodily Injury by Accident – Each Accident
			3. Contingent Employers Liability		$1,000,000.00	Bodily Injury by Disease – Each Employee
					$1,000,000.00	Bodily Injury by Disease – Policy Limit
					$1,000,000.00	Executive Assistance Services

PHFD3979609A	12/1/2012	12/1/2013	Professional Liability	Maxum Indemnity Company	$2,000,000.00	Each Claim
					$2,000,000.00	Aggregate

14-MGU-12A28013	12/1/2012	12/1/2013	Directors' & Officers' Liability	U.S. Specialty Insurance Company (HCC Global)	$10,000,000.00	Aggregate Limit (including Defense Costs)

NHS649313	12/1/2012	12/1/2013	Excess Directors' & Officers' Liability	RSUI Indemnity Company	$5,000,000.00	Aggregate Limit (including Defense Costs) (Excess of $10,000,000.00)

0306-1547	12/1/2012	12/1/2013	Side A D&O Liability	Allied World National Assurance Company	$5,000,000.00	Aggregate Limit (including Defense Costs) (Excess of $15,000,000.00)

14-MG-12-A11330	12/1/2012	12/1/2013	Employment Practices Liability	Houston Casualty Company (HCC)	$5,000,000.00	Aggregate Limit (including Defense Costs)

14-MG-12-A28147	12/1/2012	12/1/2013	Fiduciary Liability	U.S. Specialty Insurance Company (HCC)	$1,000,000.00	Aggregate Limit (including Defense Costs)

SAA 359-74-72-04	12/1/2012	12/1/2013	Crime	Great American Insurance Company	$3,000,000.00	Aggregate Limit	$50,000

SAA 359-74-72-04	12/1/2012	12/1/2013	Crime	Great American Insurance Company	$3,000,000.00	Aggregate Limit	$50,000

WCJZ91457366012	7/21/2012	7/21/2013	Worker’s Compensation And Employers’ Liability	Liberty Mutual / Wausau Underwriters Insurance Company	WC Statutory Limits
					$1,000,000.00	E.L. Each Accident
					$1,000,000.00	E.L. Disease – Each Employee
					$1,000,000.00

Account ID: 046,378-01, UBI: 603 064 580	11/22/2012		WA Worker’s Compensation	State of Washington	WA Statutory Limits	Worker’s Compensation

Schedule 3.19
Ventures, Subsidiaries and Affiliates; Outstanding Stock
Each of Essex Rental Corp., a Delaware corporation, Essex Holdings LLC, a Delaware limited liability company, Essex Crane Rental Corp., a Delaware corporation, and Essex Finance Corp., a Delaware corporation, is an Affiliate of Borrowers and Holdings.
Coast Crane Ltd., a British Columbia corporation (“Coast Canada”), is a direct Subsidiary of Borrower and an indirect Subsidiary of Holdings.

Issuer	Stockholder	Number of Shares	Percentage of Outstanding
Holdings	Essex Rental Corp.	100	100%
Borrower	Holdings	100	100%
Coast Canada	Borrower	100	100%

Schedule 3.20
Jurisdiction of Organization; Chief Executive Office

Legal Name	Organizational ID Number	Chief Executive Office	Prior Legal Name and Prior Jurisdiction of Organization	Jurisdiction of Organization
Coast Crane Company	4890310	1110 Lake Cook Road, Suite 220 Buffalo Grove, IL 60089	CC Bidding Corp.	Delaware
CC Acquisition Holding Corp.	4891753	1110 Lake Cook Road Suite 220 Buffalo Grove, IL 60089	N/A	Delaware
Coast Crane Ltd.	BC0507555	9538 195th Street Surrey, BC V4N4G2	N/A	British Columbia

Schedule 3.21
Locations of Inventory, Equipment and Books and Records
See Schedule 3.20 and Schedule 3.9, which are incorporated herein by reference.

Schedule 3.22
Deposit Accounts and Other Accounts
Coast Crane Company

Account Name	Depositary Information	Account Number	Name on Account	Address	Telephone #	Purpose
Operating Account	Wells Fargo		Coast Crane Company	Wells Fargo Bank, N.A. (182), PO Box 63020, San Francisco, CA 94163	1-800-289-3557	Main Operating Activities
Depository Account	Wells Fargo		Coast Crane Company	Wells Fargo Bank, N.A. (182), PO Box 63020, San Francisco, CA 94163	1-800-289-3557	Cash Receipts
Payroll	Wells Fargo		Coast Crane Company	Wells Fargo Bank, N.A. (182),PO Box 63020, San Francisco, CA 94163	1-800-289-3557	Payroll Funding
Vendor Payment	Wells Fargo		Coast Crane Company	Wells Fargo Bank, N.A. (259), 115 Hospital Drive, Van Wert, OH 45891	1-800-289-3557	Vendor and Other Disbursements
Collateral Account	Wells Fargo		Coast Crane Company	Wells Fargo Bank, N.A. (182), PO Box 63020, San Francisco, CA 94163	1-800-289-3557	Credit Card Purchases Collateral Account
FSA	Wells Fargo		Coast Crane Company	Wells Fargo Bank, N.A. (182), PO Box 63020, San Francisco, CA 94163	1-800-289-3557	Flex Spending Account

Coast Crane Ltd.

Account Name	Depositary Information	Account Number	Name on Account	Address	Telephone #	Purpose
USD Operating Account	HSBC		Coast Crane LTD	HSBC Bank Canada, #1-405 North Road, Coquitlam, BC V3K 3V9	1-866-808-4722	USD Operating Account
USD DDA	Wells Fargo		Coast Crane LTD	Wells Fargo Bank, N.A. (182), PO Box 63020, San Francisco, CA 94163	1-800-289-3557	USD Operating Account
USD Receivables Account	RBC		WF Coast Crane LTD	Royal Bank of Canada, 315 Front St W-3rd Flr. Toronto, ON M5V 3A4	1-800-769-2520	USD Cash Receipts with Lockbox functionality
USD Operating Account	RBC		WF Coast Crane LTD	Royal Bank of Canada, 315 Front St W-3rd Flr. Toronto, ON M5V 3A4	1-800-769-2520	USD Disbursements

Schedule 3.23
Government Contracts

Coast Crane Company
Contract to sell 10 SANY Rough Terrain LAWPD

Contract to provide various service, parts, etc. with Bechtel National Inc., the contractor for the U.S. Department of Energy for the HanfordTank Waste Treatment and Immobilization Plant

Coast Crane Ltd.

None

Schedule 3.25
Bonding; Licenses
Coast Crane Company

Obligee	Type of Bond	Bond Amount	Expiration Date
State of California, Department of Motor Vehicles	Motor Vehicle-All Others	5,000	10/16/2013
State of California, Department of Motor Vehicles	Motor Vehicle-New and-or Used Car, Truck, Mobile Home Dealers and Salesmen	50,000	8/13/2013
State of Oregon, Department of Transportation	Sales and Use Tax Bonds	2,750	12/17/2013
Treasurer (County) and the Motor Vehicle Industry Licensing Board, State of Hawaii	License & Permit	75,000	12/10/2013
State of Oregon- DMV	License & Permit	40,000	12/10/2013
State of Washington	License & Permit	30,000	12/10/2013
State of Washington	License & Permit	30,000	12/10/2013
State of Washington	License & Permit	30,000	12/10/2013
State of Washington	License & Permit	30,000	12/10/2013
State of California, Department of Motor Vehicles	Motor Vehicle-All Others	5,000	12/10/2013
State of California, Department of Motor Vehicles	Motor Vehicle-All Others	5,000	12/10/2013
Oregon Department of Transportation	Miscellaneous Taxes	2,375	5/23/2013
City of Spokane	License & Permit	5,000	4/18/2013

Coast Crane Ltd.

None

Schedule 3.30
Titled Vehicles
Coast Crane Company

Mk	S/N
MN	197640
PB	1XPSDP0X8DD209258
NC	35383
NC	35483
NC	35704
TA	655694
NC	290434
NC	290435
NC	291138
NC	291226
NC	291496
NC	291774
NC	291771
NC	291497
NC	291654
NC	291772
NC	291783
NC	291801
NC	292032
NC	291785
NC	291973
NC	292204
NC	291784
NC	292361
NC	292412
NC	292521
TA	655829
NC	293031
NC	293030
NC	293068
NC	293020
NC	293033
NC	293036
NC	293143
NC	293035
NC	293325
NC	293142
NC	293655
NC	293069
NC	293991
NC	293871
NC	293653
NC	291480
NC	294079
NC	294095
NC	294398

NC	294408
NC	294539
TA	EX0178
NC	294406
NC	293574
NC	293575
NC	293656
NC	293697
NC	294526
NC	294684
NC	294686
NC	294075
NC	294541
TA	655783
NC	293703
NC	294712
NC	294711
NC	35616
NC	293766
NC	294527
NC	294682
NC	294530
TA	EX0189A
TA	655881
NC	294681
NC	294680
TA	655853
TA	EW2660
NC	35598
NC	291265
NC	294562
TA	655854
NC	294642
NC	33014B
NC	295443
NC	291768A
TA	655848
NC	294687
NC	295440
TA	EW2640
NA	295444
MT	186137
MN	186263
MN	186282
MN	186284
MN	186287
MN	186299
MN	186297
MN	186288
MN	186298
TA	EX0079
TA	EX0084
ZZ	1GTEK19T2YE213033

ZZ	1FMYU04171KA78917
ZZ	3B7HU18Z62G112039
ZZ	2FTRX17262CB00585
ZZ	2FTRX18L13CA22285
ZZ	2GCEK13T761141527
ZZ	TRX18W72NA65886
ZZ	1FTRX17W51NB45445
ZZ	1FTNX20L4YEC85582
ZZ	TNX20L91ED19
ZZ	1FTRW07W91KA81702
ZZ	1FTRF17W7YKA80404
ZZ	1FTRF17WX1NA21156
ZZ	1GDJK34N1SE542375
ZZ	1TKA04225RM086849
ZZ	1HTSCABM0SH620490
ZZ	1FV6HLBA2VL575169
ZZ	1GCEC14WXVZ145454
ZZ	1GCEC14W3VZ105054
ZZ	1GTEC14W3TZ517889
ZZ	1HTSCABM2TH351443
ZZ	1FV3EJAC6VH711700
ZZ	1HTSCABM1WH504608
ZZ	1TKA04626RM036486
ZZ	1HTSCABM7WH575862
ZZ	1FTNF21L0XEC03864
ZZ	1FDYY95S8RVA27405
ZZ	1GTGC24R1XF011932
ZZ	2009G00199
ZZ	1FUYFXYB2YPH47386
ZZ	1N6SD11S7SC392184
ZZ	3B6MC36631M247263
ZZ	1GDKC34N8SJ523542
ZZ	1FDAF56F9YED18690
ZZ	1FDXF46F9YEE28076
ZZ	1FVABTAK62DK01594
TK	1FUPFXYB5YPH40721
ZZ	1FVACXCS75HV08092
ZZ	1FDXF46P96EA85484
ZZ	1FDAF57P85ED08591
ZZ	1FTNX20L72EX58691
ZZ	1LH930UH811011580
ZZ	1FUYDSYBOSH727662
ZZ	1HTSCABM8YH248339
ZZ	1HTSCABM5YH248332
ZZ	1GRDM9023HM063910
ZZ	1FDXF46P06EB47189
ZZ	1FDXF46P06EC11814
ZZ	2FZACGDC06AW51735
TK	TWYAHT37J471
ZZ	2FZHAZDE97AY42377

ZZ	1FTYR10D35PB02960
ZZ	1HTSCABP21H337517
ZZ	1FTYR10D67PA75191
ZZ	1FTYR10D76PA84710
ZZ	1FDAF56PX7EA87144
ZZ	KMHD7X57M208
TK	PLHN7X88M766
TK	PLHN7X18M769
TK	1FDAF57R88ED09262
ZZ	1TKA048268M015049
ZZ	1ZCE26E22GZO12471
ZZ	1XPFDB0XXXD486521
GV	45708
ZZ	F005D02634K
MS	42625
CL	5DP00113
KL	552795A
GV	34991
GV	68474A
LL	97Y16P22234
CL	70Y01155
BZ	N/A
ZZ	FOO5A13761H
LL	19475
LL	19172
MB	43395
KL	552793A
CL	68Y01600
CL	5DP00122
CL	5DP00117
DA	N/A
MS	250206
JL	160014848
MB	43364
ZZ	06-00922
ZZ	A26W50574
RO	7130985003
ZZ	5141
JL	160013881
ZZ	502080
ZZ	19712
ZZ	F2550219
ZZ	F005D05201N
MS	42643

Coast Crane Ltd.

Mk	S/N
NC	294076
ZZ	TSCABMXVH448862
ZZ	539236
TK	TRF12236NB32
ZZ	DAF56RX8EC60
TK	3F6WJ76A58G350635
ZZ	CC735600
GV	42220
ZZ

Schedule 3.31
Equipment
Coast Crane Company

Equip #	Mk	S/N
AC0157	NC	290154A
AC0571	GV	292556A
AC0839	ZZ	995001113
AC1230	NC	NONE
AC1248	TC	410570K
AC1250	TC	410570M
AC1307	TC	410182A
AC1415	TC	410982G
AC1418	TC	410982J
AC1814	ME	10001160A
AC1849	ZZ	0
AC2581	MN	186289
AC2582	MN	186289A
RT0426	SA	13RC00350019
RT0427	SA	13RC00350020
RT0428	SA	13RC00350021
RT0429	SA	13RC00350022
RT0430	SA	13RC00350023
RT0431	SA	13RC00350033
RT0432	SA	13RC00350035
RT0433	SA	13RC00350036
RT0434	SA	13RC00350038
RT0435	SA	13RC00550040
AC0034	ME	771048 777
AC0035	ME	1048 777
AC0081	GV	NONE
AC0100	ZZ	471556
AC0127	NC	35519 685D
IC0023	GV	69821
RT0365	GV	86073
AC0043	NC	32012B
AC0079	NC	33351A
AC0114	NC	35299B
AC0115	NC	35407A
AC0119	NC	35441A
AC0125	NC	35498A
AC0126	NC	34041A
AC0138	TC	95196C
AC0140	TC	95196A
AC0141	ZZ	WATO197
AC0142	TC	88715C
AC0150	ZZ	WAT0201
AC0151	TC	50013
AC0158	NC	999
AC0161	TC	97185A
AC0162	TC	97185B
AC0168	TC	100000A
AC0169	TC	100000B
AC0170	TC	100000C
AC0171	TC	100000D
AC0172	TC	100000E

AC0173	TC	100000F
AC0176	TC	99509A
AC0183	TC	99509H
AC0184	TC	99509I
AC0185	TC	99509J
AC0186	TC	99509K
AC0187	TC	99509L
AC0198	TC	99869D
AC0203	TC	400542
AC0206	TC	400546C
AC0208	TC	400546E
AC0218	TC	SN0218
AC0220	TC	400363B
AC0222	TC	400363D
AC0223	TC	400363E
AC0224	TC	400363F
AC0225	TC	400363G
AC0226	TC	400363H
AC0227	TC	400363I
AC0228	TC	400363J
AC0236	TC	400548A
AC0237	TC	400548B
AC0238	TC	400548C
AC0244	NC	32240
AC0245	NC	291645A
AC0248	TC	401442A
AC0250	TC	401442C
AC0251	TC	401442D
AC0252	TC	401442E
AC0253	TC	401442F
AC0254	TC	401442G
AC0255	TC	401442H
AC0256	TC	401442I
AC0257	TC	401442J
AC0258	TC	401442K
AC0259	TC	401442L
AC0269	NC	291756A
AC0272	CO	89010127
AC0273	CO	89010128
AC0274	CO	89010129
AC0275	CO	89010130
AC0276	CO	89010131
AC0277	CO	89010132
AC0278	CO	89010133
AC0279	CO	89010134
AC0280	CO	89010135
AC0281	CO	89010136
AC0282	CO	89010101
AC0283	CO	89010103
AC0284	CO	89010105
AC0285	CO	89010119
AC0286	CO	89010113
AC0287	CO	89010117
AC0288	GL	13830106
AC0289	GL	13830107
AC0290	GL	13830108
AC0291	GL	2002264019
AC0293	GL	13920109

AC0295	GL	13830105
AC0296	GL	200226102
AC0299	GL	1496TK9504
AC0305	GL	13920117
AC0308	GL	13830125
AC0309	GL	13830126
AC0310	GL	13830129
AC0311	GL	13830131
AC0313	GL	2004069135
AC0314	GL	2004012049
AC0315	GL	2004012051
AC0316	GL	200417502
AC0317	GL	13920111
AC0318	GL	13920114
AC0319	GL	13920115
AC0320	GL	13920118
AC0325	MQ	7101877
AC0328	MQ	7101414
AC0331	MQ	3691691
AC0332	MQ	3691692
AC0335	MQ	7600034
AC0337	MQ	7500518
AC0340	MQ	7500652
AC0341	MQ	7104600
AC0342	MQ	7104591
AC0344	MQ	7400304
AC0345	MQ	7400320
AC0346	MQ	7400321
AC0347	MQ	7400342
AC0348	MQ	7400208
AC0349	MQ	7400318
AC0351	MQ	7400172
AC0352	MQ	3745230
AC0353	ZZ	FA000102
AC0356	ZZ	TBD
AC0357	TC	402109A
AC0358	TC	402109B
AC0359	TC	402109C
AC0360	TC	402109D
AC0361	TC	402109E
AC0362	TC	402109F
AC0363	TC	402109G
AC0365	TC	401218A
AC0366	TC	401218B
AC0367	TC	401218C
AC0368	TC	401218D
AC0369	TC	401218E
AC0370	TC	401218F
AC0371	TC	401218G
AC0372	TC	401218H
AC0373	TC	401218I
AC0374	TC	401218J
AC0375	TC	401218K
AC0376	TC	401218L
AC0377	TC	401218M
AC0378	TC	401218N
AC0379	TC	401218P
AC0380	TC	401218Q

AC0381	TC	401218R
AC0382	TC	401218S
AC0383	TC	401218T
AC0384	TC	401218U
AC0385	TC	401218V
AC0386	MQ	3745227
AC0388	ZZ	50002088
AC0389	ZZ	50002162
AC0390	ZZ	50002165
AC0391	ZZ	50002497
AC0392	ZZ	50002827
AC0393	ZZ	50002830
AC0394	ZZ	50002841
AC0395	ZZ	50002853
AC0396	ZZ	50002919
AC0397	ZZ	50002940
AC0398	ZZ	50003048
AC0399	ZZ	50003118
AC0400	ZZ	50003319
AC0401	ZZ	50003528
AC0402	ZZ	50003641
AC0403	ZZ	50003809
AC0404	ZZ	50003824
AC0405	ZZ	50005190
AC0406	ZZ	50005193
AC0407	ZZ	50005219
AC0408	ZZ	50005222
AC0409	ZZ	50005230
AC0410	ZZ	50005281
AC0411	ZZ	50005292
AC0412	ZZ	50005298
AC0413	ZZ	1504
AC0414	ZZ	NK-AC30-B
AC0415	ZZ	10103
AC0416	ZZ	1777
AC0417	ZZ	TBD
AC0418	ZZ	1644
AC0424	TC	402113A
AC0425	TC	402113B
AC0426	TC	402113C
AC0427	TC	402113D
AC0428	TC	402113E
AC0429	TC	401259A
AC0430	TC	401259B
AC0431	TC	401259C
AC0432	TC	401259D
AC0433	TC	401259E
AC0434	TC	401259F
AC0435	TC	401259G
AC0436	TC	401259H
AC0441	NC	292204A
AC0442	ZZ	7500649
AC0444	ZZ	1515
AC0450	TC	401270A
AC0451	TC	401270B
AC0452	TC	401270C
AC0453	TC	401270D
AC0454	TC	401270E

AC0455	TC	401270F
AC0456	TC	401270G
AC0457	TC	401270H
AC0458	TC	401270I
AC0459	TC	401270J
AC0460	TC	401270K
AC0461	TC	401270L
AC0464	TC	404565A
AC0466	TC	404565C
AC0470	TC	88671
AC0475	TC	403020A
AC0476	TC	403020B
AC0477	TC	403020C
AC0478	TC	403020D
AC0479	TC	403020E
AC0480	TC	403020F
AC0481	TC	403020G
AC0482	TC	403020H
AC0483	TC	403020I
AC0484	TC	403020J
AC0485	TC	403020K
AC0486	TC	403020L
AC0487	TC	402910A
AC0488	TC	402910B
AC0489	TC	402910C
AC0490	TC	102910D
AC0491	TC	402910E
AC0492	TC	402910F
AC0493	TC	402910G
AC0494	TC	402910H
AC0495	TC	402910I
AC0496	TC	402910J
AC0497	TC	402910K
AC0498	TC	402910L
AC0501	TC	99509M
AC0502	TC	401270M
AC0504	TC	0001TC
AC0505	TC	0002TC
AC0506	TC	0003TC
AC0507	TC	0004TC
AC0510	ZZ	TBD
AC0511	ZZ	112336
AC0512	ZZ	FA000241
AC0516	GL	2004069135
AC0518	ZZ	0
AC0526	TC	403358F
AC0527	TC	403358G
AC0529	ZZ	3/0-3 GGC
AC0533	TC	403665A
AC0534	TC	403665B
AC0535	TC	403665C
AC0536	TC	403665D
AC0537	TC	403665E
AC0539	TC	403658B
AC0542	TC	403658E
AC0543	TC	403656A
AC0544	TC	403656B
AC0545	TC	403656C

AC0546	TC	403656D
AC0547	TC	403656E
AC0548	TC	403022A
AC0549	TC	403022B
AC0550	TC	403022C
AC0551	TC	403022D
AC0552	TC	403022E
AC0553	TC	403022F
AC0554	TC	403022G
AC0555	TC	403022H
AC0556	TC	403022I
AC0559	TC	403022L
AC0579	TC	404552A
AC0580	TC	404552B
AC0581	TC	404552C
AC0582	TC	404552D
AC0583	TC	404552E
AC0584	TC	404552F
AC0585	TC	404552G
AC0586	TC	404552H
AC0587	TC	404552I
AC0588	TC	404552J
AC0589	TC	404552K
AC0590	TC	404552L
AC0593	TC	404718A
AC0594	TC	404718B
AC0595	TC	404718C
AC0596	TC	404718D
AC0597	TC	404718E
AC0598	TC	404718F
AC0599	TC	404718G
AC0600	TC	404718H
AC0601	TC	404718I
AC0602	TC	404718J
AC0603	TC	404718K
AC0604	TC	404718L
AC0605	TC	404718M
AC0606	CO	SN0606
AC0607	CO	SN0607
AC0608	CO	SN0608
AC0609	CO	SN0609
AC0610	CO	SN0610
AC0611	CO	SN0611
AC0612	CO	SN0612
AC0613	CO	SN0613
AC0614	CO	SN0614
AC0615	CO	SN0615
AC0616	CO	SN0616
AC0617	CO	SN0617
AC0618	CO	SN0618
AC0619	CO	SN0619
AC0620	CO	SN0620
AC0621	CO	SN0621
AC0622	CO	SN0622
AC0623	CO	SN0623
AC0631	TC	P0T22998A
AC0632	TC	POT22998B
AC0633	TC	POT22998C

AC0634	TC	POT22998D
AC0635	TC	404559B
AC0636	TC	404559A
AC0637	TC	404559C
AC0638	TC	404559D
AC0639	TC	404559E
AC0640	TC	404559F
AC0641	TC	404559G
AC0642	TC	404559H
AC0643	TC	404559I
AC0644	TC	404559J
AC0645	TC	404559K
AC0646	TC	404559L
AC0655	TC	404717I
AC0656	TC	404717J
AC0657	TC	404717K
AC0658	TC	404717L
AC0663	TC	404717G
AC0664	NC	293109A
AC0672	TC	SN0672
AC0673	NC	291762B
AC0674	TC	SN0674
AC0675	ZZ	SN0675
AC0680	TA	407005
AC0687	NC	293653A
AC0688	NC	293655A
AC0695	TC	164007
AC0697	TC	404735A
AC0698	TC	404735B
AC0699	TC	404735C
AC0700	TC	404735D
AC0701	TC	404735E
AC0702	TC	404735F
AC0703	TC	404735G
AC0704	TC	404735H
AC0705	TC	404735I
AC0706	TC	404735J
AC0707	TC	404735K
AC0708	TC	404735L
AC0709	TC	404735M
AC0710	TC	404735N
AC0711	TC	403355A
AC0712	TC	403355B
AC0713	TC	403355C
AC0714	TC	403355D
AC0715	TC	403355E
AC0716	TC	403355F
AC0717	TC	404561A
AC0718	TC	404561B
AC0719	TC	404561C
AC0720	TC	404561D
AC0721	TC	404561E
AC0722	TC	404561F
AC0723	TC	404561G
AC0724	TC	404561H
AC0725	TC	404561I
AC0726	TC	404561J
AC0727	TC	404561K

AC0728	TC	404561L
AC0729	TC	404719A
AC0730	TC	404719B
AC0731	TC	404719C
AC0732	TC	404719D
AC0733	TC	404719E
AC0734	TC	404719F
AC0735	TC	404719G
AC0736	TC	404719H
AC0737	TC	404719I
AC0738	TC	404719J
AC0739	TC	404719K
AC0740	TC	404719L
AC0741	TC	404728A
AC0742	TC	404728B
AC0743	TC	404728C
AC0744	TC	404728D
AC0745	TC	404728E
AC0746	TC	404728F
AC0747	TC	404728G
AC0748	TC	404728H
AC0749	TC	404728J
AC0750	TC	404728J
AC0751	TC	404728K
AC0752	TC	404728L
AC0753	TC	404728M
AC0754	TC	404728N
AC0755	TC	404719M
AC0757	ZZ	20078604
AC0759	CO	13878A
AC0760	CO	13878B
AC0761	CO	13878C
AC0765	CO	13296A
AC0766	CO	13296B
AC0767	CO	13296C
AC0768	CO	13878D
AC0771	CO	13296D
AC0772	CO	13014E
AC0773	CO	13878E
AC0774	CO	13296E
AC0775	CO	13014E
AC0776	CO	13878F
AC0777	CO	1
AC0778	CO	13296F
AC0789	CO	13014G
AC0790	CO	13878G
AC0806	TA	EX0178A
AC0808	NC	293766A
AC0809	NC	293019A
AC0814	TC	404546A
AC0815	TC	404546B
AC0816	TC	404546C
AC0817	TC	404546D
AC0818	TC	404546E
AC0819	TC	404546F
AC0820	TC	404546G
AC0821	TC	404740A
AC0822	TC	404740B

AC0823	TC	404740C
AC0824	TC	404740D
AC0825	TC	404740E
AC0826	TC	404740F
AC0830	TC	404740J
AC0831	TC	404740K
AC0832	TC	404740L
AC0833	TC	404740M
AC0834	TC	404740N
AC0835	TC	404740P
AC0836	TC	404740Q
AC0840	NC	293575A
AC0841	NC	294562A
AC0842	TC	404548A
AC0845	TC	404548D
AC0846	TC	404548E
AC0847	TC	404548F
AC0849	ZZ	1
AC0853	TC	404737A
AC0854	TC	404737B
AC0855	TC	404737C
AC0856	TC	404737D
AC0857	TC	404737E
AC0858	TC	404737F
AC0859	TC	404737G
AC0860	TC	404737H
AC0861	TC	404737I
AC0862	TC	404737J
AC0863	TC	404737K
AC0864	TC	404737L
AC0865	TC	404737M
AC0866	TC	404737N
AC0867	TC	404673A
AC0868	TC	404673B
AC0869	TC	404673C
AC0870	TC	404673D
AC0871	TC	404673E
AC0887	TC	404563A
AC0888	TC	404563B
AC0889	TC	404563C
AC0890	TC	404563D
AC0891	TC	404563E
AC0892	TC	404563F
AC0893	TC	404563G
AC0894	TC	404563H
AC0897	TC	404675A
AC0898	TC	404675B
AC0899	TC	404675C
AC0900	TC	404675D
AC0901	TC	404675E
AC0902	TC	404675F
AC0903	TC	404649A
AC0904	TC	404649B
AC0905	TC	404649C
AC0906	TC	404649D
AC0907	TC	404649E
AC0908	TC	404649F
AC0909	TC	404750A

AC0910	TC	404750B
AC0911	TC	404750C
AC0912	TC	404750D
AC0913	TC	404750E
AC0914	TC	404750F
AC0915	TC	404750G
AC0916	TC	404750H
AC0917	TC	404750I
AC0918	TC	404750J
AC0919	TC	404750K
AC0920	TC	404750L
AC0921	TC	404750M
AC0922	TC	404750N
AC0923	TC	408940B
AC0924	TC	408940A
AC0925	TC	408940C
AC0926	TC	408940D
AC0927	TC	408940F
AC0928	TC	408940G
AC0929	TC	408940H
AC0930	TC	408940I
AC0931	TC	408940J
AC0932	TC	408940L
AC0933	TC	408940M
AC0934	TC	408940M
AC0935	TC	408979A
AC0936	TC	408979B
AC0937	TC	408979C
AC0938	TC	408979D
AC0939	TC	408979E
AC0940	TC	408979F
AC0941	TC	408979G
AC0942	TC	408979H
AC0944	TC	404563I
AC0945	TC	404563J
AC0946	TC	404563K
AC0947	TC	404563L
AC0951	TC	404675G
AC0952	TC	404741A
AC0953	TC	404741B
AC0954	TC	404741C
AC0955	TC	404741D
AC0956	TC	404741E
AC0957	TC	404741F
AC0958	TC	404741G
AC0959	TC	404741H
AC0960	TC	404741I
AC0961	TC	404741J
AC0962	TC	404741K
AC0963	TC	404741L
AC0964	TC	404741M
AC0965	TC	404741N
AC0966	TC	404741O
AC0968	TC	SN0968
AC0974	CO	SN0974
AC0975	CO	SN0975
AC0980	ZZ	1
AC0981	ZZ	2

AC0997	CO	SN0997
AC0998	CO	SN0998
AC0999	CO	SN0999
AC1018	CO	SN1018
AC1019	CO	SN1019
AC1020	CO	SN1020
AC1025	AL	809822A
AC1026	AL	809822B
AC1027	AL	809822C
AC1028	AL	809822D
AC1029	AL	809822E
AC1030	AL	809822F
AC1031	AL	809822G
AC1032	AL	809822H
AC1033	AL	809822I
AC1034	AL	809822J
AC1035	AL	809822K
AC1036	AL	809822L
AC1037	AL	809822M
AC1038	AL	809822N
AC1039	AL	809822O
AC1040	AL	809822P
AC1041	AL	809822Q
AC1042	AL	809822R
AC1043	AL	809822S
AC1044	AL	809822T
AC1045	AL	809822U
AC1046	AL	809822V
AC1047	AL	809822X
AC1048	AL	809822X
AC1049	AL	809822Y
AC1050	AL	809822Z
AC1051	AL	809822AA
AC1052	AL	809822BB
AC1053	AL	809822CC
AC1054	AL	809822DD
AC1055	AL	809822EE
AC1056	AL	809822FF
AC1057	AL	809822GG
AC1058	AL	809822HH
AC1059	AL	809822II
AC1060	AL	809822JJ
AC1061	AL	809822KK
AC1062	AL	809822LL
AC1063	AL	809822MM
AC1064	AL	809822NN
AC1065	AL	809822OO
AC1066	AL	809822PP
AC1067	AL	809822QQ
AC1068	AL	809822RR
AC1069	AL	809822SS
AC1070	AL	809825A
AC1071	AL	809825B
AC1072	AL	809825C
AC1073	AL	809825D
AC1074	AL	809825E
AC1075	AL	809825F
AC1076	AL	809825G

AC1077	AL	809825H
AC1078	AL	809825I
AC1079	AL	809825J
AC1080	AL	809825K
AC1081	AL	809825L
AC1082	AL	809825M
AC1083	AL	809825N
AC1084	AL	809825O
AC1085	AL	809825P
AC1086	AL	809825Q
AC1087	AL	809825R
AC1088	AL	809825S
AC1089	AL	809825T
AC1090	AL	809825U
AC1091	AL	809825V
AC1092	AL	809825W
AC1093	AL	809825X
AC1094	AL	809825Y
AC1095	AL	809825Z
AC1096	AL	809825AA
AC1097	AL	809825BB
AC1098	AL	809825CC
AC1099	AL	809825DD
AC1100	AL	809825EE
AC1101	AL	809825FF
AC1102	AL	809825GG
AC1103	AL	809825HH
AC1104	AL	809825II
AC1105	AL	809825JJ
AC1106	AL	809825KK
AC1107	AL	809825LL
AC1108	AL	809825MM
AC1109	AL	809825NN
AC1110	AL	809825OO
AC1111	AL	809825PP
AC1112	AL	809825QQ
AC1113	AL	809825RR
AC1114	AL	809825SS
AC1115	AL	809825TT
AC1116	AL	809825UU
AC1117	AL	809825VV
AC1118	AL	809825WW
AC1119	AL	809825XX
AC1120	AL	809825YY
AC1121	AL	809825ZZ
AC1122	AL	809825AAA
AC1123	AL	809825BBB
AC1124	AL	809823A
AC1125	AL	809823B
AC1126	AL	809823C
AC1127	AL	809823D
AC1128	AL	809823E
AC1129	AL	809823F
AC1130	AL	809823G
AC1131	AL	809823H
AC1132	AL	809823I
AC1133	AL	809823J
AC1134	AL	809823K

AC1135	AL	809823L
AC1136	AL	809823M
AC1137	AL	809823N
AC1138	AL	809823O
AC1139	AL	809823P
AC1140	AL	809823Q
AC1141	AL	809823R
AC1142	AL	809823S
AC1143	AL	809823T
AC1144	AL	809823U
AC1145	AL	809823V
AC1146	AL	809823W
AC1147	AL	809823X
AC1148	AL	809823Y
AC1149	AL	809823Z
AC1150	AL	809823AA
AC1151	AL	809823BB
AC1152	AL	809823CC
AC1153	AL	809823DD
AC1154	AL	809823EE
AC1155	AL	809823FF
AC1156	AL	809823GG
AC1157	AL	809823HH
AC1158	AL	809823II
AC1159	AL	809823JJ
AC1160	AL	809823KK
AC1161	AL	809823LL
AC1162	AL	809823MM
AC1163	AL	809823NN
AC1164	AL	809823OO
AC1165	AL	809823PP
AC1166	AL	809823QQ
AC1167	AL	809823RR
AC1168	AL	809824A
AC1169	AL	809824B
AC1170	AL	809824C
AC1171	AL	809824D
AC1172	AL	809824E
AC1173	AL	509824F
AC1174	AL	809824G
AC1175	AL	809824H
AC1176	AL	809824I
AC1177	AL	809824J
AC1178	AL	809824K
AC1179	AL	809824L
AC1180	AL	809824M
AC1181	AL	809824N
AC1182	AL	809824O
AC1183	AL	809824P
AC1184	AL	809824Q
AC1185	AL	809824R
AC1186	AL	809824S
AC1187	AL	809824T
AC1188	AL	809824U
AC1189	AL	809824V
AC1190	AL	809824W
AC1191	AL	809824X
AC1192	AL	809824Y

AC1193	AL	809824Z
AC1194	AL	809824AA
AC1195	AL	80924BB
AC1196	AL	809824CC
AC1197	AL	809824DD
AC1198	AL	809824EE
AC1199	AL	809824FF
AC1200	AL	809824GG
AC1201	AL	809824HH
AC1202	AL	809824II
AC1203	AL	809824JJ
AC1204	AL	809824KK
AC1205	AL	809824LL
AC1206	AL	809824MM
AC1207	AL	809824NN
AC1208	AL	809824OO
AC1209	AL	809824PP
AC1210	AL	809824QQ
AC1211	AL	809824RR
AC1212	AL	809824SS
AC1213	AL	809824TT
AC1214	AL	809824UU
AC1215	AL	809824VV
AC1216	AL	809824WW
AC1217	AL	809824XX
AC1218	AL	809824YY
AC1219	AL	809824ZZ
AC1220	AL	809824AAA
AC1221	AL	809824BBB
AC1229	NC	0
AC1231	AL	809823SS
AC1232	AL	809824CCC
AC1233	AL	809825CCC
AC1237	NC	294642A
AC1238	TC	410570A
AC1239	TC	410570B
AC1240	TC	410570C
AC1241	TC	410570D
AC1242	TC	410570E
AC1243	TC	410570F
AC1244	TC	410570G
AC1245	TC	410570H
AC1246	TC	410570I
AC1247	TC	410570J
AC1249	TC	410570H
AC1251	TC	410570N
AC1252	TC	410570O
AC1253	TC	410454A
AC1254	TC	410454B
AC1255	TC	410454C
AC1256	TC	410454D
AC1257	TC	410454E
AC1258	TC	410454F
AC1260	TC	409762A
AC1261	TC	409762B
AC1262	TC	409762C
AC1263	TC	409762D
AC1264	TC	409762E

AC1265	TC	409762F
AC1266	TC	409762G
AC1267	TC	409762H
AC1268	TC	409762I
AC1269	TC	409762J
AC1270	TC	409762K
AC1271	TC	409762L
AC1273	TC	404649G
AC1274	TC	404649H
AC1275	TC	404548G
AC1276	TC	404548H
AC1277	TC	410454G
AC1280	NC	294681A
AC1285	NC	292556A
AC1287	NC	294548A
AC1291	TC	2
AC1293	TC	410944A
AC1294	TC	410944B
AC1295	TC	410944C
AC1296	TC	409780A
AC1297	TC	409780B
AC1298	TC	409780C
AC1299	TC	409780D
AC1300	TC	409780E
AC1301	TC	409780F
AC1306	TC	000001C
AC1308	AL	0001AL
AC1309	AL	0002AL
AC1310	AL	0003AL
AC1311	AL	0004AL
AC1314	TC	410468A
AC1316	TC	410468C
AC1317	TC	410468D
AC1318	TC	410468E
AC1319	TC	410468F
AC1320	TC	410468G
AC1321	TC	410468H
AC1322	TC	410468I
AC1323	TC	410468J
AC1324	TC	410468K
AC1325	TC	404675H
AC1326	TC	404675I
AC1327	TC	403665F
AC1328	TC	403665G
AC1329	TC	410943A
AC1330	TC	410943B
AC1331	TC	410943C
AC1332	TC	410943D
AC1333	TC	410943E
AC1334	TC	410943F
AC1335	TC	410943G
AC1336	TC	410943H
AC1337	TC	410943I
AC1338	TC	410943J
AC1339	TC	410943K
AC1340	TC	410943L
AC1341	TC	K000001
AC1342	AL	810535A

AC1343	AL	810535B
AC1344	AL	810535C
AC1345	AL	810535D
AC1346	AL	810535E
AC1347	AL	810535F
AC1348	AL	810535G
AC1349	AL	810535H
AC1350	AL	810535I
AC1351	AL	810535J
AC1352	AL	810535K
AC1353	AL	810535L
AC1354	AL	810535M
AC1355	AL	810535N
AC1356	AL	810535O
AC1357	AL	810535P
AC1358	AL	810535Q
AC1359	AL	810535R
AC1360	AL	810535S
AC1363	TC	410455A
AC1364	TC	410455B
AC1365	TC	410455C
AC1366	TC	410455D
AC1367	TC	410455E
AC1368	TC	410455F
AC1372	TC	410944D
AC1373	TC	410944E
AC1374	TC	410944F
AC1375	TC	410944G
AC1376	TC	410944H
AC1377	TC	410944I
AC1378	TC	410944J
AC1379	TC	410944K
AC1380	TC	410944L
AC1383	TC	410455G
AC1386	TC	410468L
AC1387	TC	410468M
AC1388	TC	410468N
AC1389	TC	410468O
AC1390	TC	410468P
AC1391	TC	410468Q
AC1396	AL	COM00001
AC1397	AL	GATE0001
AC1398	AL	GATE0002
AC1399	AL	GATE0003
AC1400	AL	GATE0004
AC1401	AL	GATE0005
AC1402	AL	GATE0006
AC1403	AL	GATE0007
AC1404	AL	GATE0008
AC1405	AL	GATE0009
AC1406	AL	GATE0010
AC1407	AL	GATE0011
AC1408	AL	GATE0012
AC1410	TC	410982B
AC1411	TC	410982C
AC1412	TC	410982D
AC1413	TC	410982E
AC1414	TC	410982F

AC1416	TC	410982H
AC1417	TC	410982I
AC1419	TC	410982K
AC1420	TC	410982L
AC1421	TC	410571A
AC1422	TC	410571B
AC1423	TC	410571C
AC1424	TC	410571D
AC1425	TC	410571E
AC1426	TC	410571F
AC1427	TC	410571G
AC1428	TC	410571H
AC1430	TC	410571J
AC1431	TC	410571K
AC1432	TC	410571L
AC1433	TC	410571M
AC1434	TC	410571N
AC1435	TC	410571O
AC1446	NC	294642A
AC1447	GV	227747A
AC1448	ZZ	RL01803
AC1464	AL	0005AL
AC1465	AL	0006AL
AC1466	AL	0007AL
AC1467	AL	0008AL
AC1468	AL	0009AL
AC1469	AL	0010AL
AC1470	AL	0011AL
AC1471	AL	0012AL
AC1472	AL	0013AL
AC1473	AL	0014AL
AC1474	AL	0015AL
AC1475	AL	0016AL
AC1476	AL	0017AL
AC1477	AL	0018AL
AC1478	AL	0019AL
AC1479	AL	0020AL
AC1480	AL	0021AL
AC1483	AL	0022AL
AC1484	AL	0023AL
AC1485	AL	0024AL
AC1486	AL	0025AL
AC1487	AL	0026AL
AC1488	AL	0027AL
AC1489	AL	0028AL
AC1490	AL	0029AL
AC1491	AL	0030AL
AC1492	AL	0031AL
AC1507	AL	810609A
AC1508	AL	810609B
AC1509	AL	810609C
AC1510	AL	810609D
AC1511	AL	810609E
AC1512	AL	810609F
AC1513	AL	810609G
AC1514	AL	810609H
AC1515	AL	810609I
AC1516	AL	810609J

AC1517	AL	810609K
AC1518	AL	810609L
AC1519	AL	810609M
AC1520	AL	810609N
AC1521	AL	810609O
AC1522	AL	810609P
AC1523	AL	810609Q
AC1524	AL	810609R
AC1525	AL	810609S
AC1526	AL	810609T
AC1527	AL	810609U
AC1528	AL	810609V
AC1529	AL	810609W
AC1530	AL	810609X
AC1531	AL	810609Y
AC1532	AL	810609Z
AC1533	AL	810609AA
AC1534	AL	810609BB
AC1535	AL	810609CC
AC1536	AL	810609DD
AC1537	AL	810609EE
AC1538	AL	810609FF
AC1539	AL	810609GG
AC1540	AL	810609HH
AC1541	AL	810609II
AC1542	AL	810609JJ
AC1543	AL	810609KK
AC1544	AL	810609LL
AC1545	AL	810609MM
AC1546	AL	810609NN
AC1547	AL	810609OO
AC1548	AL	810609PP
AC1549	AL	810609QQ
AC1550	AL	810610A
AC1551	AL	810610B
AC1552	AL	810610C
AC1553	AL	810610D
AC1554	AL	810610E
AC1555	AL	810610F
AC1556	AL	810610G
AC1557	AL	810610H
AC1558	AL	810610I
AC1559	AL	810610J
AC1560	AL	810610K
AC1561	AL	810610L
AC1562	AL	810610M
AC1563	AL	810610N
AC1564	AL	810610O
AC1565	AL	810610P
AC1566	AL	810610Q
AC1567	AL	810610R
AC1568	AL	810610S
AC1569	AL	810610T
AC1570	AL	810610U
AC1571	AL	810610V
AC1572	AL	810610W
AC1573	AL	810610X
AC1574	AL	810610Y

AC1575	AL	810610Z
AC1576	AL	810610AA
AC1577	AL	810610BB
AC1578	AL	810610CC
AC1579	AL	810610DD
AC1580	AL	810610EE
AC1581	AL	810610FF
AC1582	AL	810610GG
AC1583	AL	810610HH
AC1584	AL	810610II
AC1585	AL	810610JJ
AC1586	AL	810610KK
AC1587	AL	810610LL
AC1588	AL	810610MM
AC1589	AL	810610NN
AC1590	AL	810610OO
AC1591	AL	810610PP
AC1592	AL	810610QQ
AC1593	GV	228275A
AC1594	GV	228275B
AC1596	TC	412551A
AC1597	TC	412551B
AC1598	TC	412551C
AC1599	TC	412551D
AC1600	TC	412551E
AC1601	TC	412551F
AC1602	TC	412551G
AC1603	TC	412551H
AC1604	TC	412551I
AC1605	AL	810609RR
AC1606	AL	810610RR
AC1608	AL	810611A
AC1609	AL	810611B
AC1610	AL	810611C
AC1611	AL	810611D
AC1612	AL	810611E
AC1613	AL	810611F
AC1614	AL	810611G
AC1615	AL	810611H
AC1616	AL	810611I
AC1617	AL	810611J
AC1618	AL	810611K
AC1619	AL	810611L
AC1620	AL	810611M
AC1621	AL	810611N
AC1622	AL	810611O
AC1623	AL	810611P
AC1624	AL	810611Q
AC1625	AL	810611R
AC1626	AL	810611S
AC1627	AL	810611T
AC1628	AL	810611U
AC1629	AL	810611V
AC1630	AL	810611W
AC1631	AL	810611X
AC1632	AL	810611Y
AC1633	AL	810611Z
AC1634	AL	810611AA

AC1635	AL	810611BB
AC1636	AL	810611CC
AC1637	AL	810611DD
AC1638	AL	810611EE
AC1639	AL	810611FF
AC1640	AL	810611GG
AC1641	AL	810611HH
AC1642	AL	810611II
AC1643	AL	810611JJ
AC1644	AL	810611KK
AC1645	AL	810611LL
AC1646	AL	810611MM
AC1647	AL	810611NN
AC1648	AL	810611OO
AC1649	AL	810611PP
AC1650	AL	810611QQ
AC1651	AL	810612A
AC1652	AL	810612B
AC1653	AL	810612C
AC1654	AL	810612D
AC1655	AL	810612E
AC1656	AL	810612F
AC1657	AL	810612G
AC1658	AL	810612H
AC1659	AL	810612I
AC1660	AL	810612J
AC1661	AL	810612K
AC1662	AL	810612L
AC1663	AL	810612M
AC1664	AL	810612N
AC1665	AL	810612O
AC1666	AL	810612P
AC1667	AL	810612Q
AC1668	AL	810612R
AC1669	AL	810612S
AC1670	AL	810612T
AC1671	AL	810612U
AC1672	AL	810612V
AC1673	AL	810612W
AC1674	AL	810612X
AC1675	AL	810612Y
AC1676	AL	810612Z
AC1677	AL	810612AA
AC1678	AL	810612BB
AC1679	AL	810612CC
AC1680	AL	810612DD
AC1681	AL	810612EE
AC1682	AL	810612FF
AC1683	AL	810612GG
AC1684	AL	810612HH
AC1685	AL	810612II
AC1686	AL	810612JJ
AC1687	AL	810612KK
AC1688	AL	810612LL
AC1689	AL	810612MM
AC1690	AL	810612NN
AC1691	AL	810612OO
AC1692	AL	810612PP

AC1693	AL	810612QQ
AC1694	AL	810607A
AC1695	AL	810607B
AC1696	AL	810607C
AC1697	AL	810607D
AC1698	AL	810607E
AC1699	AL	810607F
AC1700	AL	810607G
AC1701	AL	810607H
AC1702	AL	810607I
AC1703	AL	810607J
AC1704	AL	810607K
AC1705	AL	810607L
AC1706	AL	810607M
AC1707	AL	810607N
AC1708	AL	810607O
AC1709	AL	810607P
AC1710	AL	810607Q
AC1711	AL	810607R
AC1712	AL	810607S
AC1713	AL	810607T
AC1714	AL	810607U
AC1715	AL	810607V
AC1716	AL	810607W
AC1717	AL	810607X
AC1718	AL	810607Y
AC1719	AL	810607Z
AC1720	AL	810607AA
AC1721	AL	810607BB
AC1722	AL	810607CC
AC1723	AL	810607DD
AC1724	AL	810607EE
AC1725	AL	810607FF
AC1726	AL	810607GG
AC1727	AL	810607HH
AC1728	AL	810607II
AC1729	AL	810607JJ
AC1730	AL	810607KK
AC1731	AL	810607LL
AC1732	AL	810607MM
AC1733	AL	810607NN
AC1734	AL	810607OO
AC1735	AL	810607PP
AC1736	AL	810607QQ
AC1737	AL	810608A
AC1738	AL	810608B
AC1739	AL	810608C
AC1740	AL	810608D
AC1741	AL	810608E
AC1742	AL	810608F
AC1743	AL	810608G
AC1744	AL	810608H
AC1745	AL	810608I
AC1746	AL	810608J
AC1747	AL	810608K
AC1748	AL	810608L
AC1749	AL	810608M
AC1750	AL	810608N

AC1751	AL	810608O
AC1752	AL	810608P
AC1753	AL	810608Q
AC1754	AL	810608R
AC1755	AL	810608S
AC1756	AL	810608T
AC1757	AL	810608U
AC1758	AL	810608V
AC1759	AL	810608W
AC1760	AL	810608X
AC1761	AL	810608Y
AC1762	AL	810608Z
AC1763	AL	810608AA
AC1764	AL	810608BB
AC1765	AL	810608CC
AC1766	AL	810608DD
AC1767	AL	810608EE
AC1768	AL	810608FF
AC1769	AL	810608GG
AC1770	AL	810608HH
AC1771	AL	810608II
AC1772	AL	810608JJ
AC1773	AL	810608KK
AC1774	AL	810608LL
AC1775	AL	810608MM
AC1776	AL	810608NN
AC1777	AL	810608OO
AC1778	AL	810608PP
AC1779	AL	810608QQ
AC1783	AL	0014AL
AC1784	AL	0015AL
AC1785	AL	0016AL
AC1786	AL	0017AL
AC1787	AL	0018AL
AC1788	AL	0019AL
AC1789	AL	0020AL
AC1790	AL	0021AL
AC1791	AL	0022AL
AC1792	AL	0023AL
AC1793	AL	0024AL
AC1794	AL	0025AL
AC1795	AL	0026AL
AC1796	AL	0027AL
AC1797	AL	0028AL
AC1798	AL	0029AL
AC1799	AL	0030AL
AC1800	AL	0031AL
AC1801	AL	0032AL
AC1802	AL	0033AL
AC1803	AL	0034AL
AC1804	AL	0035AL
AC1805	AL	0036AL
AC1806	AL	0037AL
AC1807	AL	0038AL
AC1808	AL	0039AL
AC1809	AL	0040AL
AC1810	AL	0041AL
AC1811	AL	0042AL

AC1812	AL	0043AL
AC1813	TC	412551J
AC1819	TC	90996A
AC1820	TC	90996B
AC1821	CO	90996C
AC1822	CO	90996D
AC1823	CO	90996E
AC1824	CO	90996F
AC1825	CO	90996G
AC1826	CO	90996H
AC1827	CO	90996I
AC1828	CO	90996J
AC1829	CO	90996K
AC1831	TC	412552A
AC1832	TC	412552B
AC1833	TC	412552C
AC1834	TC	412552D
AC1835	TC	412552E
AC1836	TC	412552F
AC1837	TC	412552G
AC1838	TC	412552H
AC1839	TC	412552I
AC1840	TC	412552J
AC1843	NC	293140A
AC1847	GV	224103A
AC1848	GV	224103B
AC1850	NC	290434A
AC1851	NC	292412A
AC1852	AL	0045AL
AC1853	AL	0045AL
AC1854	AL	0045AL
AC1855	AL	0045AL
AC1857	AL	0045AL
AC1858	AL	0045AL
AC1859	AL	0045AL
AC1860	AL	0045AL
AC1861	AL	0045AL
AC1862	AL	0045AL
AC1863	AL	0045AL
AC1869	AL	0045AL
AC1870	AL	0045AL
AC1871	AL	0045AL
AC1872	AL	0045AL
AC1873	AL	0045AL
AC1874	AL	0045AL
AC1877	AL
AC1878	AL	811681A
AC1879	AL	811681B
AC1880	AL	811681C
AC1881	AL	811681C
AC1882	AL	811681C
AC1883	AL	811681C
AC1884	AL	811681C
AC1885	AL	811681C
AC1886	AL	811681C
AC1887	AL	811681C
AC1888	AL	811681C
AC1889	AL	811681C

AC1890	AL	811681C
AC1891	AL	811681N
AC1892	AL	811681N
AC1893	AL
AC1894	AL
AC1895	AL
AC1898	AL
AC1899	AL
AC1900	AL
AC1901	AL
AC1902	AL
AC1903	AL
AC1904	AL
AC1905	AL
AC1906	AL
AC1907	AL
AC1908	AL
AC1909	AL
AC1910	AL
AC1911	AL
AC1912	AL
AC1913	AL
AC1914	AL
AC1915	AL
AC1916	AL
AC1917	AL
AC1918	AL
AC1919	AL
AC1920	AL
AC1921	AL
AC1922	AL
AC1923	AL
AC1924	AL
AC1925	AL
AC1926	AL
AC1927	AL
AC1928	AL
AC1929	AL
AC1930	AL
AC1931	AL
AC1932	AL
AC1933	AL
AC1934	AL
AC1935	AL
AC1936	AL
AC1937	AL
AC1938	AL
AC1939	AL
AC1940	AL
AC1941	AL
AC1942	AL
AC1943	AL
AC1944	AL
AC1945	AL
AC1949	AL
AC1950	AL
AC1951	AL
AC1952	AL

AC1953	AL
AC1954	AL
AC1955	AL
AC1956	AL
AC1957	AL
AC1958	AL
AC1959	AL
AC1960	AL
AC1961	AL
AC1962	AL
AC1963	AL
AC1964	AL
AC1965	AL
AC1966	AL
AC1967	AL
AC1968	AL
AC1969	AL
AC1970	AL
AC1971	AL
AC1972	AL
AC1973	AL
AC1974	AL
AC1975	AL
AC1976	AL
AC1977	AL
AC1978	AL
AC1979	AL
AC1980	AL
AC1981	AL
AC1982	AL
AC1983	AL
AC1984	AL
AC1985	AL
AC1986	AL
AC1987	AL
AC1988	AL
AC1989	AL
AC1990	AL
AC1991	AL
AC1992	AL
AC1993	AL
AC1994	AL
AC1995	AL
AC1996	AL
AC1997	AL
AC1998	AL
AC1999	AL
AC2000	AL
AC2001	AL
AC2002	AL
AC2003	AL
AC2004	AL
AC2005	AL
AC2006	AL
AC2007	AL
AC2008	AL
AC2009	AL
AC2010	AL

AC2011	AL
AC2012	AL
AC2013	AL
AC2014	AL
AC2015	AL
AC2016	AL
AC2017	AL
AC2018	AL
AC2019	AL
AC2020	AL
AC2021	AL
AC2022	AL
AC2023	AL
AC2024	AL
AC2025	AL
AC2026	AL
AC2027	AL
AC2028	AL
AC2029	AL
AC2030	AL
AC2031	AL
AC2032	AL
AC2033	AL
AC2034	AL
AC2035	AL
AC2036	AL
AC2037	AL
AC2038	AL
AC2039	AL
AC2040	AL
AC2041	AL
AC2042	AL
AC2043	AL
AC2044	AL
AC2045	AL
AC2046	AL
AC2047	AL
AC2048	AL
AC2049	AL
AC2050	AL
AC2051	AL
AC2052	AL
AC2053	AL
AC2054	AL
AC2055	AL
AC2056	AL
AC2057	AL
AC2058	AL
AC2059	AL
AC2060	AL
AC2061	AL
AC2062	AL
AC2063	AL
AC2064	AL
AC2065	AL
AC2066	AL
AC2067	AL
AC2068	AL

AC2069	AL
AC2070	AL
AC2071	AL
AC2072	AL
AC2073	AL
AC2074	AL
AC2075	AL
AC2076	AL
AC2077	AL
AC2078	AL
AC2079	AL
AC2080	AL
AC2081	AL
AC2082	AL
AC2083	AL
AC2084	AL
AC2085	AL
AC2086	AL
AC2087	AL
AC2088	AL
AC2089	AL
AC2090	AL
AC2091	AL
AC2092	AL
AC2093	AL
AC2094	AL
AC2095	AL
AC2096	AL
AC2097	AL
AC2098	AL
AC2099	AL
AC2100	AL
AC2101	AL
AC2102	AL
AC2103	AL
AC2104	AL
AC2105	AL
AC2106	AL
AC2107	AL
AC2108	AL
AC2109	AL
AC2110	AL
AC2111	AL
AC2112	AL
AC2113	AL
AC2114	AL
AC2115	AL
AC2116	AL
AC2117	AL
AC2118	AL
AC2119	AL
AC2120	AL
AC2121	AL
AC2122	AL
AC2123	AL
AC2124	AL
AC2125	AL
AC2126	AL

AC2127	AL
AC2128	AL
AC2129	AL
AC2130	AL
AC2131	AL
AC2132	AL
AC2133	AL
AC2134	AL
AC2135	AL
AC2136	AL
AC2137	AL
AC2138	AL
AC2139	AL
AC2140	AL
AC2141	AL
AC2142	AL
AC2143	AL
AC2144	AL
AC2145	AL
AC2146	AL
AC2147	AL
AC2148	AL
AC2149	AL
AC2150	AL
AC2151	AL
AC2152	AL
AC2153	AL
AC2154	AL
AC2155	AL
AC2156	AL
AC2157	AL
AC2158	AL
AC2159	AL
AC2160	AL
AC2161	AL
AC2162	AL
AC2163	AL
AC2164	AL
AC2165	AL
AC2166	AL
AC2167	AL
AC2168	AL
AC2169	AL
AC2170	AL
AC2171	AL
AC2172	AL
AC2173	AL
AC2174	AL
AC2175	AL
AC2176	AL
AC2177	AL
AC2178	AL
AC2179	AL
AC2180	AL
AC2181	AL
AC2182	AL
AC2183	AL
AC2184	AL

AC2185	AL
AC2186	AL
AC2187	AL
AC2188	AL
AC2189	AL
AC2190	AL
AC2191	AL
AC2192	AL
AC2193	AL
AC2194	AL
AC2195	AL
AC2196	AL
AC2197	AL
AC2198	AL
AC2199	AL
AC2200	AL
AC2201	AL
AC2202	AL
AC2203	AL
AC2204	AL
AC2205	AL
AC2206	AL
AC2207	AL
AC2208	AL
AC2209	AL
AC2210	AL
AC2211	AL
AC2212	AL
AC2213	AL
AC2214	AL
AC2215	AL
AC2216	AL
AC2217	AL
AC2218	AL
AC2219	AL
AC2220	AL
AC2221	AL
AC2222	AL
AC2223	AL
AC2224	AL
AC2225	AL
AC2226	AL
AC2227	AL
AC2228	AL
AC2229	AL
AC2230	AL
AC2231	AL
AC2232	AL
AC2233	AL
AC2234	AL
AC2235	AL
AC2236	AL
AC2237	AL
AC2238	AL
AC2239	AL
AC2240	AL
AC2241	AL
AC2242	AL

AC2243	AL
AC2244	AL
AC2245	AL
AC2246	AL
AC2247	AL
AC2248	AL
AC2249	AL
AC2250	AL
AC2251	AL
AC2252	AL
AC2253	AL
AC2254	AL
AC2255	AL
AC2256	AL
AC2257	AL
AC2258	AL
AC2259	AL
AC2260	AL
AC2261	AL
AC2262	AL
AC2263	AL
AC2264	AL
AC2265	AL
AC2266	AL
AC2267	AL
AC2268	AL
AC2269	AL
AC2270	AL
AC2271	AL
AC2272	AL
AC2273	AL
AC2274	AL
AC2275	AL
AC2276	AL
AC2277	AL
AC2278	AL
AC2279	AL
AC2280	AL
AC2281	AL
AC2282	AL
AC2283	AL
AC2284	AL
AC2285	AL
AC2286	AL
AC2287	AL
AC2288	AL
AC2289	AL
AC2290	AL
AC2291	AL
AC2292	AL
AC2293	AL
AC2294	AL
AC2295	AL
AC2296	AL
AC2297	AL
AC2300	AL
AC2301	AL
AC2302	AL

AC2303	AL
AC2304	AL
AC2305	AL
AC2306	AL
AC2307	AL
AC2308	AL
AC2309	AL
AC2310	AL
AC2311	AL
AC2312	AL
AC2313	AL
AC2314	AL
AC2315	AL
AC2316	AL
AC2317	AL
AC2318	AL
AC2319	AL
AC2320	AL
AC2321	AL
AC2322	AL
AC2323	AL
AC2324	AL
AC2325	AL
AC2326	AL
AC2327	AL
AC2328	AL
AC2329	AL
AC2330	AL
AC2331	AL
AC2332	AL
AC2333	AL
AC2334	AL
AC2335	AL
AC2336	AL
AC2337	AL
AC2338	AC
AC2339	AL
AC2340	AL
AC2341	AL
AC2342	AL
AC2343	AL
AC2344	AL
AC2345	AL
AC2346	AL
AC2347	AL
AC2348	AL
AC2349	AL
AC2350	AL
AC2351	AL
AC2352	AL
AC2353	AL
AC2354	AL
AC2355	AL
AC2356	AL
AC2357	AL
AC2358	AL
AC2359	AL
AC2360	AL

AC2361	AL
AC2362	AL
AC2363	AL
AC2364	AL
AC2365	AL
AC2366	AL
AC2367	AL
AC2368	AL
AC2369	AL
AC2370	AL
AC2371	AL
AC2372	AL
AC2373	AL
AC2374	AL
AC2375	AL
AC2376	AL
AC2377	AL
AC2378	AL
AC2379	AL
AC2380	AL
AC2381	AL
AC2382	AL
AC2383	AL
AC2384	AL
AC2385	AL
AC2386	AL
AC2387	AL
AC2388	AL
AC2389	AL
AC2390	AL
AC2391	AL
AC2392	AL
AC2393	AL
AC2394	AL
AC2395	AL
AC2396	AL
AC2397	AL
AC2398	AL
AC2399	AL
AC2400	AL
AC2401	AL
AC2402	AL
AC2403	AL
AC2404	AL
AC2405	AL
AC2406	AL
AC2407	AL
AC2408	AL
AC2409	AL
AC2410	AL
AC2411	AL
AC2412	AL
AC2413	AL
AC2414	AL
AC2415	AL
AC2416	AL
AC2417	AL
AC2418	AL

AC2419	AL
AC2420	AL
AC2421	AL
AC2422	AL
AC2423	AL
AC2424	AL
AC2425	AL
AC2426	AL
AC2427	AL
AC2428	AL
AC2429	AL
AC2430	AL
AC2431	AL
AC2432	AL
AC2433	AL
AC2434	AL
AC2435	AL
AC2436	AL
AC2437	AL
AC2438	AL
AC2439	AL
AC2440	AL
AC2441	AL
AC2442	AL
AC2443	AL
AC2444	AL
AC2445	AL
AC2446	AL
AC2447	AL
AC2448	AL
AC2449	AL
AC2450	AL
AC2451	AL
AC2452	AL
AC2453	AL
AC2454	AL
AC2455	AL
AC2456	AL
AC2457	AL
AC2458	AL
AC2459	AL
AC2460	AL
AC2461	AL
AC2462	AL
AC2463	AL
AC2464	AL
AC2465	AL
AC2466	AL
AC2467	AL
AC2468	AL
AC2469	AL
AC2470	AL
AC2471	AL
AC2472	AL
AC2473	AL
AC2474	AL
AC2475	AL
AC2476	AL

AC2477	AL
AC2478	AL
AC2479	AL
AC2480	AL
AC2481	AL
AC2482	AL
AC2483	AL
AC2484	AL
AC2485	AL
AC2486	AL
AC2487	AL
AC2488	AL
AC2489	AL
AC2490	AL
AC2491	AL
AC2492	AL
AC2493	AL
AC2494	AL
AC2495	AL
AC2496	AL
AC2497	AL
AC2498	AL
AC2499	AL
AC2500	AL
AC2501	AL
AC2502	AL
AC2503	AL
AC2504	AL
AC2505	AL
AC2506	AL
AC2507	AL
AC2508	AL
AC2509	AL
AC2510	AL
AC2511	AL
AC2512	AL
AC2513	AL
AC2514	AL
AC2515	AL
AC2516	AL
AC2517	AL
AC2518	AL
AC2519	AL
AC2520	AL
AC2521	AL
AC2522	AL
AC2523	AL
AC2524	AL
AC2525	AL
AC2526	AL	809823TT
AC2527	AL	809823TT
AC2528	AL	809823TT
AC2529	AL	809823TT
AC2530	AL	809823TT
AC2531	AL	809823TT
AC2533	CO	12995A
AC2534	CO	12995B
AC2535	CO	12995C

AC2536	CO	12995D
AC2537	CO	12995E
AC2538	CO	13355A
AC2539	CO	13355D
AC2540	CO	13355C
AC2541	CO	13355B
AC2542	CO	13355E
AC2543	CO	13355F
AC2544	CO	COX001
AC2545	CO	COX002
AC2546	CO	COX003
AC2547	CO	COX004
AC2548	CO	COX005
AC2549	CO	COX006
AC2550	CO	COX007
AC2551	CO	COX008
AC2552	TC	90996A
AC2553	TC	90996B
AC2554	TC	90996C
AC2555	TC	90996D
AC2556	TC	90996E
AC2557	TC	90996F
AC2558	TC	90996G
AC2559	TC	90996H
AC2560	TC	90996J
AC2561	TC	90096I
AC2562	NC	WMU0007
AC2564	GV	232022A
AC2565	GV	232022B
AC2566	GV	231988A
AC2567	GV	231988B
AC2568	GV	N/A
AC2569	GV	N/A
AC2570	ZZ	16'JIB
AC2571	ZZ	16'JIB
AC2572	TC	403665
AC2573	AL	K42409
AC2574	AL	K42414
AC2575	AL	K23614
AC2576	AL	K42325
AC2577	AL	K
AC2578	AL	K
AC2579	AL	K
AC2580	AL	K
AC2585	TC	328075
AC2586	MN	186137
AC2587	MN	186263
AC2588	MN	186266
AC2589	MN	186299
AC2590	MN	186268
AC2592	MN	186297
AC2593	MN	186295
AC2595	MN	186298
AC2596	TC	336704
AC2597	TC	336702
AC2598	TC	327730
AC2599	TC	333776
AC2600	TC	327736

AC2601	TC	309814
AC2602	TC	336695
AC2603	TC	327713
AC2604	TC	328661
AC2605	TC	327729
AC2606	TC	314472
AC2607	TC	301852
AC2608	TC	305020
AC2609	TC	408940
AC2610	TC	410455
AC2611	TC	404552
AC2612	TC	No SN#s
AC2613	TC	404673
AC2614	MC	99509
AC2616
AC2617
AC2618	ZZ	N/A
AC2619	TC	N/A
AC2620	TC	N/A
AC2621	TC	QR-20108
AC2622	TC	QR-20109
AC2626	TC	No SN#s
AC2627	TC	No SN#s
AC2628	TC	No SN#s
AC2629	TC	No SN#s
AC2630	TC	No SN#s
AC2633		404675H
AC2634		404675H
AC2635		404675H
AC2636		403665F
AC2637		403665F
AC2638		403665F
AC2639		403665F
AC2640		404675I
AC2641		404675I
AC2642		404675I
AC2643		410454G
AC2644		410454G
AC2645		410454G
AC2646		410454G
AC2647		410454G
AC2648		410454G
AC2649		410454G
AC2650		404649H
AC2651		404649H
AC2652		404649H
AC2653		404548G
AC2654		404548G
AC2655		404548G
AC2656		No SN#s
AC2657		No SN#s
AC2658		No SN#s
AC2659		No SN#s
AC2660		No SN#s
AC2661		No SN#s
AC2662		No SN#s
AC2663		No SN#s
AC2664		No SN#s

AC2665		No SN#s
AC2666		No SN#s
AC2667		No SN#s
AC2668		No SN#s
AC2669		No SN#s
AC2670		No SN#s
AC2671		No SN#s
AC2672		No SN#s
AC2673		No SN#s
AC2674		No SN#s
AC2675		No SN#s
AC2676		No SN#s
AC2677		No SN#s
AC2678		No SN#s
AC2679		No SN#s
AC2680		No SN#s
AC2681		No SN#s
AC2682		No SN#s
AC2683		No SN#s
AC2684		No SN#s
AC2685		No SN#s
AC2686		404649G
AC2687		404649G
AC2688		404649G
AC2689		404548H
AC2690		404548H
AC2691		404548H
AC2692	TC	ARD-06/12-029
AC2694	TC	3100420
AC2695	TC	3175413
CC0013	MT	90132
CC0014	MT	15010
CC0016	MT	150129
CC0017	MT	N/A
CC0018	MT	150-130
CC0019	MT	150-133
CC0022	MT	90-142
CC0023	MT	90-143
EL0002	AL	809822
EL0003	AL	809823
EL0004	AL	809824
EL0005	AL	809825F
EL0006	AL	810609
EL0007	AL	810610
EL0008	AL	810607
EL0009	AL	810608
EL0010	AL	810611
EL0011	AL	810612
EL0012	AL	811681
EL0013	AL	23686
EL0014	AL	23686
EL0015	AL	23614
EL0016	AL	23620
EL0017	AL	23672
EL0018	AL	23655
EL0019	AL	23616
EL0020	AL	23615
IC0001	GV	71175

IC0002	GV	73547
IC0003	GV	82260
IC0004	GV	83785
IC0005	GV	83884
IC0007	GV	87316
IC0011	GV	220045
IC0012	GV	69746
IC0016	BR	51488
IC0017	BR	51508
IC0018	BR	158638
IC0019	GV	320648
IC0020	GV	320416
IC0025	BR	C0025
IC0026	BR	C0026
IC0027	BR	214037200
IC0028	BR	214239200
RT0054	GV	84922
RT0072	GV	87136
RT0083	GV	87419
RT0168	GV	83553
RT0177	GV	224066
RT0179	GV	76846
RT0180	GV	224103
RT0184	GV	224358
RT0189	GV	224388
RT0214	GV	224951
RT0223	GV	225663
RT0264	GV	226007
RT0265	GV	226142
RT0272	GV	225602
RT0274	GV	225330
RT0277	GV	226444
RT0280	GV	227193
RT0283	GV	227198
RT0284	GV	227664
RT0285	GV	227194
RT0287	GV	226985
RT0288	GV	226370
RT0291	GV	227640
RT0294	GV	227311
RT0296	GV	227719
RT0300	GV	227725
RT0301	GV	227723
RT0310	GV	227199
RT0313	GV	228572
RT0314	GV	227753
RT0316	GV	228417
RT0320	GV	228356
RT0323	GV	227310
RT0325	GV	228293
RT0326	GV	228325
RT0328	GV	228349
RT0330	GV	228269
RT0331	GV	229119
RT0332	GV	228365
RT0334	GV	228319
RT0335	GV	228350
RT0337	GV	228359

RT0338	GV	228573
RT0345	GV	228313
RT0352	GV	228353
RT0355	GV	229492
RT0356	GV	230473
RT0357	GV	230734
RT0359	GV	230731
RT0360	GV	230418
RT0361	GV	230724
RT0362	GV	230725
RT0363	GV	228314
RT0366	GV	224292
RT0367	GV	224548A
RT0369	GV	231622
RT0370	TX	1T9Rt500CBW160426
RT0371	GV	231842
RT0380	TA	561491
RT0384	GV	231589
RT0385	GV	T0385
RT0386	GV	T0386
RT0387	TX	T0387
RT0388	TX	1T9RT500LBW160504
RT0389	GV	232020
RT0390	GV	80023350
RT0393	TA	547367
RT0394	TA	547401
RT0395	TA	547416
RT0397	TA	547415
RT0398		232032
RT0399		231768
RT0400	TA	1T9RT500TBW160508
RT0401	GV	232031
RT0402	TA	547472
RT0403	TA	547454
RT0408	TA	547510
RT0409	GV	232030
RT0411	GV	228318
RT0414	TA	547861
RT0415	SA	12RC00551262
RT0416	SA	12RC00551820
RT0417	TA	547884
RT0422	SA	12RC00351283
RT0424	TA	540776
RT0425	TA	540778
RT0436		13RC00750039
TC0001	TC	1600018
TC0008	TC	88674
TC0009	TC	95087
TC0016	TC	97188
TC0017	TC	88934
TC0020	TC	88712
TC0021	TC	95196
TC0027	TC	100000
TC0028	TC	99509
TC0029	TC	99085
TC0032	TC	400542

TC0033	TC	400546
TC0034	TC	400363
TC0035	TC	88990
TC0037	TC	401442
TC0040	CO	12995
TC0041	CO	13014
TC0042	CO	13296
TC0043	TC	90996
TC0044	TC	90569
TC0048	TC	87792
TC0054	TC	87795
TC0057	TC	87333
TC0058	TC	87793
TC0060	TC	95192
TC0061	TC	88714
TC0062	TC	88992
TC0068	TC	87794
TC0071	CO	13878
TC0075	TC	400762
TC0076	CO	13355
TC0080	TC	402113
TC0082	TC	401259
TC0084	TC	88986
TC0085	TC	88666
TC0088	TC	401270
TC0090	TC	404565
TC0094	TC	403020
TC0095	TC	402342
TC0096	TC	403692
TC0097	TC	402910
TC0098	TC	403358
TC0099	TC	400755
TC0101	TC	403665
TC0105	TC	403656
TC0106	TC	84276
TC0110	TC	403022
TC0111	TC	403355
TC0112	TC	404552
TC0113	TC	404717
TC0114	TC	403694
TC0115	TC	404718
TC0116	TC	404559
TC0119	TC	405145
TC0121	TC	86869
TC0123	TC	404735
TC0124	TC	404561
TC0125	TC	404719
TC0126	TC	404728
TC0127	TC	404546
TC0128	TC	404740
TC0132	TC	404548
TC0133	TC	408356
TC0134	TC	404737
TC0135	TC	404673
TC0137	TC	405714
TC0140	TC	405746
TC0142	TC	404563
TC0143	TC	404675

TC0144	TC	404649
TC0145	TC	404750
TC0146	TC	408940
TC0147	TC	408979
TC0150	TC	408357
TC0151	TC	408760
TC0152	TC	408761
TC0153	TC	404741
TC0157	TC	407770
TC0158	TC	410570
TC0159	TC	410454
TC0160	TC	409176
TC0161	TC	409762
TC0163	TC	410468
TC0164	TC	410455
TC0165	TC	409780
TC0167	TC	410943
TC0168	TC	410944
TC0169	TC	410092
TC0171	TC	405747A
TC0172	TC	412551
TC0173	TC	410982
TC0174	TC	410571
TC0175	TC	412552
TC0177	TC	405724
TC0178	TC	410182
AC0103	TC	88673B
AC0137	TC	90J215M10046382
AC0216	TC	27535
AC0364	TC	CJ125M
AC0471	TC	90J215MY0046348
AC0472	TC	90J215MY0046353
AC0531	ZZ	SUPERCAGE
AC1283	ZZ	96493
AC2693	TC	N/A
FL0026	LL	97Y16P22233
FL0227	GL	160001672
FL0287	LL	160026388
FL0310	SL	11054
FL0313	GL	160024092
FL0314	US	251
FL0315	SL	9118
MB0056	MB	40290
MB0196	MB	42806
MB0197	MB	43528
MS0045	MS
MS0047	MS	37671
MS0088	MS	40107
MS0130	MS	42622
MS0172	MS	42178
MS0174	MS	42184
MS0419	MS	33659
MS0593	JS	200165887
MS0596	JS	200157564
MS0603	JS	200157526
MS0681	JS	200135911
RT0001	DR	6225345
RT0181	GV	49928

Coast Crane Ltd.

Equip #	Mk	S/N
AC0129	TC	88715A
AC0131	TC	92006A
AC0145	TC	TESTWEIGHTS
AC0146	ZZ	MATS
AC0147	ZZ	CHAIN RIGGING
AC0156	ZZ	SLING
AC0209	TC	400546F
AC0210	TC	400546G
AC0336	ZZ	7500591
AC0350	ZZ	7400319
AC0528	ZZ	REMOTE CONTROL
AC0567	TC	403686C
AC0626	ZZ	40031A
AC0627	ZZ	403704A
AC0628	ZZ	97185A
AC0629	ZZ	99087A
AC0679	TA	407004
AC0689	TC	404669C
AC0690	TC	404669D
AC0813	TC	1
AC0948	TC	1
AC0949	ZZ	400301/88675
AC1272	ZZ	91094A
AC1281	ZZ	1FORTGT11
AC1302	TC	408939A
AC1393	ZZ	NONE
AC1395	ZZ	NONE
AC1436	ZZ	1010019351
AC1437	ZZ	1010019349
AC1444	ZZ	800347
AC1454	ZZ	NONE
AC1457	ZZ	1FORTGT15
AC1458	ZZ	1FORTGT16
AC1461	ZZ	NONE
AC1462	ZZ	NONE
AC1493	ZZ	NONE
AC1494	ZZ	NONE
AC1495	ZZ	NONE
AC1503	TC	404537B
AC1504	TC	404537C
AC1505	TC	404537D
AC1506	TC	404537E
AC2591	MN	ACOTHER
AC2594	MN	ACOTHER
RT0392	TA	547363
RT0404	TA	547466
RT0405	TA	547500
RT0406	TA	547505
RT0410	TA	547522
RT0413	TA	561630
RT0418	TA	547887
RT0419	TA	547890

TC0059	TC	88675
TC0093	TC	91094
TC0100	TC	403704
TC0117	TC	405730
TC0122	TC	404669
TC0162	TC	410830
TC0166	TC	411924
TC0170	TC	404537
TC0176	TC	410090
AC0130	TC	88715B
AC0568	TC	403686B
AC0569	TC	403686A
FL0208	KL	581315A
MS0229	MS	42169

Schedule 5.1

Liens
The Properties of the US Borrower are encumbered by Liens represented by the following UCC financing statements:

Creditor	Financing Statement No.	Filing Date
De Lage Landen Financial Services, Inc.	92046248	6/25/2009
Sany America, Inc.	2012 3852664	10/5/2012
Sany America, Inc.	20122883652	7/26/2012
Sany America, Inc.	20124726008	12/6/2012
Sany America, Inc.	20130337163	1/25/2013

Schedule 5.4

Investments
Ownership of 100 shares of Coast Crane Ltd.

Schedule 5.5

Indebtedness

Creditor	Amount

De Lage Landen Financial Services, Inc.	$1,795,741
Sany America, Inc.	$1,584,850

Schedule 5.6

Transactions with Affiliates
Intercompany loans by US Borrower to Canadian Borrower in the amount of $1,529,901

Schedule 5.9

Contingent Obligations
None.

EXHIBIT 11.1(b)
to
CREDIT AGREEMENT
FORM OF BORROWING BASE CERTIFICATE
Coast Crane Company
Coast Crane Ltd.
Date: ___________, ________

This certificate (this “Borrowing Base Certificate”) is given by Coast Crane Company, a Delaware corporation (the “US Borrower”), and Coast Crane Ltd., a British Columbia corporation (the “Canadian Borrower” and together with the US Borrower, each a “Borrower” and collectively, the “Borrowers”), pursuant to subsection 4.2(d) of that certain Second Amended and Restated Credit Agreement, dated as of March 12, 2013, among the US Borrower, the Canadian Borrower, the other Credit Parties party thereto, the Lenders from time to time party thereto and General Electric Capital Corporation, as agent for the Lenders and other Secured Parties (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.
The undersigned is duly authorized to execute and deliver this Borrowing Base Certificate on behalf of each Borrower. By executing this Borrowing Base Certificate such officer of each Borrower hereby certifies to Agent and Lenders on behalf of the Borrowers and without personal liability that:
(a)    Attached hereto as Schedule 1 is a calculation of the US Borrowing Base as of the above date;
(b)    Based on such Schedule 1, the US Borrowing Base as of the above date is:
$[_____]
(c)    Attached hereto as Schedule 1 is a calculation of the Canadian Borrowing Base as of the above date;
(d)    Based on such Schedule 1, the Canadian Borrowing Base as of the above date is:
$[_____]
(e)    Based on Schedule 1, the US Borrowing Base plus the Canadian Borrowing Base as of the above date is:

$[_____]
IN WITNESS WHEREOF, the Borrowers have caused this Borrowing Base Certificate to be executed by its [________] this [__ day of _____, 20__].
US BORROWER
COAST CRANE COMPANY
By:
Its:

CANADIAN BORROWER
COAST CRANE LTD.
By:
Its:

Schedule 1
[see attached]

EXHIBIT 1.1(c)
TO
CREDIT AGREEMENT
FORM OF L/C REQUEST
[NAME OF L/C ISSUER], as L/C Issuer
under the Credit Agreement referred to below

Attention:

____________, 20__
Re:    Coast Crane Company (the “US Borrower”)
Reference is made to the Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Coast Crane Ltd., CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers. Capitalized terms used herein without definition are used as defined in the Credit Agreement.
The US Borrower hereby gives you notice, irrevocably, pursuant to Section 1.1(c)(ii) of the Credit Agreement, of its request for your Issuance of a Letter of Credit, in the form attached hereto, for the benefit of the US Borrower, in the amount of $ , to be issued on , ____ (the “Issue Date”) with an expiration date of _______________, ____.
The undersigned hereby certifies that, except as set forth on Schedule A attached hereto, the following statements are true on the date hereof and will be true on the Issue Date, both before and after giving effect to the Issuance of the Letter of Credit requested above and any Loan to be made or any other Letter of Credit to be Issued on or before the Issue Date:
(i)    the representations and warranties set forth in Article III of the Credit Agreement and elsewhere in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;
(ii)    no Default or Event of Default has occurred and is continuing;
(iii)    the aggregate outstanding amount of the US Revolving Loans does not exceed the Maximum Revolving Loan Balance (except as provided in Section 1.1(b)(iii) of the Credit Agreement); and

(iv)    Availability is not less than zero and the Letter of Credit Obligations for all Letters of Credit does not exceed the L/C Sublimit.

IN WITNESS WHEREOF, the US Borrower has caused this Letter of Credit Request to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.
COAST CRANE COMPANY
By:
Name:
Title:

EXHIBIT 1.1(d)
TO
CREDIT AGREEMENT
FORM OF SWINGLINE REQUEST
GENERAL ELECTRIC CAPITAL CORPORATION,
AS AGENT UNDER THE CREDIT AGREEMENT REFERRED TO BELOW
[Corporate Finance
201 Merritt 7
Norwalk, CT 06851
Attn: Portfolio Manager – Coast Crane Credit Facility]
_________________, ____
Re:    Coast Crane Company (the “US Borrower”)
Reference is made to the Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Coast Crane Ltd., CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, “Agent”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
The US Borrower hereby gives you irrevocable notice pursuant to Section 1.1(d)(ii) of the Credit Agreement that it requests Swing Loans under the Credit Agreement (the “Proposed Advance”) and, in connection therewith, sets for the following information:
A.    The date of the Proposed Advance is __________, ____ (the “Funding Date”).
B.    The aggregate principal amount of Proposed Advance is $        .
The undersigned hereby certifies that, except as set forth on Schedule A attached hereto, the following statements are true on the date hereof both before and after giving effect to the Proposed Advance and any other Loan to be made or Letter of Credit to be issued on or before the Funding Date:
(i)    the representations and warranties set forth in Article III of the Credit Agreement and elsewhere in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) with the same effect as though made on and as of such Funding Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

(ii)    no Default or Event of Default has occurred; and
(iii)    the aggregate principal amount of the US Revolving Loans does not exceed the Maximum Revolving Loan Balance (except as provided in Section 1.1(b)(iii) of the Credit Agreement).

2

IN WITNESS WHEREOF, the US Borrower has caused this Swingline Request to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.
COAST CRANE COMPANY
By:
Name:
Title:

EXHIBIT 1.6
TO
CREDIT AGREEMENT
FORM OF NOTICE OF CONVERSION/CONTINUATION OF LOANS
GENERAL ELECTRIC CAPITAL CORPORATION
as Agent under the Credit Agreement referred to below
_____________, ____
Attention:
Re:    [Coast Crane Company (the “US Borrower”)][Coast Crane Ltd. (the “Canadian Borrower”)]
Reference is made to the Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Coast Crane Company, Coast Crane Ltd., CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, “Agent”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
The [US] [Canadian] Borrower hereby gives you irrevocable notice, pursuant to Section 1.6(a) of the Credit Agreement of its request for the following:
(i)    a continuation, on         , ____, as LIBOR Rate Loans having an Interest Period of [1][2][3] months of [Term Loan][US Revolving Loans][Canadian Revolving Loans] in an aggregate outstanding principal amount of $         having an Interest Period ending on the proposed date for such continuation;
(ii)    a conversion, on         , ____, to LIBOR Rate Loans having an Interest Period of [1][2][3] months of [Term Loan][US Revolving Loans][Canadian Revolving Loans]in an aggregate outstanding principal amount of $         ; and
(iii)    a conversion, on         , ____, to Base Rate Loans of [Term Loan][US Revolving Loans][Canadian Revolving Loans]in an aggregate outstanding principal amount of $        .

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

In connection herewith, the undersigned hereby certifies that, except as set forth on Schedule A attached hereto, no Default or Event of Default has occurred and is continuing on the date hereof, both before and after giving effect to any Loan to be made or Letter of Credit to be Issued on or before any date for any proposed conversion or continuation set forth above.
[COAST CRANE COMPANY][COAST CRANE, LTD.]

By:
Name:
Title:

EXHIBIT 2.1
TO
CREDIT AGREEMENT
CLOSING CHECKLIST
[see attached]

EXHIBIT 4.2(b)
TO
CREDIT AGREEMENT
FORM OF COMPLIANCE CERTIFICATE
COAST CRANE COMPANY AND COAST CRANE LTD.
Date: _____________, 201_
This Compliance Certificate (this “Certificate”) is given by Coast Crane Company, a Delaware corporation (the “US Borrower”), and Coast Crane Ltd., a British Columbia corporation (the “Canadian Borrower” and together with the US Borrower collectively, the “Borrowers”), pursuant to subsection 4.2(b) of that certain Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, the Canadian Borrower, CC Acquisition Holding Corp., a Delaware corporation (“Holdings”), the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.
(v)    The officer executing this Certificate is a Responsible Officer of Holdings and as such is duly authorized to execute and deliver this Certificate on behalf of Holdings. By executing this Certificate, such officer hereby certifies to the Agent, the Lenders and the L/C Issuers, on behalf of Holdings, that: the financial statements delivered with this Certificate in accordance with subsection [4.1(a)] [4.1(b)] [4.1(c)] of the Credit Agreement are correct and complete and fairly present, in all material respects, in accordance with GAAP, the financial position and the results of operations of Holdings and its Subsidiaries as of the dates of and for the periods covered by such financial statements (subject, in the case of interim financial statements, to normal year-end adjustments and the absence of footnote disclosures);
(vi)    to the best of such officer’s knowledge, each Credit Party and each of their Subsidiaries, during the period covered by such financial statements, has observed and performed all of their respective covenants and other agreements in the Credit Agreement and the other Loan Documents to be observed or performed by them, and such officer does not have knowledge of any Default or Event of Default [except as specified on the written attachment hereto];
(vii)    Exhibit A attached hereto is a correct calculation of the Fixed Charge Coverage Ratio covenant contained in Section 6.1 of the Credit Agreement;
(viii)    Exhibit A-1 attached hereto is a correct calculation of the Modified Fixed Charge Coverage Ratio;
(ix)    Exhibit B attached hereto is a correct calculation of Consolidated EBITDA;

(x)    Exhibit C attached hereto is a correct calculation of the Capital Expenditures contained in Section 6.2 of the Credit Agreement;
(xi)    since the Closing Date, and except as disclosed in prior Certificates delivered to the Agent, no Credit Party and no Subsidiary of any Credit Party has:
(A)    changed its legal name, identity, jurisdiction of incorporation, organization or formation or organizational structure or formed or acquired any Subsidiary except as follows: ________________________________;
(B)    acquired the assets of, or merged or consolidated with or into, any Person, except as follows: _________________________________; or
(C)    changed its address or otherwise relocated, acquired fee simple title to any real property or entered into any real property leases, except as follows: ______________________________________________
(xii)    [set forth on Exhibit D is a listing of all government contracts of the US Borrower and the Canadian Borrower subject to the Federal Assignment of Claims Act of 1940, Financial Administration Act (Canada) or any similar state or municipal law entered into in the prior Fiscal Quarter.] [[only required to be provided with respect to Compliance Certificates delivered pursuant to subsections 4.1 (a) and (b)]]
(xiii)    [set forth on Exhibit E is a listing of all applications for the registration of any Patent, Trademark, Copyright or Design filed by any Credit Party with the United States Patent and Trademark Office, the United States Copyright Office, the CIPO or any similar office or agency entered into or filed in the prior Fiscal Quarter.] [[only required to be provided with respect to Compliance Certificates delivered pursuant to subsections 4.1 (a) and (b)]]
(xiv)    [set forth on Exhibit F is updated Schedule 3.16 (which Schedule shall include the information required by Section 3.16 of the Credit Agreement).] [There has been no change to the information contained in Schedule 3.16 since such Schedule delivered [on the Closing Date] [on [_______________]].] [[only required to be provided with respect to Compliance Certificates delivered pursuant to subsections 4.1 (b)]]
(xv)    [set forth on Exhibit G is an updated Schedule 3.1(b) (which Schedule shall include the information required by Section 3.1(b) of the Credit Agreement).] [There has been no change to the information contained in Schedule 3.1(b) since such Schedule delivered [on the Closing Date] [on [_________________]].] [[only required to be provided with respect to Compliance Certificates delivered pursuant to subsections 4.1 (c)]]
(xvi)    [set forth on Exhibit H is an updated Schedule 3.31 (which Schedule shall include the information required by Section 3.31 of the Credit Agreement).] [There has been no change to the information contained in Schedule 3.31 since such Schedule delivered [on the Closing

Date] [on [_____________]].] [[only required to be provided with respect to Compliance Certificates delivered pursuant to subsection 4.1(c)]]
(xvii)    [set forth on Exhibit I is a listing of all Equipment and/or Inventory owned by any US Credit Party that was moved to any location of, or transferred to, any Canadian Credit Party during the fiscal month then ended.] [[only required to be provided with respect to Compliance Certificates delivered pursuant to subsection 4.1(c)]]
[Remainder of page is intentionally left blank.]

IN WITNESS WHEREOF, the Borrowers have caused this Certificate to be executed by one of Holdings’ Responsible Officers this _____ day of __________________, 201_.

By:
Its:

Note: Unless otherwise specified, all financial covenants are calculated for Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP and all calculations are without duplication.

EXHIBIT A TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Covenant 6.1 Fixed Charge Coverage
Fixed Charge Coverage Ratio is defined as follows:

Consolidated EBITDA (per Exhibit B)	$_________
Less: Gain (or Plus Loss)on sale of Equipment rented or held for rental in the Ordinary Course of Business to the extend included in the calculation of Consolidated EBITDA	$_________
Adjusted Consolidated EBITDA	$_________
Minus Net Capital Expenditures	$_________
Fixed Charges equals:
Consolidated Net Interest Expense (defined as gross interest expense for such period paid or required to be paid in cash (including all commissions, discounts, fees and other charges in connection with letters of credit and similar instruments and net amounts paid or payable and/or received or receivable under permitted Rate Contracts in respect of interest rates) for Holdings and its Subsidiaries on a consolidated basis).
$_________
Plus:
Scheduled principal payments of Indebtedness during such period	$_________
Taxes on or measured by income paid or payable in cash during such period	$_________
Fixed Charges total:	$_________
Fixed Charge Coverage Ratio (Adjusted Consolidated EBITDA minus Net Capital Expenditures divided by Fixed Charges)	$_________
Required Fixed Charge Coverage	1.20 to 1.00
In Compliance	Yes/No

EXHIBIT A-1 TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Modified Fixed Charge Coverage
Modified Fixed Charge Coverage Ratio is defined as follows:

Adjusted Consolidated EBITDA (per Exhibit A)	$_________
Fixed Charges (per Exhibit A):	$_________
Modified Fixed Charge Coverage Ratio (Adjusted Consolidated EBITDA divided by Fixed Charges)	$_________
Required Modified Fixed Charge Coverage	1.20 to 1.00
Delivery of thirteen week cash flow forecast required?	Yes/No

EXHIBIT B TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Consolidated EBITDA
“Consolidated EBITDA” is defined as follows:

Net income (or loss) for the applicable period of measurement of Holdings and its Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding: (a) the income (or loss) of any Person which is not a Subsidiary of Holdings, except to the extent of the amount of dividends or other distributions actually paid to Holdings or any of its Subsidiaries in cash by such Person during such period and the payment of dividends or similar distributions by that Person is not at the time prohibited by operation of the terms of its charter or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Person; (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries or that Person’s assets are acquired by Holdings or any of its Subsidiaries; (c) the proceeds of any life insurance policy; (d) gains or losses from the sale, exchange, transfer or other disposition of Property or assets not in the Ordinary Course of Business of Holdings and its Subsidiaries, and related tax effects in accordance with GAAP; and (e) any other extraordinary gains or losses of Holdings or its Subsidiaries, and related tax effects in accordance with GAAP
$_________
Plus: All amounts deducted in calculating net income (or loss) for depreciation or amortization for such period	$_________
Interest expense (less interest income) deducted in calculating net $ income (or loss) for such period	$_________
All taxes on or measured by income to the extent deducted in calculating net income (or loss) for such period	$_________
All non-cash losses or expenses (or minus non-cash income or gain) included or deducted in calculating net income (or loss) for such period including, without limitation, any non-cash loss or expense (or income or gain) due to the application of FASB ASC 815-10 regarding hedging activity, FASB ASC 350 regarding impairment of good will, FASB ASC 480-10 regarding accounting for financial instruments with debt and equity characteristics, non-cash foreign currency exchange losses (or minus gains) and non-cash expenses deducted as a result of any grant of Stock or Stock Equivalents to employees, officers or directors, but excluding any non-cash loss or expense (a) that is an accrual of a reserve for a cash expenditure or payment to be made, or anticipated to be made, in a future period or (b) relating to a write-down, write off or reserve with respect to Accounts and Inventory
$_________
Fees and expenses incurred in connection with the negotiation, execution and delivery on the Closing Date of the Loan Documents, to the extent (i) deducted in the calculation of net income (or loss) $ for such period, and (ii) disclosed to the Agent
$_________
Fees and expenses paid to the Agent and Lenders in connection with the Loan Documents to the extent deducted in calculating net income (or loss) for such period	$_________
Consolidated EBITDA total:	$_________

EXHIBIT C TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Net Capital Expenditures
Net Capital Expenditures

Capital Expenditures (defined as the aggregate of all expenditures and obligations for the applicable period of measurement of Holdings and its Subsidiaries on a consolidated basis, which should be capitalized under GAAP):
$_________
Less (without duplication):
Capital Expenditures used for the purchase of new Equipment held for sale in the Ordinary Course of Business purchased after January 1, 2012 for which there is a signed customer purchase order or written agreement for purchase of such Equipment and is held for less than six (6) months:
$_________
Capital Expenditures relating to used Equipment which has been acquired in the Ordinary Course of Business for resale through trade-ins from customers after January 1, 2012 and is held for less than six (6) months in an amount not exceeding $1,000,000 for any applicable period:
$_________
Capital Expenditures to the extent financed with Indebtedness permitted under Section 5.5(d) of the Credit Agreement (excluding Capital Expenditures referred to in the preceding two clause above):	$_________
Net Proceeds from the sale of Equipment rented or held for rental in the Ordinary Course of Business:	$_________
Net Capital Expenditures:
Maximum Net Capital Expenditures
In Compliance:	Yes/No

EXHIBIT D TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Government Contracts

EXHIBIT E TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Intellectual Property Applications

EXHIBIT F TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Updated Schedule 3.16
(Intellectual Property)

EXHIBIT G TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Updated Schedule 3.1(b)
(Permits)

EXHIBIT H TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Updated Schedule 3.31
(Equipment)

EXHIBIT I TO EXHIBIT 4.2(b)
COMPLIANCE CERTIFICATE
Moved Equipment and/or Inventory

EXHIBIT 11.1(a)
TO
CREDIT AGREEMENT
FORM OF ASSIGNMENT
This ASSIGNMENT (this “Assignment”), dated as of the Effective Date, is entered into between (“Assignor”) and (“Assignee”).
The parties hereto hereby agree as follows:

Borrowers:
Coast Crane Company, a Delaware corporation (the “US Borrower”), and Coast Crane, Ltd., a British Columbia corporation (the “Canadian Borrower” and together with the US Borrower, collectively the “Borrowers”)

Agent:
General Electric Capital Corporation, as administrative agent and collateral agent for the Lenders and L/C Issuers (in such capacity and together with its successors and permitted assigns, the “Agent”)

Credit Agreement:
Second Amended and Restated Credit Agreement, dated as of March 12, 2013, among the Borrowers, CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and the Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition are used as defined in the Credit Agreement)

[Trade Date:	_________, ____]
Effective Date:	_________, ____]

Loan Commitment Assigned	Aggregate amount of Commitments or principal amount of Loans for all Lenders	Aggregate amount of Commitments or principal amount of Loans Assigned	Percentage Assigned
$______	$______	$______	___.____%
$______	$______	$______	___.____%
$______	$______	$______	___.____%

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Revolving Loan Commitment Assigned	Aggregate amount of Revolving Loan Commitments or principal amount of Loans for all Canadian Revolving Lenders	Aggregate amount of Revolving Loan Commitments or principal amount of Canadian Revolving Loans Assigned	Percentage Assigned
$______	$______	$______	___.____%
$______	$______	$______	___.____%
$______	$______	$______	___.____%

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Section 1.    Assignment. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, Assignor’s rights and obligations in its capacity as Lender under the Credit Agreement (including Liabilities owing to or by Assignor thereunder) and the other Loan Documents, in each case to the extent related to the amounts identified above (the “Assigned Interest”).
Section 2.    Representations, Warranties and Covenants of Assignor. Assignor (a) represents and warrants to Assignee and the Agent that (i) it has full power and authority, and has taken all actions necessary for it, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and (ii) it is the legal and beneficial owner of its Assigned Interest and that such Assigned Interest is free and clear of any Lien and other adverse claims and (iii) by executing signing and delivering this Assignment via ClearPar® or any other electronic settlement system designated by the Agent, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an Authorized signer for the Assignor and is authorized to execute, sign and deliver this Assignment, (b) makes no other representation or warranty and assumes no responsibility, including with respect to the aggregate amount of the Loans and Revolving Loan Commitments, the percentage of the Loans and Revolving Loan Commitments represented by the amounts assigned, any statements, representations and warranties made in or in connection with any Loan Document or any other document or information furnished pursuant thereto, the execution, legality, validity, enforceability or genuineness of any Loan Document or any document or information provided in connection therewith and the existence, nature or value of any Collateral, (c) assumes no responsibility (and makes no representation or warranty) with respect to the financial condition of any Credit Party or the performance or nonperformance by any Credit Party of any obligation under any Loan Document or any document provided in connection therewith and (d) attaches any Notes held by it evidencing at least in part the Assigned Interest of such Assignor (or, if applicable, an affidavit of loss or similar affidavit therefor) and requests that the Agent exchange such Notes for new Notes in accordance with Section 1.2 of the Credit Agreement.
Section 3.    Representations, Warranties and Covenants of Assignee. Assignee (a) represents and warrants to Assignor and the Agent that (i) it has full power and authority, and has taken all actions necessary for Assignee, to execute and deliver this Assignment and to consummate the transactions contemplated hereby, (ii) it is [not] an Affiliate or an Approved Fund of [_____________], a Lender, and (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest assigned to it hereunder and either Assignee or the Person exercising discretion in making the decision for such assignment is experienced in acquiring assets of such type, (iv) by executing, signing and delivering this Assignment via ClearPar® or any other electronic settlement system designated by the Agent, the Person signing, executing and delivering this Assignment on behalf of the Assignor is an Authorized signer for the Assignor and is authorized to execute, sign and deliver this Assignment, (b) appoints and authorizes the Agent to take such action as administrative agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (c) shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender, (d) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document independently and without reliance upon Agent, any L/C Issuer, any Lender or any other Indemnitee and based on such documents and information as it shall deem appropriate at the time, (e) acknowledges and agrees that, as a Lender, it may receive material non-public information and confidential information concerning the Credit Parties and their Affiliates and their Stock and agrees to use such information in accordance with Section 9.10 of the Credit Agreement, (f) specifies as its applicable lending offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof, (g) shall pay to the Agent an assignment fee in the amount of $3,500 to the extent such fee is required to be paid under Section 9.9 of the Credit Agreement and (h) to the extent required pursuant to Section 10.1(f) of the Credit Agreement, attaches two completed originals of Forms W-8ECI, W-8BEN, W-8IMY or W-9 and, if applicable, a portfolio interest exemption certificate.
Section 4.    Determination of Effective Date; Register. Following the due execution and delivery of this Assignment by Assignor, Assignee and, to the extent required by Section 9.9 of the Credit Agreement, the Borrowers, this Assignment (including its attachments) will be delivered to the Agent for its acceptance and recording in the Register. The effective date of this Assignment (the “Effective Date”) shall be the later of (i) the acceptance of this Assignment by the Agent and (ii) the recording of this Assignment in the Register. The Agent shall insert the Effective Date when known in the space provided therefor at the beginning of this Assignment.
Section 5.    Effect. As of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender under the Credit Agreement and (b) Assignor shall, to the extent provided in this Assignment, relinquish its rights (except those surviving the termination of the Commitments and payment in full of the Obligations) and be released from its obligations under the Loan Documents other than those obligations relating to events and circumstances occurring prior to the Effective Date.
Section 6.    Distribution of Payments. On and after the Effective Date, the Agent shall make all payments under the Loan Documents in respect of each Assigned Interest (a) in the case of amounts accrued to but excluding the Effective Date, to Assignor and (b) otherwise, to Assignee.
Section 7.    Miscellaneous. (a) The parties hereto, to the extent permitted by law, waive all right to trial by jury in any action, suit, or proceeding arising out of, in connection with or relating to, this Assignment and any other transaction contemplated hereby. This waiver applies to any action, suit or proceeding whether sounding in tort, contract or otherwise.
(a)    On and after the Effective Date, this Assignment shall be binding upon, and inure to the benefit of, the Assignor, Assignee, the Agent and their Related Persons and their successors and assigns.
(b)    This Assignment shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.
(c)    This Assignment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(d)    Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Assignment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart of this Assignment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
[NAME OF ASSIGNOR]
as Assignor

By:
Name:
Title:

[NAME OF ASSIGNEE]
as Assignee

By:
Name:
Title:

Lending Office for LIBOR Rate Loans:

[Insert Address (including contact name, fax number and e-mail address)]

Lending Office (and address for notices)
for any other purpose:

[Insert Address (including contact name, fax number and e-mail address)]

ACCEPTED and AGREED
this __ day of ______ _____:

GENERAL ELECTRIC CAPITAL CORPORATION
as Agent

By:
Name:
Title:

COAST CRANE COMPANY7

By:
Name:
Title:

COAST CRANE LTD.7

By:
Name:
Title:

EXHIBIT 11.1(c)
TO
CREDIT AGREEMENT
FORM OF NOTICE OF BORROWING
GENERAL ELECTRIC CAPITAL CORPORATION
as Agent under the Credit Agreement referred to below
___________, ____
Attention:
Re:    [Coast Crane Company (the “US Borrower”)][Coast Crane Ltd. (the “Canadian Borrower”)]
Reference is made to the Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Coast Crane Company, Coast Crane Ltd., CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, the “Agent”). Capitalized terms used herein without definition are used as defined in the Credit Agreement.
The [US][Canadian] Borrower hereby gives you irrevocable notice, pursuant to Section 1.5 of the Credit Agreement of its request of a Borrowing of [US][Canadian] Revolving Loans (the “Proposed Borrowing”) under the Credit Agreement and, in that connection, sets forth the following information:
A.    The date of the Proposed Borrowing is __________, ____ (the “Funding Date”).
B.    The aggregate principal amount of requested [US][Canadian] Revolving Loans is $        , of which $         consists of Base Rate Loans and $         consists of LIBOR Rate Loans having an initial Interest Period of [1][2][3] months.
The undersigned hereby certifies that, except as set forth on Schedule A attached hereto, the following statements are true on the date hereof and will be true on the Funding Date, both before and after giving effect to the Proposed Borrowing and any other Loan to be made or Letter of Credit to be Issued on or before the Funding Date:
(i)    the representations and warranties set forth in Article III of the Credit Agreement and elsewhere in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;
(ii)    no Default or Event of Default has occurred and is continuing;
(iii)    the aggregate outstanding amount of US Revolving Loans does not exceed the Maximum Revolving Loan Balance (except as provided in Section 1.1(a)(iii) of the Credit Agreement); and
[(iv)    with respect to any Borrowing of Canadian Revolving Loans, after giving effect to any Canadian Revolving Loan, (x) the aggregate outstanding amount of the Canadian Revolving Loans would exceed the lesser of (1) the Canadian Borrowing Base (as calculated pursuant to the Borrowing Base Certificate) or (2) the Canadian Revolving Loan Commitment then in effect less those Reserves imposed by Agent in its Permitted Discretion, or (y) the aggregate principal amount of all outstanding US Revolving Loans would exceed the Aggregate Revolving Loan Commitment then in effect less the sum of (i) those Reserves imposed by Agent in its Permitted Discretion, plus (ii) the aggregate amount of Letter of Credit Obligations, plus (iii) the outstanding Swing Loans, plus (iv) outstanding Canadian Revolving Loans.][[only required with respect to a Notice of Borrowing by Canadian Borrower]]

2

IN WITNESS WHEREOF, the [US][Canadian] Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.
[COAST CRANE COMPANY][COAST CRANE LTD.]

By:
Name:
Title:

3

EXHIBIT 11.1(d)
TO
CREDIT AGREEMENT
FORM OF CANADIAN REVOLVING LOAN NOTE
Lender: [NAME OF LENDER]        New York, New York
Principal Amount: $_______         ___________, 20__
FOR VALUE RECEIVED, the undersigned, Coast Crane Ltd., a British Columbia corporation (the “Canadian Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Canadian Revolving Loans (as defined in the Credit Agreement referred to below) of the Lender to the Canadian Borrower, payable at such times and in such amounts as are specified in the Credit Agreement.
The Canadian Borrower promises to pay interest on the unpaid principal amount of the Canadian Revolving Loans from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Credit Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Canadian Borrower.
Both principal and interest are payable in Dollars to General Electric Capital Corporation, as Agent (as defined below), at the address set forth in the Credit Agreement, in immediately available funds.
This Note is one of the Notes referred to in, and is entitled to the benefits of, the Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Canadian Borrower, Coast Crane Company, CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and the L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, “Agent”). Capitalized terms used herein without definition are used as defined in the Credit Agreement.
The Credit Agreement, among other things, (a) provides for the making of Canadian Revolving Loans by the Lender to the Canadian Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Canadian Borrower resulting from such Canadian Revolving Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.
This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 9.18(b) (Submission to Jurisdiction), 9.19 (Waiver of Jury Trial) and 11.2 (Other Interpretive Provisions) thereof.

This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.
This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Canadian Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.
COAST CRANE LTD.

By:
Name:
Title:

EXHIBIT 11.1(e)
TO
CREDIT AGREEMENT
FORM OF US REVOLVING LOAN NOTE
Lender: [NAME OF LENDER]    New York, New York
Principal Amount: $_______________    ____________, 20__
FOR VALUE RECEIVED, the undersigned, Coast Crane Company, a Delaware corporation (the “US Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all US Revolving Loans (as defined in the Credit Agreement referred to below) of the Lender to the US Borrower, payable at such times and in such amounts as are specified in the Credit Agreement.
The US Borrower promises to pay interest on the unpaid principal amount of the US Revolving Loans from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Credit Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the US Borrower.
Both principal and interest are payable in Dollars to General Electric Capital Corporation, as Agent (as defined below), at the address set forth in the Credit Agreement, in immediately available funds.
This Note is one of the Notes referred to in, and is entitled to the benefits of, the Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Coast Crane Ltd., CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and the L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, “Agent”). Capitalized terms used herein without definition are used as defined in the Credit Agreement.
The Credit Agreement, among other things, (a) provides for the making of US Revolving Loans by the Lender to the US Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the US Borrower resulting from such US Revolving Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.
This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 9.18(b) (Submission to Jurisdiction), 9.19 (Waiver of Jury Trial) and 11.2 (Other Interpretive Provisions) thereof.

This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.
This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the US Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.
COAST CRANE COMPANY

By:
Name:
Title:

EXHIBIT 11.1(f)
TO
CREDIT AGREEMENT
FORM OF SWINGLINE NOTE
New York, New York
Swingline Lender: General Electric Capital Corporation
Principal Amount: $_______________     _____________, 20__
FOR VALUE RECEIVED, the undersigned, Coast Crane Company, a Delaware corporation (the “US Borrower”), hereby promises to pay to the Swingline Lender set forth above (the “Swingline Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Swingline Loans (as defined in the Credit Agreement referred to below) of the Swingline Lender to the US Borrower, payable at such times and in such amounts as are specified in the Credit Agreement.
The US Borrower promises to pay interest on the unpaid principal amount of the Swingline Loans from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Credit Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the US Borrower.
Both principal and interest are payable in Dollars to General Electric Capital Corporation, as Agent (as defined below), at the address set forth in the Credit Agreement, in immediately available funds.
This Note is one of the Notes referred to in, and is entitled to the benefits of, the Second Amended and Restated Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the US Borrower, Coast Crane Ltd., CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, “Agent”) and as Swingline Lender. Capitalized terms used herein without definition are used as defined in the Credit Agreement.
The Credit Agreement, among other things, (a) provides for the making of Swing Loans by the Swingline Lender to the US Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the US Borrower resulting from such Swingline Loans being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 9.18(b) (Submission to Jurisdiction), 9.19 (Waiver of Jury Trial) and 11.2 (Other Interpretive Provisions) thereof.
This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.
This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the US Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.
COAST CRANE COMPANY

By:
Name:
Title:

EXHIBIT 11.1(g)
TO
CREDIT AGREEMENT
FORM OF TERM NOTE
New York, New York
Lender: [NAME OF LENDER]
Principal Amount: $_______    ___________, 20__

FOR VALUE RECEIVED, the undersigned, Coast Crane Company, a Delaware corporation (the “US Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of the Term Loan (as defined in the Credit Agreement referred to below) of the Lender to the US Borrower, payable at such times and in such amounts as are specified in the Credit Agreement.
The US Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date made until such principal amount is paid in full, payable at such times and at such interest rates as are specified in the Credit Agreement. Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the US Borrower.
Both principal and interest are payable in Dollars to General Electric Capital Corporation, as Agent, at the address set forth in the Credit Agreement, in immediately available funds.
This Note is one of the Notes referred to in, and is entitled to the benefits of, the Second Credit Agreement, dated as of March 12, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the US Borrower, Coast Crane Ltd., CC Acquisition Holding Corp., the other Credit Parties party thereto, the Lenders and L/C Issuers party thereto and General Electric Capital Corporation, as administrative agent and collateral agent for such Lenders and L/C Issuers (in such capacity, “Agent”) and as Swingline Lender. Capitalized terms used herein without definition are used as defined in the Credit Agreement.
The Credit Agreement, among other things, (a) provides for the making of the Term Loan by the Lender to the US Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the US Borrower resulting from such Term Loan being evidenced by this Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.
This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Credit Agreement, including Sections 9.18(b) (Submission to Jurisdiction), 9.19 (Waiver of Jury Trial) and 11.2 (Other Interpretive Provisions) thereof.
This Note is a registered obligation, transferable only upon notation in the Register, and no assignment hereof shall be effective until recorded therein.

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the US Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.
COAST CRANE COMPANY

By:
Name:
Title: